UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen Gilomen, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-759-5679

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019 - October 31, 2020

Item 1. Reports to Stockholders.

Annual Report

October 31, 2020

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

ALPS | Kotak India Growth Fund

ALPS | Smith Funds

ALPS | Red Rocks Global Opportunity Fund

Clough China Fund

RiverFront Global Allocation Series

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Table of Contents

Disclosure of Fund Expenses	1
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Management Commentary	8
Performance Update	10
Consolidated Statement of Investments	12
Consolidated Statement of Assets and Liabilities	17
Consolidated Statement of Operations	18
Consolidated Statements of Changes in Net Assets	19
Consolidated Financial Highlights	20
ALPS | Kotak India Growth Fund
Management Commentary	24
Performance Update	27
Consolidated Statement of Investments	29
Consolidated Statement of Assets and Liabilities	32
Consolidated Statement of Operations	33
Consolidated Statements of Changes in Net Assets	34
Consolidated Financial Highlights	35
ALPS | Smith Funds
Management Commentary	40
Performance Update	44
Statements of Investments	52
Statements of Assets and Liabilities	93
Statements of Operations	95
Statement of Changes in Net Assets	96
Financial Highlights	100
ALPS | Red Rocks Global Opportunity Fund
Management Commentary	116
Performance Update	118
Statement of Investments	121
Statement of Assets and Liabilities	123
Statement of Operations	124
Statements of Changes in Net Assets	125
Financial Highlights	126
Clough China Fund
Management Commentary	131
Performance Update	133
Statement of Investments	135
Statement of Assets and Liabilities	138
Statement of Operations	139
Statements of Changes in Net Assets	140
Financial Highlights	141
RiverFront Global Allocation Series
Management Commentary	145
Performance Update	147
Statements of Investments	153
Statements of Assets and Liabilities	156
Statements of Operations	158
Statements of Changes in Net Assets	159
Financial Highlights	162
Notes to Financial Statements	176
Report of Independent Registered Public Accounting Firm	207
Additional Information	208
Trustees and Officers	221
Privacy Policy	225

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

Board Examples. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2020 and held until October 31, 2020.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2020 – October 31, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1 | October 31, 2020

Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expense Ratio(a)	Expenses Paid During Period May 1, 2020 - October 31, 2020(b)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Investor Class
Actual	$1,000.00	$1,195.30	1.39%	$7.67
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.39%	$7.05
Class A
Actual	$1,000.00	$1,194.90	1.35%	$7.45
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	1.35%	$6.85
Class C
Actual	$1,000.00	$1,191.30	2.05%	$11.29
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	2.05%	$10.38
Class I
Actual	$1,000.00	$1,195.30	1.15%	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	1.15%	$5.84
ALPS | Kotak India Growth Fund(d)
Investor Class
Actual	$1,000.00	$1,248.50	1.36%	$7.69
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.36%	$6.90
Class A
Actual	$1,000.00	$1,244.10	1.25%	$7.05
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	1.25%	$6.34
Class C
Actual	$1,000.00	$1,239.40	2.00%	$11.26
Hypothetical (5% return before expenses)	$1,000.00	$1,015.08	2.00%	$10.13
Class I
Actual	$1,000.00	$1,245.20	1.00%	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	1.00%	$5.08
Class II
Actual	$1,000.00	$1,246.90	0.75%	$4.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.75%	$3.81

2 | October 31, 2020

Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expense Ratio(a)	Expenses Paid During Period May 1, 2020 - October 31, 2020(b)
ALPS | Smith Short Duration Bond Fund
Investor Class
Actual	$1,000.00	$1,031.70	0.78%	$3.98
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	0.78%	$3.96
Class A
Actual	$1,000.00	$1,031.60	0.78%	$3.98
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	0.78%	$3.96
Class C
Actual	$1,000.00	$1,028.00	1.49%	$7.60
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	1.49%	$7.56
Class I
Actual	$1,000.00	$1,032.90	0.49%	$2.50
Hypothetical (5% return before expenses)	$1,000.00	$1,022.67	0.49%	$2.49
ALPS | Smith Total Return Bond Fund
Investor Class
Actual	$1,000.00	$1,036.70	0.96%	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	0.96%	$4.88
Class A
Actual	$1,000.00	$1,036.70	0.95%	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	0.95%	$4.82
Class C
Actual	$1,000.00	$1,033.10	1.67%	$8.53
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	1.67%	$8.47
Class I
Actual	$1,000.00	$1,038.10	0.67%	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	0.67%	$3.40

3 | October 31, 2020

Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

	Beginning Account Value September 16, 2020	Ending Account Value October 31, 2020	Expense Ratio(a)	Expenses Paid During Period September 16, 2020 - October 31, 2020(e)
ALPS | Smith Credit Opportunities Fund
Investor Class
Actual	$1,000.00	$997.70	1.20%	$1.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	1.20%	$6.09
Class A
Actual	$1,000.00	$997.80	1.20%	$1.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	1.20%	$6.09
Class C
Actual	$1,000.00	$996.90	1.90%	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	1.90%	$9.63
Class I
Actual	$1,000.00	$998.50	0.90%	$1.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.90%	$4.57
ALPS | Smith Balanced Opportunity Fund
Investor Class
Actual	$1,000.00	$988.20	1.15%	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	1.15%	$5.84
Class A
Actual	$1,000.00	$988.40	1.15%	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	1.15%	$5.84
Class C
Actual	$1,000.00	$1,000.00	1.85%	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,015.84	1.85%	$9.37
Class I
Actual	$1,000.00	$988.50	0.85%	$1.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	0.85%	$4.32

4 | October 31, 2020

Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expense Ratio(a)	Expenses Paid During Period May 1, 2020 - October 31, 2020(b)
ALPS | Red Rocks Global Opportunity Fund
Investor Class
Actual	$1,000.00	$1,153.30	1.52%	$8.23
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	1.52%	$7.71
Class A
Actual	$1,000.00	$1,155.90	1.55%	$8.40
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	1.55%	$7.86
Class C
Actual	$1,000.00	$1,147.80	2.28%	$12.31
Hypothetical (5% return before expenses)	$1,000.00	$1,013.67	2.28%	$11.54
Class I
Actual	$1,000.00	$1,155.60	1.27%	$6.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	1.27%	$6.44
Class R
Actual	$1,000.00	$1,152.00	1.73%	$9.36
Hypothetical (5% return before expenses)	$1,000.00	$1,016.44	1.73%	$8.77
Clough China Fund
Investor Class
Actual	$1,000.00	$1,275.50	1.80%	$10.30
Hypothetical (5% return before expenses)	$1,000.00	$1,016.09	1.80%	$9.12
Class A
Actual	$1,000.00	$1,275.20	1.77%	$10.12
Hypothetical (5% return before expenses)	$1,000.00	$1,016.24	1.77%	$8.97
Class C
Actual	$1,000.00	$1,270.70	2.58%	$14.73
Hypothetical (5% return before expenses)	$1,000.00	$1,012.17	2.58%	$13.05
Class I
Actual	$1,000.00	$1,277.30	1.55%	$8.87
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	1.55%	$7.86

5 | October 31, 2020

Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expense Ratio(a)	Expenses Paid During Period May 1, 2020 - October 31, 2020(b)
RiverFront Asset Allocation Moderate
Investor Class
Actual	$1,000.00	$1,056.90	0.50%	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54
Class A
Actual	$1,000.00	$1,057.10	0.50%	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54
Class C
Actual	$1,000.00	$1,053.70	1.25%	$6.45
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	1.25%	$6.34
Class I
Actual	$1,000.00	$1,058.30	0.25%	$1.29
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	0.25%	$1.27
RiverFront Asset Allocation Aggressive
Investor Class
Actual	$1,000.00	$1,126.50	0.50%	$2.67
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54
Class A
Actual	$1,000.00	$1,126.50	0.50%	$2.67
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54
Class C
Actual	$1,000.00	$1,123.30	1.25%	$6.67
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	1.25%	$6.34
Class I
Actual	$1,000.00	$1,128.90	0.25%	$1.34
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	0.25%	$1.27
Investor Class II
Actual	$1,000.00	$1,126.60	0.50%	$2.67
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54
Class L
Actual	$1,000.00	$1,128.20	0.25%	$1.34
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	0.25%	$1.27
RiverFront Asset Allocation Growth & Income
Investor Class
Actual	$1,000.00	$1,087.90	0.50%	$2.62
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54
Class A
Actual	$1,000.00	$1,088.00	0.50%	$2.62
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%	$2.54
Class C
Actual	$1,000.00	$1,084.90	1.25%	$6.55
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	1.25%	$6.34
Class I
Actual	$1,000.00	$1,089.00	0.25%	$1.31
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	0.25%	$1.27

6 | October 31, 2020

Disclosure of Fund Expenses

October 31, 2020 (Unaudited)

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 366.
(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary's management fee.
(d)	Includes expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(e)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (46), divided by 366.

7 | October 31, 2020

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2020 (Unaudited)

The twelve month period ending on October 30, 2020 produced negative returns for commodities, as measured by the diversified Bloomberg Commodities Index Total Return (“BCOM”), down -8.75%. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (“I” Shares—“JCRIX” or the “Fund”) delivered a net negative return of -8.18% (JCCSX was -13.35% at MOP and JCRCX was down -9.88% with CDSC and JCRAX was down -8.44%).

The Fund outperformed its benchmark, the BCOM, by 57 basis points during this period. The Fund employs a strategy that combines an actively managed portfolio of commodity futures-related exposure (collateralized by U.S. Treasuries and Treasury Inflation Protected Securities (“TIPS”)), commodity equities, and physical commodity ETFs. On average for the past twelve months, the Fund allocated approximately 76% of its assets toward commodity futures-related investments and approximately 24% of its assets toward commodity equities. The Fund was more than 99% invested at the end of the period.

The past one year period ended October 31, 2020 witnessed historic moves in commodity prices. Markets reacted to the lockdowns and restrictions imposed during the peak periods of uncertainty and fear from the COVID-19 pandemic. The unprecedented disruptions in economic activity, commerce, and travel caused a sudden contraction in global demand for many commodities, especially energy. Commodities, which are typically priced based on reasonably transparent supply/demand fundamentals, had to weigh additional factors based on the general health of the population and corresponding political response. The largest contractions and price reactions occurred in the latter weeks of Q1 2020 and persisted through most of Q2 2020. Following the cyclical trough of late March/early April, prices staged a significant rebound, with certain commodities testing multi-year highs.

During the one-year period ended October 31, 2020, the Fund's agricultural sector was slightly underweight relative to the BCOM, 34% versus 36%. The Fund’s selection of agricultural commodities outperformed that of the BCOM by nearly 500 basis points, 4.10% to -0.70%. Much of the outperformance was due to curve positioning which aimed to negate the harmful effects of contango. The Fund’s higher emphasis on certain “luxury” agricultural commodities: sugar +10.53%, cotton +4.14%, frozen concentrated orange juice +2.87%, and cocoa +0.43%, further contributed to the outperformance. A lower allocation to lean hog futures, about 1% less than the BCOM’s mix, also added alpha. The Fund avoided some of the 38.86% price decline suffered by lean hogs over the course of the year.

Energy prices were hit the hardest of any sector during the period. The BCOM futures dedicated to the energy sector were down substantially, -42.0%. Demand destruction resulting from government lockdowns and travel restrictions imposed tremendous downside pressure on West Texas Intermediate (WTI) crude oil. Nearby prices fell sharply, -58.28% for the period, making it the worst performing constituent of the benchmark index. Products derived from crude oil were also impacted, heating oil dropped by

50.20% while reformulated gasoline fell by 45.05%. During the last 12 months, the Fund held an average overweight of approximately 7% in the energy sector relative to the BCOM. By holding futures positions in months beyond the nearby contract, the Fund effectively offset some of the downside experienced during the height of the COVID-19 crisis. Deferred positioning, along with the Fund’s portfolio of energy equities, produced modest outperformance compared to the BCOM, roughly 60 basis points.

Industrial metal futures held within the BCOM posted a small gain for the year, 2.8%. The Fund’s industrial metal futures managed a gain of 7.0%, nearly 4.2% above the benchmark. The deferred allocation of most industrial metal futures and the substitution of London Metals Exchange (LME) copper for Chicago Mercantile Exchange (CME) copper differentiated the Fund’s sector holdings from the BCOM. Industrial metal equities held by the Fund also outperformed, up 9.9% for the year. Despite a slight underweight to the sector of approximately 2%, industrial metals contributed 1.2% to overall alpha for the year.

Precious metals represented the best performing sector within the BCOM and the Fund. The financial stress and turmoil brought on by the COVID-19 pandemic coupled with an unprecedented amount of monetary stimulus supported precious metal prices. Silver rose 31.95% and gold improved by 23.43%. The value of the US dollar decreased by nearly 3.40% for the year. Precious metal performance tends to be negatively correlated with the dollar. For the year, the Fund’s performance in precious metal futures remained in line with the BCOM’s precious metal holdings, 22.0%. On the other hand, precious metal equities held in the Fund’s portfolio increased a staggering 46.3%. The Fund allocated approximately 4% less to precious metals than the BCOM. The Fund’s alpha generated via the precious metal equities mitigated the under-allocation in an advancing price environment. The Fund trailed the BCOM by just 80 basis points for the year.

{The Fund’s top equity holdings at the end of October 2020 included CF Industries Holdings (CF US) -40.5% YTD, Boliden AB (BOL SS) +5.9% YTD, First Quantum Minerals Ltd. (FM CN) +13.8% YTD, Nutrien Ltd. (NTR CN) -10.9% YTD, Vale SA (VALE US) -16.7% YTD, Alcoa Corp (AA US) -39.9% YTD, Kubota Corp (6326 JP) 10.3% YTD, Sociedad Quimica y Minera de Chile SA (SQM US) +42.7% YTD, Tyson Foods Inc. (TSN US) -35.9% YTD, FMC Corp (FMC US) +4.4% YTD.}

U.S. Treasury Inflation Protected Securities (“TIPS”) and nominal US Treasuries are held by the Fund to invest excess cash and are used as collateral for commodity futures-related investments held in our Cayman Island subsidiary. This year, rates fell dramatically on the back of dovish central bank measures. Two-year US Treasury Notes dropped in yield from 1.69% last October to just 15 basis points at the end of October 2020. At the end of the period, the Fund held a mixture of roughly 70% TIPS and 30% nominal Treasuries. The weighted average maturity in the Fund’s collateral account was 0.75 years.

8 | October 31, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2020 (Unaudited)

We strongly believe that the long term fundamental drivers of commodity demand and ultimately higher prices are firmly in place. Population growth is likely to remain unabated regardless of the economic environment in the US and Europe. A billion more people are expected to be added to the world population over the next decade or so. The trend of wealth distribution is tipping toward the developing world as those economies grow at faster rates relative to more established economies. The improving global quality of life is contributing to ever increasing demand for raw materials and food. Incremental gains in disposable income in developing nations have led to competition for the commodities needed for more complex and costly lifestyles. Now, with the distribution of effective vaccines in the near future, an accelerated growth rate is entirely possible and widely projected.

Commodity prices have rallied significantly in percentage terms from the lows established in the first quarter of 2020. However, the absolute price levels of many commodities, including crude oil, have still not sustained sufficient margins to incentivize the necessary capital expenditures to assure future supply growth. Producers need profit margins to operate, to explore for new sources, and to secure financing. Without robust capital investment, the world may essentially operate from “hand to mouth” for many key commodities. Ultimately that could lead to higher, more volatile prices if problems erupt or demand grows beyond current expectations. The price cycle for many commodities seems to be shifting from one that favored consumers to one that will soon reward producers. Commodities may become a much more intriguing investment as sentiment for the asset class improves alongside the progression of constructive fundamentals.

Bob Hyman

Portfolio Manager

CoreCommodity Management, LLC

Past performance if not indicative of future results. “Bloomberg®” and “Bloomberg Commodity IndexSM” are service marks of Bloomberg L.P. (“Bloomberg”) as the case may be. Source for all Index data: Bloomberg L.P. Global. Commodity Sectors and individual commodities are represented by the respective Bloomberg Commodity Sub-Index. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. CoreCommodity Management assumes no obligation to provide this information in the future or to advise of changes in this information. Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., CoreCommodity Management, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

Bob Hyman is a registered representative of ALPS Distributors, Inc.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

9 | October 31, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	October 31, 2020 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2020)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2020)

	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-8.44%	-5.46%	-1.98%	-4.64%	-2.84%	1.45%	1.45%
Class A (NAV)	-8.29%	-5.41%	-1.95%	-4.63%	-2.83%	1.45%	1.45%
Class A (LOAD)	-13.35%	-7.19%	-3.07%	-5.16%	-3.36%
Class C (NAV)	-8.97%	-6.05%	-2.62%	-5.26%	-3.44%	2.05%	2.05%
Class C (LOAD)	-9.88%	-6.05%	-2.62%	-5.26%	-3.44%
Class I	-8.18%	-5.19%	-1.76%	-4.39%	-2.58%	1.14%	1.14%
Refinitiv/CoreCommodity CRB Commodity Total Return Index[1]	-17.66%	-6.83%	-4.75%	-6.48%	-4.81%
Bloomberg Commodity TR Index[1]	-8.75%	-4.41%	-2.73%	-6.36%	-4.60%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

10 | October 31, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	October 31, 2020 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Thomson Reuters/CC CRB Total Return Index and the Bloomberg Commodity TR Index (formerly the Dow Jones-UBS Commodity Index) are unmanaged indices used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. Each index is composed of a different basket of commodities, a different weighting of the commodities in the basket, and a different re-balancing schedule. The indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index. Effective April 20, 2020 the Thomson Reuters/CoreCommodity CRB Index changed it’s name to Refinitv/Core Commodity CRB Index.
^	Fund Inception date of June 29, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2021. Please see the prospectus dated February 28, 2020 for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Investments in securities of Master Limited Partnerships (MLPs) involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund's original investment.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Common Stocks	29.33%
Government Bonds	63.47%
Master Limited Partnerships	0.07%
Cash, Cash Equivalents, & Other Net Assets	7.13%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets) ^

^	Notional Value of Derivative Exposure included

11 | October 31, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
COMMON STOCKS (29.33%)
Argentina (0.05%)
YPF SA, Sponsored ADR(a)	73,592	$236,966

Australia (2.16%)
Alumina, Ltd.	833,315	840,531
Beach Energy, Ltd.	278,659	231,126
BHP Group, Ltd.	6,563	155,831
BlueScope Steel, Ltd.	131,780	1,357,925
Costa Group Holdings, Ltd.	104,343	261,100
Deterra Royalties, Ltd.(a)	100,615	277,938
Fortescue Metals Group, Ltd.	26,544	324,085
GrainCorp, Ltd., Class A(a)	85,256	212,139
IGO, Ltd.	132,309	412,919
Iluka Resources, Ltd.	100,615	364,219
Incitec Pivot, Ltd.	400,411	540,381
Mineral Resources, Ltd.	56,942	999,011
Nufarm, Ltd.(a)	147,504	356,661
OceanaGold Corp.(a)	204,900	267,602
Oil Search, Ltd.	73,894	133,486
OZ Minerals, Ltd.	108,804	1,136,466
Regis Resources, Ltd.	93,204	271,879
Sandfire Resources NL	78,872	245,041
Santos, Ltd.	163,542	543,730
South32, Ltd.	823,504	1,175,045
St Barbara, Ltd.	162,515	302,714
Woodside Petroleum, Ltd.	18,740	230,779
		10,640,608

Austria (0.14%)
OMV AG	6,908	158,494
voestalpine AG	18,655	518,176
		676,670

Brazil (0.86%)
BRF SA, ADR(a)	141,840	419,846
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	56,688	418,357
Gerdau SA, Sponsored ADR	35,353	134,695
Petroleo Brasileiro SA, Sponsored ADR	106,194	704,066
Vale SA, Sponsored ADR	240,246	2,539,401
		4,216,365

Canada (3.14%)
B2Gold Corp.	59,884	385,653
Ballard Power Systems, Inc.(a)	32,985	487,188
Cameco Corp.	50,010	475,595
Canadian Solar, Inc.(a)	42,639	1,549,928
Centerra Gold, Inc.	33,100	289,187
First Quantum Minerals, Ltd.	226,000	2,597,057
Hudbay Minerals, Inc.	180,500	814,235
IAMGOLD Corp.(a)	84,106	308,669
Kinross Gold Corp.	28,621	228,109
Kirkland Lake Gold, Ltd.	3,000	136,681
Lundin Mining Corp.	279,700	1,689,999
Maple Leaf Foods, Inc.	22,700	413,347
Nutrien, Ltd.	63,800	2,593,566
	Shares	Value (Note 2)
Canada (continued)
Parex Resources, Inc.(a)	56,800	$552,951
Sandstorm Gold, Ltd.(a)	36,048	266,755
SSR Mining, Inc.(a)	34,757	643,342
Teck Resources, Ltd., Class B	133,717	1,757,041
Torex Gold Resources, Inc.(a)	21,700	292,526
		15,481,829

Chile (0.52%)
Antofagasta PLC	53,247	710,167
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	50,514	1,869,523
		2,579,690

China (0.57%)
China Petroleum & Chemical Corp., ADR	5,780	227,327
CNOOC, Ltd., Sponsored ADR	9,262	853,215
Daqo New Energy Corp., ADR(a)	499	91,122
JinkoSolar Holding Co., Ltd., ADR(a)	23,496	1,369,818
PetroChina Co., Ltd., ADR	8,809	250,704
		2,792,186

Colombia (0.07%)
Ecopetrol SA, Sponsored ADR	35,996	332,963

Denmark (0.24%)
FLSmidth & Co. A/S(a)	9,925	253,171
Vestas Wind Systems A/S	5,391	920,148
		1,173,319

Faroe Islands (0.08%)
Bakkafrost P/F(a)	6,869	391,419

Finland (0.12%)
Metso Outotec Oyj	43,438	305,816
Outokumpu Oyj(a)	104,738	261,409
		567,225

France (0.07%)
TOTAL SE, Sponsored ADR	11,457	347,491

Germany (0.27%)
K+S AG	70,154	469,965
Nordex SE(a)	10,156	145,486
Salzgitter AG(a)	10,429	151,826
thyssenkrupp AG(a)	17,747	84,639
Varta AG(a)	3,960	496,252
		1,348,168

Great Britain (1.57%)
Anglo American PLC	57,298	1,344,451
BP PLC, Sponsored ADR	117,722	1,822,337
CNH Industrial N.V.(a)	64,438	500,683
Evraz PLC	18,181	84,675
Kazakhmys PLC	16,882	137,785
Pentair PLC	14,791	736,000

12 | October 31, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
Great Britain (continued)
Rio Tinto PLC, Sponsored ADR	31,219	$1,772,303
Severn Trent PLC	16,661	524,501
Subsea 7 SA(a)	50,511	332,696
United Utilities Group PLC	43,789	489,797
		7,745,228

India (0.03%)
Vedanta, Ltd., ADR	27,652	141,578

Israel (0.13%)
SolarEdge Technologies, Inc.(a)	2,438	628,248

Italy (0.08%)
Eni SpA, Sponsored ADR	10,981	153,514
ERG SpA	10,237	232,012
		385,526

Japan (2.13%)
Daido Steel Co., Ltd.	6,200	201,643
GS Yuasa Corp.	21,600	373,840
Hitachi Metals, Ltd.	34,000	448,484
Inpex Corp.	207,133	973,394
Japan Petroleum Exploration Co., Ltd.	19,200	300,943
JFE Holdings, Inc.(a)	236,400	1,643,815
Kobe Steel, Ltd.(a)	77,200	298,639
Kubota Corp.	114,300	1,976,600
Kurita Water Industries, Ltd.	10,016	296,572
Maruha Nichiro Corp.	5,600	116,712
Maruichi Steel Tube, Ltd.	5,300	120,990
Morinaga Milk Industry Co., Ltd.	6,500	312,288
Nippon Steel Corp.(a)	99,290	954,538
Nippon Suisan Kaisha, Ltd.	65,500	250,876
Sumitomo Forestry Co., Ltd.	28,759	450,222
Sumitomo Metal Mining Co., Ltd.	35,700	1,099,012
Tokyo Steel Manufacturing Co., Ltd.	50,500	319,318
Yamato Kogyo Co., Ltd.	14,400	343,718
		10,481,604

Luxembourg (0.46%)
APERAM SA	14,100	379,008
ArcelorMittal(a)	13,403	182,281
ArcelorMittal SA(a)	5,056	68,612
Tenaris SA, ADR	130,745	1,249,923
Ternium SA, Sponsored ADR(a)	19,564	391,671
		2,271,495

Malaysia (0.15%)
Lynas Corp., Ltd.(a)	361,944	719,980

Mexico (0.31%)
Grupo Mexico SAB de CV, Series B	537,400	1,532,280

Monaco (0.05%)
Endeavour Mining Corp.(a)	9,058	222,184
	Shares	Value (Note 2)
Netherlands (0.43%)
Core Laboratories N.V.	24,311	$351,294
OCI N.V.(a)	15,679	187,900
Royal Dutch Shell PLC, Class A, Sponsored ADR	43,405	1,108,998
Royal Dutch Shell PLC, Class B	2,551	30,702
SBM Offshore N.V.	27,872	449,260
		2,128,154

Norway (1.63%)
Aker BP ASA	34,645	538,184
DNO ASA	516,958	213,733
Equinor ASA	79,410	1,008,570
Leroy Seafood Group ASA	70,514	331,200
Mowi ASA	54,411	858,628
NEL ASA(a)	476,921	903,221
Norsk Hydro ASA(a)	580,471	1,625,281
Salmar ASA(a)	12,666	640,156
TGS NOPEC Geophysical Co. ASA	21,048	194,018
Yara International ASA	48,494	1,688,995
		8,001,986

Peru (0.41%)
Cia de Minas Buenaventura SAA, ADR	24,873	305,192
Southern Copper Corp.	32,636	1,708,168
		2,013,360

South Africa (0.59%)
African Rainbow Minerals, Ltd.	36,752	513,914
Anglo Platinum, Ltd.	4,780	312,937
AngloGold Ashanti, Ltd., Sponsored ADR	17,712	409,856
Gold Fields, Ltd., Sponsored ADR	31,055	339,431
Impala Platinum Holdings, Ltd.	54,000	473,743
Kumba Iron Ore, Ltd.	15,133	446,641
Sasol, Ltd.(a)	77,701	401,211
		2,897,733

South Korea (0.06%)
POSCO, Sponsored ADR	6,691	309,860

Spain (0.24%)
Acerinox SA(a)	44,206	350,299
Repsol SA	21,441	133,346
Siemens Gamesa Renewable Energy SA	24,558	695,872
		1,179,517

Sweden (1.36%)
AAK AB(a)	17,147	334,138
Boliden AB	96,238	2,630,256
Epiroc AB, Class A	59,249	885,566
Holmen AB, B Shares	8,330	315,848
Lundin Energy AB	41,768	797,255
PowerCell Sweden AB(a)	11,159	279,151
SSAB AB, A Shares(a)	190,388	553,722

13 | October 31, 2020

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
Sweden (continued)
Svenska Cellulosa AB SCA, Class B(a)	65,044	$882,638
		6,678,574

Switzerland (0.22%)
Bucher Industries AG	799	307,593
Glencore PLC(a)	380,289	768,066
		1,075,659

United States (11.19%)
AGCO Corp.	23,787	1,832,313
Alcoa Corp.(a)	196,015	2,532,513
Allegheny Technologies, Inc.(a)	112,906	1,039,864
American Water Works Co., Inc.	201	30,253
Archer-Daniels-Midland Co.	16,859	779,560
Archrock, Inc.	15,155	89,869
Baker Hughes Co.	46,640	688,873
Bunge, Ltd.	27,873	1,581,235
Cabot Oil & Gas Corp.	19,208	341,710
California Water Service Group	8,661	386,021
Cal-Maine Foods, Inc.(a)	14,471	554,963
Century Aluminum Co.(a)	5,584	36,743
CF Industries Holdings, Inc.	109,196	3,014,901
ChampionX Corp.(a)	42,298	369,262
Chevron Corp.	7,427	516,177
Cleveland-Cliffs, Inc.	165,255	1,368,311
Commercial Metals Co.	81,640	1,685,866
Compass Minerals International, Inc.	7,430	448,623
ConocoPhillips	40,118	1,148,177
Corteva, Inc.	50,406	1,662,390
Darling Ingredients, Inc.(a)	17,305	744,115
Deere & Co.	4,669	1,054,774
Devon Energy Corp.	43,208	385,847
Dril-Quip, Inc.(a)	2,365	61,254
Enphase Energy, Inc.(a)	10,981	1,077,126
EOG Resources, Inc.	39,658	1,357,890
Evoqua Water Technologies Corp.(a)	30,618	702,071
Exxon Mobil Corp.	17,179	560,379
First Solar, Inc.(a)	7,288	634,384
FMC Corp.	17,858	1,834,730
Freeport-McMoRan, Inc.	84,491	1,465,074
Fresh Del Monte Produce, Inc.	10,904	234,763
Green Plains, Inc.(a)	18,901	285,405
Halliburton Co.	39,187	472,595
Harsco Corp.(a)	20,191	260,464
Helix Energy Solutions Group, Inc.(a)	72,857	180,685
Helmerich & Payne, Inc.	96,817	1,439,669
Hess Corp.	1,266	47,121
HollyFrontier Corp.	22,080	408,701
Hormel Foods Corp.	8,346	406,367
Ingredion, Inc.	14,354	1,017,555
Kinder Morgan, Inc.	5,763	68,580
Livent Corp.(a)	76,648	823,966
Magnolia Oil & Gas Corp.(a)	91,528	397,232
Marathon Oil Corp.	408,299	1,616,864
Marathon Petroleum Corp.	24,420	720,390
Mosaic Co.	45,915	849,428
	Shares	Value (Note 2)
United States (continued)
Murphy Oil Corp.	18,288	$141,183
National Oilwell Varco, Inc.	14,052	118,037
New WEI, Inc.(a)	68,768	103
Newmont Corp.	6,583	413,676
Occidental Petroleum Corp.	14,527	132,632
Oceaneering International, Inc.(a)	15,572	63,534
Patterson-UTI Energy, Inc.	187,413	479,777
PDC Energy, Inc.(a)	67,573	805,470
Phillips 66	8,398	391,851
Pilgrim's Pride Corp.(a)	45,023	753,685
Plug Power, Inc.(a)	75,715	1,060,010
PotlatchDeltic Corp., REIT	16,439	683,040
ProPetro Holding Corp.(a)	49,120	194,024
Rayonier, Inc., REIT	22,544	572,167
Renewable Energy Group, Inc.(a)	21,902	1,235,273
RPC, Inc.(a)	140,085	333,402
Sanderson Farms, Inc.	8,094	1,035,789
Schlumberger NV	64,653	965,916
Steel Dynamics, Inc.	51,050	1,607,054
SunPower Corp.(a)	41,418	662,274
TPI Composites, Inc.(a)	13,921	461,064
Tyson Foods, Inc., Class A	32,253	1,845,838
United States Steel Corp.	117,056	1,130,761
Valero Energy Corp.	15,840	611,582
Warrior Met Coal, Inc.	10,153	152,295
Williams Cos., Inc.	1,855	35,597
		55,101,087

TOTAL COMMON STOCKS
(Cost $156,985,833)		144,298,952

MASTER LIMITED PARTNERSHIPS (0.07%)
United States (0.07%)
Energy Transfer LP	4,974	25,616
Enterprise Products Partners LP	10,676	176,901
Magellan Midstream Partners LP	2,054	72,999
MPLX LP	1,555	26,762
Plains All American Pipeline LP	3,090	19,313
		321,591

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $900,221)		321,591

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (63.47%)
U.S. Treasury Bonds (63.47%)
United States Treasury Inflation Indexed Bonds
0.125%, 4/15/21(b)	$20,286,360	$20,267,065
0.625%, 7/15/21(b)	118,026,574	119,099,953
0.125%, 1/15/22(b)	117,811,476	119,086,779

14 | October 31, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
United States Treasury Notes
1.250%, 3/31/21(b)	$53,500,000	$53,750,893
		312,204,690
TOTAL GOVERNMENT BONDS
(Cost $310,149,741)		312,204,690

		Value (Note 2)
TOTAL INVESTMENTS (92.87%)
(Cost $468,035,795)		$456,825,233

Other Assets In Excess Of Liabilities (7.13%)		35,095,485
NET ASSETS - 100.00%		$491,920,718

(a)	Non-Income Producing Security.
(b)	Security, or portion of security, is being held as collateral for total return swap contracts and futures contracts aggregating a total market value of $64,669,416.

For Fund compliance purposes, the Fund's industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

15 | October 31, 2020

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2020

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount/ Fair Value (Note 2)	Unrealized Appreciation
Cocoa Future	Morgan Stanley	Short	(139)	12/15/20	$(3,187,270)	$294,021
Corn Future	Morgan Stanley	Long	430	12/14/20	8,567,750	1,528,696
Hard Red Winter Wheat Future	Morgan Stanley	Long	70	12/14/20	1,894,375	310,487
LME Copper Future	Morgan Stanley	Long	209	11/16/20	35,079,344	12,402
LME Zinc Future	Morgan Stanley	Long	82	11/16/20	5,156,263	222,166
National Gas Future	Morgan Stanley	Long	764	11/25/20	25,624,560	343,473
NY Harbor USLD Future	Morgan Stanley	Short	(142)	11/30/20	(6,476,308)	506,822
Soybean Meal Future	Morgan Stanley	Long	96	12/14/20	3,634,560	737,655
Wheat Future	Morgan Stanley	Long	64	12/14/20	1,915,200	247,842
WTI Crude Future	Morgan Stanley	Short	(514)	11/20/20	(18,396,060)	1,194,554
WTI Crude Future	Morgan Stanley	Short	(224)	02/22/21	(8,288,000)	988,988
					$45,524,414	$6,387,106

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount/ Fair Value (Note 2)	Unrealized Depreciation
Brent Crude Future	Morgan Stanley	Long	560	11/30/20	$21,246,400	$(2,645,136)
Copper Future	Morgan Stanley	Short	(439)	12/29/20	(33,446,313)	(1,121,256)
Cotton #2	Morgan Stanley	Short	(121)	12/08/20	(4,169,660)	(209,734)
Gold Future	Morgan Stanley	Long	235	12/29/20	44,177,650	(2,748,423)
LME Aluminum Future	Morgan Stanley	Short	(92)	12/14/20	(4,261,900)	(491,341)
LME Nickel Future	Morgan Stanley	Long	52	11/16/20	4,719,936	(57,806)
Low Sulfur Gasoil Future	Morgan Stanley	Long	192	11/12/20	5,856,000	(791,785)
Natural Gas Future	Morgan Stanley	Short	(74)	02/24/21	(2,430,160)	(67,147)
Platinum Future	Morgan Stanley	Long	141	01/27/21	5,981,220	(140,204)
Silver Future	Morgan Stanley	Long	217	12/29/20	25,655,910	(3,284,305)
Soybean Future	Morgan Stanley	Long	297	01/14/21	15,685,313	(212,346)
Sugar #11	Morgan Stanley	Short	(120)	02/26/21	(1,929,984)	(252,986)
					$77,084,412	$(12,022,469)

TOTAL RETURN SWAP CONTRACTS(a)
Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate Paid by Fund	Termination Date	Value	Unrealized Appreciation/ (Depreciation)
Citigroup	CRB 3m Fwd TR Index**	$64,858,068	USB3MTA + 24 bps*	9/30/21	$64,858,071	$3
Societe Generale	CRB 3m Fwd TR Index**	38,269,709	USB3MTA + 28 bps*	11/30/20	38,269,711	2
UBS	CRB 3m Fwd TR Index**	55,740,960	USB3MTA + 25 bps*	11/30/20	55,740,963	3
Bank of America -Merrill Lynch	CRB 3m Fwd TR Index**	65,354,430	USB3MTA + 30 bps*	6/29/21	65,354,093	(337)
		224,223,167			224,222,838	(329)

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the fund. For short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate paid by the Fund.

*	United States Auction Results 3 Month Treasury Bill High Discount. Total return swap resets monthly.

**	CRB - Commodity Research Bureau

See Notes to Financial Statements.

16 | October 31, 2020

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Assets and Liabilities	October 31, 2020

ASSETS
Investments, at value	$456,825,233
Cash	40,087,768
Foreign currency, at value (Cost $150,851)	149,258
Unrealized appreciation on total return swap contracts	8
Receivable for shares sold	761,594
Receivable for variation margin on futures contracts	1,351,493
Dividends and interest receivable	475,296
Prepaid expenses and other assets	26,905
Total Assets	499,677,555
LIABILITIES
Payable due to broker for total return swap contracts	6,589,656
Payable due to broker for futures contracts	314,579
Payable for shares redeemed	192,824
Unrealized depreciation on total return swap contracts	337
Investment advisory fees payable	386,016
Administration and transfer agency fees payable	166,142
Distribution and services fees payable	29,571
Trustees' fees and expenses payable	7,046
Professional fees payable	38,687
Accrued expenses and other liabilities	31,979
Total Liabilities	7,756,837
NET ASSETS	$491,920,718
NET ASSETS CONSIST OF
Paid-in capital	$605,748,678
Total distributable earnings	(113,827,960)
NET ASSETS	$491,920,718
INVESTMENTS, AT COST	$468,035,795

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$6.06
Net Assets	$49,059,530
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	8,093,525
Class A:
Net Asset Value, offering and redemption price per share	$6.07
Net Assets	$1,253,856
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	206,660
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$6.42
Class C:
Net Asset Value, offering and redemption price per share(a)	$5.73
Net Assets	$2,353,778
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	410,871
Class I:
Net Asset Value, offering and redemption price per share	$6.12
Net Assets	$439,253,554
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	71,764,118

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

17 | October 31, 2020

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Operations	For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends	$2,579,340
Foreign taxes withheld on dividends	(142,714)
Interest and other income, net of premium amortization and accretion of discount	6,184,446
Total Investment Income	8,621,072

EXPENSES
Investment advisory fees	4,102,117
Investment advisory fees - subsidiary (Note 8)	876,554
Administrative fees	570,491
Transfer agency fees	535,472
Distribution and service fees
Investor Class	146,037
Class A	2,411
Class C	39,877
Professional fees	53,335
Reports to shareholders and printing fees	37,620
State registration fees	61,789
Insurance fees	8,602
Custody fees	59,937
Trustees' fees and expenses	33,365
Repayment of previously waived fees
Class A	6
Miscellaneous expenses	32,204
Total Expenses	6,559,817
Less fees waived/reimbursed by investment advisor (Note 8)
Waiver of investment advisory fees - subsidiary	(876,554)
Class C	(112)
Net Expenses	5,683,151
Net Investment Income	2,937,921
Net realized loss on investments	(32,703,958)
Net realized gain on futures contracts	12,368,843
Net realized loss on total return swap contracts	(33,513,859)
Net realized gain on foreign currency transactions	51,240
Net Realized Loss	(53,797,734)
Net change in unrealized appreciation on investments	12,532,396
Net change in unrealized depreciation on futures contracts	(4,435,260)
Net change in unrealized depreciation on total return swap contracts	(353)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,926
Net Change in Unrealized Appreciation	8,098,709
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(45,699,025)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(42,761,104)

See Notes to Financial Statements.

18 | October 31, 2020

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
OPERATIONS
Net investment income	$2,937,921	$6,482,181
Net realized loss	(53,797,734)	(53,250,171)
Net change in unrealized appreciation/(depreciation)	8,098,709	(16,691,224)
Net Decrease in Net Assets Resulting from Operations	(42,761,104)	(63,459,214)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(375,275)	(1,405,470)
Class A	(7,077)	(5,288)
Class C	(53,444)	(261,410)
Class I	(4,950,473)	(17,784,130)
Net Decrease in Net Assets from Distributions	(5,386,269)	(19,456,298)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	21,811,745	16,812,892
Class A	856,402	588,711
Class C	336,823	1,993,315
Class I	187,684,821	238,498,751
Dividends reinvested
Investor Class	358,287	1,325,215
Class A	5,821	5,288
Class C	28,534	180,838
Class I	3,950,674	14,260,972
Shares redeemed, net of redemption fees
Investor Class	(9,300,933)	(21,808,221)
Class A	(304,997)	(3,256)
Class C	(3,677,008)	(3,827,991)
Class I	(208,665,894)	(323,750,425)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(6,915,725)	(75,723,911)

Net decrease in net assets	(55,063,098)	(158,639,423)

NET ASSETS
Beginning of year	546,983,816	705,623,239
End of year	$491,920,718	$546,983,816

See Notes to Financial Statements.

19 | October 31, 2020

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
Net asset value, beginning of period(b)	$6.68		$7.54		$7.64		$7.29		$7.15
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.02		0.06		0.05		(0.01	)(d)	(0.03	)(d)
Net realized and unrealized gain/(loss)	(0.58)		(0.71)		0.04		0.36		0.17
Total from investment operations	(0.56)		(0.65)		0.09		0.35		0.14
DISTRIBUTIONS:
From net investment income	(0.06)		(0.21)		(0.19)		(0.00	)(e)	–
Total distributions	(0.06)		(0.21)		(0.19)		(0.00	)(e)	–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)
Net increase/(decrease) in net asset value	(0.62)		(0.86)		(0.10)		0.35		0.14
Net asset value, end of year	$6.06		$6.68		$7.54		$7.64		$7.29
TOTAL RETURN(f)	(8.44)%		(8.71)%		1.23%		4.85%		1.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$49,060		$39,226		$48,728		$47,845		$29,468
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.40	%(g)	1.39	%(g)	1.40	%(g)	1.38%		1.41%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40%		1.39%		1.40%		1.38%		1.41%
Ratio of net investment income/(loss) to average net assets	0.40%		0.82%		0.66%		(0.10)%		(0.48)%
Portfolio turnover rate(h)	98%		81%		42%		66%		50%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Less than $0.005 or ($0.005) per share.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the period ended October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 1.58%, 1.54% and 1.56%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

20 | October 31, 2020

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2019		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period(a)	$6.68		$7.54		$8.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.04		0.07		(0.00	)(c)
Net realized and unrealized loss	(0.59)		(0.72)		(0.62)
Total from investment operations	(0.55)		(0.65)		(0.62)

DISTRIBUTIONS:
From net investment income	(0.06)		(0.21)		–
Total distributions	(0.06)		(0.21)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	–		–
Net (decrease) in net asset value	(0.61)		(0.86)		(0.62)
Net asset value, end of year	$6.07		$6.68		$7.54
TOTAL RETURN(d)	(8.29)%		(8.71)%		(7.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,254		$751		$191
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.34	%(e)	1.40	%(e)	1.48	%(e)(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.34%		1.40%		1.45	%(f)
Ratio of net investment income/(loss) to average net assets	0.62%		0.99%		(0.10	)%(f)
Portfolio turnover rate(g)	98%		81%		42%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the period ended October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 1.52%, 1.55 % and 1.64%.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

21 | October 31, 2020

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
Net asset value, beginning of period(a)	$6.35		$7.22		$7.36		$7.07		$6.98
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.02	)(c)	0.01		(0.00	)(c)(d)	(0.06	)(c)	(0.08	)(c)
Net realized and unrealized gain/(loss)	(0.54)		(0.68)		0.04		0.35		0.17
Total from investment operations	(0.56)		(0.67)		0.04		0.29		0.09
DISTRIBUTIONS:
From net investment income	(0.06)		(0.20)		(0.18)		–		–
Total distributions	(0.06)		(0.20)		(0.18)		–		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		0.00	(d)	–		–		–
Net increase/(decrease) in net asset value	(0.62)		(0.87)		(0.14)		0.29		0.09
Net asset value, end of year	$5.73		$6.35		$7.22		$7.36		$7.07
TOTAL RETURN(e)	(8.97)%		(9.35)%		0.62%		4.10%		1.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,354		$6,702		$9,510		$7,642		$7,260
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.05	%(f)	2.05	%(f)	2.05	%(f)	2.05%		2.05%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05%		2.05%		2.05%		2.05%		2.05%
Ratio of net investment income/(loss) to average net assets	(0.28)%		0.17%		(0.04)%		(0.81)%		(1.13)%
Portfolio turnover rate(g)	98%		81%		42%		66%		50%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the period ended October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 2.23%, 2.20% and 2.21%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

22 | October 31, 2020

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period(a)	$6.73		$7.58		$7.67		$7.31	$7.15
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.04		0.08		0.07		0.01	(0.02)
Net realized and unrealized gain/(loss)	(0.58)		(0.72)		0.03		0.36	0.18
Total from investment operations	(0.54)		(0.64)		0.10		0.37	0.16
DISTRIBUTIONS:
From net investment income	(0.07)		(0.21)		(0.19)		(0.01)	–
Total distributions	(0.07)		(0.21)		(0.19)		(0.01)	–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(0.61)		(0.85)		(0.09)		0.36	0.16
Net asset value, end of year	$6.12		$6.73		$7.58		$7.67	$7.31
TOTAL RETURN(d)	(8.18)%		(8.48)%		1.42%		5.03%	2.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$439,254		$500,305		$647,195		$482,710	$463,741
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.15	%(e)	1.14	%(e)	1.13	%(e)	1.15%	1.15%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%		1.14%		1.13%		1.15%	1.15%
Ratio of net investment income/(loss) to average net assets	0.64%		1.09%		0.90%		0.08%	(0.22)%
Portfolio turnover rate(f)	98%		81%		42%		66%	50%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the period ended October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 1.33%, 1.29% and 1.29%.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

23 | October 31, 2020

ALPS | Kotak India Growth Fund

Management Commentary	October 31, 2020 (Unaudited)

Performance

ALPS I Kotak India Growth Fund (the Fund") was launched on February 14, 2011. During the 12-month period ended 31st October 2020 (hereinafter also referred to as the “period”), the Fund's Class A Shares, INDAX, delivered a total return of -1.80% at Net Asset Value, Class C, INFCX, delivered -3.55% with CDSC, Class I, INDIX, delivered -1.59% and Class II, INDSX, delivered -1.36%. The Fund outperformed the benchmark Nifty 500 Index {"NSE500") which returned -4.52% during the period without taking into account sales charges for Class A and C Shares.

Global ‘dovish wave’ from most global central banks in 2019 has left global interest rates low and foreign liquidity in surplus. Indian equity markets have seen steady gains since the second half of October 2019, though the economy had been slowing down even before the pandemic due to stress in nonbank financial sector and weak rural income growth. Despite negative sentiments, inflows from foreign portfolio investors (FPIs) reached US19bn in CY2019, the strongest since 2017.

Then comes year 2020, which turned out to be one of the worst the world has ever seen. The World Health Organization (WHO) on March 10, 2020 declared COVID-19 as a global pandemic. Global equities plunged, the worst month in March while volatility, bonds and the dollar spiked. Crude oil prices plummeted by as much as 60%, the most since the Gulf War in 1991. Countries have implemented lockdowns and social distancing measures with the steepest global GDP slide since WWII. Policy focus during the first half of the year was concentrated on repairing the badly battered economy, with unprecedented measures taken by both the Indian Government and Reserve Bank of India (RBI).

During the second half of the year, with countries coming out from lock-downs and the world getting accustomed with the “new normal”, equity markets around the world (including India) are gradually looking to recover and rebound from March lows as central banks further expanded stimulus plans coupled with COVID-19 curves flattening around the world. Positive development on COVID-19 vaccine front and improvement in the economic indicators also helped to buoy investors’ confidence. Policy bias has started to shift gears from repair to growth, such as the introduction of the agriculture and labour reforms with focus on enhancing India’s ease of doing business. In terms of market performance, the period was a roller-coaster ride with frontline Nifty Index exiting the period with a 6.6% correction, the midcap segment saw a correction of 3.3% and the broad-based NSE500 Index having lost 5.8% during the period (all in USD terms.)

Many Central Banks and Governments around the world took unprecedented measures in response to the virus, such as interest rates being lowered to support their respective economies. (1) Japan: The Bank of Japan (BOJ) kept the policy rate on hold at -0.1% and would continue to buy government bonds to keep 10-year bond yields around 0%. After being sworn in as the new Prime Minister, Mr. Yoshihide Suga pledged to continue aggressive fiscal and monetary policies undertaken by predecessor Mr. Shinzo Abe. (2) US: The Federal Reserve kept its policy rate unchanged between 0-0.25% and reiterated its pledge to keep it there until the pandemic-hit economy reached full employment and until inflation rises to 2% and is on track to moderately exceed 2% for some time. (3) UK: The Bank of England (BoE) cut interest rates to a record low of 0.1% and boosted Quantitative Easing (QE) by a total of £300bn to £745bn as at end October (4) Eurozone: The European Central Bank (ECB) launched a new QE fund, released more long term refinancing operations (LTROs) and a new targeted longer term refinancing operation (TLTRO). ECB also loosened collateral rules to accept non-investment grade bonds as collateral to maintain access to its ultra-cheap liquidity during the pandemic. The move aims to limit financial turmoil and impact of expected wave of rating downgrades in response to the crisis. It also left its interest rates unchanged but decided to increase the pandemic emergency purchase program (PEPP) by EUR600bn to a total of EUR1.35tn.

In India, Moody’s downgraded India’s sovereign rating during June to Baa3 while keeping outlook as negative, whereas Fitch Ratings revised downward its rating outlook for India from stable to negative while retaining the sovereign rating at BBB-. S&P retained India’s credit rating at BBB- with a stable outlook. The Indian Government as well as the RBI announced a slew of measures via Fiscal and Monetary Policy stimulus. National lockdown was first announced in 25th March 2020 and further extended through May to stem the rate of proliferation and community transmission of COVID-19.

Starting June 8, 2020, State and Central governments started to announce guidelines and ease restrictions. Economic activity is slowly returning to normalcy with high frequency economic indicators in India showing improving trends as the country witnessed more businesses and activities being opened up as part of the ‘unlock’ process. The Nikkei Manufacturing Purchasing Managers’ Index (PMI) accelerated to 58.9 in October against 56.8 in September, the highest since October 2007, signaling a gradual recovery in growth.

In the midst of stabilizing the economy through a series of monetary and fiscal stimulus announced in the during the first half of CY2020, major progresses on long overdue reforms in labour and agriculture were also pushed and announced in the month of September. India’s Parliament amended and enacted three major agriculture bills through three areas of (1) pricing through development of new distribution channels and markets, (2) processing through creation of storage and transportation infrastructure and (3) production through crop diversification and contract farming. The objective behind the bills serve to provide greater freedom to farmers and traders for sale and purchase, thereby creating a modern agriculture value chain. In terms of labour, the Parliament passed three major bills namely (1) Code to Industrial Relations, (2) Code on Social Security and (3) Code on Occupational Safety, Health and Working Conditions. The approval of the codes marks the culmination of a radical overhaul of central government labour laws from 41 laws to 4 codes (12 repealed between year 2016-2019, and 29 now subsumed). The objectives are to (1) improve the ease of doing business in India, (2) reduction in compliance for companies, (3) formalisation of jobs and (4) reduction in the share of contract workers.

24 | October 31, 2020

ALPS | Kotak India Growth Fund

Management Commentary	October 31, 2020 (Unaudited)

Looking at economic numbers, the fiscal deficit for the April to October 2020 period (India fiscal year starts April) was at 119.7% of FY2021 Budget Estimate (Period from April 2020 to March 2021). Gross GST collections for the April to October 2020 period were at Rs5.6tn (~US75bn) —contraction of 20% over the same period last year. Central Goods & Services Tax (CGST) collection for the month of October was Rs192bn/~US2.59bn (Sept: Rs192bn), State Goods & Service Tax (SGST) was Rs255bn/~US3.45bn (Sept: Rs254bn/~US3.43bn), Integrated Goods & Services Tax (IGST) was Rs520bn/~US7.03bn (Sept: Rs525bn/~US7.09bn), and compensation cess was at Rs82bn/~US1.11bn (Sept: Rs80bn/US1.08bn). After allocations from IGST, CGST for October was Rs415bn/~US5.61bn (Sept: Rs443bn/~US5.99bn) and SGST was Rs418bn/~US5.65bn (Sept: Rs448bn/~US6.05bn).

Current account in 1QFY21 (Note: April to June 2020 quarter) registered a surplus of US$19.8bn (3.9% of GDP) against a surplus of US$0.6bn (0.1% of GDP) in 4QFY20 (Note: January to March 2020 quarter). Trade deficit moderated to US$10bn (US$35bn in 4QFY20). Net invisible receipts moderated to US$30bn (US$36bn in 4QFY20), supported by software exports (US$21bn) and transfers (US$17bn). The capital account balance moderated sharply to US$0.6bn (US$17.4bn in 4QFY20). Net Foreign Direct Investment (FDI) flows softened to around US$0.4bn (US$12bn in 4QFY20). Overall, Balance of Payment (BOP) surplus in 1QFY21 stood at US$19.8bn (US$18.8bn in 4QFY20).

October consumer price index (CPI) inflation rose to 7.61% as against a slightly downward revised print of 7.27% in September amid an increase in momentum despite favorable base effects. Core inflation rose to 5.5% and was led by inflation in the personal care segment (12.1%) and transport and communication segment (11.2%). October wholesale price index (WPI) inflation rose to 1.5%, (1.3% in September) the highest level in eight months on the back of costlier manufactured items. Infrastructure output, comprising eight core sectors of the India Industrial Production (IIP) (which accounts for 40.3% of the total weight of the IIP), fell by 2.5% in October as against a fall of 0.2% in September and a fall of 5.5% in October last year.

Despite structural headwinds, last few years of regulatory changes like Demonetization and GST has started the gradual shift of market share from unorganized to organized. However, this pandemic has accelerated that shift. Some of the notable longstanding reforms introduced such as Labour and Agriculture reforms are positive for India’s growth. However, the key to success would be the focus on their effective and efficient implementation at the fastest. Continuous focus on productivity-enhancement reforms and investments to transform India from the inside out is required. The creation of a robust ecosystem in India through continuous effort to upgrade systems (legal & judicial) and create an infrastructure to attract foreign investments into India is pertinent.

Market Outlook and Valuation

After being in a year of almost nothing positive, weathering through a pandemic like no other and incurring an extraordinary large loss of lives and livelihoods, the world is trying to pick up from whatever is left behind, relearn and learn while adapting to the “new normal”.

Policy responses from governments and central banks have continued in response to the life and livelihood crisis, especially during the first half of the year. There are undeniable tailwinds in the form of unprecedented liquidity leading to a weaker greenback, US Federal Reserve’s flexible inflation approach while coupled with gradual re-opening of the economies and hopes of a vaccine being commercially available in the near-to-medium term. Climbing out of the COVID-19 hole and taking reference from China’s economic recovery from the coronavirus, markets continued on their onward march through the second half of the year, with various global markets touching new highs. Improvement in various countries’ manufacturing production also points to sign of global recovery. However, sustainability of this recovery still hinges on household behavior returning to normalcy and recovery of the labour market.

On the domestic front, in the wake of COVID-19 and given the weak healthcare infrastructure, India implemented what can be termed as the most stringent lockdown beginning end March 2020 and this continued for around two months. Subsequently, economic activities were opened up gradually and the recovery since opening up from June has surprised positively as reflected in various high frequency economic indicators. The Q2FY21 (Note: July to September 2020 quarter) earning season is underway. So far, the numbers reported have been better than expectations and have resulted in earnings upgrades. Demand recovery and cost optimization have been the key themes. The earnings trend corroborates with the improvement in the high frequency economic indicators and so far earnings upgrades have been ahead of the downgrades. We believe that the recovery will sustain and gather momentum in coming months and expect to see very strong recovery in CY21 as the weakness in CY20 becomes the base and the pent up demand adds to the recovery.

Adding to that, liquidity and a fairly benign cost of money can add to the recovery though the fiscal challenges will be a headwind. On the macro front, other than the fiscal challenge, we expect relatively benign macro conditions in the coming quarters. Foreign currency reserves have continued to surge and reached a high of around $560bn. Margins have room to surprise on the upside and if we get revenue traction back, earnings are expected to be strong. On the currency and interest rates outlook, we see more stability than volatility. As discussed above, the Fed has guided for a loose monetary policy and the Indian central bank has also indicated such despite the sticky levels of inflations.

India is witnessing balance current account mainly driven by benign oil prices and low demand of gold. In our view, RBI is likely to hold the course in line with other global central bankers and while oil has moved up a little, we do not expect oil price rise to be a big concern as global demand remains weak. Gold demand is also not likely to shoot up. Given sharp foreign fund flows, we are witnessing robust balance of payment surplus. As such, we see the Indian currency outlook stable for the time being. MSCI announced that it will implement changes in Foreign Ownership Limits (FOL) in its indices containing

25 | October 31, 2020

ALPS | Kotak India Growth Fund

Management Commentary	October 31, 2020 (Unaudited)

Indian stocks with the November rebalance, which could potentially trigger foreign inflows of more than US2bn into Indian markets. As GDP recovery gains pace, we expect the trade deficit to rise but we do not see any concern of funding given strong flows (both Foreign Direct Investments (FDI) and Foreign Institutional Investors (FII)).

On a structural front, Indian policy makers are now focusing on economic recovery via increasing the footprint of manufacturing in the overall GDP. Import substitution and export will remain strong themes vis-à-vis driving manufacturing as the next engine of growth and channeling public capex with policy measures (infrastructure spending). In the last few quarters, we have seen major policy announcements to this effect starting with steep corporate tax rate cut last year to the recent production linked incentives and labour law changes. There seems to be some initial success too in getting global players in the electronic value chain to put investments in India, though it will a long journey to be successful in embedding India in the global supply chains and reduce import dependence.

As a whole, while the data on COVID-19 trends shows improvement, the risk of a second wave cannot be ruled out with the onset of winter (though milder in India than in US and Europe) and the trends post the festive season would need to be monitored. 2020 has been a year of unprecedented economic volatility. Clearly from a highly uncertain environment and with economic activity having a downward bias, we are now into a more certain and stable environment.

Mr. Nitin Tejpal Jain
Fund Manager

Kotak Mahindra Asset Management (Singapore) Pte Ltd.

The views above are based on publicly available data, Kotak Group internal estimates and are based on the views of the research team at Kotak group.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Kotak Mahindra Asset Management (Singapore) Pte Ltd., nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

26 | October 31, 2020

ALPS | Kotak India Growth Fund

Performance Update	October 31, 2020 (Unaudited)

Performance of $10, 000 Initial Investment (as of October 31, 2020)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2020)

	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-1.48%	-0.99%	5.62%	5.77%	2.76%	1.40%
Class A (NAV)	-1.80%	-1.17%	5.51%	5.71%	2.70%	1.40%
Class A (LOAD)	-7.23%	-3.03%	4.32%	5.10%
Class C (NAV)	-2.58%	-1.85%	4.76%	4.99%	3.37%	2.00%
Class C (LOAD)	-3.55%	-1.85%	4.76%	4.99%
Class I	-1.59%	-0.85%	5.81%	6.06%	2.33%	1.00%
Class II	-1.36%	-0.77%	5.86%	6.08%	2.33%	0.75%
Nifty 500 Index[1]	-4.52%	-2.33%	4.80%	4.00%
Morningstar India Index[2]	-1.86%	-0.72%	5.95%	4.31%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

27 | October 31, 2020

ALPS | Kotak India Growth Fund

Performance Update	October 31, 2020 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares. Performance shown for Class II shares prior to December 19, 2019 reflects the historical performance of the Fund’s Class I shares, calculated using the fees and expenses of Class II shares.

[1]	Nifty 500 Index (formerly the CNX 500 Index) - India's first broad based benchmark of the Indian capital market. The Nifty 500 companies are disaggregated into 72 industry indices. Industry weightages in the index reflect the industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	Morningstar India NR Index: measures the performance of India's equity markets targeting the top 97% of stocks by market capitalization.

^	Fund Inception date of February 14, 2011 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A; Fund Inception date of December 19, 2019 for Class II.

*	What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2021. Please see the prospectus dated February 28, 2020 for additional information.

#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets) †

Infosys, Ltd.	7.01%
Reliance Industries, Ltd.	6.68%
HDFC Bank, Ltd.	6.26%
ICICI Bank, Ltd.	4.60%
Tata Consultancy Services, Ltd.	4.40%
Axis Bank, Ltd.	2.94%
Tech Mahindra, Ltd.	2.79%
Hindustan Unilever, Ltd.	2.64%
Housing Development Finance Corp., Ltd.	2.54%
Aavas Financiers, Ltd.	2.45%
Top Ten Holdings	42.31%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

28 | October 31, 2020

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
COMMON STOCKS (98.76%)
Communication Services (2.00%)
Wireless Telecommunication Services (2.00%)
Bharti Airtel, Ltd.	557,218	$3,258,071

TOTAL COMMUNICATION SERVICES		3,258,071

Consumer Discretionary (10.16%)
Auto Components (1.20%)
MRF, Ltd.	2,224	1,959,257

Automobiles (3.64%)
Hero MotoCorp, Ltd.	50,312	1,898,151
Mahindra & Mahindra, Ltd.	185,500	1,485,039
Maruti Suzuki India, Ltd.	27,043	2,539,982
		5,923,172

Hotels, Restaurants & Leisure (0.85%)
Jubilant Foodworks, Ltd.	47,054	1,379,994

Household Durables (2.19%)
Crompton Greaves Consumer Electricals, Ltd.	709,285	2,864,269
Dixon Technologies India, Ltd.(a)	5,505	691,239
		3,555,508

Textiles, Apparel & Luxury Goods (2.28%)
Page Industries, Ltd.	5,197	1,407,000
Titan Co., Ltd.	145,709	2,293,341
		3,700,341

TOTAL CONSUMER DISCRETIONARY		16,518,272

Consumer Staples (7.90%)
Beverages (0.40%)
United Spirits, Ltd.(b)	95,000	646,130

Food Products (1.91%)
Britannia Industries, Ltd.	66,575	3,117,911

Household Products (2.64%)
Hindustan Unilever, Ltd.	153,453	4,290,602

Personal Products (2.95%)
Dabur India, Ltd.	308,398	2,128,246
Emami, Ltd.	546,856	2,666,224
		4,794,470

TOTAL CONSUMER STAPLES		12,849,113

Energy (8.09%)
Oil, Gas & Consumable Fuels (8.09%)
Petronet LNG, Ltd.	737,746	2,298,162
	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Reliance Industries, Ltd.	402,964	$10,860,319
		13,158,481

TOTAL ENERGY		13,158,481

Financials (29.16%)
Banks (16.11%)
AU Small Finance Bank, Ltd.(a)(b)(c)	297,022	3,107,780
Axis Bank, Ltd.(b)	721,839	4,784,801
HDFC Bank, Ltd., ADR(b)	100,290	5,760,657
HDFC Bank, Ltd.(b)	277,204	4,426,931
ICICI Bank, Ltd., Sponsored ADR(b)	326,411	3,443,636
ICICI Bank, Ltd.(b)	767,495	4,037,054
State Bank of India(b)	250,000	636,952
		26,197,811

Capital Markets (0.77%)
Nippon Life India Asset
Management, Ltd.(a)(c)	342,955	1,256,976

Consumer Finance (3.63%)
Bajaj Finance, Ltd.	68,542	3,057,553
SBI Cards & Payment Services, Ltd.	263,689	2,843,922
		5,901,475

Insurance (3.67%)
HDFC Life Insurance Co., Ltd.(a)(b)(c)	286,356	2,277,751
ICICI Lombard General Insurance Co., Ltd.(a)(c)	121,087	2,018,204
Max Financial Services, Ltd.(b)	210,607	1,677,562
		5,973,517

Thrifts & Mortgage Finance (4.98%)
Aavas Financiers, Ltd.(b)	206,113	3,977,588
Housing Development Finance Corp., Ltd.	159,024	4,125,599
		8,103,187

TOTAL FINANCIALS		47,432,966

Health Care (6.19%)
Healthcare-Services (1.16%)
Max Healthcare Institute, Ltd.(b)	1,314,680	1,890,216

Pharmaceuticals (5.03%)
Alkem Laboratories, Ltd.	60,977	2,166,553
Aurobindo Pharma, Ltd.	215,274	2,243,453
Cadila Healthcare, Ltd.	354,943	2,000,271
Cipla, Ltd.	174,239	1,772,900
		8,183,177

TOTAL HEALTH CARE		10,073,393

29 | October 31, 2020

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
Industrials (8.24%)
Air Freight & Logistics (0.61%)
Mahindra Logistics, Ltd.(a)(c)	206,974	$992,451

Airlines (0.39%)
InterGlobe Aviation, Ltd.(a)(b)(c)	35,483	626,259

Building Products (1.65%)
Kajaria Ceramics, Ltd.	350,000	2,688,701

Construction & Engineering (2.33%)
Kalpataru Power Transmission, Ltd.	387,956	1,306,841
Larsen & Toubro, Ltd.	198,435	2,486,224
		3,793,065

Electrical Equipment (1.00%)
V-Guard Industries, Ltd.	707,730	1,619,861

Machinery (1.15%)
Cummins India, Ltd.	140,164	820,244
Timken India, Ltd.	71,874	1,044,626
		1,864,870

Trading Companies & Distributors (1.11%)
IndiaMart InterMesh, Ltd.(a)(c)	27,600	1,808,130

TOTAL INDUSTRIALS		13,393,337

Information Technology (15.21%)
IT Services (15.21%)
Infosys, Ltd., Sponsored ADR	106,889	1,525,306
Infosys, Ltd.	689,133	9,873,314
MindTree, Ltd.	90,976	1,633,845
Tata Consultancy Services, Ltd.	198,653	7,159,548
Tech Mahindra, Ltd.	412,106	4,537,712
		24,729,725

TOTAL INFORMATION TECHNOLOGY		24,729,725

Materials (9.63%)
Chemicals (4.58%)
Coromandel International, Ltd.	85,273	835,458
Kansai Nerolac Paints, Ltd.	327,608	2,273,259
SRF, Ltd.	49,925	2,973,600
Supreme Industries, Ltd.	70,094	1,366,421
		7,448,738

Construction Materials (5.05%)
JK Cement, Ltd.	99,790	2,492,528
Ramco Cements, Ltd.	329,877	3,545,861
	Shares	Value (Note 2)
Construction Materials (continued)
Shree Cement, Ltd.	7,422	$2,172,299
		8,210,688

TOTAL MATERIALS		15,659,426

Real Estate (1.33%)
Real Estate Management & Development (1.33%)
Brigade Enterprises, Ltd.	649,013	1,567,734
The Phoenix Mills, Ltd.(b)	76,369	594,660
		2,162,394

TOTAL REAL ESTATE		2,162,394

Utilities (0.85%)
Gas Utilities (0.85%)
Gujarat State Petronet, Ltd.	178,127	464,009
Indraprastha Gas, Ltd.	169,945	922,776
		1,386,785

TOTAL UTILITIES		1,386,785

TOTAL COMMON STOCKS
(Cost $143,933,797)		160,621,963

TOTAL INVESTMENTS (98.76%)
(Cost $143,933,797)		$160,621,963

Other Assets In Excess Of Liabilities (1.24%)		2,016,035

NET ASSETS (100.00%)		$162,637,998

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2020 the aggregate market value of those securities was $12,778,790 representing 7.86% of net assets.

(b)	Non-Income Producing Security.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, the aggregate market value of those securities was $12,087,551, representing 7.43% of net assets.

30 | October 31, 2020

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	October 31, 2020

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

31 | October 31, 2020

ALPS | Kotak India Growth Fund

Consolidated Statement of Assets and Liabilities	October 31, 2020

ASSETS
Investments, at value	$160,621,963
Cash	1,745,882
Foreign currency, at value (Cost $1,471,982)	1,315,900
Receivable for investments sold	421,393
Receivable for shares sold	1,514
Dividends receivable	222,434
Prepaid expenses and other assets	12,696
Total Assets	164,341,782
LIABILITIES
Payable for investments purchased	738,743
Payable for shares redeemed	31,797
Payable for foreign capital gains tax	707,129
Investment advisory fees payable	31,841
Administration and transfer agency fees payable	71,407
Distribution and services fees payable	3,227
Trustees' fees and expenses payable	4,596
Professional fees payable	38,997
Accrued expenses and other liabilities	76,047
Total Liabilities	1,703,784
NET ASSETS	$162,637,998
NET ASSETS CONSIST OF
Paid-in capital	$171,350,596
Total distributable earnings	(8,712,598)
NET ASSETS	$162,637,998
INVESTMENTS, AT COST	$143,933,797
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.66
Net Assets	$2,704,260
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	213,684
Class A:
Net Asset Value, offering and redemption price per share	$12.59
Net Assets	$89,208
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	7,086
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$13.32
Class C:
Net Asset Value, offering and redemption price per share(a)	$11.70
Net Assets	$1,868,207
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	159,698
Class I:
Net Asset Value, offering and redemption price per share	$13.05
Net Assets	$21,861,476
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,675,503
Class II:
Net Asset Value, offering and redemption price per share	$13.08
Net Assets	$136,114,847
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	10,405,717

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

32 | October 31, 2020

ALPS | Kotak India Growth Fund

Consolidated Statement of Operations	For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends	$1,366,503
Foreign taxes withheld on dividends	(214,755)
Total Investment Income	1,151,748

EXPENSES
Investment advisory fees	802,715
Administrative fees	240,325
Transfer agency fees	2,604
Distribution and service fees
Investor Class	13,857
Class A	193
Class C	18,728
Professional fees	84,183
Reports to shareholders and printing fees	15,721
State registration fees	93,078
Insurance fees	783
Franchise tax expenses	4,000
Custody fees	193,849
Trustees' fees and expenses	10,485
Miscellaneous expenses	38,118
Total Expenses	1,518,639
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(12,699)
Class A	(243)
Class C	(5,802)
Class I	(60,188)
Class II	(411,967)
Net Expenses	1,027,740
Net Investment Income	124,008
Net realized loss on investments	(24,444,709)
Net realized loss on foreign currency transactions	(45,666)
Net Realized Loss	(24,490,375)
Net change in unrealized appreciation on investments	12,797,012
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(157,639)
Net change in unrealized foreign capital gains tax	(511,405)
Net Change in Unrealized Appreciation	12,127,968
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(12,362,407)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,238,399)

See Notes to Financial Statements.

33 | October 31, 2020

ALPS | Kotak India Growth Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
OPERATIONS
Net investment income/(loss)	$124,008	$(141,961)
Net realized gain/(loss)	(24,490,375)	340,712
Net change in unrealized appreciation	12,127,968	3,450,476
Net Increase/(Decrease) in Net Assets Resulting from Operations	(12,238,399)	3,649,227

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(59,531)	(389,048)
Class A	(1,250)	(573)
Class C	(30,127)	(144,449)
Class I	(272,204)	(895,310)
Net Decrease in Net Assets from Distributions	(363,112)	(1,429,380)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	14,097,079	1,146,850
Class A	17,539	84,832
Class C	87,547	76,000
Class I	5,770,524	10,742,843
Class II	175,000,000	–
Dividends reinvested
Investor Class	46,092	326,938
Class A	1,120	573
Class C	29,759	142,713
Class I	237,513	720,664
Shares redeemed, net of redemption fees
Investor Class	(16,813,642)	(3,191,009)
Class A	(21,865)	–
Class C	(348,993)	(253,018)
Class I	(6,746,874)	(4,733,511)
Class II	(25,000,000)	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	146,355,799	5,063,875

Net increase in net assets	133,754,288	7,283,722

NET ASSETS
Beginning of year	28,883,710	21,599,988
End of year	$162,637,998	$28,883,710

See Notes to Financial Statements.

34 | October 31, 2020

ALPS | Kotak India Growth Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period(b)	$13.02		$11.73	$14.53	$12.32	$12.57
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.07	)(d)	(0.10)	(0.13)	(0.10)	(0.09)
Net realized and unrealized gain/(loss)	(0.93)		2.19	(2.26)	2.45	1.45
Total from investment operations	(1.00)		2.09	(2.39)	2.35	1.36
DISTRIBUTIONS:
From net realized gains	(0.17)		(0.80)	(0.41)	(0.14)	(1.61)
Total distributions	(0.17)		(0.80)	(0.41)	(0.14)	(1.61)
REDEMPTION FEES ADDED TO PAID-IN
CAPITAL (NOTE 6)	0.81		0.00 (e)	0.00 (e)	0.00 (e)	0.00 (e)
Net increase/(decrease) in net asset value	(0.36)		1.29	(2.80)	2.21	(0.25)
Net asset value, end of year	$12.66		$13.02	$11.73	$14.53	$12.32
TOTAL RETURN(f)	(1.48)%		18.58%	(16.91)%	19.45%	13.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,704		$4,604	$5,821	$9,538	$5,772
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.72%		3.27%	2.80%	2.95%	3.83%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40	%(g)	1.91%	1.93%	1.90%	1.90%
Ratio of net investment loss to average net assets	(0.64)%		(0.79)%	(0.91)%	(0.74)%	(0.86)%
Portfolio turnover rate(h)	90%		56%	24%	30%	23%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(c)	Calculated using the average shares method.

(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(e)	Less than $0.005 or ($0.005) per share.

(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

35 | October 31, 2020

ALPS | Kotak India Growth Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period(a)	$12.99		$11.72	$13.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.07	)(c)	(0.06)	(0.04)
Net realized and unrealized gain/(loss)	(0.16)		2.13	(2.14)
Total from investment operations	(0.23)		2.07	(2.18)

DISTRIBUTIONS:
From net realized gains	(0.17)		(0.80)	–
Total distributions	(0.17)		(0.80)	–

Net increase/(decrease) in net asset value	(0.40)		1.27	(2.18)
Net asset value, end of year	$12.59		$12.99	$11.72
TOTAL RETURN(d)	(1.80)%		18.41%	(15.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$89		$96	$8
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.62%		3.24%	3.16	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.31	%(f)	1.94%	2.00	%(e)
Ratio of net investment loss to average net assets	(0.56)%		(0.52)%	(0.79	)%(e)
Portfolio turnover rate(g)	90%		56%	24%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.

(f)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

36 | October 31, 2020

ALPS | Kotak India Growth Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period(a)	$12.18		$11.10	$13.87	$11.85	$12.23
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.14	)(c)	(0.17)	(0.21)	(0.18)	(0.16)
Net realized and unrealized gain/(loss)	(0.17)		2.05	(2.15)	2.34	1.39
Total from investment operations	(0.31)		1.88	(2.36)	2.16	1.23
DISTRIBUTIONS:
From net realized gains	(0.17)		(0.80)	(0.41)	(0.14)	(1.61)
Total distributions	(0.17)		(0.80)	(0.41)	(0.14)	(1.61)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		0.00 (d)	–	–	0.00 (d)
Net increase/(decrease) in net asset value	(0.48)		1.08	(2.77)	2.02	(0.38)
Net asset value, end of year	$11.70		$12.18	$11.10	$13.87	$11.85
TOTAL RETURN(e)	(2.58)%		17.69%	(17.52)%	18.60%	12.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,868		$2,195	$2,024	$2,140	$1,925
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.37%		3.97%	3.51%	3.69%	4.54%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.06	%(f)	2.60%	2.60%	2.60%	2.60%
Ratio of net investment loss to average net assets	(1.29)%		(1.47)%	(1.57)%	(1.48)%	(1.56)%
Portfolio turnover rate(g)	90%		56%	24%	30%	23%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

37 | October 31, 2020

ALPS | Kotak India Growth Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period(a)	$13.43		$12.05	$14.87	$12.58	$12.76
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03	)(c)	(0.05)	(0.08)	(0.06)	(0.06)
Net realized and unrealized gain/(loss)	(0.18)		2.23	(2.33)	2.48	1.49
Total from investment operations	(0.21)		2.18	(2.41)	2.42	1.43
DISTRIBUTIONS:
From net realized gains	(0.17)		(0.80)	(0.41)	(0.14)	(1.61)
Total distributions	(0.17)		(0.80)	(0.41)	(0.14)	(1.61)
REDEMPTION FEES ADDED TO PAID-IN
CAPITAL (NOTE 6)	0.00	(d)	–	0.00 (d)	0.01	0.00 (d)
Net increase/(decrease) in net asset value	(0.38)		1.38	(2.82)	2.29	(0.18)
Net asset value, end of year	$13.05		$13.43	$12.05	$14.87	$12.58
TOTAL RETURN(e)	(1.59)%		18.85%	(16.66)%	19.68%	13.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$21,861		$21,989	$13,746	$19,891	$9,772
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.36%		2.93%	2.48%	2.65%	3.54%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.06	%(f)	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss to average net assets	(0.28)%		(0.39)%	(0.57)%	(0.45)%	(0.56)%
Portfolio turnover rate(g)	90%		56%	24%	30%	23%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

38 | October 31, 2020

ALPS | Kotak India Growth Fund – Class II

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period December 19, 2019 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period(a)	$13.50

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.02
Net realized and unrealized loss	(0.44)
Total from investment operations	(0.42)

Net (decrease) in net asset value	(0.42)
Net asset value, end of year	$13.08
TOTAL RETURN(c)	(3.11)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$136,115
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75	%(d)
Ratio of net investment income to average net assets	0.24	%(d)
Portfolio turnover rate(e)	90%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

39 | October 31, 2020

ALPS | Smith Funds

Management Commentary	October 31, 2020 (Unaudited)

Dear Shareholder,

The ALPS | Smith Capital Investors Funds were launched on June 29, 2018, this is the third annual report for the Funds. We welcome you as a shareholder to the Funds and thank you for your trust. Our process is centered around performance, relationships, and investing excellence. Our goal is to provide shareholders with a consistent, risk-adjusted return with a keen focus on capital preservation.

Total Return

The ALPS l Smith Total Return Bond Fund Class I marked a positive return of 726 bps in the twelve-months ending October 31, 2020, while outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Index, by 107 bps. The fund is outperforming the index by 92 bps year-to-date in 2020 and 160 bps since the inception of the fund on June 29, 2018. The outperformance during the twelve-month period was attributed to our duration management in Treasuries as well an overweight in corporate credit assets during the significant snap-back from risk asset valuations beginning in June through the present. Valuations were supported by the massive fiscal and monetary stimulus announced and implemented during the second quarter. Coordinated global Central Bank stimulus and Quantitative Easing operations as well as large Fiscal stimulus, led to a rapid recovery for risk assets across the spectrum. The overall performance since inception was achieved by focusing on active portfolio positioning, duration management, security selection, and bottom-up fundamental credit analysis.

Short Duration

The ALPS l Smith Short Duration Bond Fund Class I marked a positive 612 bps in the twelve-months ending October 31, 2020, outperforming, its benchmark, the Bloomberg Barclays 1-3 -Year U.S. Government/Credit Index by 274 bps. The fund is outperforming the Index by 246 bps year-to-date in 2020 and 133 bps since the inception of the Fund on June 29, 2018. As a continuing theme, the Fund’s overallocation to corporate and securitized assets allowed the Fund to out-yield the index. Additionally, individual security selection within corporate credit was a large component of the excess returns generated in the period. The extreme rally and flattening in the front-end of the U.S. Treasury curve depressed overall yields available to investors especially once credit spreads began to recover. In this environment, the Fund maintained its’ focus on capital preservation. Despite being overweight credit on a percentage basis vs. the benchmark, the Fund maintained a longer duration profile as an offset to this risk positioning.

Macro Commentary

While the end of the first quarter and beginning of the second quarter of 2020 were plagued by COVID-19 and a global shutdown, it was followed by coordinated fiscal and monetary stimulus. By June optimism was rising around the flattening of the virus curve and cities reopening. Data was starting to improve and the combination of fiscal and monetary policy support into improving sentiment lifted risk assets. The third quarter however quickly came with setbacks, stalled or rolled-back re-openings, and an increase in COVID-19 cases. The second wave of COVID-19 hit throughout pockets of the U.S. and we now know that rolling waves will likely continue until we are able to push out a vaccine globally. As of November, post our

October 31st year-end, a vaccine is expected to be phased-in between now and mid-2021.

The optimism started to wane in July as sentiment data points stalled, high frequency data including jobless claims, restaurant bookings, and airline travel paused while the government statistics pointed to an uneven recovery. Manufacturing and Housing have been bright spots with housing seeing the benefit of changing family needs during the shutdown as well as the support of low rates. Restaurants, international travel, entertainment, education, and brick and mortar retailers, to name a few, continue to struggle. We see a square root (√) recovery, a snapback registered in June followed by a plateau due to lower output, higher deficits, a large Fed balance sheet, and more social division.

The Fed is on hold until at least 2023 and amended the longer-run goals including “assessments of the shortfalls of employment from its maximum level” as opposed to “deviations” previously. Additionally, the Fed has stated that it “seeks to achieve inflation that averages 2 percent over time” meaning that the Fed will allow inflation to run above 2 percent for “some time” after periods of inflation running below 2 percent. The Fed has been clear that rates will remain accommodative and “they are strongly committed to using all the tools” until the economy is “very far along” into the recovery. Additionally, they will continue to “adjust the pace of Treasury securities and agency mortgage-backed securities at least at the current pace to sustain smooth market functioning and help foster accommodative financial conditions, thereby supporting the flow of credit to households and businesses.”

Washington brought a high level of political theater throughout the year and heading into the election. The market turned its attention to expiring COVID-19 programs on July 31st and negative headlines over the ability to compromise on another stimulus package. Supreme Court Justice Ruth Bader Ginsburg passed away in September, opening the door for President Trump to nominate and confirm Amy Coney Barrett to the Supreme Court, creating a conservative majority. As of November, post our October 31st year-end, Biden won the election, and the “Blue Wave” outcome or divided Congress will come down to two runoff elections in Georgia on January 5, 2021. We continue to wait for a fourth stimulus package as we near the end of 2020.

Fixed Income Commentary

Flows – Money Market Fund flows peaked in May, ballooning total assets to $4.6tn. As the flight-to-safety during the early months of the pandemic played out, we knew it would only be a matter of time before we started to see this trend reverse course, particularly when holding cash pays next to nothing. Investment Grade Credit has not seen a negative week of flows since the reporting week ending April 1st, this was a trough for net flows, bottoming at -$109.5 billion. We view it as highly probable that demand for investment grade credit continues as investors’ never-ending hunt for yield continues.

High Yield flows have eased with the recent increase in volatility seen in equity markets along with record levels of supply. Looking back to the end of March, high yield has shown immense demand. The intervention by the Federal Reserve in credit markets – however small (or potentially large) – paired with the current low yielding

40 | October 31, 2020

ALPS | Smith Funds

Management Commentary	October 31, 2020 (Unaudited)

environment, has pushed investors further out the risk curve and will likely remain a key component for high yield demand.

Equity Flows have been the real question mark throughout this ‘new normal’. The new highs reached by the Nasdaq and S&P 500 at the onset of September have been met with large outflows, perhaps the opposite outcome one would expect. There remains an enormous amount of cash on the sidelines. The current virus and economic uncertainty will likely keep investors hesitant to act quickly. While the timing of the cash deployment may be unpredictable, we think investors should be prepared for the probable tailwind it is going to provide to risk assets when reallocation occurs

Duration - With nominal interest rates continuing to decline and a large-scale recovery in credit spreads occurring, durations on most major fixed income asset classes continue to increase as issuers across segments look to take advantage of ultra-low long-term borrowing costs.

The Corporate and U.S. Treasury sleeves of the Bloomberg Barclays U.S. Aggregate Index registered a dramatic duration increase; both segments of the market currently sit near all-time highs and 30% longer than the index duration low from a decade ago. This duration increase has come in the face of declining yields and longer duration issuance for all the relevant asset classes. From a risk-adjusted return standpoint, the risk in the Aggregate Index has continued to increase as durations extend while the return component of yields has declined to generational lows.

We expect this trend to continue as investment grade corporate borrowers continue to set record low yields for long-term borrowing costs. Several investment grade borrowers issued new 30-year debt in the 2-2.5% range, with high-quality BB-rated high yield issuers tapping the market with 10-year debt near or below 3%. We believe that active management rather than static duration targets will be a key avenue for alpha generation and preservation of capital going forward.

Credit - We believe that the credit markets are taking a longer-term view and looking past the market volatility. The recovery in spreads has been significant, even considering the economic uncertainty. Some of the tightening has been driven by the hunt for yield in the marketplace and some are due to the underlying fundamental improvement and optionality within corporate capital structures.

Many companies have raised liquidity, adjusted their capital structures, cost structures, and evolved their underlying businesses to adapt. We see many examples of companies with greater operating and financial leverage than before the crisis. This could serve them well as the global economy improves. With improved profitability, along with the significant excess liquidity on their balance sheets, we could see a revival of shareholder-friendly activity: share repo, increased dividends, merger and acquisition activity, and our favorite, debt reduction.

One caveat we raise – higher leverage levels, a result of higher debt balances and depressed operating earnings, make the credit markets more vulnerable to an exogenous shock to the system. While somewhat obvious, any shock could trigger greater volatility in credit. In the near term though, we believe there are many companies with strong liquidity profiles that would fare better, while others could be subject to downgrades and difficult capital structure decisions. We are very aware of the inherent risks in a highly levered world of credit.

For many of the highly levered companies, any shock to the system would dramatically reduce their resiliency and would result in much greater volatility. We see some companies that have pushed their leverage to levels that are not sustainable and others that have used any possible securitized lending to raise liquidity. Going forward, we believe it will be imperative to avoid the companies who are in this untenable leverage position, especially if concerns around the sustainability of economic growth arise.

Not all credit is created equal in this environment. The potential for increases in defaults, downgrades, and questionable recovery values - which have been much lower than historical levels – in our view are risk factors to keep front and center over the next 12 months.

Interest Rates - We continue to believe interest rate risk will be a dominant risk factor for fixed income investors over the next 12-24 months but think the timeline for the risk associated with significant drawdown has been pushed further down the road. In the near term, the range-bound, lower-for-longer theme, will likely be the path for rates. This view would further be reinforced if we continue to see flows move from money markets back into the fixed income markets – a high-confidence outcome in our opinion.

From a fundamental standpoint, flatter yield curves are usually the result of slower growth expectations. We will be paying very close attention to the curve in the near term. We are also watching financials closely as flatter curves and weak financials have proven to be warning signs for future economic growth.

While on the topic of financials, it would be prudent to remind investors of the long duration position in the fixed income marketplace. Large swings in interest rates result in significant swings in dollar prices and thus performance. We are watching for second and third derivative effects due to large changes in interest rates and changes in the shape of the curve. We believe this is an underappreciated risk in the marketplace.

In the vein of duration, debt and deficits continue to grow, increasing funding needs. The ability of the market to absorb the massive amounts of supply will be front and center going forward. The market can only look past a rising deficit for so long, but once it comes back into focus, rates can mark a quick and disorderly selloff. We expect rates to hold within a range in the short-term but to break out to higher yields with growth and inflation expectations moving higher due to the anticipation of a vaccine in 2021.

As we look ahead to the end of 2020 after what we believe has been an unparalleled year on many levels, we remind ourselves that the landscape will continue to change but our fundamental process remains the same. Within the security selection component of our process, we will continue to look for companies that are fundamentally improving and committed to a strong capital structure. We will also be very watchful for defaults and downgrades – we are expecting both to accelerate over the next 6-12 months.

41 | October 31, 2020

ALPS | Smith Funds

Management Commentary	October 31, 2020 (Unaudited)

We believe valuations in the fixed income market are being driven not only by flows but via the Federal Reserve’s policy actions. It is our opinion that the Treasury market has new risks given the low outright yields, increasing duration, the economic environment, and massive debt and deficits. Credit markets have largely recovered from the COVID-19 crisis levels and, like U.S. Treasuries, have low yields and long durations. Securitized markets offer low yields and duration extension risk. And finally, we will push into year-end having to deal with another round of the COVID-19 virus and economic shutdowns into an economy that is showing signs of the ‘plateau stage’ of a square root recovery (√). This may bring additional market volatility as well as further societal needs and changes. It promises to be an interesting period.

The ALPS l Smith Balanced Opportunity Fund (the “Balanced Fund”) and ALPS l Smith Credit Opportunities Fund (the “Credit Opportunities Fund”) launched on September 15, 2020. Due to the short period since the inception of the Balanced Fund and the Credit Opportunities Fund through the fiscal year ended October 31, 2020, performance information for each Fund will be included in the semi-annual report for the six-month period ending April 30, 2021.

Portfolio Positioning

In the short term, we remain nimble regarding the Funds’ positioning in U.S. Treasuries as very low absolute yield levels, uncertainty around the velocity of the economic recovery, the potential for additional fiscal stimulus, concerns around future inflation, and the wildcard of the second and third derivative impacts of the Federal Reserve’s new policies and facilities on the market are leading to unprecedented levels of volatility. We are also focused on the shape of the curve as the front-end is extremely flat but concerns about inflation due to Government Debt levels may be gathering and may eventually impact longer duration Treasuries. We remain proactive in managing this longer duration U.S. Treasury position.

We have made significant changes to the credit portfolio this year. Coming into 2020 we were optimistic about the potential for above trend economic growth and further corporate management focus on reducing leverage. However, as the spread and impact of COVID-19 around the globe expanded we were active in reducing our corporate exposure and increasing our U.S. Treasury weighting. The massive Fiscal and Monetary policy support combined with the dramatic revaluation in risk assets allowed us to shift our focus to increasing the ALPS l Smith Short Duration and ALPS | Smith Total Return Fund's credit exposure. This was done via more economically sensitive credit - as progress was made globally from both vaccine development and fiscal support, buoying risk tolerance for both consumers and investors. We continue to like credit despite the massive tightening in the spread as it remains one of the few asset classes within Fixed Income providing yield. The increase in our weighting to corporate credit was focused on specific names as we believe there is potential for continued economic volatility broadly. We target investing in companies with management teams who focus on managing through downside scenarios, giving themselves optionality as well as downside protection. We are encouraged by the increase in equity raises that have recently come to market as an increased focus on deleveraging is positive for both debt and equity holders. This is a hallmark of stories we are attracted to in the current environment. During the fiscal year ended October 31, 2020, we have started to reduce exposure given the substantial rally in risk asset spreads, but this has been a very disciplined process centered on our risk-adjusted return and capital preservation process while balancing the overall need for yield across all developed markets.

Short duration high yield continues to be a focus. This area of the market has much less forecasting error embedded in its analysis as it is a liquidity analysis evaluation over a very short period vs. longer-term projections on industries, commodity prices, and competitive dynamics facing a sector/company. With the flat U.S. Treasury curve 5-yrs and in, we are not being compensated to extend out the curve and therefore these types of assets result in extremely attractive risk-adjusted return profiles. This has further tailwinds from the pegging of the front-end of the curve on the interest rate side by the Fed Funds rate as well as support from the Fed’s corporate QE program focused on the 5-yr and in area of the yield curve.

Within the securitized allocation in the Fund’s, we continue to allocate money to agency-mortgage-backed collateralized mortgage obligations (CMOs) and agency guaranteed commercial mortgage-backed securities (CMBS). We find that select CMOs and Agency CMBS provide better convexity, exhibit less change in duration given changes in interest rates and prepayment speeds, and provide higher option-adjusted spreads and yield. Additionally, these securities have much less credit risk than non-guaranteed assets which we believe is a very important risk factor given the potential societal and structural changes in a post-COVID-19 world. In this current climate mortgage prepayment and default assumptions are very uncertain, thus we focus on selecting securities that perform well through a wide band of underlying assumptions rather than a specific directional view.

In a world of heightened risk and uncertainty, we continue to acknowledge what can go wrong, but also how far the economy has come with the support of both fiscal and monetary policy. The repricing and recovery in markets this year led to a once in a lifetime opportunity to generate significant returns. We believe there are still opportunities in the fixed income space via fundamentally improving credit stories and actively managing duration and interest rate risks. Given how far markets have improved, and the expected volatility on the horizon, we have reoriented the portfolios to provide more dry powder for future opportunities.

We continue to go back to our fundamentals, relying on our investment process which starts with bottom-up analysis. Our two core tenets: risk-adjusted returns and preservation of capital have taken on an even more important meaning during this time.

We thank you for the confidence you have placed with us and we look forward to continuing to serve you and to meet your fixed income needs.

Sincerely,

R. Gibson Smith	Eric C. Bernum, CFA
Portfolio Manager	Portfolio Manager

42 | October 31, 2020

ALPS | Smith Funds

Management Commentary	October 31, 2020 (Unaudited)

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Smith Capital Investors, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

Gibson Smith is a registered representative of ALPS Distributors, Inc.

Eric Bernum is a registered representative of ALPS Distributors, Inc.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc.

and ALPS Advisors Inc. are affiliated.

43 | October 31, 2020

ALPS | Smith Short Duration Bond Fund

Performance Update	October 31, 2020 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2020)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2020)

	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class I	6.12%	5.05%	0.82%	0.49%
Investor (NAV)	5.85%	4.75%	1.13%	0.79%
Class A (NAV)	5.84%	4.72%	1.14%	0.79%
Class A (MOP)	-0.02%	2.22%
Class C (NAV)	5.10%	4.00%	1.83%	1.49%
Class C (CDSC)	4.10%	4.00%
Bloomberg Barclays U.S. Government/Credit Bond Index¹	7.08%	7.95%
Bloomberg Barclays 1-3 Year Government/Credit Bond Index²	3.38%	3.72%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Effective September 1, 2020 the Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Prior to September 1, 2020 the sales charge was 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

44 | October 31, 2020

ALPS | Smith Short Duration Bond Fund

Performance Update	October 31, 2020 (Unaudited)

[1]	The Bloomberg Barclays US Government/Credit Index: composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody's Investors Service or BBB by Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs) are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The Bloomberg Barclays 1-3 Yr US Gov/Credit TR Index Unhedged: an index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of June 29, 2018.

*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2021. Please see the prospectus dated February 28, 2020 for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate	69.59%
Government	23.97%
Securitized	4.17%
Municipal	0.07%
Cash, Cash Equivalents, & Other Net Assets	2.20%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Note 0.125% 09/30/2022	7.83%
U.S. Treasury Note 0.125% 04/30/2022	2.81%
U.S. Treasury Note 0.125% 05/31/2022	2.51%
U.S. Treasury Note 0.125% 08/31/2022	2.20%
U.S. Treasury Note 0.25% 09/30/2025	1.96%
U.S. Treasury Note 0.125% 09/15/2023	1.75%
U.S. Treasury Note 0.375% 03/31/2022	1.68%
Nestle Holdings, Inc. 0.375% 01/15/2024	1.64%
JPMorgan Chase & Co. 1D US SOFR + 0.60% 09/16/2024	1.38%
Valero Energy Corp. 3M US L + 1.15% 09/15/2023	1.24%
Top Ten Holdings	25.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	24.04%
Financial Services	10.38%
Diversified Banks	7.11%
Banks	6.58%
Automobiles Manufacturing	5.79%
Pharmaceuticals	4.22%
Mortgage Securities	4.17%
Chemicals	3.30%
Refining & Marketing	2.92%
Pipeline	2.34%
Food & Beverage	2.29%
Consumer Finance	2.07%
Transportation & Logistics	1.85%
Health Care Facilities & Services	1.70%
Cable & Satellite	1.67%
Utilities	1.58%
Electrical Equipment Manufacturing	1.44%
Software & Services	1.26%
Wireless Telecommunications Services	1.23%
Semiconductors	1.22%
Biotechnology	1.16%
Life Insurance	1.10%
Aerospace & Defense	1.05%
Other Industries (each less than 1%)	7.33%*
Cash Equivalents & Other Net Assets	2.20%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

45 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Performance Update	October 31, 2020 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2020)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2020)

	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class I	7.26%	8.73%	0.76%	0.67%
Investor (NAV)	6.95%	8.39%	1.08%	0.97%
Class A (NAV)	6.96%	8.42%	1.07%	0.97%
Class A (MOP)	1.07%	5.83%
Class C (NAV)	6.23%	7.65%	1.79%	1.67%
Class C (CDSC)	5.23%	7.65%
Bloomberg Barclays US Aggregate Bond Index[1]	6.19%	7.13%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Effective September 1, 2020 the Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Prior to September 1, 2020 the sales charge was 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

46 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Performance Update	October 31, 2020 (Unaudited)

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of June 29, 2018.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2021. Please see the prospectus dated February 28, 2020 for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate	65.45%
Securitized	16.50%
Government	15.27%
Preferred Stock	0.26%
Municipal	0.05%
Cash, Cash Equivalents, & Other Net Assets	2.47%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Note 0.625% 08/15/2030	3.23%
U.S. Treasury Note 0.25% 08/31/2025	3.07%
U.S. Treasury Bond 1.375% 08/15/2050	2.99%
Fannie Mae-Aces 3.447% 02/25/2043	1.60%
LPL Holdings, Inc. 5.75% 09/15/2025	1.38%
U.S. Treasury Note 0.25% 05/31/2025	1.31%
U.S. Treasury Bond 1.25% 05/15/2050	1.25%
Microchip Technology, Inc. 3.922% 06/01/2021	1.03%
U.S. Treasury Note 0.25% 09/30/2025	0.98%
U.S. Treasury Bond 1.125% 08/15/2040	0.98%
Top Ten Holdings	17.82%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Mortgage Securities	16.50%
Sovereign	15.32%
Financial Services	7.90%
Banks	7.72%
Diversified Banks	4.46%
Pharmaceuticals	3.78%
Consumer Finance	3.39%
Automobiles Manufacturing	3.35%
Pipeline	3.06%
Software & Services	2.65%
Food & Beverage	2.19%
Wireless Telecommunications Services	2.18%
Cable & Satellite	1.96%
Aerospace & Defense	1.76%
Health Care Facilities & Services	1.57%
Semiconductors	1.56%
Commercial Finance	1.34%
Refining & Marketing	1.34%
Utilities	1.26%
Electrical Equipment Manufacturing	1.17%
Airlines	1.14%
Other Industries (each less than 1%)	11.93%*
Cash Equivalents & Other Net Assets	2.47%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

47 | October 31, 2020

ALPS | Smith Credit Opportunities Fund

Performance Update	October 31, 2020 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2020)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2020)

	1 Month+	Since Inception^	Total Expense Ratio	What You Pay*
Class I	0.45%	-0.15%	1.02%	0.90%
Investor (NAV)	0.37%	-0.23%	1.32%	1.20%
Class A (NAV)	0.38%	-0.22%	1.32%	1.20%
Class A (MOP)	-1.89%	-2.47%
Class C (NAV)	0.29%	-0.31%	2.02%	1.90%
Class C (CDSC)	-0.71%	-1.31%
50% Bloomberg Barclays US Aggregate Index / 50% Bloomberg Barclays US Corporate High Yield Index[1,2]	0.03%	-0.46%
Bloomberg Barclays US Aggregate Bond Index[1]	-0.45%	-0.65%
Bloomberg Barclays US Corporate High Yield Bond Index[2]	0.51%	-0.28%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

48 | October 31, 2020

ALPS | Smith Credit Opportunities Fund

Performance Update	October 31, 2020 (Unaudited)

[1]	Bloomberg Barclays US Aggregate Bond Index: provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	Bloomberg Barclays US Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of September 15, 2020. The Fund has limited operating history.

*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2022. Please see the prospectus dated September 14, 2020 for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate	86.48%
Government	9.95%
Preferred Stock	1.69%
Cash, Cash Equivalents, & Other Net Assets	1.88%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Note 0.125% 09/15/2023	3.40%
MGM Resorts International	2.34%
Boyd Gaming Corp.	2.31%
OneMain Finance Corp.	2.02%
Nordstrom, Inc.	2.01%
Gray Television, Inc.	1.99%
LPL Holdings, Inc.	1.98%
U.S. Treasury Note 0.125% 09/30/2022	1.92%
Nexstar Broadcasting, Inc.	1.85%
American Express Co.	1.75%
Top Ten Holdings	21.57%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	9.95%
Consumer Finance	8.35%
Pipeline	7.86%
Financial Services	6.95%
Banks	5.08%
Casinos & Gaming	5.03%
Pharmaceuticals	5.01%
Automobiles Manufacturing	4.75%
Publishing & Broadcasting	4.62%
Commercial Finance	2.94%
Airlines	2.93%
Food & Beverage	2.87%
Health Care Facilities & Services	2.80%
Software & Services	2.68%
Real Estate	2.22%
Department Stores	2.01%
Wireless Telecommunications Services	1.96%
Cable & Satellite	1.78%
Financials	1.69%
Medical Equipment & Devices Manufacturing	1.52%
Retail - Consumer Staples	1.49%
Aerospace & Defense	1.46%
Restaurants	1.31%
Wireline Telecommunications Services	1.24%
Homebuilders	1.21%
Chemicals	1.17%
Advertising & Marketing	1.13%
Supermarkets & Pharmacies	1.02%
Other Industries (each less than 1%)	5.09%*
Cash Equivalents & Other Net Assets	1.88%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

.

49 | October 31, 2020

ALPS | Smith Balanced Opportunity Fund

Performance Update	October 31, 2020 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2020)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2020)

	1 Month	Since Inception^	Total Expense Ratio	What You Pay*
Class I	-0.65%	-1.15%	1.03%	0.85%
Investor (NAV)	-0.68%	-1.18%	1.33%	1.15%
Class A (NAV)	-0.66%	-1.16%	1.33%	1.15%
Class A (MOP)	-3.85%	-4.41%
Class C (NAV)	-0.80%	-1.30%+	2.03%	1.85%
Class C (CDSC)	-1.80%	-2.29%
55% Russell 1000 Index TR / 45% Bloomberg Barclays US Aggregate Bond Index[1,2]	-1.53%	-2.11%
Russell 1000® Index TR1	-2.41%	-3.30%
Bloomberg Barclays US Aggregate Bond Index[2]	-0.45%	-0.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 3.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

50 | October 31, 2020

ALPS | Smith Balanced Opportunity Fund

Performance Update	October 31, 2020 (Unaudited)

[1]	Russell 1000 Index is a stock market index that tracks the highest-ranking 1,000 stocks in the Russell 3000 Index, which represent about 90% of the total market capitalization of the index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	Bloomberg Barclays US Aggregate Bond Index: provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of September 15, 2020. The Fund has limited operating history.

*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2022. Please see the prospectus dated September 14, 2020 for additional information.

+	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Common Stock	51.16%
Government	16.40%
Corporate	15.87%
Securitized	10.48%
Cash, Cash Equivalents, & Other Net Assets	6.09%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Note 0.125% 08/31/2022	3.65%
U.S. Treasury Note 0.125% 09/15/2023	2.77%
U.S. Treasury Note 0.25% 08/31/2025	2.49%
U.S. Treasury Note 0.625% 08/15/2030	2.37%
Amazon.com, Inc.	2.30%
U.S. Treasury Note 0.125% 09/30/2022	2.07%
Microsoft Corp.	2.03%
JPMorgan Chase & Co.	1.56%
U.S. Treasury Bond 1.375% 08/15/2050	1.45%
Top Ten Holdings	20.69%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only

Industry Sector Allocation (as a % of Net Assets)

Sovereign	16.40%
Mortgage Securities	10.48%
Health Care	7.51%
Software & Tech Services	7.49%
Tech Hardware & Semiconductors	4.89%
Industrial Products	4.25%
Financial Services	3.79%
Media	2.99%
Retail & Whsle - Discretionary	2.87%
Consumer Staple Products	2.82%
Retail & Wholesale - Staples	2.77%
Consumer Discretionary Products	1.98%
Pharmaceuticals	1.75%
Insurance	1.68%
Materials	1.66%
Consumer Discretionary Services	1.65%
Banking	1.56%
Industrial Services	1.33%
Diversified Banks	1.27%
Utilities	1.22%
Other Industries (each less than 1%)	13.55%*
Cash Equivalents & Other Net Assets	6.09%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

51 | October 31, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (1.64%)
Fannie Mae
Series 1992-180, Class F,
1M US L + 1.15%, 10/25/2022(a)	$9,775	$9,838
Series 1992-49, Class L,
7.000%, 04/25/2022	25,405	26,140
Series 1992-52, Class FD,
1M US L + 0.02%, 09/25/2022(a)	7,345	7,301
Series 1992-62, Class FA,
1M US L + 0.90%, 10/25/2022(a)	40,075	39,973
Series 1992-73, Class FC,
1M US L + 0.75%, 05/25/2022(a)	1,587	1,584
Series 1992-8, Class FA,
1M US L + 0.83%, 01/25/2022(a)	4,120	4,117
Series 1992-89, Class FB,
1M US L + 0.50%, 06/25/2022(a)	1,033	1,029
Series 1993-184, Class M,
–%, 09/25/2023(b)	14,841	14,621
Series 1993-189, Class FB,
10Y US TI + -0.65%, 10/25/2023(a)	7,803	7,677
Series 1993-230, Class FA,
1M US L + 0.60%, 12/25/2023(a)	41,898	41,700
Series 1993-255, Class E,
7.100%, 12/25/2023	61,834	66,177
Series 1993-27, Class FC,
1M US L + 0.90%, 08/25/2023(a)	4,223	4,218
Series 1993-31, Class PN,
7.000%, 09/25/2023	122,477	129,529
Series 1993-97, Class FA,
1M US L + 1.25%, 05/25/2023(a)	8,536	8,478
Series 1994-18, Class FA,
1M US L + 0.60%, 02/25/2024(a)	16,646	16,699
Series 1994-22, Class F,
1M US L + 1.20%, 01/25/2024(a)	101,019	101,992
Series 1994-3, Class FB,
1M US L + 0.65%, 01/25/2024(a)	38,608	38,751
Series 1994-3, Class FA,
1M US L + 0.65%, 03/25/2024(a)	7,448	7,472
Series 1994-61, Class E,
7.500%, 04/25/2024	51,223	54,830
Series 1994-75, Class K,
7.000%, 04/25/2024	30,913	33,364
Series 1994-77, Class FB,
1M US L + 1.50%, 04/25/2024(a)	73,536	74,340
Series 1997-12, Class FA,
1M US L + 1.00%, 04/18/2027(a)	36,782	37,296
Series 1997-49, Class F,
1M US L + 0.50%, 06/17/2027(a)	47,975	48,118
Series 2003-39, Class PG,
5.500%, 05/25/2023	47,001	48,819
Series 2003-49, Class YC,
4.000%, 06/25/2023	26,898	27,596
Series 2004-53, Class NC,
5.500%, 07/25/2024	19,988	20,915
	Principal Amount	Value (Note 2)
Series 2004-95, Class AK,
5.500%, 01/25/2025	$27,348	$29,071
Series 2005-121, Class DY,
5.500%, 01/25/2026	27,426	29,281
Series 2006-22, Class CE,
4.500%, 08/25/2023	15,264	15,815
Series 2009-90, Class BD,
3.500%, 11/25/2024	253	252
Series 2010-112, Class GA,
2.000%, 06/25/2021	21	21
Series 2010-145, Class MA,
2.000%, 12/25/2020	76	76
Series 2011-104, Class DA,
2.000%, 10/25/2021	6,311	6,316
Series 2011-141, Class CA,
2.000%, 12/25/2025	54,624	55,108
Series 2011-40, Class KA,
3.500%, 03/25/2026	92,154	98,564
Series 2011-44, Class EB,
3.000%, 05/25/2026	49,609	51,636
Series 2011-5, Class PA,
4.000%, 10/25/2025	5,013	5,024
Series 2011-61, Class B,
3.000%, 07/25/2026	80,335	83,748
Series 2011-66, Class QE,
2.000%, 07/25/2021	234	235
Series 2011-80, Class KB,
3.500%, 08/25/2026	96,662	102,086
Series 2012-1, Class GB,
2.000%, 02/25/2022	9,419	9,462
		1,359,269
Freddie Mac
Series 1991-1069, Class J,
6.950%, 04/15/2021	2,127	2,147
Series 1991-1155, Class KZ,
7.000%, 10/15/2021	147	147
Series 1992-1242, Class C,
1M US L + 0.55%, 04/15/2022 (a)	4,117	4,106
Series 1993-1487, Class O,
1M US L + 0.75%, 03/15/2023 (a)	14,140	14,193
Series 1993-1534, Class J,
1M US L + 0.90%, 06/15/2023 (a)	21,555	21,675
Series 1993-1560, Class Z,
7.000%, 08/15/2023	19,104	20,060
Series 1993-1567, Class A,
1M US L + 0.40%, 08/15/2023 (a)	67,599	67,533
Series 1993-1584, Class L,
6.500%, 09/15/2023	33,424	35,543
Series 1993-1602, Class PJ,
6.500%, 10/15/2023	39,642	41,788
Series 1993-1611, Class Z,
6.500%, 11/15/2023	19,085	20,386
Series 1993-1628, Class LZ,
6.500%, 12/15/2023	11,377	12,096
Series 1993-1630, Class PK,
6.000%, 11/15/2023	22,557	23,898

52 | October 31, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 1993-1632, Class FB,
1M US L + 1.20%, 11/15/2023(a)	$26,299	$26,532
Series 1993-1636, Class F,
1M US L + 0.65%, 11/15/2023(a)	23,607	23,686
Series 1993-21, Class F,
1M US L + 0.50%, 10/25/2023(a)	26,421	26,464
Series 1993-24, Class FJ,
1M US L + 0.50%, 11/25/2023(a)	119,044	119,238
Series 1994-1673, Class FB,
10Y US TI + -0.50%, 02/15/2024(a)	9,730	9,647
Series 1994-1699, Class FB,
1M US L + 1.00%, 03/15/2024(a)	14,859	14,866
Series 1994-1707, Class F,
1M US L + 0.70%, 03/15/2024(a)	22,089	22,184
Series 1994-1744, Class FD,
1M US L + 1.98%, 08/15/2024(a)	54,511	55,793
Series 1994-32, Class PN,
7.500%, 04/25/2024	181,054	194,005
Series 1994-43, Class PH,
6.500%, 10/17/2024	32,347	34,426
Series 1996-1885, Class FA,
1M US L + 0.45%, 09/15/2026(a)	10,940	10,959
Series 1997-1983, Class Z,
6.500%, 12/15/2023	18,511	19,771
Series 2002-2528, Class KM,
5.500%, 11/15/2022	47,136	48,674
Series 2003-2634, Class PT,
5.000%, 06/15/2023	17,926	18,593
Series 2004-2877, Class AL,
5.000%, 10/15/2024	6,640	6,953
Series 2005-3005, Class ED,
5.000%, 07/15/2025	72,924	77,364
Series 2006-3104, Class DH,
5.000%, 01/15/2026	53,882	57,599
Series 2009-3575, Class EB,
4.000%, 09/15/2024	23,909	24,834
Series 2010-3661, Class B,
4.000%, 04/15/2025	26,359	27,527
Series 2010-3670, Class LX,
2.000%, 05/15/2025	920	920
Series 2010-3710, Class MG,
4.000%, 08/15/2025(c)	36,827	39,732
Series 2010-3737, Class NA,
3.500%, 06/15/2025	16,149	16,373
Series 2010-3766, Class HD,
2.500%, 11/15/2020	2,118	2,118
Series 2010-3779, Class KJ,
2.750%, 11/15/2025	71,804	74,073
Series 2011-3829, Class BE,
3.500%, 03/15/2026	30,442	32,027
Series 2011-3845, Class FQ,
1M US L + 0.25%, 02/15/2026(a)	12,600	12,579
Series 2011-3872, Class ND,
2.000%, 12/15/2021	16,623	16,663
	Principal Amount	Value (Note 2)
Series 2011-3874, Class DW,
3.500%, 06/15/2021	$20,155	$20,240
Series 2011-3907, Class FM,
1M US L + 0.35%, 05/15/2026 (a)	20,250	20,255
Series 2011-3945, Class BJ,
2.000%, 03/15/2026	62,364	63,026
Series 2012-4003, Class BG,
2.000%, 10/15/2026	92,760	94,866
Series 2012-4016, Class AB,
2.000%, 09/15/2025	14,082	14,091
		1,489,650
Ginnie Mae
Series 2010-101, Class GU,
4.000%, 08/20/2025(c)	40,503	42,812
Series 2012-47, Class VA,
3.500%, 07/20/2023	49,542	50,640
Series 2013-53, Class KN,
1.500%, 08/20/2025	43,908	44,479
		137,931
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,943,904)		2,986,850

	Principal Amount	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (0.41%)
Fannie Mae-Aces
Series 2012-M10, Class AFL,
1M US L + 0.45%, 09/25/2022 (a)	52,480	52,471
Series 2013-M14, Class APT,
2.618%, 04/25/2023(a)	8,831	8,888
Series 2016-M13, Class FA,
1M US L + 0.67%, 11/25/2023 (a)	36,444	36,639
		97,998
Freddie Mac Multifamily
Structured Pass Through
Certificates
Series 2012-K023, Class X1,
1.224%, 08/25/2022(a)	3,716,393	64,615
Series 2013-K026, Class X1,
0.961%, 11/25/2022(a)	829,470	12,800
Series 2015-K721, Class A1,
2.610%, 01/25/2022	51,510	52,064
Series 2015-KF07, Class A,
1M US L + 0.29%, 02/25/2025 (a)	35,315	35,142
Series 2015-KF12, Class A,
1M US L + 0.70%, 09/25/2022 (a)	17,015	17,048
Series 2016-KF14, Class A,
1M US L + 0.65%, 01/25/2023 (a)	23,724	23,766
Series 2016-KJ08, Class A2,
2.356%, 08/25/2022	244,455	249,145
Series 2017-J15L, Class AFL,
1M US L + 0.35%, 08/25/2025 (a)	61,396	60,873
Series 2017-K728, Class A2,
3.064%, 08/25/2024(a)	117,000	126,666

53 | October 31, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2018-KI02, Class A,
1M US L + 0.20%, 02/25/2021(a)	$988	$988
		643,107

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $732,103)		741,105

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (2.12%)
Fannie Mae Pool
Series 2010-466760,
3.810%, 12/01/2020	41,072	41,062
Series 2011-468551,
3.980%, 07/01/2021	50,000	50,625
Series 2011-AE0800,
3.643%, 12/01/2020(a)	19,660	19,658
Series 2011-FN0001,
3.763%, 12/01/2020(a)	33,207	33,202
Series 2011-MA0717,
3.500%, 04/01/2026	52,711	55,162
Series 2012-471513,
2.900%, 06/01/2022	83,122	85,278
Series 2012-471690,
2.790%, 07/01/2022	157,929	162,234
Series 2012-471713,
2.850%, 06/01/2022	66,305	66,265
Series 2012-AL2293,
4.381%, 06/01/2021(a)	120,735	121,363
Series 2014-AM7448,
2.730%, 12/01/2021	229,978	229,919
Series 2016-AL8938,
2.708%, 04/01/2022(a)	41,475	42,114
Series 2016-AL8941,
2.819%, 01/01/2024(a)	61,182	64,518
Series 2016-AN2716,
2.150%, 07/01/2021	139,666	140,167
Series 2017-AN6641,
2.710%, 12/01/2023	1,700,000	1,792,773
Series 2018-AN8096,
3.020%, 06/01/2024	305,000	310,559
Series 2018-BL0760,
3.790%, 12/01/2025	455,000	496,413
Series 2019-BL2539,
3.050%, 05/01/2024	142,233	147,924
		3,859,236

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $3,771,322)		3,859,236

CORPORATE BONDS (69.59%)
Aerospace & Defense (1.05%)
Boeing Co.
4.508%, 05/01/2023	600,000	635,936
	Principal Amount	Value (Note 2)
Huntington Ingalls Industries, Inc.
3.844%, 05/01/2025(d)	$425,000	$468,092
5.000%, 11/15/2025(d)	791,000	811,263
Total Aerospace & Defense		1,915,291
Airlines (0.29%)
Southwest Airlines Co.
4.750%, 05/04/2023	500,000	535,895

Apparel & Textile Products (0.52%)
Ralph Lauren Corp.
1.700%, 06/15/2022	925,000	943,832

Automobiles Manufacturing (5.79%)
American Honda Finance Corp.
0.650%, 09/08/2023	1,500,000	1,505,518
Ford Motor Co.
8.500%, 04/21/2023	1,500,000	1,658,017
Ford Motor Credit Co. LLC
2.343%, 11/02/2020	60,000	60,000
3.200%, 01/15/2021	1,100,000	1,102,063
5.875%, 08/02/2021	450,000	460,103
General Motors Co.
5.400%, 10/02/2023	1,250,000	1,383,417
General Motors Financial Co., Inc.
1.700%, 08/18/2023	1,130,000	1,141,055
Nissan Motor Co., Ltd.
3.043%, 09/15/2023(d)	1,685,000	1,710,995
Toyota Motor Credit Corp.
0.450%, 07/22/2022	500,000	501,627
0.500%, 08/14/2023	1,000,000	1,006,355
Total Automobiles Manufacturing		10,529,150
Banks (6.58%)
Associated Bank NA/Green Bay WI
3.500%, 08/13/2021	450,000	459,217
Bank of New Zealand
2.000%, 02/21/2025(d)	1,635,000	1,709,665
CIT Group, Inc.
4.125%, 03/09/2021	251,000	253,140
1D US SOFR + 3.827%,
06/19/2024(a)	855,000	888,131
Citizens Financial Group, Inc.
4.150%, 09/28/2022(d)	400,000	421,533
Cooperatieve Rabobank UA
3.950%, 11/09/2022	250,000	266,634
Credit Suisse AG
1.000%, 05/05/2023	850,000	861,107
Danske Bank A/S
5.000%, 01/12/2022(d)	950,000	995,208
5.375%, 01/12/2024(d)	250,000	281,094
1Y US TI + 1.03%,
12/08/2023(a)(d)	1,000,000	1,001,945
1Y US TI + 1.35%,
09/11/2026(a)(d)	500,000	497,195
First Horizon National Corp.
3.550%, 05/26/2023	500,000	526,754

54 | October 31, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
First Republic Bank
1D US SOFR + 0.62%,
02/12/2024(a)	$860,000	$885,661
FNB Corp.
2.200%, 02/24/2023	200,000	202,226
Lloyds Banking Group PLC
1Y US TI + 1.00%, 02/05/2026(a)	500,000	521,641
1Y US TI + 1.10%, 06/15/2023(a)	200,000	201,677
Santander UK PLC
2.100%, 01/13/2023	250,000	258,123
Synovus Bank/Columbus GA
1D US SOFR + 0.945%,
02/10/2023(a)	500,000	506,739
US Bank NA
3.450%, 11/16/2021	250,000	257,672
Wells Fargo & Co.
1D US SOFR + 1.60%,
06/02/2024(a)	200,000	204,486
3M US L + 0.825%,
10/30/2025(a)	750,000	788,567
Total Banks		11,988,415
Biotechnology (1.16%)
Royalty Pharma PLC
0.750%, 09/02/2023(d)	2,100,000	2,100,483

Cable & Satellite (1.67%)
Charter Communications Operating
LLC / Charter Communications
Operating Capital
3M US L + 1.65%, 02/01/2024(a)	1,215,000	1,246,012
Sirius XM Radio, Inc.
3.875%, 08/01/2022(d)	1,000,000	1,008,750
Time Warner Cable LLC
4.000%, 09/01/2021	750,000	764,811
Total Cable & Satellite		3,019,573

Chemicals (3.30%)
Albemarle Corp.
Series WI
3M US L + 1.05%, 11/15/2022(a)	1,000,000	998,744
DuPont de Nemours, Inc.
3.766%, 11/15/2020	100,000	100,114
LYB International Finance III LLC
1.250%, 10/01/2025	1,700,000	1,706,183
3M US L + 1.00%, 10/01/2023(a)	1,700,000	1,701,234
Nutrition & Biosciences, Inc.
0.697%, 09/15/2022(d)	1,500,000	1,504,821
Total Chemicals		6,011,096
Commercial Finance (0.81%)
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust
3.150%, 02/15/2024	830,000	825,201
6.500%, 07/15/2025	600,000	660,963
Total Commercial Finance		1,486,164
	Principal Amount	Value (Note 2)
Consumer Finance (2.07%)
Ally Financial, Inc.
1.450%, 10/02/2023	$1,730,000	$1,747,047
Capital One Bank USA NA
1D US SOFR + 0.616%,
01/27/2023(a)	300,000	305,109
Capital One Financial Corp.
2.600%, 05/11/2023	400,000	419,411
Global Payments, Inc.
2.650%, 02/15/2025	250,000	264,664
PayPal Holdings, Inc.
1.350%, 06/01/2023	1,000,000	1,022,978
Total Consumer Finance		3,759,209
Containers & Packaging (0.15%)
WestRock RKT LLC
4.000%, 03/01/2023	250,000	267,142

Department Stores (0.59%)
Nordstrom, Inc.
8.750%, 05/15/2025(d)	1,000,000	1,095,660

Diversified Banks (7.11%)
Bank of America Corp.
3M US L + 1.021%,
04/24/2023(a)	1,550,000	1,601,362
Citigroup, Inc.
4.300%, 11/20/2026	750,000	861,331
JPMorgan Chase & Co.
1D US SOFR + 0.60%,
09/16/2024(a)	2,500,000	2,505,217
1D US SOFR + 1.455%,
06/01/2024(a)	1,500,000	1,533,005
Mitsubishi UFJ Financial Group, Inc.
1.412%, 07/17/2025	1,750,000	1,779,993
1Y US TI + 0.68%, 09/15/2024(a)	500,000	500,891
Mizuho Financial Group, Inc.
3M US L + 0.61%, 09/08/2024(a)	1,000,000	998,309
3M US L + 0.99%, 07/10/2024(a)	1,000,000	1,010,433
Natwest Group PLC
6.125%, 12/15/2022	515,000	563,953
1Y US TI + 2.15%, 05/22/2024(a)	1,000,000	1,033,688
Standard Chartered PLC
3M US L + 1.209%,
01/30/2026(a)(d)	500,000	520,614
Total Diversified Banks		12,908,796
Electrical Equipment Manufacturing (1.44%)
Lennox International, Inc.
1.350%, 08/01/2025	500,000	506,074
Otis Worldwide Corp.
3M US L + 0.45%, 04/05/2023(a)	100,000	100,031
Roper Technologies, Inc.
0.450%, 08/15/2022	1,365,000	1,367,699
2.350%, 09/15/2024	250,000	264,299

55 | October 31, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Trimble, Inc.
4.750%, 12/01/2024	$318,000	$361,979
Total Electrical Equipment Manufacturing		2,600,082
Entertainment Content (0.14%)
Fox Corp.
3.666%, 01/25/2022	250,000	260,004

Financial Services (10.38%)
Ameriprise Financial, Inc.
3.000%, 03/22/2022	250,000	259,214
3.000%, 04/02/2025	300,000	325,308
Bank of New York Mellon Corp.
1.850%, 01/27/2023	300,000	309,545
Goldman Sachs Group, Inc.
3.500%, 04/01/2025	1,777,000	1,958,261
3M US L + 1.053%,
06/05/2023(a)	800,000	829,136
Intercontinental Exchange, Inc.
0.700%, 06/15/2023	1,350,000	1,358,330
Series FRN
3M US L + 0.65%, 06/15/2023(a)	1,350,000	1,355,009
Jefferies Group LLC
5.125%, 01/20/2023	800,000	871,711
LPL Holdings, Inc.
5.750%, 09/15/2025(d)	1,700,000	1,759,499
Morgan Stanley
Series I
1D US SOFR + 0.745%,
10/21/2025(a)	750,000	748,798
2.750%, 05/19/2022	75,000	77,692
4.875%, 11/01/2022	500,000	541,138
Series GMTN
3.125%, 01/23/2023	550,000	581,414
3.700%, 10/23/2024	1,200,000	1,334,550
National Securities Clearing Corp.
1.200%, 04/23/2023(d)	400,000	407,497
1.500%, 04/23/2025(d)	400,000	411,194
State Street Corp.
1D US SOFR + 0.94%,
11/01/2025(a)	250,000	264,849
1D US SOFR + 2.69%,
03/30/2023(a)(d)	1,000,000	1,034,193
Sumitomo Mitsui Trust Bank, Ltd.
0.800%, 09/12/2023(d)	2,000,000	2,008,782
TD Ameritrade Holding Corp.
3M US L + 0.43%, 11/01/2021(a)	200,000	200,724
UBS AG/London
1.750%, 04/21/2022(d)	700,000	712,746
UBS Group AG
1Y US TI + 0.83%,
07/30/2024(a)(d)	1,000,000	1,004,335
USAA Capital Corp.
1.500%, 05/01/2023(d)	500,000	513,114
Total Financial Services		18,867,039
	Principal Amount	Value (Note 2)
Food & Beverage (2.29%)
Campbell Soup Co.
3M US L + 0.63%, 03/15/2021(a)	$75,000	$75,122
Cargill, Inc.
1.375%, 07/23/2023(d)	1,070,000	1,094,531
Nestle Holdings, Inc.
0.375%, 01/15/2024(d)	3,000,000	2,987,116
Total Food & Beverage		4,156,769
Health Care Facilities & Services (1.70%)
Cigna Corp.
Series WI
3M US L + 0.65%, 09/17/2021(a)	500,000	500,100
HCA, Inc.
4.750%, 05/01/2023	1,387,000	1,514,053
5.000%, 03/15/2024	500,000	560,288
Jaguar Holding Co. II / PPD
Development LP
4.625%, 06/15/2025(d)	500,000	517,310
Total Health Care Facilities & Services		3,091,751
Home & Office Products Manufacturing (0.45%)
Newell Brands, Inc.
4.875%, 06/01/2025	750,000	813,038

Industrial Other (0.55%)
Honeywell International, Inc.
3M US L + 0.23%, 08/19/2022(a)	1,000,000	1,001,408

Life Insurance (1.10%)
Athene Global Funding
1.200%, 10/13/2023(d)	2,000,000	2,002,120

Machinery Manufacturing (0.17%)
Caterpillar Financial Services Corp.
0.950%, 05/13/2022	300,000	302,802

Pharmaceuticals (4.22%)
AbbVie, Inc.
2.150%, 11/19/2021(d)	500,000	508,928
2.300%, 11/21/2022(d)	1,286,000	1,332,856
2.600%, 11/21/2024(d)	500,000	532,341
Bausch Health Cos., Inc.
6.125%, 04/15/2025(d)	600,000	617,400
7.000%, 03/15/2024(d)	1,150,000	1,192,838
Elanco Animal Health, Inc.
4.912%, 08/27/2021	518,000	530,626
5.272%, 08/28/2023	400,000	433,166
Upjohn, Inc.
1.125%, 06/22/2022(d)	2,000,000	2,018,928
1.650%, 06/22/2025(d)	500,000	511,053
Total Pharmaceuticals		7,678,136
Pipeline (2.34%)
Buckeye Partners LP
4.150%, 07/01/2023	340,000	335,538
4.350%, 10/15/2024	750,000	729,844

56 | October 31, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Gray Oak Pipeline LLC
2.000%, 09/15/2023(d)	$1,000,000	$1,004,330
Midwest Connector Capital Co. LLC
3.625%, 04/01/2022(d)	1,095,000	1,106,305
MPLX LP
5.250%, 01/15/2025	500,000	515,673
Western Midstream Operating LP
3M US L + 1.85%, 01/13/2023(a)	600,000	558,382
Total Pipeline		4,250,072
Railroad (0.77%)
Westinghouse Air Brake
Technologies Corp.
3.200%, 06/15/2025	1,320,000	1,407,559

Real Estate (0.37%)
GLP Capital LP / GLP Financing II, Inc.
5.375%, 11/01/2023	620,000	665,424

Refining & Marketing (2.92%)
HollyFrontier Corp.
2.625%, 10/01/2023	2,000,000	1,986,124
Marathon Petroleum Corp.
4.500%, 05/01/2023	500,000	537,734
Phillips 66
3.700%, 04/06/2023	500,000	535,311
Valero Energy Corp.
3M US L + 1.15%, 09/15/2023(a)	2,250,000	2,249,391
Total Refining & Marketing		5,308,560
Restaurants (0.34%)
1011778 BC ULC / New Red Finance, Inc.
4.250%, 05/15/2024(d)	600,000	612,900

Retail - Consumer Discretionary (0.87%)
Gap, Inc.
8.375%, 05/15/2023(d)	500,000	558,800
Penske Automotive Group, Inc.
3.500%, 09/01/2025	1,000,000	1,010,000
Total Retail - Consumer Discretionary		1,568,800
Semiconductors (1.22%)
Microchip Technology, Inc.
2.670%, 09/01/2023(d)	500,000	519,154
3.922%, 06/01/2021	1,647,000	1,678,397
Total Semiconductors		2,197,551
Software & Services (1.26%)
Intuit, Inc.
0.650%, 07/15/2023	1,000,000	1,007,536
Leidos, Inc.
2.950%, 05/15/2023(d)	1,230,000	1,295,532
Total Software & Services		2,303,068
	Principal Amount	Value (Note 2)
Supermarkets & Pharmacies (0.92%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
3.500%, 02/15/2023(d)	$1,650,000	$1,678,463

Transportation & Logistics (1.85%)
Cummins, Inc.
0.750%, 09/01/2025	1,350,000	1,351,019
PACCAR Financial Corp.
0.350%, 08/11/2023	1,000,000	999,386
0.800%, 06/08/2023	1,000,000	1,008,463
Total Transportation & Logistics		3,358,868
Utilities (1.58%)
Dominion Energy, Inc.
2.715%, 08/15/2021(c)	500,000	508,462
4.104%, 04/01/2021(c)	400,000	406,007
DTE Energy Co.
Series F
1.050%, 06/01/2025	1,000,000	1,004,518
Duke Energy Progress LLC
Series A
3M US L + 0.18%, 02/18/2022 (a)	500,000	500,113
Exelon Corp.
3.497%, 06/01/2022	435,000	453,613
Total Utilities		2,872,713
Waste & Environment Services & Equipment (0.39%)
GFL Environmental, Inc.
4.250%, 06/01/2025(d)	700,000	715,313

Wireless Telecommunications Services (1.23%)
T-Mobile USA, Inc.
1.500%, 02/15/2026(d)	1,000,000	1,008,605
3.500%, 04/15/2025(d)	1,125,000	1,233,686
Total Wireless Telecommunications Services		2,242,291
TOTAL CORPORATE BONDS
(Cost $124,571,942)		126,515,437

GOVERNMENT BONDS (23.97%)
U.S. Treasury Bonds (23.97%)
United States Treasury Notes
0.125%, 04/30/2022	5,109,000	5,108,601
0.125%, 05/31/2022	4,566,000	4,564,930
0.125%, 06/30/2022	2,186,000	2,185,317
0.125%, 08/31/2022	4,000,000	3,998,438
0.125%, 09/30/2022	14,246,000	14,239,321
0.125%, 09/15/2023	3,183,000	3,176,659
0.250%, 08/31/2025	1,926,000	1,915,166
0.250%, 09/30/2025	3,589,000	3,567,270
0.375%, 03/31/2022	3,037,000	3,047,440
1.125%, 02/28/2022	1,760,000	1,783,237
Total U.S. Treasury Bonds		43,586,379
TOTAL GOVERNMENT BONDS
(Cost $43,599,516)		43,586,379

57 | October 31, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
MUNICIPAL BONDS (0.07%)
City of Colorado Springs Co. Utilities System Revenue 5.338%, 11/15/2030	$125,000	$125,210

TOTAL MUNICIPAL BONDS
(Cost $125,138)		125,210

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.68%)
Money Market Fund (0.68%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	0.020%	1,237,073	1,237,073

TOTAL SHORT TERM INVESTMENTS
(Cost $1,237,073)			1,237,073

TOTAL INVESTMENTS (98.48%)
(Cost $176,980,998)			$179,051,290

Other Assets In Excess Of Liabilities (1.52%)			2,761,785

NET ASSETS (100.00%)			$181,813,075

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2020 was 0.14%

3M US L - 3 Month LIBOR as of October 31, 2020 was 0.22%

1Y US TI - 1 Year Treasury Yield as of October 31, 2020 was 0.13%

10Y US TI - 10 Year Treasury Yield as of October 31, 2020 was 0.88%

1D US SOFR - 1 Day SOFR as of October 31, 2020 was 0.09%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Issued with zero coupon.
(c)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of October 31, 2020.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, the aggregate market value of those securities was $45,027,187, representing 24.77% of net assets.

See Notes to Financial Statements.

58 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (9.04%)
Fannie Mae
Series 1993-31, Class PN,
7.000%, 09/25/2023	$244,955	$259,058
Series 1997-22, Class F,
1.713%, 03/25/2027(a)	37,514	37,643
Series 1997-76, Class FO,
1M US L + 0.50%, 09/17/2027(a)	27,722	27,807
Series 1999-58, Class F,
1M US L + 0.40%, 11/18/2029(a)	68,918	68,997
Series 2000-40, Class FA,
1M US L + 0.50%, 07/25/2030(a)	24,144	23,957
Series 2000-45, Class F,
1M US L + 0.45%, 12/25/2030(a)	25,702	25,772
Series 2001-27, Class F,
1M US L + 0.50%, 06/25/2031(a)	19,738	19,807
Series 2001-29, Class Z,
6.500%, 07/25/2031	76,241	88,446
Series 2001-51, Class OD,
6.500%, 10/25/2031	65,074	69,606
Series 2001-52, Class XZ,
6.500%, 10/25/2031	50,815	60,116
Series 2001-59, Class F,
1M US L + 0.60%, 11/25/2031(a)	161,390	162,685
Series 2001-60, Class OF,
1M US L + 0.95%, 10/25/2031(a)	19,965	20,381
Series 2001-63, Class FD,
1M US L + 0.60%, 12/18/2031(a)	23,744	23,897
Series 2001-63, Class TC,
6.000%, 12/25/2031	30,923	35,828
Series 2001-68, Class PH,
6.000%, 12/25/2031	28,031	32,296
Series 2001-71, Class FE,
1M US L + 0.65%, 11/25/2031(a)	115,120	116,208
Series 2001-71, Class FS,
1M US L + 0.60%, 11/25/2031(a)	94,145	93,100
Series 2001-81, Class GE,
6.000%, 01/25/2032	22,856	26,523
Series 2002-11, Class JF,
1M US L + 0.73%, 03/25/2032(a)	70,708	71,586
Series 2002-12, Class FH,
1M US L + 1.05%, 01/25/2032(a)	80,802	82,617
	Principal Amount	Value (Note 2)
Series 2002-13, Class FE,
1M US L + 0.90%, 03/25/2032(a)	$89,150	$90,427
Series 2002-16, Class TM,
7.000%, 04/25/2032	20,983	24,751
Series 2002-17, Class JF,
1M US L + 1.00%, 04/25/2032(a)	41,325	42,219
Series 2002-18, Class FD,
1M US L + 0.80%, 02/25/2032(a)	74,109	75,204
Series 2002-23, Class FA,
1M US L + 0.90%, 04/25/2032(a)	62,989	63,707
Series 2002-34, Class EO,
–%, 05/18/2032(b)	83,424	81,155
Series 2002-36, Class FS,
1M US L + 0.50%, 06/25/2032(a)	76,352	76,551
Series 2002-44, Class FJ,
1M US L + 1.00%, 04/25/2032(a)	114,358	116,829
Series 2002-47, Class FC,
1M US L + 0.60%, 11/25/2031(a)	21,702	21,871
Series 2002-48, Class F,
1M US L + 1.00%, 07/25/2032(a)	70,628	72,169
Series 2002-49, Class FC,
1M US L + 1.00%, 11/18/2031(a)	44,953	45,881
Series 2002-60, Class FV,
1M US L + 1.00%, 04/25/2032(a)	137,817	140,797
Series 2002-63, Class EZ,
6.000%, 10/25/2032	11,518	13,343
Series 2002-68, Class AF,
1M US L + 1.00%, 10/25/2032(a)	31,116	31,796
Series 2002-7, Class FC,
1M US L + 0.75%, 01/25/2032(a)	95,006	96,246
Series 2002-71, Class AQ,
4.000%, 11/25/2032	90,219	97,762
Series 2002-8, Class FA,
1M US L + 0.75%, 03/18/2032(a)	27,551	27,980
Series 2002-80, Class CZ,
4.500%, 09/25/2032	89,780	108,593
Series 2002-9, Class FW,
1M US L + 0.55%, 03/25/2032(a)	22,450	22,351
Series 2002-91, Class F,
1M US L + 0.55%, 01/25/2033(a)	35,292	35,527

59 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2003-107, Class FD,
1M US L + 0.50%, 11/25/2033(a)	$22,680	$22,807
Series 2003-110, Class CK,
3.000%, 11/25/2033	39,242	41,537
Series 2003-116, Class FA,
1M US L + 0.40%, 11/25/2033(a)	46,026	46,173
Series 2003-119, Class ZP,
4.000%, 12/25/2033	29,476	33,123
Series 2003-119, Class FH,
1M US L + 0.50%, 12/25/2033(a)	60,631	61,225
Series 2003-128, Class MF,
1M US L + 0.60%, 01/25/2034(a)	89,632	88,394
Series 2003-131, Class CH,
5.500%, 01/25/2034	145,134	160,529
Series 2003-134, Class FC,
1M US L + 0.60%, 12/25/2032(a)	50,733	51,376
Series 2003-14, Class AN,
3.500%, 03/25/2033	130,746	136,951
Series 2003-19, Class MB,
4.000%, 05/25/2031	59,561	65,522
Series 2003-21, Class OG,
4.000%, 01/25/2033	57,022	61,332
Series 2003-22, Class BZ,
6.000%, 04/25/2033	29,430	33,939
Series 2003-27, Class EK,
5.000%, 04/25/2033	43,549	50,348
Series 2003-30, Class JQ,
5.500%, 04/25/2033	45,281	51,355
Series 2003-32, Class UJ,
5.500%, 05/25/2033	61,370	68,796
Series 2003-41, Class OZ,
3.750%, 05/25/2033	120,349	134,083
Series 2003-42, Class JH,
5.500%, 05/25/2033	128,719	145,135
Series 2003-46, Class PJ,
5.500%, 06/25/2033	58,027	65,265
Series 2003-47, Class PE,
5.750%, 06/25/2033	56,926	64,110
Series 2003-64, Class JK,
3.500%, 07/25/2033	84,745	92,876
Series 2003-64, Class ZC,
5.000%, 07/25/2033	21,560	24,469
Series 2003-71, Class HD,
5.500%, 08/25/2033	230,000	256,595
Series 2003-76, Class EZ,
5.000%, 08/25/2033	224,598	253,189
Series 2003-94, Class CE,
5.000%, 10/25/2033	20,243	22,066
Series 2004-101, Class TB,
5.500%, 01/25/2035	178,636	199,795
	Principal Amount	Value (Note 2)
Series 2004-14, Class QB,
5.250%, 03/25/2034	$192,000	$220,972
Series 2004-17, Class BA,
6.000%, 04/25/2034	112,264	144,842
Series 2004-17, Class DZ,
5.500%, 04/25/2034	46,761	51,822
Series 2004-26, Class CG,
4.500%, 08/25/2033	26,345	27,444
Series 2004-36, Class CB,
5.000%, 05/25/2034	122,163	140,425
Series 2004-36, Class FA,
1M US L + 0.40%, 05/25/2034(a)	48,648	48,922
Series 2004-53, Class FC,
1M US L + 0.45%, 07/25/2034(a)	273,996	268,390
Series 2004-54, Class FL,
1M US L + 0.40%, 07/25/2034(a)	208,728	210,190
Series 2004-60, Class AC,
5.500%, 04/25/2034	108,000	120,773
Series 2004-68, Class LC,
5.000%, 09/25/2029	65,534	72,373
Series 2004-77, Class AY,
4.500%, 10/25/2034	29,243	32,742
Series 2004-82, Class HK,
5.500%, 11/25/2034	80,435	93,938
Series 2004-92, Class TB,
5.500%, 12/25/2034	99,674	111,871
Series 2005-110, Class MP,
5.500%, 12/25/2035	40,704	45,641
Series 2005-120, Class FE,
1M US L + 0.52%, 01/25/2036(a)	35,179	35,576
Series 2005-122, Class PY,
6.000%, 01/25/2036	324,000	381,578
Series 2005-17, Class EX,
5.250%, 03/25/2035	25,000	29,808
Series 2005-17, Class EZ,
4.500%, 03/25/2035	141,483	154,481
Series 2005-22, Class DA,
5.500%, 12/25/2034	14,142	14,401
Series 2005-29, Class ZA,
5.500%, 04/25/2035	98,923	113,568
Series 2005-3, Class CH,
5.250%, 02/25/2035	87,217	97,163
Series 2005-3, Class CP,
5.500%, 10/25/2034	923	909
Series 2005-35, Class DZ,
5.000%, 04/25/2035	235,601	268,032
Series 2005-48, Class TD,
5.500%, 06/25/2035	177,921	201,458
Series 2005-59, Class DF,
1M US L + 0.20%, 05/25/2035(a)	5,921	5,934

60 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2005-62, Class GZ,
5.750%, 07/25/2035	$468,298	$565,396
Series 2005-62, Class ZD,
5.000%, 06/25/2035	107,458	116,555
Series 2005-62, Class JE,
5.000%, 06/25/2035	6,504	6,764
Series 2005-62, Class JC,
5.000%, 05/25/2035	12,159	12,644
Series 2005-64, Class PL,
5.500%, 07/25/2035	119,485	135,060
Series 2005-68, Class PG,
5.500%, 08/25/2035	54,487	62,139
Series 2005-68, Class BE,
5.250%, 08/25/2035	97,000	113,093
Series 2005-68, Class CZ,
5.500%, 08/25/2035	512,834	587,048
Series 2005-69, Class GZ,
4.500%, 08/25/2035	59,112	63,318
Series 2005-7, Class MZ,
4.750%, 02/25/2035	125,337	133,662
Series 2005-70, Class KP,
5.000%, 06/25/2035	55,312	62,541
Series 2005-70, Class NA,
5.500%, 08/25/2035	22,777	25,446
Series 2005-72, Class FB,
1M US L + 0.25%, 08/25/2035(a)	31,083	31,109
Series 2005-79, Class DB,
5.500%, 09/25/2035	86,940	99,862
Series 2005-84, Class XM,
5.750%, 10/25/2035	95,384	108,142
Series 2005-89, Class F,
1M US L + 0.30%, 10/25/2035(a)	22,817	22,383
Series 2005-99, Class ZA,
5.500%, 12/25/2035	102,024	130,713
Series 2005-99, Class FA,
1M US L + 0.30%, 11/25/2035(a)	61,031	61,119
Series 2006-112, Class QC,
5.500%, 11/25/2036	35,305	41,484
Series 2006-114, Class HE,
5.500%, 12/25/2036	145,871	171,183
Series 2006-115, Class EF,
1M US L + 0.36%, 12/25/2036(a)	26,274	25,778
Series 2006-16, Class HZ,
5.500%, 03/25/2036	562,135	633,452
Series 2006-39, Class EF,
1M US L + 0.40%, 05/25/2036(a)	27,468	26,375
Series 2006-46, Class UD,
5.500%, 06/25/2036	33,000	39,500
Series 2006-48, Class DZ,
6.000%, 06/25/2036	75,837	116,769
	Principal Amount	Value (Note 2)
Series 2006-48, Class TF,
1M US L + 0.40%, 06/25/2036(a)	$54,742	$55,098
Series 2006-56, Class F,
1M US L + 0.30%, 07/25/2036(a)	20,686	20,733
Series 2006-63, Class QH,
5.500%, 07/25/2036	51,450	58,692
Series 2006-71, Class ZH,
6.000%, 07/25/2036	73,314	86,981
Series 2006-95, Class FH,
1M US L + 0.45%, 10/25/2036(a)	46,091	45,378
Series 2007-100, Class YF,
1M US L + 0.55%, 10/25/2037(a)	26,261	26,041
Series 2007-109, Class GF,
1M US L + 0.68%, 12/25/2037(a)	82,861	82,568
Series 2007-111, Class FC,
1M US L + 0.60%, 12/25/2037(a)	56,232	56,923
Series 2007-117, Class FM,
1M US L + 0.70%, 01/25/2038(a)	85,064	86,964
Series 2007-12, Class ZA,
6.000%, 03/25/2037	137,463	176,250
Series 2007-14, Class GZ,
5.500%, 03/25/2037	431,738	490,201
Series 2007-30, Class MB,
4.250%, 04/25/2037	108,071	116,597
Series 2007-33, Class HE,
5.500%, 04/25/2037	48,969	55,786
Series 2007-34, Class F,
1M US L + 0.39%, 04/25/2037(a)	43,513	43,793
Series 2007-41, Class FA,
1M US L + 0.40%, 05/25/2037(a)	33,117	33,286
Series 2007-51, Class CP,
5.500%, 06/25/2037	44,515	52,642
Series 2007-51, Class PB,
5.500%, 06/25/2037	32,000	37,115
Series 2007-55, Class PH,
6.000%, 06/25/2047	562,168	650,795
Series 2007-57, Class FA,
1M US L + 0.23%, 06/25/2037(a)	40,843	40,848
Series 2007-6, Class FC,
1M US L + 0.42%, 02/25/2037(a)	54,427	54,745
Series 2007-63, Class FC,
1M US L + 0.35%, 07/25/2037(a)	23,013	23,085
Series 2007-65, Class ZE,
5.500%, 07/25/2037	208,374	227,894

61 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2007-65, Class KF,
1M US L + 0.38%, 07/25/2037(a)	$67,534	$66,292
Series 2007-70, Class FA,
1M US L + 0.35%, 07/25/2037(a)	44,231	43,284
Series 2007-85, Class FL,
1M US L + 0.54%, 09/25/2037(a)	58,090	59,009
Series 2007-85, Class FC,
1M US L + 0.54%, 09/25/2037(a)	158,094	159,671
Series 2007-86, Class FA,
1M US L + 0.45%, 09/25/2037(a)	53,966	54,411
Series 2007-9, Class FB,
1M US L + 0.35%, 03/25/2037(a)	35,510	34,936
Series 2008-18, Class FA,
1M US L + 0.90%, 03/25/2038(a)	201,162	200,453
Series 2008-24, Class WD,
5.500%, 02/25/2038	79,989	96,592
Series 2008-25, Class EF,
1M US L + 0.95%, 04/25/2038(a)	75,968	77,891
Series 2008-46, Class LA,
5.500%, 06/25/2038	18,407	20,653
Series 2008-66, Class FT,
1M US L + 0.95%, 08/25/2038(a)	41,569	42,563
Series 2008-86, Class FC,
1M US L + 1.10%, 12/25/2038(a)	349,451	360,575
Series 2009-10, Class AB,
5.000%, 03/25/2024	103,370	107,412
Series 2009-103, Class FM,
1M US L + 0.70%, 11/25/2039(a)	78,741	79,806
Series 2009-104, Class FA,
1M US L + 0.80%, 12/25/2039(a)	65,808	64,196
Series 2009-11, Class MP,
7.000%, 03/25/2049	202,575	240,928
Series 2009-110, Class FG,
1M US L + 0.75%, 01/25/2040(a)	182,267	185,484
Series 2009-111, Class CY,
5.000%, 03/25/2038	133,000	150,905
Series 2009-3, Class JK,
5.000%, 01/25/2049	15,319	15,370
Series 2009-36, Class MX,
5.000%, 06/25/2039	58,000	69,654
Series 2009-47, Class BN,
4.500%, 07/25/2039	65,786	72,242
	Principal Amount	Value (Note 2)
Series 2009-62, Class WA,
5.571%, 08/25/2039(a)	$111,546	$125,309
Series 2009-68, Class FD,
1M US L + 1.25%, 09/25/2039	78,498	81,420
Series 2009-70, Class CO,
–%, 01/25/2037(b)	123,991	112,962
Series 2009-70, Class FA,
1M US L + 1.20%, 09/25/2039(a)	40,303	40,748
Series 2009-86, Class OT,
–%, 10/25/2037(b)	55,438	50,290
Series 2009-87, Class FG,
1M US L + 0.75%, 11/25/2039(a)	70,818	71,878
Series 2009-90, Class UZ,
4.500%, 11/25/2039	573,643	685,357
Series 2010-1, Class WA,
6.204%, 02/25/2040(a)	34,636	39,540
Series 2010-102, Class HA,
4.000%, 09/25/2050	75,938	82,992
Series 2010-103, Class PJ,
4.500%, 09/25/2040	50,000	56,439
Series 2010-103, Class DZ,
4.500%, 09/25/2040	192,610	240,597
Series 2010-111, Class FC,
1M US L + 0.52%, 10/25/2040(a)	74,958	73,981
Series 2010-118, Class GF,
1M US L + 0.55%, 10/25/2039(a)	107,194	107,738
Series 2010-118, Class LZ,
4.750%, 10/25/2040	59,962	67,859
Series 2010-122, Class JA,
7.000%, 07/25/2040	54,388	61,177
Series 2010-123, Class FL,
1M US L + 0.43%, 11/25/2040(a)	36,801	37,056
Series 2010-123, Class KU,
4.500%, 11/25/2040	228,503	258,840
Series 2010-129, Class PZ,
4.500%, 11/25/2040	102,660	112,715
Series 2010-137, Class XP,
4.500%, 10/25/2040	99,779	101,651
Series 2010-14, Class FJ,
1M US L + 0.60%, 03/25/2040(a)	80,746	81,440
Series 2010-141, Class MN,
4.000%, 12/25/2040	75,000	85,914
Series 2010-141, Class FB,
1M US L + 0.47%, 12/25/2040(a)	68,992	69,688
Series 2010-141, Class AL,
4.000%, 12/25/2040	87,680	92,170

62 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2010-142, Class FM,
1M US L + 0.47%, 12/25/2040(a)	$27,049	$27,330
Series 2010-158, Class KF,
1M US L + 0.50%, 04/25/2040(a)	60,524	60,741
Series 2010-16, Class PL,
5.000%, 03/25/2040	71,000	87,804
Series 2010-37, Class CY,
5.000%, 04/25/2040	64,321	73,557
Series 2010-38, Class KD,
4.500%, 09/25/2039	32,929	33,764
Series 2010-39, Class EF,
1M US L + 0.52%, 06/25/2037(a)	65,732	66,458
Series 2010-45, Class WD,
5.000%, 05/25/2040	173,000	215,699
Series 2010-54, Class LX,
5.000%, 06/25/2040	272,000	310,009
Series 2010-58, Class FY,
1M US L + 0.73%, 06/25/2040(a)	74,133	75,314
Series 2010-64, Class DM,
5.000%, 06/25/2040	83,203	93,905
Series 2010-67, Class BD,
4.500%, 06/25/2040	605,356	688,748
Series 2010-68, Class WB,
4.500%, 07/25/2040	45,000	54,460
Series 2010-68, Class DA,
4.500%, 10/25/2037	80,802	81,353
Series 2010-72, Class NK,
4.000%, 11/25/2039	6,178	6,210
Series 2010-82, Class WZ,
5.000%, 08/25/2040	333,537	412,610
Series 2010-9, Class ME,
5.000%, 02/25/2040	1,167,000	1,390,125
Series 2011-104, Class KH,
2.000%, 03/25/2039	11,876	12,022
Series 2011-114, Class B,
3.500%, 11/25/2041	360,597	390,769
Series 2011-121, Class JP,
4.500%, 12/25/2041	199,579	210,047
Series 2011-130, Class KB,
4.000%, 12/25/2041	97,823	106,815
Series 2011-132, Class PE,
4.500%, 12/25/2041	59,775	66,202
Series 2011-145, Class JA,
4.500%, 12/25/2041	60,001	63,236
Series 2011-15, Class AF,
1M US L + 0.51%, 03/25/2041(a)	39,350	39,727
Series 2011-17, Class PD,
4.000%, 03/25/2041	25,559	26,752
Series 2011-22, Class MA,
6.500%, 04/25/2038	129,361	130,745
	Principal Amount	Value (Note 2)
Series 2011-26, Class PA,
4.500%, 04/25/2041	$180,923	$201,501
Series 2011-27, Class ZD,
2.500%, 09/25/2040	154,989	163,805
Series 2011-3, Class FA,
1M US L + 0.68%, 02/25/2041(a)	301,392	298,276
Series 2011-43, Class B,
3.500%, 05/25/2031	41,782	45,583
Series 2011-45, Class ZA,
4.000%, 05/25/2031	37,995	41,396
Series 2011-47, Class GF,
1M US L + 0.57%, 06/25/2041(a)	151,031	149,176
Series 2011-5, Class PO,
–%, 09/25/2040(b)	18,109	15,342
Series 2011-55, Class BZ,
3.500%, 06/25/2041	300,180	332,782
Series 2011-75, Class HP,
2.500%, 07/25/2040	41,215	41,911
Series 2011-86, Class NF,
1M US L + 0.55%, 09/25/2041(a)	43,286	43,821
Series 2011-86, Class AF,
1M US L + 0.50%, 02/25/2040(a)	64,997	64,807
Series 2011-93, Class ST,
4.000%, 09/25/2041	36,295	39,829
Series 2011-93, Class GA,
4.000%, 04/25/2039	46,326	48,840
Series 2011-96, Class PA,
2.500%, 03/25/2040	187,934	189,104
Series 2012-100, Class DB,
3.000%, 09/25/2042	150,000	161,207
Series 2012-120, Class AH,
2.500%, 02/25/2032	96,928	99,937
Series 2012-128, Class NP,
2.500%, 11/25/2042	24,061	24,012
Series 2012-129, Class HT,
2.000%, 12/25/2032	81,672	80,334
Series 2012-13, Class JP,
4.500%, 02/25/2042	1,176,747	1,246,272
Series 2012-131, Class FG,
1M US L + 0.35%, 09/25/2042(a)	29,266	28,532
Series 2012-137, Class CF,
1M US L + 0.30%, 08/25/2041(a)	76,322	76,156
Series 2012-139, Class GB,
2.500%, 12/25/2042	210,538	210,825
Series 2012-14, Class FL,
1M US L + 0.45%, 12/25/2040(a)	17,503	17,558
Series 2012-14, Class MH,
2.000%, 12/25/2040	65,587	66,625

63 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2012-144, Class JT,
2.500%, 06/25/2042	$19,087	$18,703
Series 2012-149, Class DA,
1.750%, 01/25/2043	54,608	55,566
Series 2012-149, Class KB,
3.000%, 01/25/2043	144,000	151,908
Series 2012-152, Class PB,
3.500%, 01/25/2043	55,000	60,263
Series 2012-33, Class F,
1M US L + 0.52%, 04/25/2042(a)	62,287	61,382
Series 2012-37, Class BF,
1M US L + 0.50%, 12/25/2035(a)	48,415	48,922
Series 2012-46, Class YB,
3.500%, 05/25/2042	100,000	103,436
Series 2012-47, Class HF,
1M US L + 0.40%, 05/25/2027(a)	118,707	118,356
Series 2012-49, Class TG,
2.000%, 07/25/2041	211,156	216,829
Series 2012-50, Class HC,
2.000%, 03/25/2042	119,907	122,328
Series 2012-56, Class UB,
4.000%, 06/25/2042	416,000	463,211
Series 2012-70, Class WC,
3.000%, 07/25/2042	122,000	128,218
Series 2012-80, Class GZ,
3.000%, 08/25/2042	553,613	587,458
Series 2012-82, Class E,
2.000%, 04/25/2042	74,656	77,104
Series 2012-83, Class LD,
2.000%, 04/25/2041	284,568	290,236
Series 2012-83, Class AC,
3.000%, 08/25/2042	50,000	52,029
Series 2012-94, Class KF,
1M US L + 0.35%, 05/25/2038(a)	39,564	39,621
Series 2012-96, Class CB,
1.500%, 04/25/2039	14,195	13,894
Series 2012-99, Class LA,
3.500%, 06/25/2042	991,535	1,010,667
Series 2013-100, Class DH,
3.000%, 09/25/2031	125,213	127,908
Series 2013-101, Class JA,
4.000%, 09/25/2043	20,998	21,299
Series 2013-104, Class CY,
5.000%, 10/25/2043	50,000	61,290
Series 2013-108, Class GU,
3.000%, 10/25/2033	55,000	59,238
Series 2013-114, Class LM,
4.000%, 03/25/2042	300,000	335,105
Series 2013-129, Class WL,
2.000%, 12/25/2027	25,350	25,780
Series 2013-13, Class WA,
2.500%, 07/25/2042	122,629	120,550

	Principal Amount	Value (Note 2)
Series 2013-130, Class FB,
1M US L + 0.45%, 01/25/2044(a)	$79,870	$80,355
Series 2013-136, Class QB,
3.500%, 03/25/2042	300,000	322,540
Series 2013-17, Class YM,
4.000%, 03/25/2033	27,561	30,498
Series 2013-2, Class QF,
1M US L + 0.50%, 02/25/2043(a)	28,209	28,310
Series 2013-35, Class CV,
3.000%, 02/25/2043	100,000	110,083
Series 2013-40, Class KD,
1.750%, 04/25/2042	68,616	68,175
Series 2013-52, Class GM,
5.000%, 06/25/2043	89,000	101,510
Series 2013-53, Class CV,
3.500%, 05/25/2030	100,953	105,709
Series 2013-56, Class HB,
2.500%, 06/25/2043	40,000	39,600
Series 2013-6, Class KJ,
3.000%, 02/25/2043	1,181	1,180
Series 2013-68, Class P,
3.500%, 10/25/2042	272,516	280,019
Series 2013-72, Class YA,
3.000%, 06/25/2033	46,846	46,850
Series 2013-72, Class AF,
1M US L + 0.25%, 11/25/2042(a)	21,892	21,905
Series 2013-9, Class CB,
5.500%, 04/25/2042	20,968	24,187
Series 2014-12, Class GV,
3.500%, 03/25/2027	135,406	141,484
Series 2014-21, Class MA,
2.000%, 09/25/2041	207,414	214,242
Series 2014-26, Class YW,
3.500%, 04/25/2044	50,538	56,736
Series 2014-3, Class BM,
2.500%, 06/25/2043	50,000	52,654
Series 2014-49, Class CA,
3.000%, 08/25/2044	185,189	196,084
Series 2014-73, Class FA,
1M US L + 0.35%, 11/25/2044(a)	29,472	28,844
Series 2014-81, Class GC,
3.000%, 03/25/2038	104,771	108,433
Series 2014-81, Class TM,
2.500%, 04/25/2041	148,585	150,526
Series 2014-88, Class ER,
2.500%, 02/25/2036	56,821	59,175
Series 2015-72, Class PC,
3.000%, 10/25/2043	34,978	35,060
Series 2015-94, Class EP,
3.000%, 07/25/2043	417,238	422,947
Series 2016-27, Class HK,
3.000%, 01/25/2041	466,696	507,359

64 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2016-33, Class LE,
2.500%, 11/25/2033	$77,188	$81,340
Series 2016-48, Class UF,
1M US L + 0.40%, 08/25/2046(a)	108,160	106,014
Series 2016-6, Class YA,
3.000%, 12/25/2045	70,293	70,568
Series 2016-75, Class FC,
1M US L + 0.40%, 10/25/2046(a)	45,982	45,169
Series 2016-8, Class CB,
3.500%, 03/25/2046	525,000	597,301
Series 2016-85, Class BA,
2.500%, 11/25/2046	44,942	44,575
Series 2016-9, Class D,
3.000%, 03/25/2046	65,440	70,090
Series 2016-91, Class CK,
3.000%, 12/25/2046	122,989	123,899
Series 2017-1, Class AP,
3.500%, 05/25/2043	313,294	317,112
Series 2017-10, Class FA,
1M US L + 0.40%, 03/25/2047(a)	50,282	50,544
Series 2017-15, Class PE,
3.500%, 04/25/2046	84,732	89,195
Series 2017-15, Class MA,
3.000%, 02/25/2042	295,891	298,469
Series 2017-16, Class JA,
3.000%, 02/25/2043	102,370	103,356
Series 2017-35, Class AH,
3.500%, 04/25/2053	54,763	56,476
Series 2017-38, Class JA,
3.000%, 03/25/2047	320,518	335,416
Series 2017-4, Class CA,
3.500%, 06/25/2042	396,605	399,770
Series 2017-4, Class AH,
3.000%, 05/25/2041	123,233	124,551
Series 2017-40, Class GL,
3.500%, 03/25/2043	46,600	46,962
Series 2017-46, Class AB,
3.500%, 07/25/2049	112,212	114,746
Series 2017-56, Class BA,
3.000%, 03/25/2045	222,206	229,744
Series 2017-59, Class DC,
3.500%, 05/25/2044	114,356	117,356
Series 2017-9, Class GB,
3.000%, 05/25/2039	16,004	15,999
Series 2018-16, Class HA,
3.000%, 07/25/2043	144,133	146,099
Series 2018-38, Class PA,
3.500%, 06/25/2047	61,140	64,019
Series 2018-39, Class FG,
1M US L + 0.25%, 11/25/2033(a)	182,344	182,200
Series 2018-41, Class PZ,
4.000%, 06/25/2048	860,128	1,024,378
	Principal Amount	Value (Note 2)
Series 2018-43, Class FE,
1M US L + 0.25%, 09/25/2038(a)	$65,391	$63,871
Series 2018-45, Class GA,
3.000%, 06/25/2048	129,052	134,572
Series 2018-45, Class DA,
3.500%, 06/25/2042	645,438	645,260
Series 2018-56, Class CH,
3.000%, 08/25/2048	100,245	104,971
Series 2018-60, Class KL,
4.000%, 08/25/2048	96,000	111,751
Series 2018-83, Class LH,
4.000%, 11/25/2048	76,265	79,756
Series 2018-84, Class DA,
3.500%, 10/25/2043	273,784	275,605
Series 2018-94, Class KD,
3.500%, 12/25/2048	91,961	96,895
Series 2019-10, Class MA,
3.000%, 03/25/2049	277,520	290,291
Series 2019-13, Class MH,
3.000%, 03/25/2049	1,169,838	1,215,926
Series 2019-55, Class MQ,
3.500%, 10/25/2049	2,516,652	2,625,783
Series 2019-60, Class BF,
1M US L + 0.45%, 10/25/2049(a)	47,771	47,991
Series 2019-65, Class HA,
2.500%, 11/25/2049	469,666	484,084
		45,659,673
Freddie Mac
Series 1994-1665, Class KZ,
6.500%, 01/15/2024	6,923	7,421
Series 1996-1863, Class Z,
6.500%, 07/15/2026	15,359	16,391
Series 1997-1935, Class FK,
1M US L + 0.70%, 02/15/2027(a)	20,797	20,944
Series 1997-1980, Class Z,
7.000%, 07/15/2027	22,877	26,170
Series 1998-2034, Class Z,
6.500%, 02/15/2028	27,194	30,041
Series 1998-2035, Class PC,
6.950%, 03/15/2028	8,296	9,412
Series 1998-2053, Class Z,
6.500%, 04/15/2028	27,623	31,008
Series 1998-2060, Class Z,
6.500%, 05/15/2028	15,575	17,768
Series 1998-2079, Class FA,
1M US L + 0.50%, 07/17/2028(a)	8,020	8,034
Series 1998-2095, Class PE,
6.000%, 11/15/2028	29,127	32,922
Series 1998-2102, Class Z,
6.000%, 12/15/2028	62,821	71,090

65 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 1999-2115, Class FB,
1M US L + 0.45%, 01/15/2029(a)	$54,758	$54,864
Series 1999-2126, Class CB,
6.250%, 02/15/2029	42,837	47,852
Series 1999-2137, Class TH,
6.500%, 03/15/2029	10,009	11,449
Series 1999-2154, Class PL,
6.500%, 05/15/2029	46,087	53,077
Series 2000-2224, Class CB,
8.000%, 03/15/2030	8,483	10,227
Series 2001-2274, Class ZM,
6.500%, 01/15/2031	17,699	19,869
Series 2001-2279, Class Z,
6.000%, 01/15/2031	20,073	22,304
Series 2001-2320, Class FI,
1M US L + 0.50%, 09/15/2029(a)	51,120	51,320
Series 2001-2322, Class FV,
1M US L + 0.50%, 06/15/2030(a)	39,581	39,019
Series 2001-2324, Class PZ,
6.500%, 06/15/2031	189,271	223,984
Series 2001-2334, Class KB,
6.500%, 05/15/2028	146,665	165,844
Series 2001-2341, Class FP,
1M US L + 0.90%, 07/15/2031(a)	49,402	50,276
Series 2001-2367, Class FA,
1M US L + 0.525%, 06/15/2031(a)	45,796	46,037
Series 2001-2372, Class F,
1M US L + 0.50%, 10/15/2031(a)	39,318	39,457
Series 2001-2388, Class FR,
1M US L + 0.65%, 06/15/2031(a)	30,470	30,753
Series 2001-2388, Class FB,
1M US L + 0.60%, 01/15/2029(a)	35,934	36,167
Series 2001-2391, Class HF,
1M US L + 0.55%, 06/15/2031(a)	15,715	15,810
Series 2001-2396, Class FM,
1M US L + 0.45%, 12/15/2031(a)	70,631	70,767
Series 2001-2396, Class FN,
1M US L + 0.65%, 12/15/2031(a)	156,040	158,229
Series 2002-2411, Class F,
1M US L + 0.55%, 02/15/2032(a)	38,990	38,986
Series 2002-2412, Class OF,
1M US L + 0.95%, 12/15/2031(a)	49,983	50,627
	Principal Amount	Value (Note 2)
Series 2002-2417, Class FY,
1M US L + 0.60%, 12/15/2031(a)	$15,576	$15,318
Series 2002-2424, Class FY,
1M US L + 0.45%, 03/15/2032(a)	77,192	77,409
Series 2002-2430, Class WF,
6.500%, 03/15/2032	14,243	16,931
Series 2002-2433, Class FA,
1M US L + 0.95%, 02/15/2032(a)	58,306	59,558
Series 2002-2460, Class FA,
1M US L + 1.00%, 03/15/2032(a)	104,933	107,171
Series 2002-2466, Class FV,
1M US L + 0.55%, 03/15/2032(a)	99,257	99,890
Series 2002-2470, Class EF,
1M US L + 1.00%, 03/15/2032(a)	112,493	114,892
Series 2002-2478, Class FD,
1M US L + 1.00%, 02/15/2032(a)	32,093	32,781
Series 2002-2481, Class FE,
1M US L + 1.00%, 03/15/2032(a)	31,787	32,464
Series 2002-2488, Class FU,
1M US L + 0.60%, 03/15/2032(a)	95,461	94,887
Series 2002-2494, Class F,
1M US L + 1.05%, 06/15/2031(a)	60,838	62,178
Series 2002-2495, Class ZB,
4.500%, 09/15/2032	56,323	62,394
Series 2002-2510, Class FE,
1M US L + 0.40%, 10/15/2032(a)	55,276	55,314
Series 2002-2513, Class AF,
1M US L + 1.00%, 02/15/2032(a)	70,316	71,825
Series 2002-2516, Class FD,
1M US L + 1.00%, 02/15/2032(a)	81,522	83,271
Series 2002-2517, Class FR,
1M US L + 0.35%, 10/15/2032(a)	21,594	21,586
Series 2002-2524, Class DH,
6.000%, 11/15/2032	27,000	32,341
Series 2002-2535, Class AW,
5.500%, 12/15/2032	18,609	21,168
Series 2002-2538, Class F,
1M US L + 0.60%, 12/15/2032(a)	243,313	246,553
Series 2002-2541, Class BL,
5.500%, 12/15/2032	70,000	79,685

66 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2003-2554, Class MN,
5.500%, 01/15/2033	$78,400	$88,543
Series 2003-2557, Class HL,
5.300%, 01/15/2033	160,010	180,681
Series 2003-2557, Class NU,
5.250%, 03/15/2032	83,350	94,462
Series 2003-2557, Class WF,
1M US L + 0.40%, 01/15/2033(a)	47,947	48,012
Series 2003-2568, Class D,
5.500%, 02/15/2033	51,027	55,231
Series 2003-2571, Class FY,
1M US L + 0.75%, 12/15/2032(a)	34,693	35,281
Series 2003-2587, Class FW,
1M US L + 0.47%, 03/15/2033(a)	91,695	92,047
Series 2003-2590, Class OZ,
4.000%, 03/15/2033	232,083	260,638
Series 2003-2590, Class QY,
3.750%, 04/15/2028	21,672	22,628
Series 2003-2614, Class FV,
1M US L + 1.50%, 05/15/2033(a)	372,600	384,609
Series 2003-2624, Class QH,
5.000%, 06/15/2033	22,565	25,405
Series 2003-2626, Class ZX,
5.000%, 06/15/2033	179,296	221,343
Series 2003-2627, Class CN,
5.000%, 06/15/2033	61,081	68,811
Series 2003-2631, Class DB,
5.000%, 06/15/2033	108,000	128,135
Series 2003-2647, Class A,
3.250%, 04/15/2032	106,745	114,237
Series 2003-2648, Class WZ,
5.000%, 07/15/2033	236,483	285,776
Series 2003-2668, Class LH,
5.000%, 09/15/2033	29,781	33,679
Series 2003-2707, Class FH,
1M US L + 0.65%, 04/15/2032(a)	60,630	61,300
Series 2003-2717, Class LH,
5.500%, 12/15/2033	9,428	10,738
Series 2003-2725, Class TA,
4.500%, 12/15/2033	97,000	113,063
Series 2004-2750, Class TC,
5.250%, 02/15/2034	16,193	17,802
Series 2004-2768, Class PW,
4.250%, 03/15/2034	208,166	226,731
Series 2004-2802, Class OH,
6.000%, 05/15/2034	38,920	43,625
Series 2004-2835, Class KZ,
5.500%, 08/15/2034	63,857	74,567
Series 2004-2893, Class PE,
5.000%, 11/15/2034	22,163	25,309
	Principal Amount	Value (Note 2)
Series 2004-2901, Class KB,
5.000%, 12/15/2034	$61,597	$68,831
Series 2005-2927, Class EZ,
5.500%, 02/15/2035	56,490	60,945
Series 2005-2929, Class PG,
5.000%, 02/15/2035	44,960	51,218
Series 2005-2933, Class HD,
5.500%, 02/15/2035	57,752	65,092
Series 2005-2953, Class PG,
5.500%, 03/15/2035	31,373	36,786
Series 2005-2962, Class KF,
1M US L + 0.20%, 04/15/2035(a)	27,617	27,601
Series 2005-2980, Class QA,
6.000%, 05/15/2035	61,641	71,429
Series 2005-2996, Class GX,
5.500%, 06/15/2035	72,000	84,747
Series 2005-3012, Class ZE,
5.750%, 08/15/2035	45,868	53,671
Series 2005-3028, Class ZE,
5.500%, 09/15/2035	755,899	864,805
Series 2005-3028, Class FM,
1M US L + 0.25%, 09/15/2035(a)	20,787	20,792
Series 2005-3028, Class PG,
5.500%, 09/15/2035	27,715	31,435
Series 2005-3033, Class WY,
5.500%, 09/15/2035	83,024	94,572
Series 2005-3036, Class NE,
5.000%, 09/15/2035	177,886	204,620
Series 2005-3042, Class PZ,
5.750%, 09/15/2035	135,405	176,045
Series 2005-3052, Class WH,
5.500%, 10/15/2035	20,690	23,639
Series 2005-3059, Class ZM,
5.000%, 02/15/2035	149,751	169,023
Series 2005-3070, Class FT,
1M US L + 0.35%, 11/15/2035(a)	30,237	30,416
Series 2005-3072, Class NF,
1M US L + 0.50%, 11/15/2035(a)	59,913	59,022
Series 2005-3085, Class FE,
1M US L + 0.80%, 08/15/2035(a)	76,839	78,485
Series 2006-3098, Class PG,
5.000%, 01/15/2036	116,538	133,633
Series 2006-3122, Class OH,
–%, 03/15/2036(b)	22,872	21,557
Series 2006-3123, Class HT,
5.000%, 03/15/2026	57,543	61,425
Series 2006-3136, Class KF,
1M US L + 0.30%, 04/15/2036(a)	42,644	42,738
Series 2006-3137, Class XP,
6.000%, 04/15/2036	31,776	37,753

67 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2006-3143, Class BC,
5.500%, 02/15/2036	$153,462	$179,432
Series 2006-3145, Class FN,
1M US L + 0.43%, 04/15/2036(a)	20,736	20,881
Series 2006-3148, Class CY,
6.000%, 04/15/2036	30,177	35,142
Series 2006-3153, Class UG,
1M US L + 0.45%, 05/15/2036(a)	34,043	34,379
Series 2006-3154, Class PN,
5.500%, 05/15/2036	102,669	118,154
Series 2006-3201, Class FL,
1M US L + 0.60%, 08/15/2036(a)	137,886	136,235
Series 2006-3202, Class HF,
1M US L + 0.35%, 08/15/2036(a)	70,227	70,583
Series 2006-3204, Class ZM,
5.000%, 08/15/2034	163,243	185,925
Series 2006-3206, Class FE,
1M US L + 0.40%, 08/15/2036(a)	73,922	72,633
Series 2006-3236, Class EF,
1M US L + 0.30%, 11/15/2036(a)	19,615	19,200
Series 2006-3237, Class CD,
5.500%, 09/15/2036	148,000	165,712
Series 2006-3237, Class CE,
5.500%, 11/15/2036	59,000	74,278
Series 2006-3249, Class CB,
4.250%, 12/15/2036	450,122	505,633
Series 2007-3262, Class FT,
1M US L + 0.27%, 01/15/2037(a)	77,554	75,659
Series 2007-3279, Class FB,
1M US L + 0.32%, 02/15/2037(a)	117,953	115,450
Series 2007-3284, Class AZ,
4.500%, 03/15/2037	84,085	90,659
Series 2007-3301, Class FY,
1M US L + 0.42%, 04/15/2037(a)	34,879	35,148
Series 2007-3311, Class DF,
1M US L + 0.34%, 05/15/2037(a)	172,574	173,191
Series 2007-3312, Class PA,
5.500%, 05/15/2037	20,342	23,455
Series 2007-3316, Class FB,
1M US L + 0.30%, 08/15/2035(a)	54,489	53,427
Series 2007-3349, Class HG,
5.500%, 07/15/2037	29,488	34,240
Series 2007-3361, Class AF,
1M US L + 0.35%, 11/15/2036(a)	120,004	117,621
	Principal Amount	Value (Note 2)
Series 2007-3367, Class YF,
1M US L + 0.55%, 09/15/2037(a)	$25,586	$25,271
Series 2007-3368, Class AF,
1M US L + 0.72%, 09/15/2037(a)	98,965	100,493
Series 2007-3378, Class FA,
1M US L + 0.58%, 06/15/2037(a)	48,595	49,202
Series 2007-3380, Class FM,
1M US L + 0.59%, 10/15/2037(a)	33,462	33,880
Series 2007-3382, Class FL,
1M US L + 0.70%, 11/15/2037(a)	145,242	144,692
Series 2007-3382, Class FG,
1M US L + 0.60%, 11/15/2037(a)	53,829	54,574
Series 2007-3387, Class PF,
1M US L + 0.42%, 11/15/2037(a)	44,201	44,537
Series 2007-3388, Class FJ,
1M US L + 0.70%, 11/15/2037(a)	193,184	196,413
Series 2008-3404, Class DC,
5.500%, 01/15/2038	72,000	84,746
Series 2008-3405, Class PE,
5.000%, 01/15/2038	83,785	96,912
Series 2008-3409, Class DB,
6.000%, 01/15/2038	301,238	348,623
Series 2008-3411, Class FL,
1M US L + 0.70%, 02/15/2038(a)	36,894	36,781
Series 2008-3415, Class PC,
5.000%, 12/15/2037	50,647	56,783
Series 2008-3415, Class TF,
1M US L + 0.74%, 08/15/2035(a)	79,001	80,571
Series 2008-3415, Class DF,
1M US L + 0.70%, 08/15/2035(a)	159,503	158,379
Series 2008-3469, Class CF,
1M US L + 0.79%, 07/15/2038(a)	109,543	107,103
Series 2009-3536, Class FM,
1M US L + 1.00%, 05/15/2039(a)	41,772	42,945
Series 2009-3539, Class B,
4.500%, 06/15/2029	44,000	49,420
Series 2009-3545, Class FA,
1M US L + 0.85%, 06/15/2039(a)	141,009	140,494
Series 2009-3548, Class ZE,
5.500%, 12/15/2032	87,070	101,088

68 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2009-3549, Class FA,
1M US L + 1.20%, 07/15/2039(a)	$31,974	$32,351
Series 2009-3564, Class NB,
5.000%, 08/15/2039	329,000	382,484
Series 2009-3574, Class D,
5.000%, 09/15/2039	127,215	145,521
Series 2009-3584, Class FA,
1M US L + 0.70%, 12/15/2036(a)	46,586	47,398
Series 2009-3587, Class DA,
4.500%, 10/15/2039	223,721	245,041
Series 2009-3604, Class PO,
–%, 05/15/2036(b)	110,362	100,914
Series 2009-3605, Class BF,
1M US L + 0.86%, 11/15/2039(a)	217,973	223,396
Series 2009-3611, Class FH,
1M US L + 0.75%, 07/15/2034(a)	19,947	20,338
Series 2010-3620, Class EL,
4.000%, 01/15/2030	48,737	52,571
Series 2010-3626, Class ME,
5.000%, 01/15/2040	372,000	436,986
Series 2010-3631, Class PA,
4.000%, 02/15/2040	201,288	221,228
Series 2010-3653, Class B,
4.500%, 04/15/2030	127,606	140,459
Series 2010-3662, Class PJ,
5.000%, 04/15/2040	134,075	153,752
Series 2010-3664, Class DA,
4.000%, 11/15/2037	174,581	184,673
Series 2010-3704, Class DC,
4.000%, 11/15/2036	99,350	102,945
Series 2010-3737, Class GB,
4.500%, 04/15/2039	96,489	100,626
Series 2010-3747, Class CY,
4.500%, 10/15/2040	400,000	461,518
Series 2010-3762, Class WP,
4.000%, 12/15/2039	43,536	46,130
Series 2010-3770, Class JZ,
4.000%, 12/15/2040	10,336,984	11,661,937
Series 2010-3770, Class GA,
4.500%, 10/15/2040	369,404	436,801
Series 2011-3790, Class AP,
4.500%, 01/15/2037	4,101	4,120
Series 2011-3792, Class DF,
1M US L + 0.40%, 11/15/2040(a)	46,673	46,414
Series 2011-3798, Class PJ,
4.000%, 01/15/2041	97,445	107,032
Series 2011-3799, Class GK,
2.750%, 01/15/2021	32	32
Series 2011-3800, Class AF,
1M US L + 0.50%, 02/15/2041(a)	33,433	33,783
	Principal Amount	Value (Note 2)
Series 2011-3819, Class ZQ,
6.000%, 04/15/2036	$27,170	$32,307
Series 2011-3822, Class FY,
1M US L + 0.40%, 02/15/2033(a)	25,209	25,382
Series 2011-3830, Class NB,
4.500%, 02/15/2039	98,810	103,425
Series 2011-3843, Class FE,
1M US L + 0.55%, 04/15/2041(a)	75,564	76,526
Series 2011-3843, Class PZ,
5.000%, 04/15/2041	610,443	736,851
Series 2011-3852, Class QN,
27.21053% -1M US L%, 05/15/2041(a)	96,369	104,895
Series 2011-3852, Class TP,
27.50% -1M US L%, 05/15/2041(a)	57,625	63,751
Series 2011-3857, Class ZP,
5.000%, 05/15/2041	892,575	1,101,332
Series 2011-3891, Class BF,
1M US L + 0.55%, 07/15/2041(a)	67,035	67,770
Series 2011-3905, Class BZ,
3.000%, 08/15/2041	157,929	173,671
Series 2011-3910, Class JG,
2.750%, 12/15/2037	66,511	67,304
Series 2011-3919, Class DL,
4.000%, 08/15/2030	298,000	339,075
Series 2011-3919, Class BD,
2.500%, 08/15/2039	50,169	50,440
Series 2011-3919, Class AF,
1M US L + 0.35%, 03/15/2030(a)	7,659	7,660
Series 2011-3935, Class JZ,
4.500%, 10/15/2041	957,329	1,151,960
Series 2011-3939, Class BZ,
4.500%, 06/15/2041	1,211,010	1,283,050
Series 2011-3951, Class JB,
4.000%, 08/15/2041	43,590	44,341
Series 2011-3958, Class PJ,
4.500%, 09/15/2041	356,083	371,815
Series 2011-3959, Class MB,
4.500%, 11/15/2041	44,199	55,088
Series 2011-3962, Class FB,
1M US L + 0.50%, 10/15/2039(a)	34,805	34,898
Series 2011-3963, Class JB,
4.500%, 11/15/2041	150,000	167,032
Series 2011-3969, Class JP,
4.500%, 09/15/2041	108,984	116,566
Series 2011-3970, Class HA,
3.000%, 02/15/2026	14,576	14,662
Series 2011-3976, Class A,
3.500%, 08/15/2029	35,489	35,542

69 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2012-3979, Class GA,
3.500%, 05/15/2030	$35,232	$35,748
Series 2012-3984, Class DF,
1M US L + 0.55%, 01/15/2042(a)	66,832	66,059
Series 2012-3989, Class JW,
3.500%, 01/15/2042	255,000	282,836
Series 2012-3997, Class EB,
3.500%, 12/15/2041	94,654	101,510
Series 2012-3997, Class EC,
3.500%, 02/15/2042	124,000	135,121
Series 2012-3997, Class FQ,
1M US L + 0.50%, 02/15/2042(a)	73,548	74,157
Series 2012-4001, Class FM,
1M US L + 0.50%, 02/15/2042(a)	48,509	47,745
Series 2012-4011, Class DB,
4.000%, 09/15/2041	251,476	282,601
Series 2012-4012, Class GC,
3.500%, 06/15/2040	46,000	48,663
Series 2012-4012, Class GJ,
2.500%, 06/15/2038	38,219	38,444
Series 2012-4012, Class NF,
1M US L + 0.45%, 12/15/2038(a)	21,916	21,980
Series 2012-4020, Class PG,
2.500%, 03/15/2027	23,488	24,377
Series 2012-4037, Class CA,
3.000%, 04/15/2027	62,673	68,359
Series 2012-4039, Class LT,
3.500%, 05/15/2042	113,000	119,541
Series 2012-4050, Class ND,
2.500%, 09/15/2041	105,769	108,752
Series 2012-4062, Class MZ,
3.500%, 06/15/2042	133,809	140,041
Series 2012-4064, Class AY,
3.000%, 06/15/2027	48,000	52,297
Series 2012-4068, Class PE,
3.000%, 06/15/2042	224,000	244,731
Series 2012-4075, Class PB,
3.000%, 07/15/2042	42,000	46,312
Series 2012-4076, Class MV,
3.000%, 04/15/2031	69,000	73,813
Series 2012-4094, Class CW,
2.000%, 08/15/2042	589,476	609,644
Series 2012-4097, Class CU,
1.500%, 08/15/2027	25,000	24,914
Series 2012-4097, Class UF,
1M US L + 0.35%, 08/15/2032(a)	79,661	79,408
Series 2012-4102, Class DA,
3.000%, 08/15/2041	65,200	64,380
Series 2012-4104, Class AJ,
1.500%, 09/15/2027	52,286	53,345
	Principal Amount	Value (Note 2)
Series 2012-4120, Class TC,
1.500%, 10/15/2027	$18,292	$18,528
Series 2012-4122, Class BA,
3.060%, 05/15/2040	265,636	277,362
Series 2012-4141, Class PL,
2.500%, 12/15/2042	100,000	90,860
Series 2013-4160, Class HB,
2.500%, 12/15/2032	49,142	50,948
Series 2013-4170, Class FW,
1M US L + 0.95%, 01/15/2033(a)	54,696	55,159
Series 2013-4176, Class YD,
3.000%, 03/15/2043	50,000	51,546
Series 2013-4185, Class PB,
3.000%, 03/15/2043	450,000	490,274
Series 2013-4203, Class DJ,
2.500%, 04/15/2033	94,893	96,831
Series 2013-4218, Class DG,
2.500%, 07/15/2042	295,153	306,672
Series 2013-4220, Class EH,
2.500%, 06/15/2028	86,411	89,430
Series 2013-4231, Class FD,
1M US L + 0.35%, 10/15/2032(a)	27,155	26,839
Series 2013-4257, Class A,
2.500%, 10/15/2027	76,068	77,948
Series 2013-4259, Class MG,
3.000%, 08/15/2041	90,961	93,348
Series 2013-4265, Class FD,
1M US L + 0.40%, 01/15/2035(a)	104,046	104,675
Series 2014-4293, Class NM,
4.500%, 06/15/2043	56,892	61,537
Series 2014-4294, Class PF,
1M US L + 0.40%, 01/15/2044(a)	27,909	28,074
Series 2014-4301, Class U,
3.500%, 07/15/2032	146,986	155,290
Series 2014-4320, Class AP,
3.500%, 07/15/2039	215,210	234,076
Series 2014-4324, Class AY,
3.000%, 04/15/2029	568,738	621,219
Series 2014-4333, Class PB,
2.500%, 10/15/2043	66,674	67,899
Series 2014-4337, Class VJ,
3.500%, 06/15/2027	33,789	34,714
Series 2014-4374, Class NC,
3.750%, 02/15/2046	13,090	13,091
Series 2015-4459, Class CA,
5.000%, 12/15/2034	46,012	50,692
Series 2015-4491, Class B,
3.000%, 08/15/2040	435,844	438,337
Series 2016-4555, Class CP,
3.000%, 04/15/2045	1,317,750	1,393,481
Series 2016-4590, Class AK,
3.500%, 08/15/2027	92,520	99,130

70 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2016-4594, Class JD,
3.000%, 12/15/2042	$31,000	$31,326
Series 2016-4604, Class CG,
2.500%, 06/15/2046	18,222	17,731
Series 2016-4639, Class HZ,
3.250%, 04/15/2053(c)	473,788	522,084
Series 2017-4734, Class A,
3.000%, 07/15/2042	203,860	204,903
Series 2018-4753, Class EP,
3.500%, 12/15/2047	884,390	888,107
Series 2018-4763, Class DN,
4.000%, 01/15/2043	290,889	293,191
Series 2018-4766, Class GD,
3.500%, 03/15/2044	15,488	15,721
Series 2018-4767, Class Z,
3.000%, 12/15/2047	33,579	35,154
Series 2018-4778, Class ED,
3.500%, 10/15/2042	62,636	63,021
Series 2018-4784, Class BP,
3.500%, 04/15/2048	80,457	80,589
Series 2018-4784, Class EA,
4.500%, 11/15/2042	116,698	117,285
Series 2018-4794, Class DC,
4.250%, 08/15/2044	38,669	39,024
Series 2018-4821, Class HA,
4.500%, 03/15/2043	154,719	154,807
Series 2018-4821, Class VA,
4.000%, 10/15/2029	125,843	133,536
Series 2018-4830, Class DA,
4.500%, 11/15/2044	150,668	152,168
Series 2018-4846, Class PA,
4.000%, 06/15/2047	66,448	69,106
Series 2018-4848, Class WA,
4.000%, 07/15/2044	549,730	551,924
Series 2019-4863, Class AJ,
3.500%, 07/15/2038	84,333	89,604
Series 2019-4868, Class A,
4.000%, 07/15/2044	23,125	23,117
Series 3588, Class CW,
2.540%, 10/25/2037	526,459	542,609
		45,980,150
Ginnie Mae
Series 2002-72, Class FB,
1M US L + 0.40%, 10/20/2032(a)	56,606	56,528
Series 2003-23, Class F,
1M US L + 0.45%, 12/16/2029(a)	60,227	60,328
Series 2003-25, Class FC,
1M US L + 0.40%, 08/26/2023(a)	190,572	190,881
Series 2003-42, Class FE,
1M US L + 0.40%, 01/16/2030(a)	36,729	36,750
	Principal Amount	Value (Note 2)
Series 2003-98, Class FY,
1M US L + 0.35%, 09/20/2033(a)	$80,524	$80,621
Series 2004-1, Class TE,
5.000%, 06/20/2033	43,237	47,387
Series 2004-15, Class AY,
5.500%, 02/20/2034	138,183	147,652
Series 2004-26, Class ED,
5.500%, 04/16/2034	102,010	113,086
Series 2004-34, Class QL,
5.500%, 05/16/2034	64,000	75,597
Series 2004-55, Class MC,
5.500%, 07/20/2034	54,752	61,037
Series 2004-7, Class Z,
5.500%, 01/16/2034	1,253,573	1,467,364
Series 2004-87, Class BC,
4.500%, 10/20/2034	24,606	26,347
Series 2005-11, Class PL,
5.000%, 02/20/2035	56,113	61,887
Series 2005-13, Class AE,
5.000%, 09/20/2034	11,857	11,943
Series 2005-13, Class NB,
5.000%, 02/20/2035	20,908	22,998
Series 2005-13, Class BE,
5.000%, 09/20/2034	3,209	3,220
Series 2005-13, Class BG,
5.000%, 02/20/2035	261,000	288,146
Series 2005-3, Class QB,
5.000%, 01/16/2035	174,321	192,275
Series 2005-3, Class JM,
4.750%, 01/20/2035	103,974	115,622
Series 2005-3, Class OC,
5.000%, 01/20/2035	229,000	251,496
Series 2005-3, Class JL,
5.000%, 12/16/2034	200,000	220,212
Series 2005-45, Class BF,
1M US L + 0.30%, 06/20/2035(a)	60,840	59,348
Series 2005-49, Class B,
5.500%, 06/20/2035	82,940	92,912
Series 2005-51, Class DC,
5.000%, 07/20/2035	208,464	230,535
Series 2005-56, Class JA,
5.000%, 05/17/2035	25,854	28,996
Series 2005-56, Class BD,
5.000%, 07/20/2035	68,112	77,801
Series 2005-69, Class WD,
5.000%, 05/18/2035	88,016	95,975
Series 2005-73, Class PH,
5.000%, 09/20/2035	162,000	178,166
Series 2005-92, Class PB,
6.000%, 12/20/2035	66,745	77,749
Series 2006-10, Class PB,
5.500%, 03/20/2036	75,927	87,539
Series 2006-33, Class NA,
5.000%, 01/20/2036	17,279	17,271

71 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2006-38, Class OH,
6.500%, 08/20/2036	$28,000	$34,746
Series 2007-18, Class PH,
5.500%, 03/20/2035	137,000	162,019
Series 2007-18, Class B,
5.500%, 05/20/2035	103,603	117,287
Series 2007-35, Class TE,
6.000%, 06/20/2037	187,167	217,822
Series 2007-35, Class NE,
6.000%, 06/16/2037	78,223	91,309
Series 2007-40, Class FY,
1M US L + 0.33%, 07/16/2037(a)	64,422	63,727
Series 2007-44, Class PH,
6.000%, 07/20/2037	139,754	158,678
Series 2007-6, Class LE,
5.500%, 02/20/2037	66,459	75,489
Series 2007-7, Class PG,
5.000%, 02/16/2037	46,301	51,056
Series 2007-79, Class FC,
1M US L + 0.44%, 12/20/2037(a)	205,784	201,693
Series 2008-13, Class FB,
1M US L + 0.50%, 02/20/2038(a)	42,306	41,586
Series 2008-20, Class CE,
5.500%, 06/16/2037	100,000	115,903
Series 2008-31, Class PC,
5.500%, 04/20/2038	48,865	54,702
Series 2008-33, Class PB,
5.500%, 04/20/2038	69,257	79,116
Series 2008-37, Class L,
6.000%, 04/20/2038	66,173	76,642
Series 2008-38, Class PL,
5.500%, 05/20/2038	100,129	112,281
Series 2008-38, Class PN,
5.500%, 05/20/2038	70,825	81,290
Series 2008-38, Class BG,
5.000%, 05/16/2038	62,446	68,368
Series 2008-40, Class PL,
5.250%, 05/16/2038	100,000	123,932
Series 2008-41, Class PE,
5.500%, 05/20/2038	98,439	110,562
Series 2008-47, Class ML,
5.250%, 06/16/2038	44,934	50,206
Series 2008-49, Class PB,
4.750%, 06/20/2038	49,257	54,651
Series 2008-50, Class KB,
6.000%, 06/20/2038	250,743	286,021
Series 2008-51, Class PH,
5.250%, 06/20/2038	81,913	92,351
Series 2008-51, Class FG,
1M US L + 0.77%, 06/16/2038(a)	88,356	87,569
Series 2008-55, Class PL,
5.500%, 06/20/2038	45,944	52,127
	Principal Amount	Value (Note 2)
Series 2008-58, Class PE,
5.500%, 07/16/2038	$23,658	$27,070
Series 2008-60, Class JN,
5.500%, 07/20/2038	164,919	186,524
Series 2008-65, Class PG,
6.000%, 08/20/2038	129,595	149,241
Series 2008-66, Class FN,
1M US L + 0.95%, 08/20/2038(a)	88,855	90,504
Series 2008-7, Class PQ,
5.000%, 02/20/2038	130,000	143,332
Series 2008-76, Class QE,
5.750%, 09/20/2038	58,000	69,377
Series 2008-77, Class FC,
1M US L + 0.70%, 09/20/2038(a)	83,756	84,722
Series 2008-85, Class PG,
5.250%, 10/20/2038	58,334	61,749
Series 2008-89, Class JC,
5.500%, 08/20/2038	71,121	79,722
Series 2008-89, Class JD,
6.000%, 08/20/2038	29,017	32,942
Series 2008-9, Class FA,
1M US L + 0.50%, 02/20/2038(a)	29,319	29,511
Series 2009-1, Class FA,
1M US L + 1.05%, 01/20/2039(a)	77,262	78,976
Series 2009-10, Class NB,
5.000%, 02/16/2039	118,677	131,623
Series 2009-10, Class PH,
4.500%, 02/20/2039	30,000	33,806
Series 2009-118, Class PY,
5.000%, 12/16/2039	39,936	45,569
Series 2009-12, Class NB,
5.000%, 03/20/2039	99,566	112,285
Series 2009-13, Class E,
4.500%, 03/16/2039	159,537	176,655
Series 2009-15, Class FM,
1M US L + 1.04%, 03/20/2039(a)	102,084	104,054
Series 2009-24, Class WB,
5.000%, 03/20/2039	188,069	211,886
Series 2009-40, Class AD,
4.500%, 06/20/2039	283,000	329,422
Series 2009-47, Class LT,
5.000%, 06/20/2039	147,239	161,399
Series 2009-55, Class FN,
1M US L + 1.00%, 07/20/2039(a)	42,431	43,278
Series 2009-61, Class MP,
5.000%, 08/20/2039	46,935	52,553
Series 2009-65, Class QM,
3.500%, 12/20/2038	29,234	30,046
Series 2009-69, Class PH,
5.500%, 08/16/2039	82,000	97,631

72 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2009-76, Class PC,
4.000%, 03/16/2039	$20,812	$20,870
Series 2009-76, Class JB,
4.500%, 07/20/2039	60,233	63,702
Series 2009-83, Class TF,
1M US L + 0.90%, 08/20/2039(a)	54,115	55,165
Series 2009-94, Class FA,
1M US L + 0.70%, 10/16/2039(a)	102,130	101,132
Series 2010-111, Class FA,
1M US L + 0.35%, 09/20/2040(a)	89,259	87,216
Series 2010-130, Class PE,
3.500%, 08/16/2039	8,954	9,007
Series 2010-14, Class A,
4.500%, 06/16/2039	19,945	20,942
Series 2010-14, Class HA,
4.500%, 02/16/2040	104,328	116,609
Series 2010-157, Class OP,
–%, 12/20/2040(b)	19,194	17,780
Series 2010-167, Class WL,
4.500%, 09/20/2040	305,000	344,222
Series 2010-169, Class JZ,
4.000%, 12/20/2040	609,784	637,154
Series 2010-19, Class GW,
4.750%, 02/20/2040	108,305	127,413
Series 2010-24, Class MQ,
4.250%, 12/20/2038	30	29
Series 2010-62, Class AF,
1M US L + 0.45%, 04/16/2034(a)	45,730	45,879
Series 2010-76, Class NC,
4.500%, 06/20/2040	156,000	160,811
Series 2010-84, Class YB,
4.000%, 07/20/2040	30,000	31,901
Series 2010-H01, Class FA,
1M US L + 0.82%, 01/20/2060(a)	59,746	60,272
Series 2010-H10, Class FC,
1M US L + 1.00%, 05/20/2060(a)	202,446	205,262
Series 2010-H20, Class AF,
1M US L + 0.33%, 10/20/2060(a)	288,156	287,774
Series 2010-H22, Class FE,
1M US L + 0.35%, 05/20/2059(a)	15,156	15,150
Series 2010-H27, Class FA,
1M US L + 0.38%, 12/20/2060(a)	72,999	72,989
Series 2011-128, Class MD,
4.000%, 10/20/2040	140,000	150,357
Series 2011-19, Class MG,
3.000%, 06/16/2040	8,388	8,531
	Principal Amount	Value (Note 2)
Series 2011-43, Class ZQ,
5.500%, 01/16/2033	$109,508	$118,298
Series 2011-59, Class QC,
4.000%, 12/20/2040	150,513	158,678
Series 2011-66, Class UA,
4.000%, 05/16/2041	175,280	185,656
Series 2011-71, Class ZC,
5.500%, 07/16/2034	236,950	267,813
Series 2011-97, Class WA,
6.118%, 11/20/2038(a)	71,446	81,628
Series 2011-H01, Class AF,
1M US L + 0.45%, 11/20/2060(a)	291,972	292,443
Series 2011-H02, Class BA,
4.450%, 02/20/2061(a)	19,876	20,403
Series 2011-H11, Class FA,
1M US L + 0.50%, 03/20/2061(a)	43,297	43,421
Series 2011-H11, Class FB,
1M US L + 0.50%, 04/20/2061(a)	168,753	169,191
Series 2011-H15, Class FA,
1M US L + 0.45%, 06/20/2061(a)	74,827	74,944
Series 2012-17, Class KX,
3.500%, 07/20/2039	6,461	6,529
Series 2012-32, Class PE,
3.500%, 03/16/2042	80,000	89,723
Series 2012-38, Class PL,
3.250%, 01/20/2041	100,000	103,852
Series 2012-51, Class VM,
3.500%, 04/16/2025	119,466	126,558
Series 2012-68, Class GE,
3.000%, 05/20/2042	25,000	25,306
Series 2012-76, Class GF,
1M US L + 0.30%, 06/16/2042(a)	20,246	20,242
Series 2012-84, Class YC,
2.500%, 07/20/2042	20,000	19,353
Series 2012-H08, Class FC,
1M US L + 0.57%, 04/20/2062(a)	860,567	863,984
Series 2012-H14, Class FK,
1M US L + 0.58%, 07/20/2062(a)	257,597	258,573
Series 2012-H20, Class PT,
0.991%, 07/20/2062(a)	115,581	115,495
Series 2012-H24, Class FE,
1M US L + 0.60%, 10/20/2062(a)	1,863	1,874
Series 2013-100, Class MA,
3.500%, 02/20/2043	173,352	179,945
Series 2013-115, Class PM,
4.000%, 08/20/2043	400,000	433,980
Series 2013-22, Class GB,
2.500%, 08/20/2042	120,000	123,991

73 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2013-69, Class NA,
2.000%, 09/20/2042	$195,595	$197,684
Series 2013-98, Class KF,
1M US L + 0.30%, 11/20/2041(a)	19,774	19,775
Series 2013-99, Class MF,
1M US L + 0.30%, 07/20/2043(a)	121,537	118,739
Series 2013-H01, Class FA,
1.650%, 01/20/2063	45,246	45,325
Series 2013-H04, Class BA,
1.650%, 02/20/2063	70,395	70,564
Series 2013-H09, Class HA,
1.650%, 04/20/2063	123,560	124,020
Series 2013-H18, Class EA,
1M US L + 0.50%, 07/20/2063(a)	126,598	126,879
Series 2014-53, Class JM,
7.079%, 04/20/2039(a)	416,152	492,876
Series 2014-98, Class HE,
3.000%, 07/20/2044	53,984	57,103
Series 2014-H10, Class TA,
1M US L + 0.60%, 04/20/2064(a)	286,148	288,379
Series 2014-H15, Class FA,
1M US L + 0.50%, 07/20/2064(a)	29,271	29,394
Series 2014-H16, Class FL,
1M US L + 0.47%, 07/20/2064(a)	549,254	535,613
Series 2015-63, Class KA,
3.000%, 04/20/2040	33,494	35,849
Series 2015-84, Class QA,
3.500%, 06/20/2045	788,549	832,498
Series 2015-H09, Class FA,
1M US L + 0.62%, 04/20/2065(a)	213,734	209,859
Series 2015-H12, Class FB,
1M US L + 0.60%, 05/20/2065(a)	118,340	118,989
Series 2015-H15, Class FC,
1M US L + 0.58%, 06/20/2065(a)	162,059	158,953
Series 2015-H22, Class FC,
1M US L + 0.60%, 09/20/2065(a)	66,584	66,982
Series 2015-H26, Class FA,
1M US L + 0.52%, 10/20/2065(a)	68,843	69,193
Series 2015-H26, Class FG,
1M US L + 0.52%, 10/20/2065(a)	352,054	353,805
Series 2015-H29, Class FA,
1M US L + 0.70%, 10/20/2065(a)	31,404	31,538

	Principal Amount	Value (Note 2)
Series 2015-H30, Class FE,
1M US L + 0.60%, 11/20/2065(a)	$73,090	$73,682
Series 2015-H31, Class FT,
1M US L + 0.65%, 11/20/2065(a)	131,880	132,457
Series 2015-H32, Class FH,
1M US L + 0.66%, 12/20/2065(a)	259,081	261,708
Series 2016-116, Class GV,
3.000%, 05/20/2026	60,993	64,662
Series 2016-120, Class KA,
2.000%, 09/20/2046	16,220	16,323
Series 2016-82, Class BA,
3.000%, 09/20/2045	620,764	636,024
Series 2016-H06, Class FC,
1M US L + 0.92%, 02/20/2066(a)	222,117	225,736
Series 2016-H08, Class FT,
1M US L + 0.72%, 02/20/2066(a)	563,096	566,594
Series 2016-H11, Class F,
1M US L + 0.80%, 05/20/2066(a)	760,212	770,354
Series 2016-H13, Class FT,
1M US L + 0.58%, 05/20/2066(a)	51,244	51,385
Series 2016-H14, Class FA,
1M US L + 0.80%, 06/20/2066(a)	198,710	201,387
Series 2016-H15, Class FA,
1M US L + 0.80%, 07/20/2066(a)	840,014	850,698
Series 2016-H17, Class FC,
1M US L + 0.83%, 08/20/2066(a)	164,752	167,193
Series 2016-H20, Class PT,
3.502%, 09/20/2066(a)	788,996	847,271
Series 2016-H23, Class F,
1M US L + 0.75%, 10/20/2066(a)	302,108	305,655
Series 2016-H24, Class FG,
1M US L + 0.75%, 10/20/2066(a)	227,793	224,826
Series 2017-56, Class AZ,
3.000%, 04/20/2047	106,096	114,829
Series 2017-H06, Class FE,
1M US L + 0.55%, 02/20/2067(a)	64,974	65,316
Series 2017-H15, Class FC,
1M US L + 0.47%, 06/20/2067(a)	137,780	134,788
Series 2017-H17, Class FG,
1M US L + 0.50%, 08/20/2067(a)	58,319	58,489

74 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2018-21, Class LE,
3.000%, 08/20/2044	$1,432,661	$1,437,474
Series 2018-21, Class LK,
2.000%, 08/20/2044	1,404,007	1,407,964
Series 2018-36, Class CZ,
4.000%, 03/20/2048	246,364	282,919
Series 2018-37, Class C,
2.500%, 01/20/2046	42,457	44,223
Series 2019-111, Class TE,
2.000%, 09/20/2049	227,773	233,115
Series 2019-29, Class JB,
4.500%, 12/20/2046	774,630	796,714
Series 2019-61, Class K,
3.500%, 07/20/2048	112,429	113,447
Series 2020-5, Class LC,
3.500%, 10/20/2049	1,381,789	1,403,726
		31,597,702
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $120,489,758)		123,237,525

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (3.78%)
Fannie Mae-Aces
Series 2013-M6, Class 1AC,
3.447%, 02/25/2043(a)	19,310,472	21,847,361
Series 2016-M3, Class ASQ2,
2.263%, 02/25/2023	92,023	93,391
Series 2017-M15, Class A1,
2.959%, 09/25/2027(a)	3,963,633	4,285,919
Series 2018-M12, Class A1,
3.546%, 08/25/2030	4,707,186	5,358,765
Series 2018-M13, Class A1,
3.697%, 03/25/2030(a)	3,897,988	4,538,209
Series 2018-M8, Class A1,
3.325%, 06/25/2028(a)	7,493,349	8,361,558
Series 2019-M10, Class A1,
2.000%, 04/25/2030	1,801,777	1,910,902
Series 2019-M14, Class A1,
2.304%, 06/25/2029	122,833	130,599
Series 2020-M10, Class X4,
0.899%, 07/25/2032(a)	54,970,601	4,278,884
		50,805,588
Freddie Mac Multifamily
Structured Pass Through
Certificates
Series 2014-KF05, Class A,
1M US L + 0.35%, 09/25/2021(a)	349,299	349,492

	Principal Amount	Value (Note 2)
Series 2018-J19L, Class AFL,
1M US L + 0.23%,
11/25/2027(a)	$326,979	$325,847
		675,339
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $50,442,163)		51,480,927

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (3.68%)
Fannie Mae Pool
Series 2003-386375,
4.790%, 08/01/2028	445,103	444,779
Series 2009-463331,
5.250%, 08/01/2029	683,759	806,450
Series 2010-466566,
4.270%, 11/01/2025	251,780	284,590
Series 2011-468477,
4.590%, 08/01/2026	422,594	474,534
Series 2011-AH9290,
4.000%, 04/01/2041	62,086	65,167
Series 2013-AM 4236,
3.940%, 08/01/2025	227,283	253,889
Series 2013-AM3162,
3.000%, 04/01/2025	780,166	810,841
Series 2013-AR2289,
3.000%, 02/01/2033	388,404	410,061
Series 2013-MA1586,
3.000%, 08/01/2043	281,877	305,334
Series 2014-AM4198,
3.550%, 03/01/2024	98,959	106,898
Series 2014-AM7274,
3.000%, 12/01/2024	250,000	255,210
Series 2015-AM8666,
2.960%, 06/01/2030	185,292	200,971
Series 2015-AM8918,
3.250%, 09/01/2030	731,000	821,172
Series 2015-AM9173,
3.110%, 06/01/2027	249,983	278,740
Series 2015-AM9830,
3.190%, 09/01/2027	367,709	402,372
Series 2016-AN0665,
3.070%, 02/01/2026	199,529	220,234
Series 2016-AN0774,
3.210%, 01/01/2026	182,733	201,460
Series 2016-BC0943,
3.500%, 05/01/2046	318,158	345,238
Series 2017-AN4431,
3.220%, 01/01/2027	85,000	95,385
Series 2017-AN4833,
3.320%, 04/01/2027	95,000	107,174
Series 2017-AN5279,
3.340%, 04/01/2029	471,927	530,526
Series 2017-AN5742,
3.190%, 05/01/2030	142,349	161,692

75 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Series 2017-AN6670,
3.210%, 09/01/2027	$1,967,453	$2,042,651
Series 2017-AN7060,
2.930%, 10/01/2027	1,630,000	1,766,727
Series 2017-AN7384,
2.880%, 12/01/2027	50,000	55,523
Series 2017-AN7547,
3.370%, 11/01/2027	1,140,486	1,190,571
Series 2017-AN7823,
2.890%, 12/01/2027	235,000	261,276
Series 2018-109435,
3.890%, 08/01/2028	1,941,674	2,213,348
Series 2018-109741,
3.730%, 11/01/2025	11,350,000	12,307,663
Series 2018-387770,
3.625%, 07/01/2028	2,535,000	2,853,325
Series 2018-387853,
3.455%, 08/01/2025	175,000	187,628
Series 2018-387904,
3.840%, 08/01/2028	690,121	806,978
Series 2018-387905,
3.600%, 01/01/2027	744,788	840,710
Series 2018-387983,
3.630%, 08/01/2028	2,000,000	2,252,276
Series 2018-AN8198,
3.140%, 01/01/2028	300,000	327,662
Series 2018-AN8272,
3.170%, 02/01/2028	100,000	109,503
Series 2018-AN8486,
3.330%, 04/01/2030	336,263	384,351
Series 2018-AN8493,
3.300%, 02/01/2030	438,372	492,331
Series 2018-AN8982,
3.440%, 05/01/2028	1,000,000	1,119,068
Series 2018-AN9038,
3.460%, 05/01/2028	83,000	90,747
Series 2018-AN9354,
3.640%, 06/01/2028	1,565,000	1,762,160
Series 2018-BI0404,
4.100%, 11/01/2028	3,998,596	4,670,080
Series 2018-BL0119,
4.090%, 11/01/2026	797,072	913,766
Series 2018-BL0550,
3.770%, 11/01/2028	660,000	772,013
Series 2018-BL0907,
3.880%, 12/01/2028	175,000	204,663
Series 2019-,
3.020%, 05/01/2026	165,000	180,930
Series 2019-BI2928,
3.410%, 07/01/2027	840,905	948,670
Series 2019-BL1300,
4.200%, 01/01/2029	245,000	286,172
Series 2019-BL1451,
3.760%, 02/01/2029	685,000	795,080
Series 2019-BL1596,
3.480%, 03/01/2029	73,173	84,138

	Principal Amount	Value (Note 2)
Series 2019-BL2236,
3.640%, 10/01/2029	$1,100,000	$1,270,894
Series 2019-BL2460,
3.400%, 05/01/2029	597,527	663,607
Series 2019-BL3182,
2.980%, 07/01/2029	259,630	287,847
Series 2019-BM6011,
3.357%, 11/01/2026(a)	170,145	184,306
		49,909,381
Freddie Mac Gold Pool
Series 2013-G80393,
5.000%, 08/20/2036	217,779	245,755

Freddie Mac Pool
Series 2005-002936,
Class FC,
1M US L + 0.40%, 03/15/2029(a)	33,793	33,933

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $49,009,141)		50,189,069

CORPORATE BONDS (65.45%)
Aerospace & Defense (1.76%)
BAE Systems PLC
3.400%, 04/15/2030(d)	2,000,000	2,225,600
Boeing Co.
4.508%, 05/01/2023	4,400,000	4,663,527
Huntington Ingalls Industries, Inc.
3.844%, 05/01/2025(d)	3,865,000	4,256,886
4.200%, 05/01/2030(d)	1,000,000	1,156,528
5.000%, 11/15/2025(d)	2,281,000	2,339,432
L3Harris Technologies, Inc.
3.850%, 12/15/2026	3,544,000	4,032,436
TransDigm, Inc.
6.250%, 03/15/2026(d)	5,000,000	5,218,776
Total Aerospace & Defense		23,893,185
Airlines (1.14%)
Alaska Airlines 2020-1 Class A Pass
Through Trust
4.800%, 08/15/2027(d)	6,000,000	6,325,880
Southwest Airlines Co.
4.750%, 05/04/2023	2,500,000	2,679,476
5.250%, 05/04/2025	1,750,000	1,947,710
United Airlines 2020-1 Class A Pass
Through Trust
Series 20-1
5.875%, 10/15/2027	4,575,000	4,600,529
Total Airlines		15,553,595
Apparel & Textile Products (0.15%)
Hanesbrands, Inc.
5.375%, 05/15/2025(d)	2,000,000	2,107,500

76 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Automobiles Manufacturing (3.35%)
American Honda Finance Corp.
0.650%, 09/08/2023	$500,000	$501,840
Ford Motor Co.
5.291%, 12/08/2046	3,410,000	3,229,986
8.500%, 04/21/2023	500,000	552,673
9.000%, 04/22/2025	8,500,000	10,009,047
Ford Motor Credit Co. LLC
2.343%, 11/02/2020	777,000	777,000
3.200%, 01/15/2021	2,700,000	2,705,063
3.813%, 10/12/2021	2,500,000	2,517,188
5.875%, 08/02/2021	700,000	715,715
General Motors Co.
5.000%, 04/01/2035	1,260,000	1,398,464
5.400%, 10/02/2023	500,000	553,367
5.950%, 04/01/2049	1,765,000	2,153,320
6.125%, 10/01/2025	3,048,000	3,575,781
6.800%, 10/01/2027	2,000,000	2,456,426
General Motors Financial Co., Inc.
1.700%, 08/18/2023	2,320,000	2,342,698
5.200%, 03/20/2023	2,000,000	2,171,335
Nissan Motor Co., Ltd.
4.345%, 09/17/2027(d)	6,500,000	6,523,464
4.810%, 09/17/2030(d)	3,300,000	3,316,066
Total Automobiles Manufacturing		45,499,433
Banks (7.72%)
Associated Bank NA/Green Bay WI
3.500%, 08/13/2021	1,800,000	1,836,870
4.250%, 01/15/2025	934,000	995,056
Bank of New Zealand
2.000%, 02/21/2025(d)	7,375,000	7,711,791
CIT Group, Inc.
1D US SOFR + 3.827%, 06/19/2024(a)	11,895,000	12,355,930
Citizens Financial Group, Inc.
Series F
5Y US TI + 5.313%(a)(e)	5,000,000	5,331,250
2.638%, 09/30/2032(d)	6,319,000	6,325,221
Comerica, Inc.
5Y US TI + 5.291%(a)(e)	2,000,000	2,140,000
Cooperatieve Rabobank UA
3.750%, 07/21/2026	4,500,000	5,042,283
3.950%, 11/09/2022	675,000	719,911
Credit Suisse AG
1.000%, 05/05/2023	3,150,000	3,191,161

	Principal Amount	Value (Note 2)
Danske Bank A/S
5.000%, 01/12/2022(d)	$4,625,000	$4,845,090
5.375%, 01/12/2024(d)	1,000,000	1,124,375
1Y US TI + 1.03%,
12/08/2023(a)(d)	2,000,000	2,003,890
1Y US TI + 1.35%,
09/11/2026(a)(d)	6,500,000	6,463,533
3M US L + 1.249%,
09/20/2022(a)(d)	1,000,000	1,017,718
3M US L + 1.591%,
12/20/2025(a)(d)	1,750,000	1,856,905
First Horizon National Corp.
3.550%, 05/26/2023	2,500,000	2,633,768
First Republic Bank
1D US SOFR + 0.62%,
02/12/2024(a)	5,500,000	5,664,109
FNB Corp.
2.200%, 02/24/2023	1,800,000	1,820,031
Huntington Bancshares, Inc.
Series G
H15T7Y + 4.045%(a)(e)	1,750,000	1,745,625
Lloyds Banking Group PLC
1Y US TI + 1.00%,
02/05/2026(a)	500,000	521,641
1Y US TI + 1.10%,
06/15/2023(a)	1,800,000	1,815,096
Synovus Bank/Columbus GA
1D US SOFR + 0.945%,
02/10/2023(a)	5,500,000	5,574,129
Truist Bank
5Y US TI + 1.15%,
09/17/2029(a)	4,750,000	4,928,550
Truist Financial Corp.
Series P
5Y US TI + 4.605%(a)(e)	4,000,000	4,250,000
UniCredit SpA
1Y US TI + 2.30%,
09/22/2026(a)(d)	3,000,000	2,976,504
Wells Fargo & Co.
4.100%, 06/03/2026	6,800,000	7,692,720
1D US SOFR + 1.60%,
06/02/2024(a)	2,800,000	2,862,807
Total Banks		105,445,964
Biotechnology (0.21%)
Royalty Pharma PLC
0.750%, 09/02/2023(d)	2,900,000	2,900,666

Cable & Satellite (1.96%)
CCO Holdings LLC / CCO Holdings Capital Corp.
4.250%, 02/01/2031(d)	5,000,000	5,118,750
4.500%, 08/15/2030(d)	2,000,000	2,080,010

77 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Charter Communications
Operating LLC / Charter
Communications Operating
Capital
3.750%, 02/15/2028	$8,250,000	$9,102,732
4.800%, 03/01/2050	500,000	569,079
3M US L + 1.65%, 02/01/2024(a)	500,000	512,762
Sirius XM Radio, Inc.
3.875%, 08/01/2022(d)	4,335,000	4,372,931
Time Warner Cable LLC
4.000%, 09/01/2021	4,797,000	4,891,734
Total Cable & Satellite		26,647,998
Chemicals (0.81%)
Ecolab, Inc.
1.300%, 01/30/2031	4,000,000	3,923,201
LYB International Finance III LLC
1.250%, 10/01/2025	295,000	296,073
2.250%, 10/01/2030	995,000	993,899
3.375%, 10/01/2040	2,825,000	2,795,631
3M US L + 1.00%, 10/01/2023(a)	3,125,000	3,127,269
Total Chemicals		11,136,073
Commercial Finance (1.34%)
AerCap Ireland Capital DAC /
AerCap Global Aviation Trust
3.150%, 02/15/2024	2,090,000	2,077,915
3.500%, 01/15/2025	2,225,000	2,193,837
4.625%, 10/15/2027	1,920,000	1,903,908
6.500%, 07/15/2025	7,493,000	8,254,324
Avolon Holdings Funding, Ltd.
5.500%, 01/15/2026(d)	1,900,000	1,944,436
Park Aerospace Holdings, Ltd.
4.500%, 03/15/2023(d)	1,850,000	1,869,415
Total Commercial Finance		18,243,835
Consumer Finance (3.39%)
Ally Financial, Inc.
4.250%, 04/15/2021	1,043,000	1,059,354
American Express Co.
Series B
3M US L + 3.428%(a)(e)	7,977,000	7,623,061
Capital One Financial Corp.
2.600%, 05/11/2023	1,600,000	1,677,642
Discover Financial Services
Series D
5Y US TI + 5.783%(a)(e)	5,000,000	5,402,500
Global Payments, Inc.
2.900%, 05/15/2030	3,000,000	3,188,227
3.200%, 08/15/2029	1,000,000	1,082,212
4.450%, 06/01/2028	3,000,000	3,480,519
OneMain Finance Corp.
8.875%, 06/01/2025	8,000,000	8,814,800

	Principal Amount	Value (Note 2)
Quicken Loans LLC
3.625%, 03/01/2029(d)	$2,000,000	$1,973,750
3.875%, 03/01/2031(d)	4,000,000	3,945,000
5.250%, 01/15/2028(d)	2,500,000	2,617,838
Synchrony Financial
3.700%, 08/04/2026	3,192,000	3,445,009
4.250%, 08/15/2024	1,700,000	1,860,830
Total Consumer Finance		46,170,742
Consumer Products (0.32%)
Clorox Co.
1.800%, 05/15/2030	2,000,000	2,036,251
Procter & Gamble Co.
3.000%, 03/25/2030	2,000,000	2,300,258
Total Consumer Products		4,336,509
Containers & Packaging (0.61%)
Ball Corp.
2.875%, 08/15/2030	3,000,000	2,970,000
WRKCo, Inc.
3.000%, 06/15/2033	4,985,000	5,312,343
Total Containers & Packaging		8,282,343
Department Stores (0.67%)
Nordstrom, Inc.
8.750%, 05/15/2025(d)	8,200,000	8,984,408
Diversified Banks (4.46%)
Bank of America Corp.
4.450%, 03/03/2026	6,532,000	7,521,082
1D US SOFR + 1.37%,
10/24/2031(a)	6,700,000	6,626,903
1D US SOFR + 1.53%,
07/23/2031(a)	7,000,000	6,915,649
1D US SOFR + 1.88%,
10/24/2051(a)	2,720,000	2,697,273
Citigroup, Inc.
4.300%, 11/20/2026	7,008,000	8,048,273
JPMorgan Chase & Co.
1D US SOFR + 2.04%,
04/22/2031(a)	4,000,000	4,220,592
Mitsubishi UFJ Financial Group, Inc.
1.412%, 07/17/2025	3,250,000	3,305,701
1Y US TI + 0.68%,
09/15/2024(a)	1,500,000	1,502,674
Mizuho Financial Group, Inc.
3M US L + 0.61%,
09/08/2024(a)	7,000,000	6,988,161
Natwest Group PLC
6.125%, 12/15/2022	6,465,000	7,079,526
1Y US TI + 2.15%,
05/22/2024(a)	1,000,000	1,033,688
1Y US TI + 2.55%,
05/22/2028(a)	2,000,000	2,113,631
Standard Chartered PLC
3M US L + 1.209%,
01/30/2026(a)(d)	2,500,000	2,603,068
Total Diversified Banks		60,656,221

78 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Electrical Equipment Manufacturing (1.17%)
Acuity Brands Lighting, Inc.
2.150%, 12/15/2030	$9,950,000	$9,724,801
Otis Worldwide Corp.
3M US L + 0.45%,
04/05/2023(a)	900,000	900,283
Roper Technologies, Inc.
0.450%, 08/15/2022	1,635,000	1,638,232
Trimble, Inc.
4.750%, 12/01/2024	3,254,000	3,704,028
Total Electrical Equipment Manufacturing		15,967,344
Exploration & Production (0.16%)
Concho Resources, Inc.
3.750%, 10/01/2027	2,000,000	2,226,289
Financial Services (7.90%)
Ameriprise Financial, Inc.
3.000%, 04/02/2025	5,000,000	5,421,803
Carlyle Finance Subsidiary LLC
3.500%, 09/19/2029(d)	2,000,000	2,161,999
Credit Suisse Group AG
1D US SOFR + 2.044%,
06/05/2026(a)(d)	3,000,000	3,099,650
Franklin Resources, Inc.
1.600%, 10/30/2030	2,985,000	2,927,848
Goldman Sachs Group, Inc.
3.500%, 04/01/2025	7,006,000	7,720,642
3.800%, 03/15/2030	3,750,000	4,328,513
Intercontinental Exchange, Inc.
0.700%, 06/15/2023	650,000	654,011
1.850%, 09/15/2032	2,000,000	1,980,040
2.650%, 09/15/2040	2,000,000	2,007,820
Series FRN
3M US L + 0.65%,
06/15/2023(a)	3,650,000	3,663,542
Jefferies Group LLC
2.750%, 10/15/2032	3,905,000	3,993,836
5.125%, 01/20/2023	3,085,000	3,361,535
KKR Group Finance Co. VIII LLC
3.500%, 08/25/2050(d)	6,440,000	6,504,077
LPL Holdings, Inc.
4.625%, 11/15/2027(d)	1,000,000	1,028,125
5.750%, 09/15/2025(d)	18,177,000	18,813,194
Morgan Stanley
Series GMTN
1D US SOFR + 1.143%,
01/22/2031(a)	9,000,000	9,620,067
1D US SOFR + 3.12%,
04/01/2031(a)	4,000,000	4,591,943
Series I
1D US SOFR + 0.745%,
10/21/2025(a)	1,740,000	1,737,211
National Securities Clearing Corp.
1.200%, 04/23/2023(d)	2,600,000	2,648,731
1.500%, 04/23/2025(d)	1,600,000	1,644,778

	Principal Amount	Value (Note 2)
Raymond James Financial, Inc.
4.650%, 04/01/2030	$9,000,000	$10,899,350
State Street Corp.
1D US SOFR + 0.94%,
11/01/2025(a)	1,500,000	1,589,096
UBS AG/London
1.750%, 04/21/2022(d)	1,500,000	1,527,314
UBS Group AG
1Y US TI + 0.83%,
07/30/2024(a)(d)	1,000,000	1,004,335
1Y US TI + 1.08%,
01/30/2027(a)(d)	2,000,000	1,995,575
USAA Capital Corp.
2.125%, 05/01/2030(d)	2,500,000	2,603,456
Total Financial Services		107,528,491
Food & Beverage (2.19%)
Anheuser-Busch InBev Worldwide,
Inc.
3.650%, 02/01/2026	500,000	560,862
4.000%, 01/17/2043	1,920,000	2,087,556
4.900%, 02/01/2046	1,000,000	1,227,487
Campbell Soup Co.
2.375%, 04/24/2030	1,000,000	1,032,676
3.125%, 04/24/2050	2,000,000	1,991,154
3.300%, 03/19/2025	2,850,000	3,110,569
3.800%, 08/02/2042	321,000	323,688
Hormel Foods Corp.
1.800%, 06/11/2030	5,500,000	5,627,344
Pernod Ricard International
Finance LLC
1.250%, 04/01/2028(d)	2,000,000	1,948,792
1.625%, 04/01/2031(d)	3,000,000	2,896,322
2.750%, 10/01/2050(d)	1,000,000	953,799
Smithfield Foods, Inc.
3.000%, 10/15/2030(d)	7,975,000	8,140,123
Total Food & Beverage		29,900,372
Forest & Paper Products Manufacturing (0.46%)
Georgia-Pacific LLC
2.100%, 04/30/2027(d)	1,000,000	1,041,668
2.300%, 04/30/2030(d)	5,000,000	5,234,127
Total Forest & Paper Products Manufacturing		6,275,795
Health Care Facilities & Services (1.57%)
Cigna Corp.
Series WI
3M US L + 0.65%,
09/17/2021(a)	2,895,000	2,895,579
HCA, Inc.
3.500%, 09/01/2030	3,500,000	3,579,006
4.125%, 06/15/2029	3,000,000	3,404,397
4.500%, 02/15/2027	3,680,000	4,165,358
5.250%, 04/15/2025	1,737,000	2,012,961
5.250%, 06/15/2049	3,500,000	4,253,968

79 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Jaguar Holding Co. II / PPD
Development LP
4.625%, 06/15/2025(d)	$500,000	$517,310
5.000%, 06/15/2028(d)	500,000	521,780
Total Health Care Facilities & Services		21,350,359

Home & Office Products Manufacturing (0.39%)
Newell Brands, Inc.
4.875%, 06/01/2025	4,950,000	5,366,048

Homebuilders (0.67%)
Shea Homes LP / Shea Homes
Funding Corp.
4.750%, 04/01/2029(d)	3,500,000	3,561,250
TRI Pointe Group, Inc.
5.700%, 06/15/2028	5,000,000	5,562,500
Total Homebuilders		9,123,750
Industrial Other (0.08%)
3M Co.
3.050%, 04/15/2030	1,000,000	1,127,945

Integrated Oils (0.33%)
BP Capital Markets America, Inc.
3.543%, 04/06/2027	4,000,000	4,441,224

Machinery Manufacturing (0.05%)
Caterpillar Financial Services Corp.
0.950%, 05/13/2022	700,000	706,538

Mass Merchants (0.41%)
Costco Wholesale Corp.
1.375%, 06/20/2027	2,000,000	2,039,048
1.600%, 04/20/2030	3,000,000	3,031,468
1.750%, 04/20/2032	500,000	509,396
Total Mass Merchants		5,579,912
Medical Equipment & Devices Manufacturing (0.19%)
Avantor Funding, Inc.
4.625%, 07/15/2028(d)	2,500,000	2,593,625

Metals & Mining (0.44%)
Steel Dynamics, Inc.
3.250%, 01/15/2031	5,500,000	5,947,956

Pharmaceuticals (3.78%)
AbbVie, Inc.
2.150%, 11/19/2021(d)	3,250,000	3,308,033
2.950%, 11/21/2026(d)	4,000,000	4,371,282
3.200%, 11/21/2029(d)	1,000,000	1,104,615
3.600%, 05/14/2025	600,000	665,377
4.050%, 11/21/2039(d)	1,250,000	1,429,557
4.250%, 11/21/2049(d)	3,000,000	3,501,724
Bausch Health Cos., Inc.
6.125%, 04/15/2025(d)	4,900,000	5,042,100
7.000%, 03/15/2024(d)	2,500,000	2,593,125

	Principal Amount	Value (Note 2)
Elanco Animal Health, Inc.
4.912%, 08/27/2021	$2,919,000	$2,990,151
5.272%, 08/28/2023	5,412,000	5,860,736
5.900%, 08/28/2028	2,003,000	2,337,651
Johnson & Johnson
0.950%, 09/01/2027	1,000,000	997,363
Upjohn, Inc.
1.125%, 06/22/2022(d)	500,000	504,732
1.650%, 06/22/2025(d)	500,000	511,053
2.700%, 06/22/2030(d)	3,000,000	3,099,714
3.850%, 06/22/2040(d)	5,000,000	5,376,739
4.000%, 06/22/2050(d)	7,500,000	7,892,648
Total Pharmaceuticals		51,586,600
Pipeline (3.06%)
Buckeye Partners LP
3.950%, 12/01/2026	620,000	576,600
4.125%, 12/01/2027	1,362,000	1,284,536
4.150%, 07/01/2023	3,800,000	3,750,125
4.350%, 10/15/2024	1,450,000	1,411,031
Energy Transfer Operating LP
4.200%, 04/15/2027	2,215,000	2,304,829
Series B
3M US L + 4.155%(a)(e)	2,506,000	1,783,633
Midwest Connector Capital Co.
LLC
3.625%, 04/01/2022(d)	7,635,000	7,713,833
3.900%, 04/01/2024(d)	4,025,000	4,083,594
MPLX LP
4.875%, 12/01/2024	2,800,000	3,137,134
5.250%, 01/15/2025	2,378,000	2,452,542
Sabine Pass Liquefaction LLC
4.500%, 05/15/2030(d)	5,000,000	5,595,617
Western Midstream Operating LP
4.100%, 02/01/2025	5,500,000	5,190,405
3M US L + 1.85%, 01/13/2023(a)	2,630,000	2,447,574
Total Pipeline		41,731,453
Property & Casualty Insurance (0.23%)
Berkshire Hathaway Finance Corp.
1.850%, 03/12/2030	1,000,000	1,032,402
Fairfax US, Inc.
4.875%, 08/13/2024(d)	2,000,000	2,141,505
Total Property & Casualty Insurance		3,173,907
Publishing & Broadcasting (0.82%)
Nexstar Broadcasting, Inc.
4.750%, 11/01/2028(d)	8,000,000	8,075,000
TEGNA, Inc.
4.750%, 03/15/2026(d)	3,000,000	3,086,250
Total Publishing & Broadcasting		11,161,250
Railroad (0.84%)
Westinghouse Air Brake
Technologies Corp.
3.200%, 06/15/2025	10,721,000	11,432,152

80 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Real Estate (0.72%)
Cushman & Wakefield US
Borrower LLC
6.750%, 05/15/2028(d)	$4,000,000	$4,267,500
MGM Growth Properties
Operating Partnership LP /
MGP Finance Co.-Issuer, Inc.
4.625%, 06/15/2025(d)	5,500,000	5,607,030
Total Real Estate		9,874,530
Refining & Marketing (1.34%)
HollyFrontier Corp.
4.500%, 10/01/2030	3,000,000	2,812,613
Marathon Petroleum Corp.
4.500%, 05/01/2023	1,500,000	1,613,201
4.700%, 05/01/2025	1,000,000	1,111,033
5.125%, 12/15/2026	1,713,000	1,960,761
Valero Energy Corp.
3M US L + 1.15%,
09/15/2023(a)	10,750,000	10,747,086
Total Refining & Marketing		18,244,694
Restaurants (0.40%)
1011778 BC ULC / New Red
Finance, Inc.
4.250%, 05/15/2024(d)	5,400,000	5,516,100
Retail - Consumer Discretionary (0.57%)
Gap, Inc.
8.375%, 05/15/2023(d)	500,000	558,800
8.625%, 05/15/2025(d)	2,000,000	2,198,000
8.875%, 05/15/2027(d)	1,000,000	1,144,700
Genuine Parts Co.
1.875%, 11/01/2030	1,990,000	1,949,724
Tractor Supply Co.
1.750%, 11/01/2030	1,990,000	1,953,806
Total Retail - Consumer Discretionary		7,805,030
Semiconductors (1.56%)
Microchip Technology, Inc.
2.670%, 09/01/2023(d)	7,000,000	7,268,155
3.922%, 06/01/2021	13,822,000	14,085,492
Total Semiconductors		21,353,647
Software & Services (2.65%)
Black Knight InfoServ LLC
3.625%, 09/01/2028(d)	7,931,000	8,040,051
Booz Allen Hamilton, Inc.
3.875%, 09/01/2028(d)	2,500,000	2,542,188
CoStar Group, Inc.
2.800%, 07/15/2030(d)	10,000,000	10,275,390
Leidos, Inc.
2.950%, 05/15/2023(d)	1,250,000	1,316,597
3.625%, 05/15/2025(d)	1,000,000	1,108,070
4.375%, 05/15/2030(d)	7,857,000	9,155,448

	Principal Amount	Value (Note 2)
Nielsen Finance LLC / Nielsen
Finance Co.
5.625%, 10/01/2028(d)	$2,000,000	$2,073,750
5.875%, 10/01/2030(d)	1,500,000	1,579,688
Total Software & Services		36,091,182
Supermarkets & Pharmacies (0.95%)
Albertsons Cos. Inc / Safeway, Inc.
/ New Albertsons LP /
Albertsons LLC
3.250%, 03/15/2026(d)	3,000,000	2,951,250
3.500%, 02/15/2023(d)	6,850,000	6,968,163
Kroger Co.
2.650%, 10/15/2026	2,860,000	3,094,669
Total Supermarkets & Pharmacies		13,014,082
Transportation & Logistics (0.58%)
FedEx Corp. 2020-1 Class AA Pass
Through Trust
1.875%, 02/20/2034	7,906,000	7,942,187

Utilities (1.26%)
Berkshire Hathaway Energy Co.
3.700%, 07/15/2030(d)	1,000,000	1,161,669
4.250%, 10/15/2050(d)	500,000	603,339
Dominion Energy, Inc.
2.715%, 08/15/2021(c)	2,300,000	2,338,926
3.071%, 08/15/2024(c)	1,500,000	1,620,410
4.104%, 04/01/2021(c)	5,505,000	5,587,665
Exelon Corp.
3.497%, 06/01/2022	2,673,000	2,787,375
Nevada Power Co.
Series DD
2.400%, 05/01/2030	2,000,000	2,128,593
NextEra Energy Capital Holdings,
Inc.
2.403%, 09/01/2021	1,000,000	1,017,314
Total Utilities		17,245,291
Waste & Environment Services & Equipment (0.39%)
GFL Environmental, Inc.
3.750%, 08/01/2025(d)	1,000,000	1,001,875
4.250%, 06/01/2025(d)	4,254,000	4,347,056

Total Waste & Environment Services & Equipment		5,348,931
Wireless Telecommunications Services (2.18%)
AT&T, Inc.
2.750%, 06/01/2031	9,000,000	9,339,494
4.300%, 12/15/2042	4,500,000	5,006,523
T-Mobile USA, Inc.
2.050%, 02/15/2028(d)	7,000,000	7,092,540
2.250%, 11/15/2031(d)	995,000	987,647
3.300%, 02/15/2051(d)	1,875,000	1,813,425
3.600%, 11/15/2060(d)	995,000	975,677
3.875%, 04/15/2030(d)	4,000,000	4,498,440
Total Wireless Telecommunications Services		29,713,746

81 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Wireline Telecommunications Services (0.22%)
CenturyLink, Inc.
Series S
6.450%, 06/15/2021	$3,000,000	$3,066,750

TOTAL CORPORATE BONDS
(Cost $864,369,703)		892,295,652

GOVERNMENT BONDS (15.27%)
U.S. Treasury Bonds (15.27%)
United States Treasury Bonds
0.625%, 05/15/2030	3,582,000	3,506,442
1.125%, 05/15/2040	3,874,000	3,682,116
1.125%, 08/15/2040	14,114,000	13,373,015
1.250%, 05/15/2050	18,841,000	17,015,778
1.375%, 08/15/2050	43,681,000	40,725,707
United States Treasury Notes
0.125%, 09/15/2023	2,200,000	2,195,617
0.250%, 05/31/2025	17,958,000	17,884,344
0.250%, 08/31/2025	42,109,000	41,872,138
0.250%, 09/30/2025	13,469,000	13,387,449
0.500%, 03/31/2025	4,250,000	4,282,041
0.500%, 08/31/2027	970,000	961,513
0.625%, 08/15/2030	45,065,000	44,019,352
1.625%, 10/31/2026	5,000,000	5,324,023
Total U.S. Treasury Bonds		208,229,535
TOTAL GOVERNMENT BONDS
(Cost $209,861,399)		208,229,535

MUNICIPAL BONDS (0.05%)
State of California
7.700%, 11/01/2030	715,000	715,000

TOTAL MUNICIPAL BONDS
(Cost $715,000)		715,000

	Shares	Value (Note 2)
PREFERRED STOCK (0.26%)
Financials (0.26%)
Banks (0.11%)
Wells Fargo & Co.(e)	60,000	1,498,800

Life Insurance (0.15%)
MetLife, Inc.(e)	80,000	2,100,800

TOTAL Financials		3,599,600

TOTAL PREFERRED STOCK
(Cost $3,500,000)		3,599,600

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.22%)
Money Market Fund (0.22%)
Morgan Stanley
Institutional
Liquidity Funds -
Government
Portfolio	0.020%	2,975,270	$2,975,270
TOTAL SHORT TERM INVESTMENTS
(Cost $2,975,270)			2,975,270

Value (Note 2)
TOTAL INVESTMENTS (97.75%)
(Cost $1,301,362,434)	$1,332,722,578

Other Assets In Excess Of Liabilities (2.25%)	30,695,345

NET ASSETS (100.00%)	$1,363,417,923

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2020 was 0.14%

3M  US L - 3 Month LIBOR as of October 31, 2020 was 0.22%

1Y  US TI - 1 Year Treasury Yield as of October 31, 2020 was 0.13%

5Y  US TI - 5 Year Treasury Yield as of October 31, 2020 was 0.38%

1D  US SOFR - 1 Day SOFR as of October 31, 2020 was 0.09%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Issued with zero coupon.
(c)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of October 31, 2020.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, the aggregate market value of those securities was $341,129,130, representing 25.02% of net assets.
(e)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

82 | October 31, 2020

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
CORPORATE BONDS (86.48%)
Advertising & Marketing (1.13%)
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.000%, 08/15/2027(a)	$325,000	$308,490

Aerospace & Defense (1.46%)
Huntington Ingalls Industries, Inc.
4.200%, 05/01/2030(a)	125,000	144,566
Rolls-Royce PLC
5.750%, 10/15/2027(a)	250,000	253,438
Total Aerospace & Defense		398,004
Airlines (2.93%)
Alaska Airlines 2020-1 Class A Pass Through Trust
4.800%, 08/15/2027(a)	375,000	395,367
United Airlines 2020-1 Class A Pass Through Trust
Series 20-1
5.875%, 10/15/2027	400,000	402,233
Total Airlines		797,600
Automobiles Manufacturing (4.75%)
Ford Motor Co.
5.291%, 12/08/2046	70,000	66,305
8.500%, 04/21/2023	370,000	408,977
Ford Motor Credit Co. LLC
3.664%, 09/08/2024	200,000	198,645
General Motors Co.
5.000%, 04/01/2035	30,000	33,297
5.950%, 04/01/2049	30,000	36,600
6.125%, 10/01/2025	85,000	99,718
Nissan Motor Co., Ltd.
4.345%, 09/17/2027(a)	450,000	451,624
Total Automobiles Manufacturing		1,295,166
Banks (5.08%)
CIT Group, Inc.
1D US SOFR + 3.827%, 06/19/2024(b)	400,000	415,500
Citizens Financial Group, Inc.
4.150%, 09/28/2022(a)	150,000	158,075
Danske Bank A/S
1Y US TI + 1.03%, 12/08/2023(a)(b)	200,000	200,389
Synovus Bank/Columbus GA
5Y US TI + 3.625%, 10/29/2030(b)	250,000	251,496
Truist Bank
5Y US TI + 1.15%, 09/17/2029(b)	150,000	155,638
UniCredit SpA
5Y US TI + 4.75%, 06/30/2035(a)(b)	200,000	202,341
Total Banks		1,383,439
Cable & Satellite (1.78%)
CCO Holdings LLC / CCO Holdings Capital Corp.
4.500%, 05/01/2032(a)	375,000	387,656

	Shares	Value (Note 2)
Charter Communications Operating LLC / Charter Communications Operating Capital
3.750%, 02/15/2028	$90,000	$99,303
Total Cable & Satellite		486,959
Casinos & Gaming (5.03%)
Boyd Gaming Corp.
8.625%, 06/01/2025(a)	575,000	630,171
CCM Merger, Inc.
6.375%, 05/01/2026(a)	100,000	102,625
MGM Resorts International
4.750%, 10/15/2028	650,000	636,594
Total Casinos & Gaming		1,369,390
Chemicals (1.17%)
LYB International Finance III LLC
3.375%, 10/01/2040	160,000	158,337
3M US L + 1.00%, 10/01/2023(b)	160,000	160,116
Total Chemicals		318,453
Commercial Finance (2.94%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.150%, 02/15/2024	70,000	69,595
4.625%, 10/15/2027	220,000	218,156
6.500%, 07/15/2025	100,000	110,160
Avolon Holdings Funding, Ltd.
3.250%, 02/15/2027(a)	100,000	91,450
5.500%, 01/15/2026(a)	100,000	102,339
Park Aerospace Holdings, Ltd.
5.250%, 08/15/2022(a)	200,000	206,064
Total Commercial Finance		797,764
Consumer Finance (8.35%)
Ally Financial, Inc.
1.450%, 10/02/2023	70,000	70,690
American Express Co.
Series B
3M US L + 3.428%(b)(c)	500,000	477,815
Discover Financial Services
Series D
5Y US TI + 5.783% (b)(c)	250,000	270,125
Global Payments, Inc.
3.200%, 08/15/2029	100,000	108,221
LD Holdings Group LLC
6.500%, 11/01/2025(a)	250,000	254,375
OneMain Finance Corp.
8.875%, 06/01/2025	500,000	550,924
Quicken Loans LLC
3.625%, 03/01/2029(a)	230,000	226,981
5.250%, 01/15/2028(a)	300,000	314,141
Total Consumer Finance		2,273,272
Department Stores (2.01%)
Nordstrom, Inc.
8.750%, 05/15/2025(a)	500,000	547,830

83 | October 31, 2020

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
Diversified Banks (0.54%)
Bank of America Corp.
1D US SOFR + 1.53%, 07/23/2031(b)	$150,000	$148,192

Entertainment Content (0.87%)
WMG Acquisition Corp.
Series NOV
3.000%, 02/15/2031(a)	250,000	238,125

Exploration & Production (0.89%)
Antero Resources Corp.
5.375%, 11/01/2021	130,000	130,585
Concho Resources, Inc.
3.750%, 10/01/2027	100,000	111,314
Total Exploration & Production		241,899
Financial Services (6.95%)
Bank of New York Mellon Corp.
Series G
5Y US TI + 4.358%(b)(c)	250,000	268,125
Goldman Sachs Group, Inc.
3.800%, 03/15/2030	125,000	144,284
Golub Capital BDC, Inc.
3.375%, 04/15/2024	470,000	469,111
Jefferies Group LLC
2.750%, 10/15/2032	75,000	76,706
KKR Group Finance Co. VIII LLC
3.500%, 08/25/2050(a)	130,000	131,293
LPL Holdings, Inc.
5.750%, 09/15/2025(a)	522,000	540,270
Morgan Stanley
Series GMTN
1D US SOFR + 1.143%, 01/22/2031(b)	250,000	267,224
Total Financial Services		1,897,013
Food & Beverage (2.87%)
Anheuser-Busch InBev Worldwide, Inc.
4.900%, 02/01/2046	220,000	270,047
Chobani LLC / Chobani Finance Corp., Inc.
4.625%, 11/15/2028(a)	100,000	100,580
Kraft Heinz Foods Co.
4.375%, 06/01/2046	400,000	409,620
Total Food & Beverage		780,247
Health Care Facilities & Services (2.80%)
Acadia Healthcare Co., Inc.
5.000%, 04/15/2029(a)	200,000	206,560
HCA, Inc.
5.250%, 06/15/2049	125,000	151,927
5.875%, 02/15/2026	200,000	226,250
Jaguar Holding Co. II / PPD Development LP
4.625%, 06/15/2025(a)	170,000	175,885
Total Health Care Facilities & Services		760,622

	Shares	Value (Note 2)
Home & Office Products Manufacturing (0.80%)
Newell Brands, Inc.
4.875%, 06/01/2025	$200,000	$216,810
Homebuilders (1.21%)
Shea Homes LP / Shea Homes Funding Corp.
4.750%, 02/15/2028(a)	125,000	126,484
4.750%, 04/01/2029(a)	200,000	203,500
Total Homebuilders		329,984
Medical Equipment & Devices Manufacturing (1.52%)
Avantor Funding, Inc.
4.625%, 07/15/2028(a)	400,000	414,980

Pharmaceuticals (5.01%)
AbbVie, Inc.
4.250%, 11/21/2049(a)	205,000	239,285
Bausch Health Cos., Inc.
6.125%, 04/15/2025(a)	450,000	463,051
Elanco Animal Health, Inc.
4.912%, 08/27/2021	25,000	25,609
5.900%, 08/28/2028	200,000	233,415
Upjohn, Inc.
2.700%, 06/22/2030(a)	155,000	160,152
3.850%, 06/22/2040(a)	170,000	182,809
4.000%, 06/22/2050(a)	60,000	63,141
Total Pharmaceuticals		1,367,462
Pipeline (7.86%)
Buckeye Partners LP
3.950%, 12/01/2026	170,000	158,100
4.150%, 07/01/2023	200,000	197,375
4.350%, 10/15/2024	100,000	97,313
Energy Transfer Operating LP
Series B
3M US L + 4.155% (b)(c)	375,000	266,904
4.950%, 06/15/2028	125,000	134,279
Midwest Connector Capital Co. LLC
3.900%, 04/01/2024(a)	250,000	253,639
4.625%, 04/01/2029(a)	430,000	429,823
Sabine Pass Liquefaction LLC
4.500%, 05/15/2030(a)	350,000	391,693
Western Midstream Operating LP
3M US L + 1.85%, 01/13/2023(b)	230,000	214,046
Total Pipeline		2,143,172
Property & Casualty Insurance (0.08%)
Fairfax US, Inc.
4.875%, 08/13/2024(a)	20,000	21,415

Publishing & Broadcasting (4.62%)
Gray Television, Inc.
4.750%, 10/15/2030(a)	550,000	543,125
Nexstar Broadcasting, Inc.
4.750%, 11/01/2028(a)	500,000	504,688

84 | October 31, 2020

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
TEGNA, Inc.
4.750%, 03/15/2026(a)	$200,000	$205,750
Total Publishing & Broadcasting		1,253,563
Railroad (0.78%)
Westinghouse Air Brake Technologies Corp.
3.200%, 06/15/2025	200,000	213,267

Real Estate (2.22%)
Cushman & Wakefield US Borrower LLC
6.750%, 05/15/2028(a)	250,000	266,719
GLP Capital LP / GLP Financing II, Inc.
5.375%, 11/01/2023	125,000	134,158
MGM Growth Properties Operating Partnership LP / MGP Finance Co.- Issuer, Inc.
4.625%, 06/15/2025(a)	200,000	203,892
Total Real Estate		604,769
Restaurants (1.31%)
1011778 BC ULC / New Red Finance, Inc.
4.250%, 05/15/2024(a)	350,000	357,525

Retail - Consumer Staples (1.49%)
United Natural Foods, Inc.
6.750%, 10/15/2028(a)	400,000	405,500

Semiconductors (0.38%)
Microchip Technology, Inc.
2.670%, 09/01/2023(a)	100,000	103,831

Software & Services (2.68%)
Black Knight InfoServ LLC
3.625%, 09/01/2028(a)	200,000	202,750
Leidos, Inc.
2.300%, 02/15/2031(a)	275,000	273,123
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc.
4.625%, 11/01/2026(a)	250,000	254,063
Total Software & Services		729,936
Supermarkets & Pharmacies (1.02%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
3.500%, 02/15/2023(a)	175,000	178,019
SEG Holding LLC / SEG Finance Corp.
5.625%, 10/15/2028(a)	100,000	102,130
Total Supermarkets & Pharmacies		280,149
Waste & Environment Services & Equipment (0.75%)
GFL Environmental, Inc.
4.250%, 06/01/2025(a)	200,000	204,375

Wireless Telecommunications Services (1.96%)
AT&T, Inc.
4.650%, 06/01/2044	155,000	172,811

	Shares	Value (Note 2)
T-Mobile USA, Inc.
2.550%, 02/15/2031(a)	$355,000	$361,734
Total Wireless Telecommunications Services		534,545
Wireline Telecommunications Services (1.24%)
CenturyLink, Inc.
Series T
5.800%, 03/15/2022	325,000	338,609

TOTAL CORPORATE BONDS
(Cost $23,676,738)		23,562,357

		Shares	(Value Note 2)
GOVERNMENT BONDS (9.95%)
U.S. Treasury Bonds (9.95%)
United States Treasury Bonds
1.250%, 05/15/2050		235,000	212,234
United States Treasury Notes
0.125%, 08/31/2022		454,000	453,823
0.125%, 09/30/2022		524,000	523,754
0.125%, 09/15/2023		928,000	926,152
0.250%, 08/31/2025		179,000	177,993
0.250%, 09/30/2025		419,000	416,463
Total U.S. Treasury Bonds			2,710,419
TOTAL GOVERNMENT BONDS
(Cost $2,718,973)			2,710,419

		Shares	Value (Note 2)
PREFERRED STOCK (1.69%)
Financials (1.69%)
Banks (1.14%)
GMAC Capital Trust I(b)		12,000	308,880

Consumer Finance (0.55%)
Synchrony Financial(c)		6,000	150,540

TOTAL Financials			459,420

TOTAL PREFERRED STOCK
(Cost $451,840)			459,420

7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.97%)
Money Market Fund (0.97%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	0.020%	263,967	263,967

TOTAL SHORT TERM INVESTMENTS
(Cost $263,967)			263,967

85 | October 31, 2020

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2020

	7-Day Yield	Shares	Value (Note 2)
TOTAL INVESTMENTS (99.09%)
(Cost $27,111,518)			$26,996,163

Other Assets In Excess Of Liabilities (0.91%)			248,313

NET ASSETS (100.00%)			$27,244,476

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2020 was 0.14%

3M US L - 3 Month LIBOR as of October 31, 2020 was 0.22%

1Y US TI - 1 Year Treasury Yield as of October 31, 2020 was 0.13%

10Y US TI - 10 Year Treasury Yield as of October 31, 2020 was 0.88%

1D US SOFR - 1 Day SOFR as of October 31, 2020 was 0.09%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, the aggregate market value of those securities was $13,487,831, representing 49.51% of net assets.

(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.

(c)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.
86 | October 31, 2020

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (9.01%)
Fannie Mae
Series 1997-10, Class FA,
1M US L + 0.60%, 03/18/2027(a)	$13,434	$13,152
Series 1999-52, Class NF,
1M US L + 1.15%, 10/25/2023(a)	12,280	12,399
Series 2002-22, Class GC,
6.500%, 04/25/2032	11,579	13,823
Series 2002-58, Class PG,
6.000%, 09/25/2032	19,016	22,473
Series 2003-117, Class KB,
6.000%, 12/25/2033	10,180	12,030
Series 2003-130, Class HF,
1M US L + 0.45%, 12/25/2033(a)	15,478	15,466
Series 2004-60, Class JC,
5.500%, 04/25/2034	22,601	25,412
Series 2007-55, Class PH,
6.000%, 06/25/2047	38,571	44,651
Series 2009-12, Class LC,
8.931%, 06/25/2037(a)	24,172	30,658
Series 2009-51, Class BZ,
4.500%, 07/25/2039	44,312	48,758
Series 2010-98, Class BH,
5.500%, 09/25/2040	45,078	51,696
Series 2013-101, Class JA,
4.000%, 09/25/2043	20,998	21,299
Series 2013-103, Class H,
4.500%, 03/25/2038	33,109	33,586
Series 2013-18, Class MY,
3.000%, 03/25/2033	15,000	16,598
Series 2013-61, Class NY,
3.000%, 06/25/2033	35,000	39,338
Series 2014-21, Class MA,
2.000%, 09/25/2041	29,213	30,175
		431,514
Freddie Mac
Series 1996-1843, Class Z,
7.000%, 04/15/2026	14,437	15,520
Series 2002-2538, Class FB,
1M US L + 0.40%, 12/15/2032(a)	11,210	11,218
Series 2003-2626, Class FQ,
1M US L + 1.00%, 06/15/2023(a)	12,529	12,572
Series 2003-2635, Class E,
3.500%, 04/15/2033	10,220	10,370
Series 2005-2977, Class AT,
4.500%, 05/15/2025	22,347	23,463
Series 2005-2993, Class TF,
1M US L + 0.35%, 06/15/2025(a)	11,287	11,268
Series 2006-3174, Class LF,
1M US L + 0.35%, 05/15/2036(a)	19,507	19,573
Series 2008-3409, Class DB,
6.000%, 01/15/2038	29,562	34,212
Series 2009-3572, Class KT,
4.500%, 09/15/2039	22,855	25,395
Series 2010-3645, Class WD,
4.500%, 02/15/2040	19,000	21,286
	Principal Amount	Value (Note 2)
Series 2010-3699, Class LC,
4.000%, 03/15/2040	$10,397	$11,545
Series 2010-3721, Class FB,
1M US L + 0.50%, 09/15/2040(a)	18,288	18,488
Series 2010-3759, Class PY,
4.000%, 11/15/2040	25,000	28,329
Series 2010-3770, Class JZ,
4.000%, 12/15/2040	29,619	33,415
Series 2011-3954, Class PG,
2.500%, 07/15/2041	52,701	54,753
Series 2012-3987, Class LP,
3.500%, 01/15/2042	26,000	29,517
Series 2012-4032, Class AD,
2.000%, 10/15/2041	37,034	37,837
Series 2012-4064, Class TL,
4.000%, 03/15/2042	17,183	17,690
Series 2013-4226, Class GZ,
3.000%, 07/15/2043	26,095	27,729
Series 2015-4498, Class JA,
2.500%, 04/15/2037	71,100	73,040
Series 2017-4734, Class A,
3.000%, 07/15/2042	22,651	22,767
		539,987
Ginnie Mae
Series 2005-91, Class PD,
5.500%, 12/20/2035	16,859	19,390
Series 2007-70, Class FC,
1M US L + 0.465%, 11/20/2037(a)	27,755	27,903
Series 2008-2, Class PC,
4.750%, 01/20/2038	11,519	12,908
Series 2008-46, Class FA,
1M US L + 0.60%, 05/20/2038(a)	11,513	11,590
Series 2008-60, Class JP,
5.500%, 07/20/2038	31,000	36,209
Series 2011-H23, Class HA,
3.000%, 12/20/2061	17,735	18,192
Series 2012-39, Class GA,
3.000%, 10/16/2040	14,037	14,707
Series 2013-149, Class BP,
3.500%, 10/20/2043	50,000	56,546
Series 2018-21, Class LK,
2.000%, 08/20/2044	28,653	28,734
Series 2019-162, Class GA,
3.000%, 10/20/2049	50,869	51,807
Series 2019-29, Class JB,
4.500%, 12/20/2046	15,809	16,259
Series 2020-5, Class LC,
3.500%, 10/20/2049	28,200	28,647
		322,892
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,272,770)		1,294,393

87 | October 31, 2020

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (1.47%)
Fannie Mae Pool
Series 2012-,
2.100%, 12/01/2027	$38,087	$39,733
Series 2015-,
2.690%, 05/01/2027	22,239	24,257
2.810%, 04/01/2025	20,000	21,606
Series 2017-AN6670,
3.210%, 09/01/2027	29,961	31,106
Series 2018-,
3.820%, 07/01/2027	34,909	39,981
Series 2018-109741,
3.730%, 11/01/2025	50,000	54,219
		210,902

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $209,533)		210,902

CORPORATE BONDS (15.87%)
Aerospace & Defense (0.20%)
Huntington Ingalls Industries, Inc.
4.200%, 05/01/2030(b)	25,000	28,913

Airlines (0.36%)
Alaska Airlines 2020-1 Class A Pass Through Trust 4.800%, 08/15/2027(b)	25,000	26,357
United Airlines 2020-1 Class A Pass Through Trust Series 20-1 5.875%, 10/15/2027	25,000	25,140
Total Airlines		51,497

Automobiles Manufacturing (0.93%)
Ford Motor Co.
5.291%, 12/08/2046	20,000	18,944
8.500%, 04/21/2023	45,000	49,741
General Motors Co.
5.000%, 04/01/2035	10,000	11,099
5.950%, 04/01/2049	20,000	24,400
6.125%, 10/01/2025	25,000	29,329
Total Automobiles Manufacturing		133,513
Banks (0.86%)
CIT Group, Inc.
1D US SOFR + 3.827%, 06/19/2024(a)	25,000	25,969
Citizens Financial Group, Inc.
4.150%, 09/28/2022(b)	30,000	31,615
Truist Bank
5Y US TI + 1.15%, 09/17/2029(a)	25,000	25,940
Wells Fargo & Co.
4.100%, 06/03/2026	35,000	39,595
Total Banks		123,119

Biotechnology (0.17%)
Royalty Pharma PLC
0.750%, 09/02/2023(b)	25,000	25,006
	Principal Amount	Value (Note 2)
Cable & Satellite (0.41%)
Charter Communications Operating LLC / Charter Communications Operating Capital 3.750%, 02/15/2028	$35,000	$38,618
Time Warner Cable LLC
4.000%, 09/01/2021	20,000	20,395
Total Cable & Satellite		59,013
Chemicals (0.28%)
LYB International Finance III LLC
1.250%, 10/01/2025	5,000	5,018
2.250%, 10/01/2030	5,000	4,994
3.375%, 10/01/2040	15,000	14,844
3M US L + 1.00%, 10/01/2023(a)	15,000	15,012
Total Chemicals		39,868
Commercial Finance (0.33%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.150%, 02/15/2024	10,000	9,942
4.625%, 10/15/2027	10,000	9,916
6.500%, 07/15/2025	25,000	27,540
Total Commercial Finance		47,398
Consumer Finance (0.96%)
American Express Co. Series B 3M US L + 3.428%(a)(c)	50,000	47,781
Discover Financial Services Series D 5Y US TI + 5.783%(a)(c)	15,000	16,208
Global Payments, Inc.
3.200%, 08/15/2029	25,000	27,055
OneMain Finance Corp.
8.875%, 06/01/2025	25,000	27,546
Quicken Loans LLC
3.625%, 03/01/2029(b)	20,000	19,738
Total Consumer Finance		138,328
Containers & Packaging (0.11%)
WRKCo, Inc.
3.000%, 06/15/2033	15,000	15,985

Diversified Banks (1.27%)
Bank of America Corp.
4.450%, 03/03/2026	25,000	28,786
1D US SOFR + 1.53%, 07/23/2031(a)	50,000	49,396
1D US SOFR + 1.88%, 10/24/2051(a)	15,000	14,875
Citigroup, Inc.
4.300%, 11/20/2026	30,000	34,453

88 | October 31, 2020

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
JPMorgan Chase & Co.
1D US SOFR + 1.455%, 06/01/2024(a)	$30,000	$30,660
1D US SOFR + 2.04%, 04/22/2031(a)	25,000	26,379
Total Diversified Banks		184,549
Electrical Equipment Manufacturing (0.34%)
Acuity Brands Lighting, Inc.
2.150%, 12/15/2030	50,000	48,868

Exploration & Production (0.19%)
Concho Resources, Inc.
3.750%, 10/01/2027	25,000	27,829

Financial Services (2.13%)
Ameriprise Financial, Inc.
3.000%, 04/02/2025	20,000	21,687
Franklin Resources, Inc.
1.600%, 10/30/2030	15,000	14,713
Goldman Sachs Group, Inc.
3.500%, 04/01/2025	30,000	33,060
3.800%, 03/15/2030	25,000	28,857
Jefferies Group LLC
2.750%, 10/15/2032	20,000	20,455
5.125%, 01/20/2023	15,000	16,345
KKR Group Finance Co. VIII LLC
3.500%, 08/25/2050(b)	30,000	30,299
Morgan Stanley
Series GMTN
1D US SOFR + 1.143%, 01/22/2031(a)	65,000	69,477
Series I
1D US SOFR + 0.745%, 10/21/2025(a)	10,000	9,984
Raymond James Financial, Inc.
4.650%, 04/01/2030	50,000	60,551
Total Financial Services		305,428
Food & Beverage (0.62%)
Anheuser-Busch InBev Worldwide, Inc.
4.900%, 02/01/2046	10,000	12,275
Hormel Foods Corp.
1.800%, 06/11/2030	25,000	25,579
Smithfield Foods, Inc.
3.000%, 10/15/2030(b)	50,000	51,035
Total Food & Beverage		88,889
Forest & Paper Products Manufacturing (0.22%)
Georgia-Pacific LLC
2.300%, 04/30/2030(b)	30,000	31,405

Health Care Facilities & Services (0.62%)
HCA, Inc.
4.500%, 02/15/2027	25,000	28,297
5.250%, 06/15/2049	25,000	30,386
	Principal Amount	Value (Note 2)
Jaguar Holding Co. II / PPD Development LP
4.625%, 06/15/2025(b)	$30,000	$31,039
Total Health Care Facilities & Services		89,722
Industrial Other (0.17%)
Honeywell International, Inc.
0.483%, 08/19/2022	25,000	25,035

Mass Merchants (0.17%)
Costco Wholesale Corp.
1.600%, 04/20/2030	25,000	25,262

Metals & Mining (0.19%)
Steel Dynamics, Inc.
3.250%, 01/15/2031	25,000	27,036

Pharmaceuticals (1.75%)
AbbVie, Inc.
2.950%, 11/21/2026(b)	25,000	27,321
4.250%, 11/21/2049(b)	25,000	29,181
Bausch Health Cos., Inc.
6.125%, 04/15/2025(b)	50,000	51,450
Elanco Animal Health, Inc.
4.912%, 08/27/2021	25,000	25,609
Johnson & Johnson
2.100%, 09/01/2040	25,000	24,505
Upjohn, Inc.
1.650%, 06/22/2025(b)	60,000	61,326
3.850%, 06/22/2040(b)	30,000	32,260
Total Pharmaceuticals		251,652
Pipeline (0.18%)
Midwest Connector Capital Co. LLC
3.900%, 04/01/2024(b)	25,000	25,364

Publishing & Broadcasting (0.18%)
Nexstar Broadcasting, Inc.
4.750%, 11/01/2028(b)	25,000	25,234

Railroad (0.37%)
Westinghouse Air Brake Technologies Corp.
3.200%, 06/15/2025	50,000	53,317

Refining & Marketing (0.54%)
Marathon Petroleum Corp.
4.700%, 05/01/2025	25,000	27,776
Valero Energy Corp.
3M US L + 1.15%, 09/15/2023(a)	50,000	49,986
Total Refining & Marketing		77,762
Retail - Consumer Discretionary (0.14%)
Genuine Parts Co.
1.875%, 11/01/2030	10,000	9,798

89 | October 31, 2020

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2020

	Principal Amount	Value (Note 2)
Tractor Supply Co.
1.750%, 11/01/2030	$10,000	$9,818
Total Retail - Consumer Discretionary		19,616
Semiconductors (0.18%)
Microchip Technology, Inc.
2.670%, 09/01/2023(b)	25,000	25,958

Software & Services (0.41%)
Leidos, Inc.
4.375%, 05/15/2030(b)	50,000	58,263

Transportation & Logistics (0.35%)
FedEx Corp. 2020-1 Class AA Pass Through Trust
1.875%, 02/20/2034	50,000	50,229

Utilities (0.18%)
Dominion Energy, Inc.
4.104%, 04/01/2021(d)	25,000	25,375

Waste & Environment Services & Equipment (0.18%)
GFL Environmental, Inc.
4.250%, 06/01/2025(b)	25,000	25,547

Wireless Telecommunications Services (0.88%)
AT&T, Inc.
4.300%, 12/15/2042	50,000	55,628
T-Mobile USA, Inc.
2.050%, 02/15/2028(b)	30,000	30,397
2.250%, 11/15/2031(b)	5,000	4,963
2.550%, 02/15/2031(b)	20,000	20,379
3.300%, 02/15/2051(b)	10,000	9,672
3.600%, 11/15/2060(b)	5,000	4,903
Total Wireless Telecommunications Services		125,942
TOTAL CORPORATE BONDS
(Cost $2,296,966)		2,280,922

	Shares	Value (Note 2)
COMMON STOCKS (51.16%)
Communications (3.72%)
Media (2.99%)
Alphabet, Inc., Class A(e)	127	205,246
Facebook, Inc., Class A(e)	648	170,495
Walt Disney Co.	438	53,108
		428,849

Telecommunications (0.73%)
AT&T, Inc.	3,893	105,189

TOTAL Communications		534,038

Consumer Discretionary (6.86%)
Consumer Discretionary Products (1.98%)
Brunswick Corp.	993	63,264
	Shares	Value (Note 2)
Lennar Corp., Class A	696	$48,880
Masco Corp.	1,253	67,161
Scotts Miracle-Gro Co.	429	64,371
YETI Holdings, Inc.(e)	808	39,980
		283,656

Consumer Discretionary Services (1.65%)
Las Vegas Sands Corp.	1,329	63,871
McDonald's Corp.	410	87,330
Starbucks Corp.	973	84,612
		235,813

Gaming, Lodging & Restaurants (0.36%)
Marriott International, Inc., Class A	562	52,199

Retail & Whsle - Discretionary (2.87%)
Amazon.com, Inc.(e)	109	330,941
Lowe's Cos., Inc.	514	81,263
		412,204

TOTAL Consumer Discretionary		983,872

Consumer Staples (5.59%)
Consumer Staple Products (2.82%)
Estee Lauder Cos., Inc., Class A	647	142,120
Procter & Gamble Co.	1,515	207,707
Reckitt Benckiser Group PLC, ADR	3,148	55,562
		405,389

Retail & Wholesale - Staples (2.77%)
ITOCHU Corp., ADR	1,096	52,827
Target Corp.	1,087	165,463
Walmart, Inc.	1,306	181,208
		399,498

TOTAL Consumer Staples		804,887

Energy (0.53%)
Oil & Gas (0.53%)
Enbridge, Inc.	2,757	75,983

TOTAL Energy		75,983

Financials (4.90%)
Banking (1.56%)
JPMorgan Chase & Co.	2,284	223,923

Financial Services (1.66%)
Intercontinental Exchange, Inc.	986	93,078
LPL Financial Holdings, Inc.	927	74,095
T Rowe Price Group, Inc.	554	70,170
		237,343

90 | October 31, 2020

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
Insurance (1.68%)
Assurant, Inc.	690	$85,815
Prudential Financial, Inc.	1,062	67,989
Reinsurance Group of America, Inc.	871	87,989
		241,793

TOTAL Financials		703,059

Health Care (7.51%)
Health Care (7.51%)
Abbott Laboratories	1,317	138,430
Anthem, Inc.	424	115,667
AstraZeneca PLC, ADR	1,524	76,444
Danaher Corp.	596	136,806
Medtronic PLC	1,340	134,764
Thermo Fisher Scientific, Inc.	285	134,839
UnitedHealth Group, Inc.	671	204,749
Zoetis, Inc.	866	137,304
		1,079,003

TOTAL Health Care		1,079,003

Industrials (6.19%)
Electrical Equipment Manufacturing (0.61%)
TE Connectivity, Ltd.	902	87,386

Industrial Products (4.25%)
Caterpillar, Inc.	519	81,509
Cummins, Inc.	205	45,077
Deere & Co.	738	166,721
ITT, Inc.	1,409	85,259
Lockheed Martin Corp.	200	70,026
Middleby Corp.(e)	803	79,931
Parker-Hannifin Corp.	390	81,260
		609,783

Industrial Services (1.33%)
Norfolk Southern Corp.	494	103,305
Southwest Airlines Co.	2,229	88,112
		191,417

TOTAL Industrials		888,586

Materials (1.66%)
Materials (1.66%)
Celanese Corp.	667	75,711
DuPont de Nemours, Inc.	1,377	78,324
Freeport-McMoRan, Inc.	4,918	85,278
		239,313

TOTAL Materials		239,313
	Shares	Value (Note 2)
Real Estate (0.78%)
Real Estate (0.78%)
American Tower Corp.	194	$44,552
Equity LifeStyle Properties, Inc.	1,135	67,181
		111,733

TOTAL Real Estate		111,733

Technology (12.38%)
Software & Tech Services (7.49%)
Adobe, Inc.(e)	304	135,918
Black Knight, Inc.(e)	820	72,119
Fidelity National Information Services, Inc.	756	94,190
Mastercard, Inc., Class A	454	131,043
Microsoft Corp.	1,443	292,164
PayPal Holdings, Inc.(e)	852	158,583
salesforce.com, Inc.(e)	628	145,866
Synopsys, Inc.(e)	238	50,899
		1,080,782

Tech Hardware & Semiconductors (4.89%)
Advanced Micro Devices, Inc.(e)	639	48,110
Apple, Inc.	1,146	124,754
Lam Research Corp.	396	135,464
Micron Technology, Inc.(e)	1,143	57,539
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,083	174,701
Texas Instruments, Inc.	1,126	162,808
		703,376

TOTAL Technology		1,784,158

Utilities (1.04%)
Utilities (1.04%)
Edison International	2,655	148,786

TOTAL Utilities		148,786

TOTAL COMMON STOCKS
(Cost $7,483,834)		7,353,418

GOVERNMENT BONDS (16.40%)
U.S. Treasury Bonds (16.40%)
United States Treasury Bonds
1.125%, 08/15/2040	166,000	157,285
1.375%, 08/15/2050	224,000	208,845

91 | October 31, 2020

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
United States Treasury Notes
0.125%, 08/31/2022	$525,000	$524,796
0.125%, 09/30/2022	298,000	297,860
0.125%, 09/15/2023	399,000	398,205
0.250%, 08/31/2025	360,000	357,975
0.250%, 09/30/2025	72,000	71,564
0.625%, 08/15/2030	349,000	340,902
Total U.S. Treasury Bonds		2,357,432
TOTAL GOVERNMENT BONDS
(Cost $2,369,983)		2,357,432

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.61%)
Money Market Fund (2.61%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	0.020%	58,330	58,330
State Street Institutional Treasury Plus Money Market Fund	0.020%	316,507	316,507
			374,837

TOTAL SHORT TERM INVESTMENTS
(Cost $374,837)			374,837

TOTAL INVESTMENTS (96.52%)
(Cost $14,007,923)			$13,871,904

Other Assets In Excess Of Liabilities (3.48%)			500,483

NET ASSETS (100.00%)			$14,372,387

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2020 was 0.14%

3M US L - 3 Month LIBOR as of October 31, 2020 was 0.22%

1Y US TI - 1 Year Treasury Yield as of October 31, 2020 was 0.13%

10Y US TI - 10 Year Treasury Yield as of October 31, 2020 was 0.88%

1D  US SOFR - 1 Day SOFR as of October 31, 2020 was 0.09%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, the aggregate market value of those securities was $707,625, representing 4.92% of net assets.
(c)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of October 31, 2020.
(e)	Non-Income Producing Security.

See Notes to Financial Statements.

92 | October 31, 2020

ALPS | Smith Funds

Statements of Assets and Liabilities	October 31, 2020

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund	ALPS | Smith Credit Opportunities Fund	ALPS | Smith Balanced Opportunity Fund
ASSETS
Investments, at value	$179,051,290	$1,332,722,578	$26,996,163	$13,871,904
Receivable for investments sold	1,352,109	31,610,388	642,448	838,823
Receivable for shares sold	832,592	5,624,468	383,980	–
Interest receivable	838,204	9,475,420	268,740	31,945
Dividend receivable	–	–	–	2,970
Receivable due from advisor	–	–	6,138	19,252
Prepaid expenses and other assets	26,478	60,327	294	183
Total Assets	182,100,673	1,379,493,181	28,297,763	14,765,077
LIABILITIES
Payable for investments purchased	85,421	13,959,822	845,419	358,324
Payable for shares redeemed	48,300	948,753	127,533	–
Overdraft payable	–	–	50,900	–
Investment advisory fees payable	21,163	475,135	–	–
Administration and transfer agency fees payable	80,174	483,012	6,745	11,705
Distribution and services fees payable	5,392	13,874	883	859
Trustees' fees and expenses payable	2,232	18,748	–	–
Professional fees payable	25,454	32,850	19,113	19,112
Custody fees payable	3,293	19,693	1,070	1,070
Accrued expenses and other liabilities	16,169	123,371	1,624	1,620
Total Liabilities	287,598	16,075,258	1,053,287	392,690
NET ASSETS	$181,813,075	$1,363,417,923	$27,244,476	$14,372,387
NET ASSETS CONSIST OF
Paid-in capital	$178,170,872	$1,312,269,719	$27,313,325	$14,530,200
Total distributable earnings	3,642,203	51,148,204	(68,849)	(157,813)
NET ASSETS	$181,813,075	$1,363,417,923	$27,244,476	$14,372,387
INVESTMENTS, AT COST	$176,980,998	$1,301,362,434	$27,111,518	$14,007,923

See Notes to Financial Statements.

93 | October 31, 2020

ALPS | Smith Funds

Statements of Assets and Liabilities	October 31, 2020

	ALPS | Smith Short Duration Bond Fund		ALPS | Smith Total Return Bond Fund		ALPS | Smith Credit Opportunities Fund		ALPS | Smith Balanced Opportunity Fund
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.62		$11.46		$9.96		$9.88
Net Assets	$9,099,779		$10,108,793		$699,076		$601,376
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	856,876		882,047		70,186		60,855
Class A:
Net Asset Value, offering and redemption price per share	$10.61		$11.46		$9.96		$9.88
Net Assets	$3,702,477		$15,015,609		$995,942		$987,986
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	348,800		1,309,708		100,000		100,000
Maximum offering price per share	$10.85	(a)	$11.72	(a)	$10.19	(a)	$10.21	(b)
Class C:
Net Asset Value, offering and redemption price per share(c)	$10.61		$11.44		$9.96		$9.88
Net Assets	$2,193,497		$6,507,717		$497,971		$493,765
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	206,772		568,779		50,000		50,000
Class I:
Net Asset Value, offering and redemption price per share	$10.62		$11.46		$9.97		$9.88
Net Assets	$166,817,322		$1,331,785,804		$25,051,487		$12,289,260
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	15,700,510		116,227,155		2,513,520		1,243,620

(a)	(NAV/0.9775), based on maximum sales charge of 2.25% of the offering price.

(b)	(NAV/0.9675), based on maximum sales charge of 3.25% of the offering price.

(c)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

94 | October 31, 2020

ALPS | Smith Funds

Statements of Operations	For the Year Ended October 31, 2020

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund	ALPS | Smith Credit Opportunities Fund(a)	ALPS | Smith Balanced Opportunity Fund(a)
INVESTMENT INCOME
Dividends	$4,833	$494,379	$2,056	$13,253
Foreign taxes withheld on dividends	(2,765)	(10,753)	(243)	(147)
Interest	1,837,102	23,472,539	64,679	10,641
Total Investment Income	1,839,170	23,956,165	66,492	23,747

EXPENSES
Investment advisory fees	334,406	4,979,505	18,330	11,658
Administrative fees	146,028	1,015,009	6,724	11,684
Transfer agency fees	25,712	165,567	21	21
Distribution and service fees
Investor Class	3,974	18,691	249	206
Class A	4,279	29,991	377	378
Class C	10,464	38,591	627	630
Professional fees	29,983	57,622	19,113	19,112
Reports to shareholders and printing fees	7,178	70,867	234	232
State registration fees	75,118	190,832	1,187	1,186
Insurance fees	663	5,327	2	2
Custody fees	9,614	57,503	1,070	1,070
Trustees' fees and expenses	4,456	46,314	–	–
Miscellaneous expenses	9,060	22,569	202	203
Total Expenses	660,935	6,698,388	48,136	46,382
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(2,510)	(3,483)	(972)	(1,277)
Class A	(2,600)	(4,094)	(1,487)	(2,362)
Class C	(1,915)	(2,094)	(743)	(1,181)
Class I	(184,309)	(461,477)	(21,266)	(26,090)
Net Expenses	469,601	6,227,240	23,668	15,472
Net Investment Income	1,369,569	17,728,925	42,824	8,275
Net realized gain/(loss) on investments	1,602,831	20,708,790	43,945	(23,561)
Net Realized Gain/(Loss)	1,602,831	20,708,790	43,945	(23,561)
Net change in unrealized appreciation/(depreciation) on investments	1,684,442	24,830,792	(115,355)	(136,019)
Net Change in Unrealized Appreciation/(Depreciation)	1,684,442	24,830,792	(115,355)	(136,019)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	3,287,273	45,539,582	(71,410)	(159,580)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,656,842	$63,268,507	$(28,586)	$(151,305)

(a)	For the period September 16, 2020 (Inception) to October 31, 2020.

See Notes to Financial Statements.

95 | October 31, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
OPERATIONS
Net investment income	$1,369,569	$814,781
Net realized gain	1,602,831	426,249
Net change in unrealized appreciation	1,684,442	421,108
Net Increase in Net Assets Resulting from Operations	4,656,842	1,662,138

DISTRIBUTIONS
From distributable earnings
Investor Class	(21,527)	(10,717)
Class A	(21,429)	(4,962)
Class C	(9,016)	(6,391)
Class I	(1,765,667)	(813,500)
Net Decrease in Net Assets from Distributions	(1,817,639)	(835,570)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	8,786,055	258,218
Class A	3,316,195	369,919
Class C	1,845,022	131,126
Class I	159,410,823	41,853,588
Dividends reinvested
Investor Class	16,577	10,000
Class A	18,236	4,473
Class C	8,286	5,616
Class I	1,187,091	440,376
Shares redeemed, net of redemption fees
Investor Class	(230,669)	(252,456)
Class A	(148,329)	(18,487)
Class C	(185,508)	(20,155)
Class I	(41,453,423)	(11,777,876)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	132,570,356	31,004,342

Net increase in net assets	135,409,559	31,830,910

NET ASSETS
Beginning of year	46,403,516	14,572,606
End of year	$181,813,075	$46,403,516

See Notes to Financial Statements.

96 | October 31, 2020

ALPS | Smith Total Return Bond Fund

Statement of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
OPERATIONS
Net investment income	$17,728,925	$3,139,972
Net realized gain	20,708,790	4,027,836
Net change in unrealized appreciation	24,830,792	6,559,219
Net Increase in Net Assets Resulting from Operations	63,268,507	13,727,027

DISTRIBUTIONS
From distributable earnings
Investor Class	(136,099)	(58,353)
Class A	(252,408)	(42,792)
Class C	(59,370)	(5,589)
Class I	(22,139,600)	(3,126,201)
Net Decrease in Net Assets from Distributions	(22,587,477)	(3,232,935)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	9,570,405	7,455,767
Class A	7,720,559	8,877,480
Class C	5,311,853	1,700,810
Class I	1,096,771,120	358,733,093
Dividends reinvested
Investor Class	120,845	56,025
Class A	240,768	40,890
Class C	55,429	5,571
Class I	15,005,297	2,384,296
Shares redeemed, net of redemption fees
Investor Class	(3,975,002)	(3,982,563)
Class A	(1,264,314)	(1,263,173)
Class C	(733,489)	(111,542)
Class I	(185,793,976)	(15,780,343)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	943,029,495	358,116,311

Net increase in net assets	983,710,525	368,610,403

NET ASSETS
Beginning of year	379,707,398	11,096,995
End of year	$1,363,417,923	$379,707,398

See Notes to Financial Statements.

97 | October 31, 2020

ALPS | Smith Credit Opportunities Fund

Statement of Changes in Net Assets

For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
OPERATIONS
Net investment income	$42,824
Net realized gain	43,945
Net change in unrealized depreciation	(115,355)
Net Decrease in Net Assets Resulting from Operations	(28,586)

DISTRIBUTIONS
From distributable earnings
Investor Class	(1,183)
Class A	(1,780)
Class C	(450)
Class I	(37,948)
Net Decrease in Net Assets from Distributions	(41,361)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	701,936
Class A	1,000,000
Class C	500,000
Class I	25,436,680
Dividends reinvested
Class I	1,273
Shares redeemed
Investor Class	(175)
Class I	(325,291)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	27,314,423

Net increase in net assets	27,244,476

NET ASSETS
Beginning of period	–
End of period	$27,244,476

See Notes to Financial Statements.

98 | October 31, 2020

ALPS | Smith Balanced Opportunity Fund

Statement of Changes in Net Assets

For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
OPERATIONS
Net investment income	$8,275
Net realized loss	(23,561)
Net change in unrealized depreciation	(136,019)
Net Decrease in Net Assets Resulting from Operations	(151,305)

DISTRIBUTIONS
From distributable earnings
Investor Class	(116)
Class A	(415)
Class I	(6,578)
Net Decrease in Net Assets from Distributions	(7,109)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	610,109
Class A	1,000,000
Class C	500,000
Class I	12,420,000
Dividends reinvested
Class I	692
Net Increase in Net Assets Derived from Beneficial Interest Transactions	14,530,801

Net increase in net assets	14,372,387

NET ASSETS
Beginning of period	–
End of period	$14,372,387

See Notes to Financial Statements.

99 | October 31, 2020

ALPS | Smith Short Duration Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.25	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.23	0.07
Net realized and unrealized gain/(loss)	0.48	0.27	(0.04)
Total from investment operations	0.59	0.50	0.03

DISTRIBUTIONS:
From net investment income	(0.14)	(0.22)	(0.05)
From net realized gains	(0.08)	(0.01)	–
Total distributions	(0.22)	(0.23)	(0.05)

Net increase/(decrease) in net asset value	0.37	0.27	(0.02)
Net asset value, end of year	$10.62	$10.25	$9.98
TOTAL RETURN(b)	5.85%	5.04%	0.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,100	$519	$491
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.95%	1.10%	2.79	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.78%	0.76%	0.89	%(c)
Ratio of net investment income to average net assets	1.02%	2.22%	1.93	%(c)
Portfolio turnover rate(d)	457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

100 | October 31, 2020

ALPS | Smith Short Duration Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.24	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.22	0.06
Net realized and unrealized gain/(loss)	0.47	0.27	(0.03)
Total from investment operations	0.59	0.49	0.03

DISTRIBUTIONS:
From net investment income	(0.14)	(0.22)	(0.05)
From net realized gains	(0.08)	(0.01)	–
Total distributions	(0.22)	(0.23)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (b)	–
Net increase/(decrease) in net asset value	0.37	0.26	(0.02)
Net asset value, end of year	$10.61	$10.24	$9.98
TOTAL RETURN(c)	5.84%	4.96%	0.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,702	$471	$110
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.94%	1.09%	4.28	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.77%	0.74%	0.89	%(d)
Ratio of net investment income to average net assets	1.10%	2.17%	1.86	%(d)
Portfolio turnover rate(e)	457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

101 | October 31, 2020

ALPS | Smith Short Duration Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.24	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.15	0.05
Net realized and unrealized gain/(loss)	0.47	0.27	(0.04)
Total from investment operations	0.52	0.42	0.01

DISTRIBUTIONS:
From net investment income	(0.07)	(0.15)	(0.03)
From net realized gains	(0.08)	(0.01)	–
Total distributions	(0.15)	(0.16)	(0.03)

Net increase/(decrease) in net asset value	0.37	0.26	(0.02)
Net asset value, end of year	$10.61	$10.24	$9.98
TOTAL RETURN(b)	5.10%	4.19%	0.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,193	$497	$370
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.67%	1.83%	3.54	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.49%	1.49%	1.48	%(c)
Ratio of net investment income to average net assets	0.46%	1.48%	1.35	%(c)
Portfolio turnover rate(d)	457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

102 | October 31, 2020

ALPS | Smith Short Duration Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.25	$9.99	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	0.25	0.08
Net realized and unrealized gain/(loss)	0.46	0.26	(0.03)
Total from investment operations	0.62	0.51	0.05

DISTRIBUTIONS:
From net investment income	(0.17)	(0.25)	(0.06)
From net realized gains	(0.08)	(0.01)	–
Total distributions	(0.25)	(0.26)	(0.06)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (b)	0.01	0.00	(b)
Net increase/(decrease) in net asset value	0.37	0.26	(0.01)
Net asset value, end of year	$10.62	$10.25	$9.99
TOTAL RETURN(c)	6.12%	5.21%	0.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$166,817	$44,916	$13,601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.70%	0.82%	1.70	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.49%	0.49%	0.49	%(d)
Ratio of net investment income to average net assets	1.52%	2.46%	2.36	%(d)
Portfolio turnover rate(e)	457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

103 | October 31, 2020

ALPS | Smith Total Return Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.99	$10.05	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.22	0.07
Net realized and unrealized gain	0.57	0.95	0.03
Total from investment operations	0.76	1.17	0.10

DISTRIBUTIONS:
From net investment income	(0.19)	(0.21)	(0.05)
From net realized gains	(0.10)	(0.02)	–
Total distributions	(0.29)	(0.23)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (b)	0.00 (b)	–
Net increase in net asset value	0.47	0.94	0.05
Net asset value, end of year	$11.46	$10.99	$10.05
TOTAL RETURN(c)	6.95%	11.77%	1.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,109	$4,121	$345
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.01%	1.07%	2.97	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.96%	0.96%	1.07	%(d)
Ratio of net investment income to average net assets	1.66%	2.05%	2.20	%(d)
Portfolio turnover rate(e)	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

104 | October 31, 2020

ALPS | Smith Total Return Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.99	$10.05	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.21	0.07
Net realized and unrealized gain	0.57	0.97	0.03
Total from investment operations	0.76	1.18	0.10

DISTRIBUTIONS:
From net investment income	(0.19)	(0.22)	(0.05)
From net realized gains	(0.10)	(0.02)	–
Total distributions	(0.29)	(0.24)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (b)	0.00 (b)	–
Net increase in net asset value	0.47	0.94	0.05
Net asset value, end of year	$11.46	$10.99	$10.05
TOTAL RETURN(c)	6.96%	11.79%	1.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$15,016	$7,929	$136
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.99%	1.05%	3.96	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.95%	0.95%	1.07	%(d)
Ratio of net investment income to average net assets	1.66%	1.91%	2.10	%(d)
Portfolio turnover rate(e)	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

105 | October 31, 2020

ALPS | Smith Total Return Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.97	$10.04	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.13	0.05
Net realized and unrealized gain	0.57	0.97	0.03
Total from investment operations	0.68	1.10	0.08

DISTRIBUTIONS:
From net investment income	(0.11)	(0.15)	(0.04)
From net realized gains	(0.10)	(0.02)	–
Total distributions	(0.21)	(0.17)	(0.04)

Net increase in net asset value	0.47	0.93	0.04
Net asset value, end of year	$11.44	$10.97	$10.04
TOTAL RETURN(b)	6.23%	10.98%	0.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,508	$1,727	$121
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.72%	1.79%	4.69	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.67%	1.67%	1.67	%(c)
Ratio of net investment income to average net assets	0.94%	1.20%	1.49	%(c)
Portfolio turnover rate(d)	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

106 | October 31, 2020

ALPS | Smith Total Return Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.99	$10.04	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.24	0.09
Net realized and unrealized gain	0.57	0.97	0.02
Total from investment operations	0.79	1.21	0.11

DISTRIBUTIONS:
From net investment income	(0.22)	(0.24)	(0.07)
From net realized gains	(0.10)	(0.02)	–
Total distributions	(0.32)	(0.26)	(0.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (b)	0.00 (b)	–
Net increase in net asset value	0.47	0.95	0.04
Net asset value, end of year	$11.46	$10.99	$10.04
TOTAL RETURN(c)	7.26%	12.19%	1.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,331,786	$365,930	$10,495
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.72%	0.76%	2.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.67%	0.67%	0.67	%(d)
Ratio of net investment income to average net assets	1.94%	2.22%	2.64	%(d)
Portfolio turnover rate(e)	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

107 | October 31, 2020

ALPS | Smith Credit Opportunities Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02
Net realized and unrealized loss	(0.04)
Total from investment operations	(0.02)

DISTRIBUTIONS:
From net investment income	(0.02)
Total distributions	(0.02)

Net (decrease) in net asset value	(0.04)
Net asset value, end of year	$9.96
TOTAL RETURN(b)	(0.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$699
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.36	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.20	%(c)
Ratio of net investment income to average net assets	1.37	%(c)
Portfolio turnover rate(d)	66%

(a)	Calculated using the average shares method.

(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

108 | October 31, 2020

ALPS | Smith Credit Opportunities Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02
Net realized and unrealized loss	(0.04)
Total from investment operations	(0.02)

DISTRIBUTIONS:
From net investment income	(0.02)
Total distributions	(0.02)

Net (decrease) in net asset value	(0.04)
Net asset value, end of year	$9.96
TOTAL RETURN(b)	(0.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$996
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.38	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.20	%(c)
Ratio of net investment income to average net assets	1.33	%(c)
Portfolio turnover rate(d)	66%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

109 | October 31, 2020

ALPS | Smith Credit Opportunities Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized loss	(0.04)
Total from investment operations	(0.03)

DISTRIBUTIONS:
From net investment income	(0.01)
Total distributions	(0.01)

Net (decrease) in net asset value	(0.04)
Net asset value, end of year	$9.96
TOTAL RETURN(b)	(0.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$498
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.09	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(c)
Ratio of net investment income to average net assets	0.63	%(c)
Portfolio turnover rate(d)	66%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

110 | October 31, 2020

ALPS | Smith Credit Opportunities Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02
Net realized and unrealized loss	(0.03)
Total from investment operations	(0.01)

DISTRIBUTIONS:
From net investment income	(0.02)
Total distributions	(0.02)

Net (decrease) in net asset value	(0.03)
Net asset value, end of year	$9.97
TOTAL RETURN(b)	(0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$25,051
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.86	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90	%(c)
Ratio of net investment income to average net assets	1.79	%(c)
Portfolio turnover rate(d)	66%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

111 | October 31, 2020

ALPS | Smith Balanced Opportunity Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00	(b)
Net realized and unrealized loss	(0.12)
Total from investment operations	(0.12)

DISTRIBUTIONS:
From net investment income	(0.00	)(b)

Net (decrease) in net asset value	(0.12)
Net asset value, end of year	$9.88
TOTAL RETURN(c)	(1.18)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.00	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(d)
Ratio of net investment income to average net assets	0.25	%(d)
Portfolio turnover rate(e)	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

112 | October 31, 2020

ALPS | Smith Balanced Opportunity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00	(b)
Net realized and unrealized loss	(0.12)
Total from investment operations	(0.12)

DISTRIBUTIONS:
From net investment income	(0.00	)(b)

Net (decrease) in net asset value	(0.12)
Net asset value, end of year	$9.88
TOTAL RETURN(c)	(1.16)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$988
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.03	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(d)
Ratio of net investment income to average net assets	0.26	%(d)
Portfolio turnover rate(e)	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

113 | October 31, 2020

ALPS | Smith Balanced Opportunity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01)
Net realized and unrealized loss	(0.11)
Total from investment operations	(0.12)

Net (decrease) in net asset value	(0.12)
Net asset value, end of year	$9.88
TOTAL RETURN(b)	(1.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$494
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.73	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.85	%(c)
Ratio of net investment loss to average net assets	(0.44	)%(c)
Portfolio turnover rate(d)	26%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

114 | October 31, 2020

ALPS | Smith Balanced Opportunity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized loss	(0.12)
Total from investment operations	(0.11)

DISTRIBUTIONS:
From net investment income	(0.01)
Total distributions	(0.01)

Net (decrease) in net asset value	(0.12)
Net asset value, end of year	$9.88
TOTAL RETURN(b)	(1.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$12,289
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.69	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.85	%(c)
Ratio of net investment income to average net assets	0.57	%(c)
Portfolio turnover rate(d)	26%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

115 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund

Management Commentary	October 31, 2020 (Unaudited)

COVID-19

COVID-19 The COVID-19 pandemic represents an exogenous shock to global markets. The situation is far from resolved and although we see the light at the end of the tunnel with a vaccine, the global economic outlook is uncertain for the foreseeable future.

Our team is safe, working remotely, and fully operational; they have been able to leverage the resources, capabilities, and technology of our parent company.

The team is closely monitoring the portfolio and has increased the frequency of communication with company management teams. As we did in 2008, we are focusing on the financial health and capital structure of portfolio companies and closely monitoring developments in M&A activity, credit markets, and the potential impact of COVID-19 on the business ecosystems of each of our portfolio companies.

There have been a number of attractive companies in our “fishing pond” of investments which have been sold off due to COVID-19 fears, many of which have little economic exposure to the effects of the pandemic. We believe this represents an opportunity to selectively add to positions that have been sold off. Conversely, we are also reducing exposures where warranted.

This pandemic is unprecedented due to the global scale and negative economic impact. Both the duration and severity are unknown. There is some possibility that the outlook and financial performance of our portfolio will need to be recalibrated.

What has not changed is our focus on fundamental valuations and the effectiveness of capital allocation programs, operational improvement initiatives, and shareholder value-creation within our portfolio companies.

Fiscal Year 2020 Markets Review

After a dramatic sell-off in March, the second quarter recorded one of the fastest stock rebounds in market history, the third quarter continued to plow ahead albeit at a slower rate than warp-speed. While much has been made about the market recovery, the broad public has spent less time understanding the rapid improvement in economic data, and so we will touch on a few highlights to help support Mr. Market’s continued rise. It turns out that Americans love to spend money, who knew?!

After two months of lockdown and assisted by government social benefits, personal savings grew from $1.4 to $6.4 trillion, and by August it was back down to $2.4 trillion (i.e. there is still more room to spend). This consumption paved the way for a projected 36.8% rebound in Q3 in consumer spending, following a 33.2% drop in Q2. Housing related spending led the way, aided by low interest rates and the proliferation of work-from-home, surpassing the all-time high total spending previously set in 2006. Spending on autos has been similarly strong with new motor vehicle sales up 50.6% from April and spending on used cars up 94.5%, also nearing all-time highs. And lest you think all this is from government handouts, note that the recovery of jobs has been outpaced by a recovery in wage growth since April.

This is not to say that the recovery hasn’t been uneven, there are still many industries in disarray, particularly services, transportation, and entertainment. Even new fiscal stimulus will be hard pressed to help spending return to these industries, and their fates will be determined by how quickly the vaccine can be distributed and widely taken. The bottom line is that the recovery has been stronger than many imagined back in March, and while we are not out of the woods quite yet, there is plenty of reason for optimism.

Fiscal Year 2020 Portfolio Review

For the 12 months ending October 31, 2020, the Fund’s Investor shares (LPEFX) returned -3.20%, compared with 3.74% and -3.66% for the Morningstar Developed Markets Index (the fund’s primary benchmark) and the Red Rocks Global Listed Private Equity Index, respectively.

We exited 12 names, added 20, and ended the period with 47 holdings.

Net contributors to performance included:

●	IAC/Interactive Corporation
●	HBM Healthcare Investments AG
●	Danaher Corporation

Net detractors from performance included/;

●	FS KKR Capital Corporation
●	Melrose Industries PLC
●	Aurelius Equity Opportunities SE & Co

As we have mentioned in past commentaries, many of the companies in our investment universe can significantly diverge from our estimate of fair or intrinsic value. The portfolio’s greatest contributors were in companies that drifted furthest from their intrinsic value, and we were happy to stick by them as we understand that these are resilient holdings that gain strength in disruption. US financials were large detractors for the portfolio, and as interest rates stay lower for longer, financials will continue to struggle to draw flows away from red hot tech. As we forecasted, M&A activity picked up dramatically in the late summer and this continues to be a tailwind for our portfolio and should persist.

Outlook

While the market and economic recoveries have been strong over the last two quarters, we continue to position ourselves with both caution and optimism.

As previously mentioned, the capital markets are alive and well and M&A activity should continue to persist for the foreseeable future – providing our holdings a tailwind in terms of both realizations and new investments. Furthermore, we still see a mismatch between price and value in some of our largest positions and expect this gap to close as the recovery continues. Furthermore, we expect

116 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund

Management Commentary	October 31, 2020 (Unaudited)

Americans to continue to spend their stored up savings, and any future fiscal stimulus will only add fuel to this fire.

With low rates expected to persist, we expect the dollar to continue to weaken over the mid-term as part of this rebalance, and we are positioned to capture these effects with the international portion of our portfolio.

The prospect of a widely distributed vaccine as soon as April is facilitating a rotation into more beaten down sectors, and we expect this rotation to continue to balance out and we have been well positioned for this outcome. At the very least, we remain skeptical of most overpriced growth assets and their ability to deliver comparable medium-term value. The market seems to be fairly well positioned today with lots of liquidity, the possibility of more fiscal stimulus, pent up consumer savings, and a global expansion.

We remain cautious for the obvious reasons, but most basically: overall asset values offer low long-term returns and very rarely are lower returns realized gradually over time. We are steadily shifting our portfolio away from financial assets and into reasonably priced, high quality operating companies with good track records of outperformance. Our best defense is to continue investing in businesses with resilient cash flows, flexible business models, strong balance sheets, and the ability to take advantage of any market dislocations.

We continue to maintain an unwavering belief in the superiority of the unconstrained and highly disciplined capital allocation business model. We believe that given relative valuations, M&A tailwinds, and a focus on return on capital, our portfolio is positioned well for this environment.

Andrew Drummond	Kirk McCown
Portfolio Manager	Portfolio Manager

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Red Rocks Capital, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

117 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund

Performance Update	October 31, 2020 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2020)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2020)

	1 Year	3 Year	5 Year	10 Year	Total Expense Ratio	What You Pay*
Investor# (NAV)	-3.20%	3.26%	7.60%	8.88%	2.31%	2.31%
Class A (NAV)	-2.92%	3.32%	7.63%	8.90%	2.30%	2.30%
Class A (MOP)	-8.30%	1.39%	6.43%	8.29%
Class C (NAV)	-4.01%	2.46%	6.81%	8.09%	2.95%	2.95%
Class C (CDSC)	-4.84%	2.46%	6.81%	8.09%
Class I	-2.93%	3.55%	7.90%	9.19%	1.98%	1.98%
Class R	-3.37%+	3.09%	7.39%	8.76%	2.40%	2.40%
Morningstar Developed Markets Index[1]	4.29%	6.01%	8.52%	9.27%
Red Rocks Global Listed Private Equity Index[2]	-3.66%	1.51%	6.77%	8.42%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

118 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund

Performance Update	October 31, 2020 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class C shares.

Fund Inception date of December 31, 2007 for Investor Class, Class I, and Class R; Fund Inception date June 30, 2010 for Class C; Fund Inception date June 12, 2018 for Class A.

[1]	The Morningstar Developed Market Index measures the performance of developed regional markets targeting the top 97% of stocks by market capitalization. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Sub-Advisor. An investor may not invest directly in an index.
*	What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2021, and Acquired Fund Fees and Expenses of 0.79%. Please see the current prospectus dated February 28, 2020 for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.
+	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Prior to March 31, 2020, the ALPS | Red Rocks Global Opportunity Fund was known as the ALPS | Red Rocks Listed Private Equity Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

119 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund

Performance Update	October 31, 2020 (Unaudited)

Top Ten Holdings (as a % of Net Assets) †

HarbourVest Global Private Equity, Ltd.	6.22%
Pantheon International PLC Fund	5.25%
Liberty Broadband Corp.	4.03%
3i Group PLC	3.89%
HBM Healthcare Investments AG	3.71%
KKR & Co., Inc.	3.56%
HgCapital Trust PLC	3.25%
Intermediate Capital Group PLC	3.07%
IAC/InterActiveCorp	2.92%
Brederode SA	2.79%
Top Ten Holdings	38.69%

†	Holdings are subject to change and my not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

120 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund

Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
CLOSED-END FUNDS (26.55%)
HarbourVest Global Private Equity, Ltd.(a)	245,831	$5,497,146
HBM Healthcare Investments AG, Class A	11,400	3,275,340
HgCapital Trust PLC	746,000	2,875,824
ICG Enterprise Trust PLC	139,530	1,484,462
NB Private Equity Partners, Ltd.	164,050	2,162,561
Pantheon International PLC Fund(a)	164,622	4,638,591
Princess Private Equity Holding, Ltd.	137,643	1,580,611
Standard Life Private Equity Trust PLC	472,096	1,944,063

TOTAL CLOSED-END FUNDS
(Cost $19,539,317)		23,458,598

COMMON STOCKS (69.90%)
Communications (10.79%)
Media (10.79%)
GCI Liberty, Inc., Class A(a)	20,000	1,624,600
IAC/InterActiveCorp(a)	21,400	2,583,408
Liberty Broadband Corp., Class C(a)	25,100	3,556,921
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	51,200	1,769,984
		9,534,913

TOTAL COMMUNICATIONS		9,534,913

Consumer, Non-Cyclical (6.16%)
Healthcare-Products (4.75%)
Hologic, Inc.(a)	7,100	488,622
Koninklijke Philips NV(a)	19,100	884,647
Stryker Corp.	6,275	1,267,613
Thermo Fisher Scientific, Inc.	3,300	1,561,296
		4,202,178

Healthcare-Services (1.41%)
Chemed Corp.	2,600	1,243,632

TOTAL CONSUMER, NON-CYCLICAL		5,445,810

Diversified (1.67%)
Holding Companies-Diversified Operations (1.67%)
Schouw & Co. A/S	16,951	1,476,126

TOTAL DIVERSIFIED		1,476,126

Financials (33.55%)
Diversified Financial Services (18.86%)
Apollo Global Management, Inc.	31,000	1,142,660
Berkshire Hathaway, Inc., Class B(a)	6,600	1,332,540
Blackstone Group, Inc., Class A	47,000	2,369,740
Cannae Holdings, Inc.(a)	65,700	2,429,586
EXOR N.V.	21,700	1,128,979
	Shares	Value (Note 2)
Diversified Financial Services (continued)
Intermediate Capital Group PLC	178,400	$2,709,787
KKR & Co., Inc., Class A	92,100	3,145,215
Partners Group Holding AG	2,670	2,403,818
		16,662,325

Investment Companies (8.92%)
3i Group PLC	275,000	3,434,680
Ares Capital Corp.	85,000	1,175,550
Investor AB, B Shares	38,200	2,289,669
Kinnevik AB, B Shares	24,000	982,774
		7,882,673

Private Equity (4.05%)
Altamir	29,600	624,316
Brederode SA	29,952	2,463,124
Clairvest Group, Inc.	12,700	490,918
		3,578,358

Real Estate (1.72%)
Brookfield Asset Management, Inc., Class A	51,100	1,521,758

TOTAL FINANCIALS		29,645,114

Industrials (10.23%)
Aerospace & Defense (1.44%)
L3Harris Technologies, Inc.	7,900	1,272,769

Electronics (3.05%)
Fortive Corp.	13,400	825,440
Lagercrantz Group AB, B Shares	225,000	1,386,781
Vontier Corp.(a)	16,800	482,832
		2,695,053

Machinery-Diversified (1.07%)
IDEX Corp.	5,575	949,924

Miscellaneous Manufacturers (4.67%)
Carlisle Cos., Inc.	10,300	1,275,861
Colfax Corp.(a)	38,100	1,035,939
Danaher Corp.	7,900	1,813,366
		4,125,166

TOTAL INDUSTRIALS		9,042,912

Technology (4.80%)
Computers (1.39%)
Leidos Holdings, Inc.	14,800	1,228,400

Software (3.41%)
Constellation Software, Inc.	1,160	1,217,717

121 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund

Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
Software (continued)
Fidelity National Information Services, Inc.	14,400	$1,794,096
		3,011,813

TOTAL TECHNOLOGY		4,240,213

Utilities (2.70%)
Electric (2.03%)
Brookfield Infrastructure Partners LP	41,800	1,793,220

Gas (0.67%)
Brookfield Infrastructure Corp., Class A	10,788	587,623

TOTAL UTILITIES		2,380,843

TOTAL COMMON STOCKS
(Cost $54,487,407)		61,765,931

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (3.33%)
Money Market Fund (3.33%)
State Street Institutional Treasury Plus Money Market Fund	0.020%	2,947,365	2,947,365

TOTAL MONEY MARKET FUND			2,947,365

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,947,365)			2,947,365

TOTAL INVESTMENTS (99.78%)
(Cost $76,974,089)			$88,171,894

Other Assets In Excess Of Liabilities (0.22%)			194,666

NET ASSETS (100.00%)			$88,366,560

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

122 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund

Statement of Assets and Liabilities	October 31, 2020

ASSETS
Investments, at value	$88,171,894
Foreign currency, at value (Cost $41,780)	41,780
Receivable for investments sold	51,611
Receivable for shares sold	129,299
Dividends receivable	431,501
Prepaid expenses and other assets	14,366
Total Assets	88,840,451
LIABILITIES
Payable for investments purchased	359
Payable for shares redeemed	285,271
Investment advisory fees payable	67,867
Administration and transfer agency fees payable	44,501
Distribution and services fees payable	22,623
Trustees' fees and expenses payable	1,360
Professional fees payable	29,484
Custody fees payable	12,810
Accrued expenses and other liabilities	9,616
Total Liabilities	473,891
NET ASSETS	$88,366,560
NET ASSETS CONSIST OF
Paid-in capital	$79,803,730
Total distributable earnings	8,562,830
NET ASSETS	$88,366,560
INVESTMENTS, AT COST	$76,974,089
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$6.47
Net Assets	$15,580,344
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,406,971
Class A:
Net Asset Value, offering and redemption price per share	$6.45
Net Assets	$2,543,575
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	394,632
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$6.82
Class C:
Net Asset Value, offering and redemption price per share(a)	$5.98
Net Assets	$9,061,464
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,514,085
Class I:
Net Asset Value, offering and redemption price per share	$6.61
Net Assets	$55,950,000
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	8,469,554
Class R:
Net Asset Value, offering and redemption price per share	$5.23
Net Assets	$5,231,177
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	999,271

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

123 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund

Statement of Operations	For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends	$3,224,612
Foreign taxes withheld on dividends	(57,256)
Total Investment Income	3,167,356

EXPENSES
Investment advisory fees	1,166,796
Administrative fees	127,377
Transfer agency fees	161,100
Distribution and service fees
Investor Class	62,991
Class A	5,042
Class C	127,469
Class R	27,573
Professional fees	34,210
Reports to shareholders and printing fees	30,069
State registration fees	73,092
Insurance fees	2,940
Custody fees	39,168
Trustees' fees and expenses	8,212
Miscellaneous expenses	17,571
Total Expenses	1,883,610
Net Investment Income	1,283,746
Net realized gain on investments	10,767,212
Net realized gain on foreign currency transactions	10,331
Net Realized Gain	10,777,543
Net change in unrealized depreciation on investments	(22,157,211)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	28,533
Net Change in Unrealized Depreciation	(22,128,678)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(11,351,135)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,067,389)

See Notes to Financial Statements.

124 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019
OPERATIONS
Net investment income	$1,283,746	$3,375,093
Net realized gain	10,777,543	16,601,165
Net change in unrealized appreciation/(depreciation)	(22,128,678)	11,422,494
Net Increase/(Decrease) in Net Assets Resulting from Operations	(10,067,389)	31,398,752

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(3,586,004)	(1,366,268)
Class A	(115,589)	(1,424)
Class C	(2,358,134)	(682,401)
Class I	(19,020,392)	(7,051,747)
Class R	(961,289)	(235,847)
Net Decrease in Net Assets from Distributions	(26,041,408)	(9,337,687)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	5,255,428	6,040,727
Class A	3,213,948	1,245,481
Class C	641,538	797,221
Class I	26,449,314	45,545,121
Class R	883,978	1,188,158
Dividends reinvested
Investor Class	2,760,858	1,088,789
Class A	79,919	1,283
Class C	1,803,296	523,242
Class I	15,657,972	5,458,126
Class R	959,137	235,270
Shares redeemed, net of redemption fees
Investor Class	(12,347,153)	(21,243,636)
Class A	(1,413,331)	(572,568)
Class C	(6,439,102)	(5,843,300)
Class I	(100,944,449)	(99,688,970)
Class R	(1,261,496)	(1,010,240)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(64,700,143)	(66,235,296)

Net decrease in net assets	(100,808,940)	(44,174,231)

NET ASSETS
Beginning of year	189,175,500	233,349,731
End of year	$88,366,560	$189,175,500

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

See Notes to Financial Statements.

125 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(b)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$7.71	$6.79	$8.05	$6.29	$6.76
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.06	0.12	0.06	0.12	0.06
Net realized and unrealized gain/(loss)	(0.23)	1.09	(0.37)	1.74	(0.04)
Total from investment operations	(0.17)	1.21	(0.31)	1.86	0.02
DISTRIBUTIONS:
From net investment income	(0.60)	(0.06)	(0.70)	(0.10)	(0.22)
From net realized gains	(0.47)	(0.23)	(0.25)	–	(0.27)
Total distributions	(1.07)	(0.28)	(0.95)	(0.10)	(0.49)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)
Net increase/(decrease) in net asset value	(1.24)	0.92	(1.26)	1.76	(0.47)
Net asset value, end of year	$6.47	$7.71	$6.79	$8.05	$6.29
TOTAL RETURN(e)	(3.20)%	18.77%	(4.23)%	29.97%	0.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$15,580	$25,061	$35,775	$55,538	$128,920
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.47%	1.44%	1.40%	1.38%	1.47%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.47%	1.44%	1.40%	1.38%	1.47%
Ratio of net investment income to average net assets(f)	0.86%	1.71%	0.86%	1.63%	1.07%
Portfolio turnover rate(g)	41%	28%	29%	31%	30%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

126 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$7.67	$6.79	$7.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.04	0.20	0.01
Net realized and unrealized gain/(loss)	(0.20)	0.99	(0.45)
Total from investment operations	(0.16)	1.19	(0.44)

DISTRIBUTIONS:
From net investment income	(0.60)	(0.08)	–
From net realized gains	(0.47)	(0.23)	–
Total distributions	(1.07)	(0.31)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.01	–	–
Net increase/(decrease) in net asset value	(1.22)	0.88	(0.44)
Net asset value, end of year	$6.45	$7.67	$6.79
TOTAL RETURN(c)	(2.92)%	18.64%	(6.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,544	$790	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.51%	1.48%	1.48	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.51%	1.48%	1.48	%(e)
Ratio of net investment income to average net assets(d)	0.62%	2.74%	0.37	%(e)
Portfolio turnover rate(f)	41%	28%	29%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

127 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$7.25	$6.41	$7.66	$6.04	$6.53
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.01	0.06	0.01	0.06	0.03
Net realized and unrealized gain/(loss)	(0.22)	1.03	(0.34)	1.65	(0.03)
Total from investment operations	(0.21)	1.09	(0.33)	1.71	–
DISTRIBUTIONS:
From net investment income	(0.59)	(0.02)	(0.67)	(0.09)	(0.22)
From net realized gains	(0.47)	(0.23)	(0.25)	–	(0.27)
Total distributions	(1.06)	(0.25)	(0.92)	(0.09)	(0.49)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (c)	0.00 (c)	–	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(1.27)	0.84	(1.25)	1.62	(0.49)
Net asset value, end of year	$5.98	$7.25	$6.41	$7.66	$6.04
TOTAL RETURN(d)	(4.01)%	17.83%	(4.88)%	28.79%	0.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,061	$16,256	$18,847	$18,981	$14,784
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.22%	2.16%	2.12%	2.13%	2.16%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.22%	2.16%	2.12%	2.13%	2.16%
Ratio of net investment income to average net assets(e)	0.12%	0.86%	0.15%	0.83%	0.49%
Portfolio turnover rate(f)	41%	28%	29%	31%	30%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

128 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$7.84	$6.92	$8.18	$6.39	$6.83
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07	0.13	0.09	0.13	0.09
Net realized and unrealized gain/(loss)	(0.23)	1.10	(0.37)	1.76	(0.03)
Total from investment operations	(0.16)	1.23	(0.28)	1.89	0.06
DISTRIBUTIONS:
From net investment income	(0.60)	(0.08)	(0.73)	(0.10)	(0.23)
From net realized gains	(0.47)	(0.23)	(0.25)	–	(0.27)
Total distributions	(1.07)	(0.31)	(0.98)	(0.10)	(0.50)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(1.23)	0.92	(1.26)	1.79	(0.44)
Net asset value, end of year	$6.61	$7.84	$6.92	$8.18	$6.39
TOTAL RETURN(d)	(2.93)%	18.98%	(3.87)%	30.09%	1.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$55,950	$141,286	$174,034	$138,572	$180,892
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.22%	1.19%	1.15%	1.16%	1.18%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.22%	1.19%	1.15%	1.16%	1.18%
Ratio of net investment income to average net assets(e)	1.08%	1.80%	1.15%	1.85%	1.48%
Portfolio turnover rate(f)	41%	28%	29%	31%	30%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

129 | October 31, 2020

ALPS | Red Rocks Global Opportunity Fund – Class R

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$6.45	$5.75	$6.97	$5.48	$5.96
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.03	0.09	0.04	0.09	0.06
Net realized and unrealized gain/(loss)	(0.18)	0.90	(0.30)	1.50	(0.05)
Total from investment operations	(0.15)	0.99	(0.26)	1.59	0.01
DISTRIBUTIONS:
From net investment income	(0.60)	(0.06)	(0.71)	(0.10)	(0.22)
From net realized gains	(0.47)	(0.23)	(0.25)	–	(0.27)
Total distributions	(1.07)	(0.29)	(0.96)	(0.10)	(0.49)
Net increase/(decrease) in net asset value	(1.22)	0.70	(1.22)	1.49	(0.48)
Net asset value, end of year	$5.23	$6.45	$5.75	$6.97	$5.48
TOTAL RETURN(c)	(3.56)%	18.47%	(4.31)%	29.51%	0.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,231	$5,782	$4,684	$4,236	$2,852
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.68%	1.61%	1.57%	1.56%	1.63%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.68%	1.61%	1.57%	1.56%	1.63%
Ratio of net investment income to average net assets(d)	0.61%	1.51%	0.70%	1.43%	1.05%
Portfolio turnover rate(e)	41%	28%	29%	31%	30%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

130 | October 31, 2020

Clough China Fund

Management Commentary	October 31, 2020 (Unaudited)

The Clough China Fund (the “Fund”) had a net return of 31.65% for Class I, compared to 35.53% for the Morningstar China Index, for the fiscal year ending October 31, 2020. From an individual stock perspective, over the fiscal year Tencent Holdings Ltd., Alibaba Group Holding Ltd, Meituan, JD.com Inc. and Hong Kong Television Network Ltd. contributed the most to performance while China Life Insurance Co Ltd., ANTA Sports Products Ltd., CNOOC Ltd., Xtep International Holdings Ltd. and Applied Materials Inc. detracted the most.

Over this past fiscal year, the market has experienced volatility, rallying through January, selling off sharply through March due to the COVID-19 pandemic, and has since rebounded sharply as the economy has begun to recover.

The Fund’s top contributors for the year:

1.	Tencent Holdings Ltd. is China’s largest gaming and social networking platform and has historically been one of the largest positions in the Fund, as the company continued to deliver consistent revenue growth on the back of its dominant position as a gaming and social media giant. Tencent had a very strong pipeline of new games being released this year and has been a big beneficiary of its customers working from home.

2.	Alibaba Group Holding Ltd. has historically been one of the Fund’s larger positions given our belief in the Chinese consumer and the company’s dominant position in e-commerce. China is now the largest e-commerce market in the world as it accounts for 42% of global retail e-commerce transactions compared to the U.S.’s 24% share, according to a McKinsey Global Institute study. Similar to Tencent, Alibaba was also a big beneficiary of consumers working from home, as e-commerce adoption spiked across categories and geographies. Structurally, we are bullish Alibaba, especially as it is expected to make an initial public offering (“IPO”) its financial services arm, Ant Group Co Ltd., which has the potential to further unlock shareholder value. Alibaba had planned an IPO of Ant Group earlier this year, but the IPO was suspended due to regulatory hurdles. We expect the IPO is likely to occur once these hurdles have been addressed.

3.	Meituan has benefited as the leader in local consumer products and retail services in China. Food delivery, its biggest business, saw significant tailwinds from the pandemic. This market is huge, and they continue to execute very well in a duopoly market with Alibaba.

4.	Similar to Alibaba, JD.com Inc. has also benefited from the tailwinds that e-commerce has experienced this year. Moreover, JD’s lack of dependence on third-party logistics providers also helped it throughout the pandemic as many logistics providers had their operations disrupted. Furthermore, margins continue to improve which has helped the stock re-rate.

5.	Hong Kong Television Network Ltd. has also benefitted from the shift to online commerce. The long-term bull case hinges on the company’s consulting model enabling small businesses shift online.

The Fund’s top detractors for the year:

1.	At China Life Insurance Co. Ltd., we were excited by the potential of a re-rating story as new management tried to turn around the operations. However, the pandemic affected operations and had a negative impact on the stock.

2.	ANTA Sports Products Ltd. has historically performed well. However, this year ANTA was impacted by the pandemic driven slowdown in the overseas markets (e.g., Europe). The company also made operational changes to their distribution in China which negatively impacted the stock.

3.	CNOOC Ltd., in our opinion is one of the better run energy companies in China. However, the whole sector came under increased pressure as crude oil prices declined sharply as economies began to shut down in response to the pandemic and work from home became the norm.

4.	Xtep International Holdings Ltd. had the potential to re-rate similar to what ANTA Sports had done in the past few years, by building a brands platform through acquisitions. However, management has struggled to execute operationally, and we have exited the position.

5.	Applied Materials Inc. could be a very important stock if China is able to realize its ambitions of building their semiconductor manufacturing business. However, the stock has been volatile given the pandemic-driven slowdown as well as U.S.-China trade tensions.

We expect the Chinese markets are likely to have increasing potential to outperform. The country’s 4-5% gross domestic product (“GDP”) growth in 2020 stands out. China’s economy has been responsible for one third of global growth in recent years and its size is now approaching that of the U.S. China’s geopolitical relationship with other large nations is poor but its domestic market is so large, and it is growing at such a rate that global businesses simply have to be there to be relevant. We believe total decoupling is unlikely. Companies have spent the past 25 years building manufacturing and logistics in China, and no country offers the combination of high-quality labor, proximity to suppliers and a large local market. Apple Inc., for example, may find it difficult to replace China as the primary assembler of the iPhone.

We believe the profit cycle in China is strong. Urbanization is estimated to grow from approximately 65% of the population to 85%. The drive toward consumerism will continue and productivity gains from heavy technology investment will offset a slowing labor force. China’s productivity is 20% of the U.S. and has room to grow, and since productivity and profits are highly correlated, so are profits. Domestic savings rates are still high so China has no need for foreign capital, yet foreign investors will want to own Chinese assets. In mid-October, China issued a $6 billion bond offering which was 4-5 times oversubscribed. Coupon yields ranged from 0.40% for a 3-year note to 2.25% for a 30-year bond. Proceeds will go to China-based companies which need to access materials and pay for them in U.S. dollars.

131 | October 31, 2020

Clough China Fund

Management Commentary	October 31, 2020 (Unaudited)

The affluent Chinese consumer is, in our view, the key to the investment opportunity. World class companies in Internet and e-commerce services, healthcare and even industrial and construction equipment offer growth prospects increasingly unavailable in western economies burdened by high debt loads and declining working-age populations. Sales of cranes and construction equipment which have been declining for years are booming again as a more affluent population yearns to avoid manual labor. Reporting growth of 40-50% annually, they are replacing old machinery, taking share from companies such as Caterpillar Inc. and Japanese suppliers, and riding an export curve generated by China’s Belt and Road Initiative.

The flow of capital from both mainland China and foreign investors may well bolster the Hong Kong Exchanges & Clearing Ltd., a current holding in the Fund. Wall Street continues to strike up more deals with Chinese institutions. In our view, China is simply too weak in global financial services to go it alone and the purpose of the draconian securities law in Hong Kong is to assure political stability there. In return for the ability to operate their own mutual fund companies, U.S. financial companies appear willing to transfer their financial intellectual property. If Hong Kong is slated to be China’s Wall Street, the investment implications are huge. In the midst of trade wars, China is welcoming U.S. financial institutions to offer financial services with open arms. BlackRock Inc. is establishing joint ventures with Chinese state-owned banks, The Vanguard Group announced a financial center in Shanghai and JPMorgan Chase & Co. took on full ownership of a Chinese wealth management company.

Anupam Bose, Portfolio Manager
Chuck Clough, Portfolio Manager

Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Clough Capital Partners, LP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

132 | October 31, 2020

Clough China Fund

Performance Update	October 31, 2020 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2020)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2020)

	1 Year[5]	3 Year	5 Year	10 Year	Since Inception[1]	Total Expense Ratio	What You Pay[2]
Class I (NAV)	31.65%	3.51%	7.24%	4.87%	10.41%	1.66%	1.37%
Investor 3 (NAV)	31.35%	3.27%	6.98%	4.57%	10.01%	1.90%	1.62%
Class A (NAV)	31.30%	3.24%	6.96%	4.56%	10.00%	1.89%	1.62%
Class A (MOP)	24.07%	1.32%	5.76%	3.97%	9.59%
Class C (NAV)	30.34%	2.50%	6.18%	3.79%	9.19%	2.65%	2.37%
Class C (CDSC)	29.34%	2.50%	6.18%	3.79%	9.19%
Morningstar China Index[4]	35.53%	10.12%	12.66%	6.70%	11.83%

Performance data quoted represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Performance reflects the deduction of management fees and other applicable expenses and includes reinvested distributions and capital gains. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days. Performance shown does not include the redemption fee, which, if reflected, would reduce the performance quoted. For the most current month-end performance data please call 1.866.759.5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Contingent Deferred Sales Charge (CDSC) performance for Class C shares includes a 1.00% CDSC on Class C shares redeemed within 12 months of purchase. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had it been taken into account.

On January 15, 2010, the Old Mutual China Fund (the “Predecessor Fund”) was reorganized into the Clough China Fund (the “Fund”). The historical performance shown for periods prior to January 15, 2010 reflects the historical information for the Predecessor Fund. Clough Capital Partners did not serve as investment advisor or sub-advisor to the Predecessor Fund.

Performance for Class A shares prior to June 12, 2018 reflects the historical performance of the respective Fund’s Investor Class shares, calculated using the fees and expenses of Class A shares.

133 | October 31, 2020

Clough China Fund

Performance Update	October 31, 2020 (Unaudited)

[1]	Prior Fund Inception date of December 30, 2005.

[2]	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2021. Please see the prospectus dated February 28, 2020 for additional information. Effective August 18, 2020 the prospectus was supplemented with updated expense information.

[3]	Prior to December 1, 2017, Investor Class was known as Class A.

[4]	The Morningstar China Index measures the performance of China's equity markets targeting the top 97% of stocks by market capitalization. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. One may not invest directly in an index.

[5]	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The Fund is “non-diversified” and will generally be more volatile than diversified funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in China and Hong Kong involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

Top Ten Holdings (as a % of Net Assets) †

Alibaba Group Holding, Ltd.	14.79%
Tencent Holdings, Ltd.	14.63%
Meituan Dianping	6.23%
JD.com, Inc.	3.28%
Xinyi Glass Holdings, Ltd.	2.44%
China Construction Bank Corp.	2.41%
NetEase, Inc.	2.32%
Wuxi Biologics Cayman, Inc.	2.29%
Hong Kong Television Network, Ltd.	2.15%
New Oriental Education & Technology Group, Inc.	2.06%
Top Ten Holdings	52.60%

†	Holdings are subject to change. Calculated as a percent of net assets. Exposure figures reported include the notional value of total return swaps and exclude cash and cash equivalents.

Sector Allocation^ (as a % of Net Assets)

^	Holdings are subject to change. Calculated as a percent of net assets. Exposure figures reported include the notional value of total return swaps.

134 | October 31, 2020

Clough China Fund

Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
COMMON STOCKS (90.82%)
Communications (23.15%)
Entertainment Content (4.33%)
Bilibili, Inc., Sponsored ADR(a)	13,600	$607,512
NetEase, Inc., ADR(b)	10,825	939,502
Sea, Ltd., ADR(a)	1,300	205,010
		1,752,024

Internet Media & Services (16.11%)
Autohome, Inc., ADR	6,200	592,410
Tencent Holdings, Ltd.	77,500	5,921,438
		6,513,848

Telecommunications (2.71%)
21Vianet Group, Inc., ADR(a)	17,800	408,688
GDS Holdings, Ltd., ADR(a)	8,195	688,708
		1,097,396

TOTAL COMMUNICATIONS		9,363,268

Consumer Discretionary (34.71%)
Apparel & Textile Products (0.76%)
Samsonite International SA(a)	300,300	306,351

Automotive (0.78%)
BYD Co., Ltd., Class H	9,000	181,933
Geely Automobile Holdings, Ltd.	65,000	133,566
		315,499

Consumer Services (4.02%)
Cathay Media And Education Group, Inc.(a)	257,000	134,845
New Oriental Education & Technology Group, Inc., Sponsored ADR(a)(b)	5,200	833,976
TAL Education Group, ADR(a)(b)	9,900	657,954
		1,626,775

E-Commerce Discretionary (28.16%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)(b)	19,647	5,986,244
Hong Kong Television Network, Ltd.(a)	585,000	870,846
JD.com, Inc., ADR(a)	16,300	1,328,776
Meituan, Class B(a)	67,600	2,520,073
Pinduoduo, Inc., ADR(a)	7,600	683,848
		11,389,787

Retail - Discretionary (0.99%)
Li Ning Co., Ltd.	77,343	403,107

TOTAL CONSUMER DISCRETIONARY		14,041,519
	Shares	Value (Note 2)
Consumer Staples (0.86%)
Retail - Consumer Staples (0.86%)
Sun Art Retail Group, Ltd.	320,585	$347,336

TOTAL CONSUMER STAPLES		347,336

Energy (1.17%)
Renewable Energy (1.17%)
Xinyi Solar Holdings, Ltd.	260,000	474,980

TOTAL ENERGY		474,980

Financials (9.56%)
Banking (4.71%)
Bank of China, Ltd., Class H	1,202,437	379,803
China Construction Bank Corp., Class H	1,417,080	976,529
Industrial & Commercial Bank of China, Ltd., Class H	961,967	546,267
		1,902,599

Institutional Financial Services (1.48%)
Hong Kong Exchanges and Clearing, Ltd.	12,500	598,984

Insurance (3.37%)
AIA Group, Ltd.	59,792	569,051
China Life Insurance Co., Ltd., Class H	128,404	280,168
Ping An Insurance Group Co. of China, Ltd., Class H	49,765	514,554
		1,363,773

TOTAL FINANCIALS		3,865,356

Health Care (5.54%)
Biotech & Pharma (3.25%)
Alphamab Oncology(a)(c)	124,099	251,244
Moderna, Inc.(a)	10,030	676,724
Zai Lab, Ltd., ADR(a)	4,720	387,276
		1,315,244

Health Care Facilities & Services (2.29%)
Wuxi Biologics Cayman, Inc.(a)	33,000	926,763

TOTAL HEALTH CARE		2,242,007

Materials (2.90%)
Construction Materials (2.44%)
Xinyi Glass Holdings, Ltd.	450,000	988,217

135 | October 31, 2020

Clough China Fund

Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
Metals & Mining (0.46%)
Zhaojin Mining Industry Co., Ltd., Class H	144,000	$186,416

TOTAL MATERIALS		1,174,633

Real Estate (5.14%)
Real Estate Owners & Developers (2.92%)
KWG Group Holdings, Ltd.	422,000	559,610
Longfor Group Holdings, Ltd.	34,000	186,290
Shimao Group Holdings, Ltd.	123,000	435,704
		1,181,604

Real Estate Services (2.22%)
KWG Living Group Holdings, Ltd.(a)	294,067	230,626
Powerlong Commercial Management Holdings, Ltd.	219,000	598,942
Shimao Services Holdings, Ltd.(a)	31,606	67,676
		897,244

TOTAL REAL ESTATE		2,078,848

Technology (7.79%)
Semiconductors (4.45%)
Infineon Technologies AG	4,908	136,644
Lam Research Corp.(b)	665	227,483
Qorvo, Inc.(a)	3,880	494,157
Renesas Electronics Corp.(a)	24,500	202,239
Skyworks Solutions, Inc.	1,440	203,458
Taiwan Semiconductor Manufacturing Co., Ltd.	15,000	226,945
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	3,700	310,319
		1,801,245

Technology Hardware (3.34%)
Apple, Inc.	5,570	606,350
Lumentum Holdings, Inc.(a)	2,600	214,994
Silergy Corp.	3,000	184,959
Xiaomi Corp., Class B(a)	120,400	342,422
		1,348,725

TOTAL TECHNOLOGY		3,149,970

TOTAL COMMON STOCKS
(Cost $24,593,610)		36,737,917
		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.15%)
Money Market Fund (2.15%)
Blackrock Liquidity Funds, T-Fund	0.040%	869,747	$869,747

TOTAL SHORT TERM INVESTMENTS
(Cost $869,747)			869,747

TOTAL INVESTMENTS (92.97%)
(Cost $25,463,357)			$37,607,664

Other Assets In Excess Of Liabilities (7.03%)(d)			2,843,204

NET ASSETS (100.00%)			$40,450,868

(a)	Non-Income Producing Security.

(b)	Security, or portion of security, is being held as collateral for total return swap contracts aggregating a total market value of $1,976,834.

(c)	Security, or a portion of security, is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2020, the aggregate market value of those securities was $6,879, representing 0.02% of net assets.

(d)	Includes cash which is being held as collateral for total return swap contracts in the amount of $1,028,977.

136 | October 31, 2020

Clough China Fund

Statement of Investments	October 31, 2020

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Appreciation
Morgan Stanley	C&S Paper Co., Ltd.	$295,967	1D FEDEF + 255 BPS	1/3/2022	$304,195	$8,228
Morgan Stanley	China International Travel SER	368,816	1D FEDEF + 250 BPS	1/3/2022	573,838	205,022
Morgan Stanley	Contemporary Amperex Technology Co., Ltd.	117,690	1D FEDEF + 250 BPS	1/3/2022	147,560	29,870
Morgan Stanley	Kweichow Moutai Co., Ltd.	540,199	1D FEDEF + 250 BPS	1/3/2022	707,120	166,921
Morgan Stanley	Luxshare Precision Industry Co., Ltd.	539,409	1D FEDEF + 250 BPS	1/3/2022	747,196	207,787
Morgan Stanley	Proya Cosmetics Co., Ltd.	188,363	1D FEDEF + 250 BPS	1/3/2022	201,525	13,162
Morgan Stanley	Sany Heavy Industry Co., Ltd.	435,656	1D FEDEF + 250 BPS	1/3/2022	601,480	165,824
Morgan Stanley	Shenzhen Mindray Bio-Med Electronics Co., Ltd.	178,966	1D FEDEF + 250 BPS	1/3/2022	254,010	75,044
Morgan Stanley	Wuliangye Yibin Co., Ltd.	471,354	1D FEDEF + 255 BPS	1/3/2022	532,448	61,094
		$3,136,420			$4,069,372	$932,952

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Depreciation
Morgan Stanley	Guangdong Haid Group Co., Ltd.	$412,457	1D FEDEF + 250 BPS	2/11/2021	$401,086	$(11,371)
Morgan Stanley	Jiangsu Yuyue Medical Equipment & Supply Co., Ltd.	170,630	1D FEDEF + 250 BPS	1/3/2022	157,212	(13,418)
Morgan Stanley	Zhongji Innolight Co., Ltd.	195,551	1D FEDEF + 250 BPS	2/11/2021	162,368	(33,183)
Morgan Stanley	Zoomlion Heavy Industry Science & Tech, Ltd.	497,513	1D FEDEF + 255 BPS	1/3/2022	465,413	(32,100)
		$1,276,151			$1,186,079	$(90,072)

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the Fund. For the short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate received by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate received by the Fund.

*	Payments made when swap contract closes.

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

137 | October 31, 2020

Clough China Fund

Statement of Assets and Liabilities	October 31, 2020

ASSETS
Investments, at value	$37,607,664
Cash	11,861
Foreign currency, at value (Cost $737,067)	736,846
Unrealized appreciation on total return swap contracts	932,952
Receivable for investments sold	278,213
Receivable for shares sold	9,459
Receivable due from broker for total return swap contracts	31,153
Cash collateral pledged for total return swap contracts (Note 3)	1,028,977
Dividends receivable	25,237
Prepaid expenses and other assets	10,447
Total Assets	40,672,809
LIABILITIES
Payable for investments purchased	11,704
Unrealized depreciation on total return swap contracts	90,072
Investment advisory fees payable	26,168
Administration and transfer agency fees payable	27,742
Distribution and services fees payable	3,623
Trustees' fees and expenses payable	548
Professional fees payable	26,236
Accrued expenses and other liabilities	35,848
Total Liabilities	221,941
NET ASSETS	$40,450,868
NET ASSETS CONSIST OF
Paid-in capital	$26,878,752
Total distributable earnings	13,572,116
NET ASSETS	$40,450,868
INVESTMENTS, AT COST	$25,463,357
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$25.09
Net Assets	$10,626,033
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	423,569
Class A:
Net Asset Value, offering and redemption price per share	$25.07
Net Assets	$2,044,123
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	81,524
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$26.53
Class C:
Net Asset Value, offering and redemption price per share(a)	$23.05
Net Assets	$1,112,741
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	48,266
Class I:
Net Asset Value, offering and redemption price per share	$25.98
Net Assets	$26,667,971
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,026,542

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

138 | October 31, 2020

Clough China Fund

Statement of Operations	For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends	$441,641
Foreign taxes withheld on dividends	(20,636)
Total Investment Income	421,005

EXPENSES
Investment advisory fees	466,540
Administrative fees	79,057
Transfer agency fees	22,135
Distribution and service fees
Investor Class	24,680
Class A	3,737
Class C	15,497
Professional fees	30,352
Reports to shareholders and printing fees	4,987
State registration fees	55,181
Insurance fees	549
Custody fees	28,450
Trustees' fees and expenses	2,080
Miscellaneous expenses	16,298
Total Expenses	749,543
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(28,455)
Class A	(3,601)
Class C	(4,818)
Class I	(73,774)
Net Expenses	638,895
Net Investment Loss	(217,890)
Net realized gain on investments	587,744
Net realized gain on total return swap contracts	969,878
Net realized gain on foreign currency transactions	8,109
Net Realized Gain	1,565,731
Net change in unrealized appreciation on investments	8,209,018
Net change in unrealized appreciation on total return swap contracts	510,137
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	517
Net Change in Unrealized Appreciation	8,719,672
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,285,403
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,067,513

See Notes to Financial Statements.

139 | October 31, 2020

Clough China Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
OPERATIONS
Net investment income/(loss)	$(217,890)	$278,785
Net realized gain	1,565,731	3,563,330
Net change in unrealized appreciation/(depreciation)	8,719,672	(1,382,314)
Net Increase in Net Assets Resulting from Operations	10,067,513	2,459,801

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(1,009,421)	(924,319)
Class A	(138,883)	(563)
Class C	(187,446)	(340,281)
Class I	(2,056,110)	(1,650,937)
Net Decrease in Net Assets from Distributions	(3,391,860)	(2,916,100)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)

Shares sold
Investor Class	566,840	419,226
Class A	660,972	1,592,398
Class C	41,193	91,411
Class I	960,060	611,542
Dividends reinvested
Investor Class	566,209	545,342
Class A	74,412	563
Class C	107,944	184,852
Class I	1,967,974	1,573,403
Shares redeemed, net of redemption fees
Investor Class	(2,835,340)	(2,071,339)
Class A	(354,229)	(115,254)
Class C	(1,207,676)	(2,553,148)
Class I	(2,972,486)	(1,409,415)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(2,424,127)	(1,130,419)

Net increase/(decrease) in net assets	4,251,526	(1,586,718)

NET ASSETS
Beginning of year	36,199,342	37,786,060
End of year	$40,450,868	$36,199,342

See Notes to Financial Statements.

140 | October 31, 2020

Clough China Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$20.96		$21.36	$27.22	$21.07	$21.74
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.16)		0.13	(0.08)	0.08	0.04
Net realized and unrealized gain/(loss)	6.30		1.16	(5.71)	6.09	(0.40)
Total from investment operations	6.14		1.29	(5.79)	6.17	(0.36)
DISTRIBUTIONS:
From net investment income	(0.38)		–	(0.07)	(0.02)	(0.31)
From net realized gains	(1.63)		(1.69)	–	–	–
Total distributions	(2.01)		(1.69)	(0.07)	(0.02)	(0.31)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	–	0.00 (c)	–	0.00 (c)
Net increase/(decrease) in net asset value	4.13		(0.40)	(5.86)	6.15	(0.67)
Net asset value, end of year	$25.09		$20.96	$21.36	$27.22	$21.07
TOTAL RETURN(d)	31.24%		6.61%	(21.32)%	29.32%	(1.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,626		$10,633	$11,879	$17,523	$18,358
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.16%		2.23%	2.10%	2.05%	2.04%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.87	%(e)	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income/(loss) to average net assets	(0.74)%		0.61%	(0.30)%	0.34%	0.18%
Portfolio turnover rate(f)	120%		344%	131%	71%	126%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Effective August 18, 2020, the net expense limitation agreement changed from 1.95% to 1.60%. Refer to Note 8.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

141 | October 31, 2020

Clough China Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$20.95		$21.36	$29.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.17)		0.56	0.14
Net realized and unrealized gain/(loss)	6.30		0.72	(8.73)
Total from investment operations	6.13		1.28	(8.59)

DISTRIBUTIONS:
From net investment income	(0.38)		–	–
From net realized gains	(1.63)		(1.69)	–
Total distributions	(2.01)		(1.69)	–

Net increase/(decrease) in net asset value	4.12		(0.41)	(8.59)
Net asset value, end of year	$25.07		$20.95	$21.36
TOTAL RETURN(b)	31.20%		6.56%	(28.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,044		$1,404	$7
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.09%		2.22%	2.22	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.85	%(d)	1.95%	1.95	%(c)
Ratio of net investment income/(loss) to average net assets	(0.77)%		2.68%	1.47	%(c)
Portfolio turnover rate(e)	120%		344%	131%

(a)	Calculated using the average shares method.

(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.

(d)	Effective August 18, 2020, the net expense limitation agreement changed from 1.95% to 1.60%. Refer to Note 8.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

142 | October 31, 2020

Clough China Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
Net asset value, beginning of period	$19.52		$20.14	$25.80	$20.10		$20.72
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.29)		(0.14)	(0.28)	(0.12	)(b)	(0.10)
Net realized and unrealized gain/(loss)	5.80		1.21	(5.38)	5.82		(0.39)
Total from investment operations	5.51		1.07	(5.66)	5.70		(0.49)
DISTRIBUTIONS:
From net investment income	(0.35)		–	–	–		(0.13)
From net realized gains	(1.63)		(1.69)	–	–		–
Total distributions	(1.98)		(1.69)	–	–		(0.13)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	–	–	0.00	(c)	0.00 (c)
Net increase/(decrease) in net asset value	3.53		(0.62)	(5.66)	5.70		(0.62)
Net asset value, end of year	$23.05		$19.52	$20.14	$25.80		$20.10
TOTAL RETURN(d)	30.22%		5.85%	(21.94)%	28.36%		(2.34)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,113		$1,968	$4,245	$6,610		$8,352
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.96%		2.98%	2.85%	2.85%		2.83%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.65	%(e)	2.70%	2.70%	2.70%		2.70%
Ratio of net investment loss to average net assets	(1.49)%		(0.69)%	(1.07)%	(0.54)%		(0.52)%
Portfolio turnover rate(f)	120%		344%	131%	71%		126%

(a)	Calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Effective August 18, 2020, the net expense limitation agreement changed from 2.70% to 2.35%. Refer to Note 8.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

143 | October 31, 2020

Clough China Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$21.59		$21.90	$27.92	$21.60	$22.28
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.10)		0.20	(0.05)	0.15	0.09
Net realized and unrealized gain/(loss)	6.51		1.18	(5.83)	6.23	(0.39)
Total from investment operations	6.41		1.38	(5.88)	6.38	(0.30)
DISTRIBUTIONS:
From net investment income	(0.39)		–	(0.14)	(0.06)	(0.38)
From net realized gains	(1.63)		(1.69)	–	–	–
Total distributions	(2.02)		(1.69)	(0.14)	(0.06)	(0.38)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	0.00 (b)	0.00 (b)
Net increase/(decrease) in net asset value	4.39		(0.31)	(6.02)	6.32	(0.68)
Net asset value, end of year	$25.98		$21.59	$21.90	$27.92	$21.60
TOTAL RETURN(c)	31.60%		6.87%	(21.17)%	29.64%	(1.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$26,668		$22,195	$21,655	$35,191	$33,605
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.93%		1.99%	1.86%	1.83%	1.82%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.62	%(d)	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income/(loss) to average net assets	(0.46)%		0.93%	(0.17)%	0.61%	0.46%
Portfolio turnover rate(e)	120%		344%	131%	71%	126%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Effective August 18, 2020, the net expense limitation agreement changed from 1.70% to 1.35%. Refer to Note 8.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

144 | October 31, 2020

RiverFront Global Allocation Series

Management Commentary	October 31, 2020 (Unaudited)

Year in Review (November 2019 – October 2020):

The first quarter of 2020 presented one of the most volatile market regimes that we have ever encountered as portfolio managers. In mid-March, implied volatility touched a closing all-time high, even briefly surpassing the implied volatility experienced during the financial crisis in 2008. Equity markets around the world faltered, including markets in the United States as the S&P 500 was down over 30% from peak to trough. High yield spreads blew out and the travel, energy and hospitality segments were particularly hard hit. There was a downward shock in the demand for oil, which was paired with an ill-timed supply-side price war between Saudi Arabia, Russia and other oil producing states. These dynamics sent oil prices and energy company valuations into a downward spiral. On April 20, the West Texas Intermediate May futures contract plunged into negative territory as storage capacity was scarce and speculators were forced to exit long positions. At the heart of these economic and market shocks has been the COVID-19 pandemic. While the world has grappled with previous outbreaks of contagious diseases, such as SARS, H1N1, and MERS, COVID-19 has proven uniquely difficult to address given its relative ease of transmissibility and high mortality rate. Given these features of COVID-19, nations around the world have scrambled to increase production of personal protective equipment and hospital capacity while also enacting other containment measures.

While the first quarter of 2020 was plagued with the COVID-19 pandemic and the resulting market fallout, the period between April and October of 2020 provided one of the quickest market recoveries in stock market history. Containment measures, such as social distancing, wearing masks and forced closure of certain businesses, have helped reduce the impact of the outbreak but have not eradicated the virus. Preventive measures seem to have had relative success in countries like Korea and Taiwan, but the virus continues to ravage certain other countries like Brazil and new waves of the virus have caused some Western European nations to “shut-down” again. While the COVID-19 crisis is not over, the markets have generally seen through any doomsday scenario and are looking ahead to earnings recoveries in the second half of 2020 and beyond. Political uncertainty around a potential “Blue Wave” also had markets worried towards the end of October, but those fears seem to have abated. Moreover, swift Fed action to buoy markets and ensure liquidity, coupled with unprecedented fiscal stimulus out of Washington, supported valuations considerably. The market has also recognized that certain companies and sectors not only are relatively better positioned to weather the COVID-19 storm but are actually benefiting from it.

When examining only broad market indices such as the S&P 500, the recovery has seemed very “V” shaped. However, there are large sector and individual stock performance discrepancies that would characterize the market recovery as more “K” shaped once you parse the data. For instance, through October 31, 2020, broad US Equities were up 11% YTD (after being down over 30% YTD in March). However, there was large sector performance dispersion. The technology sector was up 33% and consumer discretionary was up -23% over the same period. Underperformers include the energy sector which was down 47%, financials were down 16%, and real estate was also down 5%. This large performance discrepancy has also driven broad, capitalization-weighted indices to be very technology heavy and more skewed towards mega-cap companies. For instance, the technology sector now makes up 36.5% of the S&P 500. Apple is now 6.7% of the index with Microsoft and Amazon at 5.7% and 4.9% respectively.

High yield spreads continue to compress, going from 8.8% at the end of March to 5.3% at the end of October. These are still elevated levels as high yield spreads were only 3.6% at the end of 2019. Oil prices have recovered somewhat since Q1 (from $14.10 to $35.64) but are still considerably lower than the levels of 2019 (i.e. above $50 a barrel). Developed International Equities have underperformed US Equities by over 11% since the end of March with Emerging Market Equities outperforming US Equities by about 4%.

When examining the full trailing twelve months, the S&P 500 was up 9%. Emerging Market Equities were up 8% and Developed International Equities trailed significantly (down about 7%). Broad Core Fixed Income was up 6% and High Yield was up 2%.

Outlook:

Going forward, we expect stocks to rise over the next 12-18 months, recognizing that short-term risk remains high with continued COVID-19 concerns. From a selection standpoint, we believe asset classes and stocks that can deliver growth should continue to be valued at a premium to their peers.

There are several potential catalysts on the near-term horizon including another stimulus bill, further advances in COVID-19 treatment and Q4 earnings season. From a macro standpoint, we believe that low interest rates and accommodative policy will continue to provide support for stocks globally. Thus, we believe that domestic and international equities provide relatively attractive long-term return potential relative to fixed income alternatives.

International equities have long been awaiting a positive catalyst to help drive relative performance versus US stocks. While fears of additional shut-down protocols increase as case counts mount in both the US and across Europe, economic fallout from the first wave of the virus have sparked historic levels of fiscal and monetary stimulus from US, European and Asian policy makers, and we believe there will be additional stimulus in the future. Monetary supply is now growing in most major economies of the world, a positive for stocks in our opinion. On the currency front, we remain of the view that the US dollar may have reached a structural peak.

TTM Attribution

RiverFront Asset Allocation Moderate

The top themes that contributed to and detracted from performance over the last twelve months are listed below:

Contributors:

●	Overweight allocation to international equities
●	Selection within international equities

145 | October 31, 2020

RiverFront Global Allocation Series

Management Commentary	October 31, 2020 (Unaudited)

Detractors:

●	Selection within US equities

●	Selection within core fixed income

RiverFront Asset Allocation Growth and Income

The top themes that contributed to and detracted from performance over the last twelve months are listed below:

Contributors:

●	Overweight allocation to domestic equities

●	Selection within international equities

●	Underweight allocation to core fixed income

Detractors:

●	Selection within US equities

●	Selection within core fixed income

●	Overweight allocation to high yield bonds

RiverFront Asset Allocation Aggressive

The top themes that contributed and detracted from performance in the quarter are listed below:

Contributors:

●	Overweight allocation to emerging market equities

●	Selection within developed international equities

●	Allocation to cash

Detractors:

●	Selection within US equities

●	Selection within emerging market equities

●	Overweight allocation to developed international equities

Scott Hays, CFA

Senior Portfolio Manager

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., RiverFront Investment Group, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Barclays U.S. Short Treasury Index is composed of bonds of investment grade with a maturity between one and three years.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

146 | October 31, 2020

RiverFront Asset Allocation Aggressive

Performance Update	October 31, 2020 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2020)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2020)

	1 Year	3 Years	5 Years	10 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-0.33%	-0.75%	3.44%	4.96%	7.29%	1.16%	1.16%
Class A (NAV)	-0.33%	-0.75%	3.44%	4.97%	7.28%	1.16%	1.16%
Class A (MOP)	-5.83%	-2.60%	2.28%	4.38%	6.77%
Class C (NAV)	-1.04%	-1.46%	2.68%	4.19%	6.50%	1.91%	1.91%
Class C (CDSC)	-2.01%	-1.46%	2.68%	4.19%	6.50%
Class I (NAV)	-0.02%	-0.47%	3.71%	5.23%	7.55%	0.91%	0.91%
Investor II (NAV)	-0.33%	-0.77%	3.43%	4.96%	7.27%	1.16%	1.16%
Class L1 (NAV)	-0.11%	-0.50%	3.70%	5.23%	7.55%	0.91%	0.91%
Morningstar Global Markets Index[2]	4.22%	5.08%	7.90%	7.90%	10.56%
S&P 500® Total Return Index[3]	9.71%	10.42%	11.71%	13.01%	13.30%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. Performance less than 1 year is cumulative.

147 | October 31, 2020

RiverFront Asset Allocation Aggressive

Performance Update	October 31, 2020 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

The Investor Class, Class A, Class C, I and L shares performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Institutional Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The Investor II Class performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Investor Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

[1]	Prior to close of business on September 24, 2010, Class L was known as Institutional Class of the Baird Funds, Inc. - RiverFront Long-Term Growth Fund.

[2]	The Morningstar Global Market Index measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[3]	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of October 28, 2008 for Investor Class II and Class L; Fund Inception date September 27, 2010 for Investor Class and Classes C and I; Fund Inception date June 12, 2018 for Class A.

*	What You Pay reflects Acquired Fund Fees and Expenses of 0.66%. Please see the prospectus dated February 28, 2020 for additional information.

#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Dividend Advantage ETF	30.77%
RiverFront Dynamic US Flex-Cap ETF	30.23%
First Trust RiverFront Dynamic Developed International ETF	14.78%
First Trust RiverFront Dynamic Emerging Markets ETF	11.99%
First Trust RiverFront Dynamic Europe ETF	6.32%
First Trust RiverFront Dynamic Asia Pacific ETF	3.41%
Top Ten Holdings	97.50%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

148 | October 31, 2020

RiverFront Asset Allocation Growth & Income

Performance Update	October 31, 2020 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2020)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2020)

	1 Year	3 Years	5 Years	10 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	0.27%	0.89%	4.35%	5.49%	5.98%	1.10%	1.10%
Class A (NAV)	0.28%	0.89%	4.35%	5.49%	5.98%	1.10%	1.10%
Class A (MOP)	-5.25%	-0.99%	3.17%	4.90%	5.40%
Class C (NAV)	-0.44%	0.15%	3.57%	4.70%	5.18%	1.85%	1.85%
Class C (CDSC)	-1.42%	0.15%	3.57%	4.70%	5.18%
Class I (NAV)	0.46%	1.12%	4.60%	5.75%	6.23%	0.85%	0.85%
Morningstar Global Markets Index[1]	4.22%	5.08%	7.90%	7.90%	8.45%
Bloomberg Barclays US Aggregate Bond Index[2]	6.19%	5.06%	4.08%	3.55%	3.66%
70% Morningstar Global Markets Index / 30% Bloomberg Barclays US Aggregate Bond[1,2]	5.38%	5.42%	6.99%	6.81%	7.23%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

149 | October 31, 2020

RiverFront Asset Allocation Growth & Income

Performance Update	October 31, 2020 (Unaudited)

[1]	The Morningstar Global Market Index measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.

*	What You Pay reflects Acquired Fund Fees and Expenses of 0.60%. Please see the prospectus dated February 28, 2020 for additional information.

#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Dividend Advantage ETF	33.73%
RiverFront Dynamic Core Income ETF	22.41%
First Trust RiverFront Dynamic Developed International ETF	15.46%
RiverFront Dynamic US Flex-Cap ETF	12.77%
First Trust RiverFront Dynamic Emerging Markets ETF	8.51%
Riverfront Strategic Income Fund	2.95%
RiverFront Dynamic Unconstrained Income ETF	1.88%
Top Ten Holdings	97.71%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

150 | October 31, 2020

RiverFront Asset Allocation Moderate

Performance Update	October 31, 2020 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2020)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2020)

	1 Year	3 Years	5 Years	10 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	1.95%	2.80%	4.50%	5.17%	5.42%	1.03%	1.03%
Class A (NAV)	1.96%	2.80%	4.50%	5.17%	5.42%	1.03%	1.03%
Class A (MOP)	-3.66%	0.87%	3.32%	4.58%	4.84%
Class C (NAV)	1.21%	2.02%	3.73%	4.38%	4.63%	1.78%	1.78%
Class C (CDSC)	0.21%	2.02%	3.73%	4.38%	4.63%
Class I (NAV)	2.19%	3.05%	4.78%	5.43%	5.68%	0.78%	0.78%
S&P 500® Total Return Index[1]	9.71%	10.42%	11.71%	13.01%	13.29%
Bloomberg Barclays US Aggregate Bond Index[2]	6.19%	5.06%	4.08%	3.55%	3.66%
Morningstar Developed Markets ex-North America Index[3]	-5.92%	-1.03%	3.15%	4.14%	4.77%
10% Mstar Developed ex-NA / 40% S&P 500 /50% Bbg Barclay US Agg[1,2,3]	6.97%	6.97%	7.28%	7.58%	7.82%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

151 | October 31, 2020

RiverFront Asset Allocation Moderate

Performance Update	October 31, 2020 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[3]	The Morningstar Developed Markets ex-North America Index measures the performance of companies in developed markets ex-North America. It covers approximately 97% of the full market capitalization in the Developed Markets ex-North America. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.

*	What You Pay reflects Acquired Fund Fees and Expenses of 0.53%. Please see the prospectus dated February 28, 2020 for additional information.

#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic Core Income ETF	41.75%
RiverFront Dynamic US Dividend Advantage ETF	34.61%
RiverFront Dynamic US Flex-Cap ETF	11.00%
First Trust RiverFront Dynamic Developed International ETF	5.32%
Riverfront Strategic Income Fund	2.97%
RiverFront Dynamic Unconstrained Income ETF	1.83%
Top Ten Holdings	97.48%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

152 | October 31, 2020

RiverFront Asset Allocation Aggressive

Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (97.52%)
Equity (97.52%)
First Trust RiverFront Dynamic Asia Pacific ETF(a)	15,772	$783,725
First Trust RiverFront Dynamic Developed International ETF(a)	62,181	3,394,461
First Trust RiverFront Dynamic Emerging Markets ETF(a)	45,089	2,753,585
First Trust RiverFront Dynamic Europe ETF(a)	26,092	1,451,594
RiverFront Dynamic US Dividend Advantage ETF(a)	210,946	7,066,248
RiverFront Dynamic US Flex-Cap ETF(a)	203,304	6,940,799
		22,390,412
TOTAL EXCHANGE TRADED FUNDS
(Cost $21,928,642)		22,390,412

7-Day Yield		Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.10%)
Money Market Fund (1.10%)
State Street Institutional Treasury Plus Money Market Fund	0.020%	253,098	253,098

TOTAL MONEY MARKET FUND			253,098

TOTAL SHORT-TERM INVESTMENTS
(Cost $253,098)			253,098

TOTAL INVESTMENTS (98.62%)
(Cost $22,181,740)			$22,643,510

Other Assets In Excess Of Liabilities (1.38%)			317,570

NET ASSETS (100.00%)			$22,961,080

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

153 | October 31, 2020

RiverFront Asset Allocation Growth & Income

Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (97.72%)
Debt (27.24%)
RiverFront Dynamic Core Income ETF(a)	512,556	$13,323,893
RiverFront Dynamic Unconstrained Income ETF(a)	44,608	1,120,785
Riverfront Strategic Income Fund(a)	71,427	1,752,818
		16,197,496
Equity (70.48%)
First Trust RiverFront Dynamic Developed International ETF(a)	168,369	9,191,264
First Trust RiverFront Dynamic Emerging Markets ETF(a)	82,895	5,062,398
RiverFront Dynamic US Dividend Advantage ETF(a)	598,807	20,058,777
RiverFront Dynamic US Flex-Cap ETF(a)	222,454	7,594,579
		41,907,018
TOTAL EXCHANGE TRADED FUNDS
(Cost $54,855,503)		58,104,514

7-Day Yield		Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (2.41%)
Money Market Fund (2.41%)
State Street Institutional Treasury Plus Money Market Fund	0.020%	1,433,308	1,433,308

TOTAL MONEY MARKET FUND			1,433,308

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,433,308)			1,433,308

TOTAL INVESTMENTS (100.13%)
(Cost $56,288,811)			$59,537,822

Liabilities In Excess Of Other Assets (-0.13%)			(76,597)

NET ASSETS (100.00%)			$59,461,225

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

154 | October 31, 2020

RiverFront Asset Allocation Moderate

Statement of Investments	October 31, 2020

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (97.48%)
Debt (46.55%)
RiverFront Dynamic Core Income ETF(a)	754,052	$19,601,582
RiverFront Dynamic Unconstrained Income ETF(a)	34,164	858,377
Riverfront Strategic Income Fund(a)	56,837	1,394,780
		21,854,739
Equity (50.93%)
First Trust RiverFront Dynamic Developed International ETF(a)	45,791	2,499,730
RiverFront Dynamic US Dividend Advantage ETF(a)	485,001	16,246,515
RiverFront Dynamic US Flex-Cap ETF(a)	151,255	5,163,846
		23,910,091
TOTAL EXCHANGE TRADED FUNDS
(Cost $42,984,897)		45,764,830

7-Day Yield		Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (2.61%)
Money Market Fund (2.61%)
State Street Institutional Treasury Plus Money Market Fund	0.020%	1,223,124	1,223,124

TOTAL MONEY MARKET FUND			1,223,124

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,223,124)			1,223,124

TOTAL INVESTMENTS (100.09%)
(Cost $44,208,021)			$46,987,954

Liabilities In Excess Of Other Assets (-0.09%)			(41,763)

NET ASSETS (100.00%)			$46,946,191

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

155 | October 31, 2020

RiverFront Global Allocation Series

Statements of Assets and Liabilities	October 31, 2020

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate
ASSETS
Investments, at value	$253,098	$1,433,308	$1,223,124
Investments in affiliates, at value	22,390,412	58,104,514	45,764,830
Receivable for investments sold	347,328	–	–
Receivable for shares sold	1,570	744	282
Dividends and interest receivable	8	16	14
Total Assets	22,992,416	59,538,582	46,988,250
LIABILITIES
Payable for shares redeemed	17,400	36,700	4,699
Unitary administrative fees payable	10,234	25,913	20,242
Distribution and services fees payable	3,702	14,744	17,118
Total Liabilities	31,336	77,357	42,059
NET ASSETS	$22,961,080	$59,461,225	$46,946,191
NET ASSETS CONSIST OF
Paid-in capital	$25,664,408	$63,529,188	$46,036,058
Total distributable earnings	(2,703,328)	(4,067,963)	910,133
NET ASSETS	$22,961,080	$59,461,225	$46,946,191
INVESTMENTS, AT COST	$253,098	$1,433,308	$1,223,124
INVESTMENTS IN AFFILIATES, AT COST	$21,928,642	$54,855,503	$42,984,897

See Notes to Financial Statements.

156 | October 31, 2020

RiverFront Global Allocation Series

Statements of Assets and Liabilities (continued)	October 31, 2020

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.31	$11.84	$10.50
Net Assets	$1,861,906	$6,801,791	$3,882,986
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	164,593	574,572	369,673
Class A:
Net Asset Value, offering and redemption price per share	$11.22	$11.83	$10.49
Net Assets	$988,980	$4,488,702	$7,680,051
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	88,116	379,543	732,032
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.87	$12.52	$11.10
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.57	$11.45	$10.34
Net Assets	$3,146,900	$13,641,702	$16,352,736
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	297,730	1,191,886	1,581,409
Class I:
Net Asset Value, offering and redemption price per share	$11.56	$11.79	$10.51
Net Assets	$2,945,040	$34,529,030	$19,030,418
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	254,817	2,927,772	1,811,005
Investor Class II:
Net Asset Value, offering and redemption price per share	$11.21	N/A	N/A
Net Assets	$741,173	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	66,090	N/A	N/A
Class L:
Net Asset Value, offering and redemption price per share	$11.53	N/A	N/A
Net Assets	$13,277,081	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,151,043	N/A	N/A

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

157 | October 31, 2020

RiverFront Global Allocation Series

Statements of Operations	For the Year Ended October 31, 2020

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate
INVESTMENT INCOME
Dividends	$3,659	$8,428	$6,198
Dividends from affiliated securities	532,311	1,399,541	1,057,407
Total Investment Income	535,970	1,407,969	1,063,605

EXPENSES
Unitary administrative fees	69,107	169,774	135,645
Distribution and service fees
Investor Class	7,013	19,126	11,134
Class A	2,300	10,278	16,840
Class C	38,215	163,864	208,357
Investor Class II	2,549	–	–
Total Expenses	119,184	363,042	371,976
Net Expenses	119,184	363,042	371,976
Net Investment Income	416,786	1,044,927	691,629
Net realized loss on investments - affiliated securities	(1,857,082)	(3,546,085)	(102,437)
Net realized loss	(1,857,082)	(3,546,085)	(102,437)
Net change in unrealized appreciation on investments - affiliated securities	842,445	1,850,356	453,892
Net change in unrealized appreciation	842,445	1,850,356	453,892
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(1,014,637)	(1,695,729)	351,455
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(597,851)	$(650,802)	$1,043,084

See Notes to Financial Statements.

158 | October 31, 2020

RiverFront Asset Allocation Aggressive

Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
OPERATIONS
Net investment income	$416,786	$621,156
Net realized loss	(1,857,082)	(1,523,400)
Net realized gain distributions from affiliated securities	–	5
Net change in unrealized appreciation	842,445	2,847,100
Net Increase/(Decrease) in Net Assets Resulting from Operations	(597,851)	1,944,861
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(79,044)	(978,331)
Class A	(16,860)	(1,998)
Class C	(89,159)	(1,852,942)
Class I	(101,058)	(2,155,224)
Investor Class II	(24,038)	(458,057)
Class L	(358,372)	(4,257,390)
Net Decrease in Net Assets from Distributions	(668,531)	(9,703,942)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	27,937	1,351,202
Class A	414,965	922,531
Class C	112,219	445,318
Class I	475,259	1,734,905
Investor Class II	31,382	79,701
Class L	1,329,923	2,056,278
Dividends reinvested
Investor Class	76,357	945,702
Class A	16,860	1,998
Class C	88,963	1,813,092
Class I	99,066	1,923,202
Investor Class II	17,702	360,676
Class L	357,175	4,241,732
Shares redeemed
Investor Class	(1,877,602)	(2,121,927)
Class A	(199,699)	(195,850)
Class C	(1,664,423)	(4,449,881)
Class I	(4,411,082)	(7,645,415)
Investor Class II	(524,176)	(806,515)
Class L	(5,856,097)	(4,474,200)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(11,485,271)	(3,817,451)
Net decrease in net assets	(12,751,653)	(11,576,532)
NET ASSETS
Beginning of year	35,712,733	47,289,265
End of year	$22,961,080	$35,712,733

See Notes to Financial Statements.

159 | October 31, 2020

RiverFront Asset Allocation Growth & Income

Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
OPERATIONS
Net investment income	$1,044,927	$1,388,831
Net realized loss	(3,546,085)	(2,958,678)
Net realized gain distributions from affiliated securities	–	786
Net change in unrealized appreciation	1,850,356	5,839,705
Net Increase/(Decrease) in Net Assets Resulting from Operations	(650,802)	4,270,644
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(134,202)	(1,336,549)
Class A	(67,887)	(33,358)
Class C	(213,573)	(3,170,284)
Class I	(767,779)	(6,987,237)
Net Decrease in Net Assets from Distributions	(1,183,441)	(11,527,428)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	123,506	203,942
Class A	1,864,486	3,685,066
Class C	798,015	922,731
Class I	4,243,529	7,460,165
Dividends reinvested
Investor Class	129,440	1,290,905
Class A	67,753	33,151
Class C	211,358	3,042,112
Class I	755,180	6,707,400
Shares redeemed
Investor Class	(2,188,662)	(4,107,208)
Class A	(1,243,469)	(868,285)
Class C	(6,701,534)	(10,941,786)
Class I	(18,874,405)	(22,189,473)
Acquisition (Note 10)
Investor Class	–	3,260,538
Class A	–	913,417
Class C	–	5,789,388
Class I	–	10,230,419
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(20,814,803)	5,432,482
Net decrease in net assets	(22,649,046)	(1,824,302)
NET ASSETS
Beginning of year	82,110,271	83,934,573
End of year	$59,461,225	$82,110,271

See Notes to Financial Statements.

160 | October 31, 2020

RiverFront Asset Allocation Moderate

Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
OPERATIONS
Net investment income	$691,629	$1,119,403
Net realized loss	(102,437)	(1,302,960)
Net realized gain distributions from affiliated securities	–	561
Net change in unrealized appreciation	453,892	4,563,442
Net Increase in Net Assets Resulting from Operations	1,043,084	4,380,446
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(66,700)	(1,178,333)
Class A	(101,776)	(62,602)
Class C	(168,779)	(5,595,843)
Class I	(381,939)	(4,146,360)
Net Decrease in Net Assets from Distributions	(719,194)	(10,983,138)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	167,869	18,686
Class A	3,641,533	7,241,268
Class C	455,274	1,162,855
Class I	2,685,022	2,661,508
Dividends reinvested
Investor Class	66,302	1,125,741
Class A	100,652	62,095
Class C	162,523	5,348,120
Class I	365,144	3,834,901
Shares redeemed
Investor Class	(1,546,495)	(3,626,295)
Class A	(2,067,955)	(1,836,224)
Class C	(11,137,381)	(21,627,177)
Class I	(9,739,924)	(9,782,890)
Acquisition (Note 10)
Investor Class	–	151,471
Class A	–	302,618
Class C	–	4,827,033
Class I	–	2,934,669
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(16,847,436)	(7,201,621)
Net decrease in net assets	(16,523,546)	(13,804,313)
NET ASSETS
Beginning of year	63,469,737	77,274,050
End of year	$46,946,191	$63,469,737

See Notes to Financial Statements.

161 | October 31, 2020

RiverFront Asset Allocation Aggressive – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$11.57	$14.59	$16.27		$13.54	$13.95
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.17	0.17	0.25		0.16	0.23
Net realized and unrealized gain/(loss)	(0.19)	0.08	(1.27)		2.76	(0.31)
Total from investment operations	(0.02)	0.25	(1.02)		2.92	(0.08)
DISTRIBUTIONS:
From net investment income	(0.24)	(0.19)	(0.21)		(0.19)	(0.20)
From net realized gains	–	(3.08)	(0.45)		–	(0.13)
Total distributions	(0.24)	(3.27)	(0.66)		(0.19)	(0.33)
Net increase/(decrease) in net asset value	(0.26)	(3.02)	(1.68)		2.73	(0.41)
Net asset value, end of year	$11.31	$11.57	$14.59		$16.27	$13.54
TOTAL RETURN(d)	(0.33)%	5.05%	(6.62)%		21.81%	(0.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,862	$3,914	$4,491		$8,935	$9,618
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50%	0.93%		1.45%	1.40%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50%	0.75	%(e)	1.15%	1.15%
Ratio of net investment income to average net assets	1.47%	1.47%	1.56%		1.09%	1.77%
Portfolio turnover rate(f)	22%	18%	200%		60%	113%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

162 | October 31, 2020

RiverFront Asset Allocation Aggressive – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.48	$14.51	$16.35

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.21	0.16
Net realized and unrealized gain/(loss)	(0.17)	0.03	(2.00)
Total from investment operations	(0.02)	0.24	(1.84)

DISTRIBUTIONS:
From net investment income	(0.24)	(0.19)	–
From net realized gains	–	(3.08)	–
Total distributions	(0.24)	(3.27)	–

Net (decrease) in net asset value	(0.26)	(3.03)	(1.84)
Net asset value, end of year	$11.22	$11.48	$14.51
TOTAL RETURN(b)	(0.33)%	5.01%	(11.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$989	$756	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50%	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	1.38%	1.88%	2.66	%(c)
Portfolio turnover rate(d)	22%	18%	200%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

163 | October 31, 2020

RiverFront Asset Allocation Aggressive – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$10.89	$14.01	$15.73		$13.18	$13.67
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07	0.08	0.12		0.04	0.12
Net realized and unrealized gain/(loss)	(0.17)	0.05	(1.20)		2.68	(0.30)
Total from investment operations	(0.10)	0.13	(1.08)		2.72	(0.18)
DISTRIBUTIONS:
From net investment income	(0.22)	(0.17)	(0.19)		(0.17)	(0.18)
From net realized gains	–	(3.08)	(0.45)		–	(0.13)
Total distributions	(0.22)	(3.25)	(0.64)		(0.17)	(0.31)
Net increase/(decrease) in net asset value	(0.32)	(3.12)	(1.72)		2.55	(0.49)
Net asset value, end of year	$10.57	$10.89	$14.01		$15.73	$13.18
TOTAL RETURN(c)	(1.04)%	4.23%	(7.24)%		20.87%	(1.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,147	$4,758	$8,597		$10,408	$11,447
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25%	1.25%	1.63%		2.20%	2.16%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25%	1.25%	1.47	%(d)	1.90%	1.90%
Ratio of net investment income to average net assets	0.69%	0.71%	0.80%		0.29%	0.92%
Portfolio turnover rate(e)	22%	18%	200%		60%	113%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Calculated using the average shares method.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

164 | October 31, 2020

RiverFront Asset Allocation Aggressive – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$11.79	$14.78	$16.43		$13.65	$14.03
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.20	0.21	0.29		0.19	0.26
Net realized and unrealized gain/(loss)	(0.19)	0.07	(1.27)		2.78	(0.30)
Total from investment operations	0.01	0.28	(0.98)		2.97	(0.04)
DISTRIBUTIONS:
From net investment income	(0.24)	(0.19)	(0.22)		(0.19)	(0.21)
From net realized gains	–	(3.08)	(0.45)		–	(0.13)
Total distributions	(0.24)	(3.27)	(0.67)		(0.19)	(0.34)
Net increase/(decrease) in net asset value	(0.23)	(2.99)	(1.65)		2.78	(0.38)
Net asset value, end of year	$11.56	$11.79	$14.78		$16.43	$13.65
TOTAL RETURN(c)	(0.02)%	5.29%	(6.33)%		22.05%	(0.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,945	$7,003	$12,701		$13,873	$10,140
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25%	0.25%	0.62%		1.20%	1.15%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25%	0.25%	0.46	%(d)	0.90%	0.90%
Ratio of net investment income to average net assets	1.73%	1.77%	1.79%		1.29%	1.98%
Portfolio turnover rate(e)	22%	18%	200%		60%	113%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

165 | October 31, 2020

RiverFront Asset Allocation Aggressive – Investor Class II

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$11.47	$14.50	$16.18		$13.47	$13.87
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.16	0.18	0.25		0.15	0.23
Net realized and unrealized gain/(loss)	(0.18)	0.06	(1.27)		2.75	(0.30)
Total from investment operations	(0.02)	0.24	(1.02)		2.90	(0.07)
DISTRIBUTIONS:
From net investment income	(0.24)	(0.19)	(0.21)		(0.19)	(0.20)
From net realized gains	–	(3.08)	(0.45)		–	(0.13)
Total distributions	(0.24)	(3.27)	(0.66)		(0.19)	(0.33)
Net increase/(decrease) in net asset value	(0.26)	(3.03)	(1.68)		2.71	(0.40)
Net asset value, end of year	$11.21	$11.47	$14.50		$16.18	$13.47
TOTAL RETURN(d)	(0.33)%	5.02%	(6.66)%		21.77%	(0.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$741	$1,255	$2,043		$3,451	$4,667
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50%	0.91%		1.45%	1.40%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50%	0.74	%(e)	1.15%	1.15%
Ratio of net investment income to average net assets	1.41%	1.53%	1.58%		1.04%	1.75%
Portfolio turnover rate(f)	22%	18%	200%		60%	113%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Prior to December 1, 2017, Investor Class II was known as Investor Class.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

166 | October 31, 2020

RiverFront Asset Allocation Aggressive – Class L

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$11.77	$14.76	$16.41		$13.63	$14.01
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.19	0.21	0.30		0.19	0.25
Net realized and unrealized gain/(loss)	(0.19)	0.07	(1.28)		2.78	(0.29)
Total from investment operations	–	0.28	(0.98)		2.97	(0.04)
DISTRIBUTIONS:
From net investment income	(0.24)	(0.19)	(0.22)		(0.19)	(0.21)
From net realized gains	–	(3.08)	(0.45)		–	(0.13)
Total distributions	(0.24)	(3.27)	(0.67)		(0.19)	(0.34)
Net increase/(decrease) in net asset value	(0.24)	(2.99)	(1.65)		2.78	(0.38)
Net asset value, end of year	$11.53	$11.77	$14.76		$16.41	$13.63
TOTAL RETURN(c)	(0.11)%	5.30%	(6.34)%		22.08%	(0.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13,277	$18,026	$19,449		$25,309	$22,552
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25%	0.25%	0.63%		1.20%	1.16%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25%	0.25%	0.47	%(d)	0.90%	0.90%
Ratio of net investment income to average net assets	1.68%	1.77%	1.82%		1.27%	1.90%
Portfolio turnover rate(e)	22%	18%	200%		60%	113%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

167 | October 31, 2020

RiverFront Asset Allocation Growth & Income – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$12.02	$13.37	$14.48		$12.38	$12.63
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.18	0.23	0.25		0.17	0.21
Net realized and unrealized gain/(loss)	(0.16)	0.41	(0.80)		2.09	(0.00	)(d)
Total from investment operations	0.02	0.64	(0.55)		2.26	0.21
DISTRIBUTIONS:
From net investment income	(0.20)	(0.21)	(0.24)		(0.16)	(0.21)
From net realized gains	–	(1.78)	(0.32)		–	(0.25)
Total distributions	(0.20)	(1.99)	(0.56)		(0.16)	(0.46)
Net increase/(decrease) in net asset value	(0.18)	(1.35)	(1.11)		2.10	(0.25)
Net asset value, end of year	$11.84	$12.02	$13.37		$14.48	$12.38
TOTAL RETURN(e)	0.27%	6.71%	(4.03)%		18.37%	1.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,802	$8,864	$9,062		$19,123	$20,227
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50%	0.85%		1.37%	1.35%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50%	0.74	%(f)	1.15%	1.15%
Ratio of net investment income to average net assets	1.57%	1.91%	1.70%		1.24%	1.74%
Portfolio turnover rate(g)	33%	62%	224%		63%	129%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

168 | October 31, 2020

RiverFront Asset Allocation Growth & Income – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$12.01	$13.36	$14.70

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.25	0.15
Net realized and unrealized gain/(loss)	(0.16)	0.39	(1.34)
Total from investment operations	0.02	0.64	(1.19)

DISTRIBUTIONS:
From net investment income	(0.20)	(0.21)	(0.15)
From net realized gains	–	(1.78)	–
Total distributions	(0.20)	(1.99)	(0.15)

Net (decrease) in net asset value	(0.18)	(1.35)	(1.34)
Net asset value, end of year	$11.83	$12.01	$13.36
TOTAL RETURN(b)	0.28%	6.78%	(8.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,489	$3,839	$13
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50%	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	1.52%	2.13%	2.65	%(c)
Portfolio turnover rate(d)	33%	62%	224%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

169 | October 31, 2020

RiverFront Asset Allocation Growth & Income – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$11.65	$13.03	$14.16		$12.15	$12.44
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.09	0.13	0.14		0.07	0.13
Net realized and unrealized gain/(loss)	(0.15)	0.40	(0.78)		2.05	(0.02)
Total from investment operations	(0.06)	0.53	(0.64)		2.12	0.11
DISTRIBUTIONS:
From net investment income	(0.14)	(0.13)	(0.17)		(0.11)	(0.15)
From net realized gains	–	(1.78)	(0.32)		–	(0.25)
Total distributions	(0.14)	(1.91)	(0.49)		(0.11)	(0.40)
Net increase/(decrease) in net asset value	(0.20)	(1.38)	(1.13)		2.01	(0.29)
Net asset value, end of year	$11.45	$11.65	$13.03		$14.16	$12.15
TOTAL RETURN(c)	(0.44)%	5.91%	(4.74)%		17.53%	0.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13,642	$19,798	$23,111		$26,514	$32,217
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25%	1.25%	1.57%		2.12%	2.10%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25%	1.25%	1.47	%(d)	1.90%	1.90%
Ratio of net investment income to average net assets	0.82%	1.15%	1.01%		0.51%	1.08%
Portfolio turnover rate(e)	33%	62%	224%		63%	129%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

170 | October 31, 2020

RiverFront Asset Allocation Growth & Income – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$11.97	$13.31	$14.42		$12.31	$12.56
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.22	0.26	0.29		0.20	0.25
Net realized and unrealized gain/(loss)	(0.18)	0.41	(0.82)		2.09	(0.01)
Total from investment operations	0.04	0.67	(0.53)		2.29	0.24
DISTRIBUTIONS:
From net investment income	(0.22)	(0.23)	(0.26)		(0.18)	(0.24)
From net realized gains	–	(1.78)	(0.32)		–	(0.25)
Total distributions	(0.22)	(2.01)	(0.58)		(0.18)	(0.49)
Net increase/(decrease) in net asset value	(0.18)	(1.34)	(1.11)		2.11	(0.25)
Net asset value, end of year	$11.79	$11.97	$13.31		$14.42	$12.31
TOTAL RETURN(c)	0.46%	7.07%	(3.88)%		18.75%	2.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$34,529	$49,610	$51,749		$33,484	$28,833
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25%	0.25%	0.53%		1.12%	1.10%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25%	0.25%	0.44	%(d)	0.90%	0.90%
Ratio of net investment income to average net assets	1.83%	2.17%	2.04%		1.50%	2.06%
Portfolio turnover rate(e)	33%	62%	224%		63%	129%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

171 | October 31, 2020

RiverFront Asset Allocation Moderate – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$10.46	$11.54	$12.47		$11.22	$11.48
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.15	0.21	0.22		0.18	0.21
Net realized and unrealized gain/(loss)	0.05	0.49	(0.36)		1.23	(0.01)
Total from investment operations	0.20	0.70	(0.14)		1.41	0.20
DISTRIBUTIONS:
From net investment income	(0.16)	(0.20)	(0.22)		(0.16)	(0.21)
From net realized gains	–	(1.58)	(0.57)		–	(0.25)
Total distributions	(0.16)	(1.78)	(0.79)		(0.16)	(0.46)
Net increase/(decrease) in net asset value	0.04	(1.08)	(0.93)		1.25	(0.26)
Net asset value, end of year	$10.50	$10.46	$11.54		$12.47	$11.22
TOTAL RETURN(d)	1.95%	7.99%	(1.32)%		12.67%	1.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,883	$5,162	$8,244		$13,311	$22,679
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50%	0.84%		1.33%	1.31%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50%	0.74	%(e)	1.15%	1.15%
Ratio of net investment income to average net assets	1.46%	2.00%	1.78%		1.49%	1.87%
Portfolio turnover rate(f)	20%	41%	209%		56%	132%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

172 | October 31, 2020

RiverFront Asset Allocation Moderate – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.45	$11.53	$12.28

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.20	0.11
Net realized and unrealized gain/(loss)	0.05	0.51	(0.74)
Total from investment operations	0.20	0.71	(0.63)

DISTRIBUTIONS:
From net investment income	(0.16)	(0.21)	(0.12)
From net realized gains	–	(1.58)	–
Total distributions	(0.16)	(1.79)	(0.12)

Net increase/(decrease) in net asset value	0.04	(1.08)	(0.75)
Net asset value, end of year	$10.49	$10.45	$11.53
TOTAL RETURN(b)	1.96%	8.07%	(5.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,680	$5,933	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50%	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	1.43%	1.92%	2.44	%(c)
Portfolio turnover rate(d)	20%	41%	209%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

173 | October 31, 2020

RiverFront Asset Allocation Moderate – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$10.30	$11.39	$12.34		$11.12	$11.39
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07	0.13	0.12		0.08	0.13
Net realized and unrealized gain/(loss)	0.05	0.49	(0.36)		1.24	(0.02)
Total from investment operations	0.12	0.62	(0.24)		1.32	0.11
DISTRIBUTIONS:
From net investment income	(0.08)	(0.13)	(0.14)		(0.10)	(0.13)
From net realized gains	–	(1.58)	(0.57)		–	(0.25)
Total distributions	(0.08)	(1.71)	(0.71)		(0.10)	(0.38)
Net increase/(decrease) in net asset value	0.04	(1.09)	(0.95)		1.22	(0.27)
Net asset value, end of year	$10.34	$10.30	$11.39		$12.34	$11.12
TOTAL RETURN(c)	1.21%	7.23%	(2.16)%		11.94%	1.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$16,353	$26,831	$40,792		$51,231	$63,480
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25%	1.25%	1.56%		2.08%	2.06%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25%	1.25%	1.47	%(d)	1.90%	1.90%
Ratio of net investment income to average net assets	0.72%	1.27%	1.03%		0.70%	1.14%
Portfolio turnover rate(e)	20%	41%	209%		56%	132%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

174 | October 31, 2020

RiverFront Asset Allocation Moderate – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net asset value, beginning of period	$10.47	$11.54	$12.48		$11.21	$11.47
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.18	0.23	0.25		0.20	0.24
Net realized and unrealized gain/(loss)	0.04	0.50	(0.37)		1.25	(0.01)
Total from investment operations	0.22	0.73	(0.12)		1.45	0.23
DISTRIBUTIONS:
From net investment income	(0.18)	(0.22)	(0.25)		(0.18)	(0.24)
From net realized gains	–	(1.58)	(0.57)		–	(0.25)
Total distributions	(0.18)	(1.80)	(0.82)		(0.18)	(0.49)
Net increase/(decrease) in net asset value	0.04	(1.07)	(0.94)		1.27	(0.26)
Net asset value, end of year	$10.51	$10.47	$11.54		$12.48	$11.21
TOTAL RETURN(c)	2.19%	8.36%	(1.16)%		13.05%	2.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$19,030	$25,544	$28,228		$30,913	$43,056
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25%	0.25%	0.56%		1.08%	1.06%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25%	0.25%	0.47	%(d)	0.90%	0.90%
Ratio of net investment income to average net assets	1.71%	2.25%	2.02%		1.71%	2.16%
Portfolio turnover rate(e)	20%	41%	209%		56%	132%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

175 | October 31, 2020

Notes to Financial Statements

October 31, 2020

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report includes the financial statements and financial highlights of the following 11 funds: ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Red Rocks Global Opportunity Fund, Clough China Fund, RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, ALPS | Smith Total Return Bond Fund, ALPS | Smith Short Duration Bond Fund, ALPS | Smith Balanced Opportunity Fund, and ALPS | Smith Credit Opportunities Fund (each, a “Fund” and collectively, the “Funds”). Prior to March 31, 2020, the ALPS | Red Rocks Global Opportunity Fund was known as the ALPS | Red Rocks Listed Private Equity Fund.

The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management. ALPS | Kotak India Growth Fund’s investment goal is long-term capital appreciation. The ALPS | Red Rocks Global Opportunity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. The Clough China Fund seeks to provide investors with long-term capital appreciation. Effective February 28, 2018, the RiverFront Asset Allocation Aggressive seeks to achieve long-term capital appreciation, RiverFront Asset Allocation Growth & Income seeks to achieve long-term growth and income, the RiverFront Asset Allocation Moderate has two primary investment objectives- it seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks, and (2) growth of capital. The ALPS | Smith Total Return Bond Fund capital seeks to obtain maximum total return, consistent with preservation of capital. The ALPS | Smith Short Duration Bond Fund seeks as high a level of current income as is consistent with preservation of capital. The ALPS | Smith Balanced Opportunity Fund seeks long-term capital growth, consistent with presercation of capital and balanced by current income. The ALPS | Smith Credit Opportunities Fund seeks to obtain maximum risk-adjusted return with a secondary focus on high current income.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of October 31, 2020, net assets of the CoreCommodity Fund were $491,920,718 of which $101,468,297 or 20.63%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

Basis of Consolidation for the ALPS | Kotak India Growth Fund

ALPS | Kotak India Growth Fund, (the “Kotak Fund”) invests in the equity securities of Indian companies through its wholly owned, collective investment vehicle, the India Premier Equity Portfolio (the “Portfolio”). The Portfolio is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Kotak Fund’s purchase of securities of a wide selection of Indian companies, consistent with the Kotak Fund’s investment strategies. The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. As a wholly owned subsidiary of the Kotak Fund, financial statements of the Portfolio are included in the consolidated financial statements and financial highlights of the Kotak Fund. All investments held by the Portfolio are disclosed in the accounts of the Kotak Fund. As of October 31, 2020, net assets of the Kotak Fund were $162,637,998 of which $0 or 0%, represented the Kotak Fund’s ownership of all issued shares and voting rights of the Subsidiary. As of October 31, 2020 the Subsidiary liquidated.

The Portfolio is a tax resident of Mauritius enabling it to claim beneficial tax treatment provided under the tax treaty between India and Mauritius. Prior to April 1, 2017, the tax treaty allowed the portfolio to claim full exemption from capital gains on sale of Indian securities. However, pursuant to the changes to the tax treaty between India and Mauritius effective April 1, 2017, the gains arising to the portfolio from sale of shares of Indian companies are taxable in India except for gains arising from sale of shares which were purchased prior to April 1, 2017. The tax treaty still allows

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the portfolio to claim exemption on capital gains arising from securities other than shares. Further, India enacted the General Anti-Avoidance Rule (GAAR) in its tax law effective April 1, 2017 which contains treaty override provisions whereby the Indian tax authorities could deny treaty benefits to the portfolio if it is established that the main purpose of the investments made through the portfolio is to benefit from the tax treaty and the portfolio does not have sufficient commercial substance in Mauritius or one of the other GAAR test is satisfied.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements. The Funds are considered investment companies under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Bonds may be purchased and held as odd lots. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Special valuation considerations may apply with respect to a Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. The ALPS | Smith Total Return Bond Fund, the ALPS | Smith Short Duration Bond Fund, ALPS | Smith Balanced Opportunity Fund, and ALPS | Smith Credit Opportunities Fund have odd lot pricing policies it employs to value odd lot securities.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts are valued based on quotes received from independent pricing services or one or more dealers that make markets in such investments.

Option contracts are valued using the National Best Bid and Offer price (“NBBO”). In the event there is no NBBO price available, option contracts are valued at the mean between the last bid and ask.

For ALPS | Kotak India Growth Fund, ALPS | Red Rocks Global Opportunity Fund, and Clough China Fund, who hold equity securities that are primarily traded on foreign securities exchanges, such securities are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been

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adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Fair Value Committee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of October 31, 2020:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)
United States	$55,100,984	$103	$–	$55,101,087
Other	89,197,865	–	–	89,197,865
Master Limited Partnerships(a)	321,591	–	–	321,591
Government Bonds	–	312,204,690	–	312,204,690
Total	$144,620,440	$312,204,793	$–	$456,825,233
Other Financial Instruments
Assets
Futures Contracts	$6,387,106	$–	$–	$6,387,106
Liabilities
Total Return Swap Contracts	–	(329)	–	(329)
Futures Contracts	(12,022,469)	–	–	(12,022,469)
Total	$(5,635,363)	$(329)	$–	$(5,635,692)

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Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Kotak India Growth Fund
Common Stocks
Communication Services	$–	$3,258,071	$–	$3,258,071
Consumer Discretionary	–	16,518,272	–	16,518,272
Consumer Staples	–	12,849,113	–	12,849,113
Energy	–	13,158,481	–	13,158,481
Financials	9,204,293	38,228,673	–	47,432,966
Health Care	1,890,216	8,183,177	–	10,073,393
Industrials	–	13,393,337	–	13,393,337
Information Technology	1,525,306	23,204,419	–	24,729,725
Materials	–	15,659,426	–	15,659,426
Real Estate	–	2,162,394	–	2,162,394
Utilities	–	1,386,785	–	1,386,785
Total	$12,619,815	$148,002,148	$–	$160,621,963

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Short Duration Bond Fund
Collateralized Mortgage Obligations	$–	$2,986,850	$–	$2,986,850
Commercial Mortgage-Backed Securities	–	741,105	–	741,105
Mortgage-Backed Securities	–	3,859,236	–	3,859,236
Corporate Bonds	–	126,515,437	–	126,515,437
Government Bonds	–	43,586,379	–	43,586,379
Municipal Bonds	–	125,210	–	125,210
Short Term Investments	1,237,073	–	–	1,237,073
Total	$1,237,073	$177,814,217	$–	$179,051,290

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Total Return Bond Fund
Collateralized Mortgage Obligations	$–	$123,237,525	$–	$123,237,525
Commercial Mortgage-Backed Securities	–	51,480,927	–	51,480,927
Mortgage-Backed Securities	–	50,189,069	–	50,189,069
Corporate Bonds	–	892,295,652	–	892,295,652
Government Bonds	–	208,229,535	–	208,229,535
Municipal Bonds	–	715,000	–	715,000
Preferred Stock	3,599,600	–	–	3,599,600
Short Term Investments	2,975,270	–	–	2,975,270
Total	$6,574,870	$1,326,147,708	$–	$1,332,722,578

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Credit Opportunities Fund
Corporate Bonds	$–	$23,562,357	$–	$23,562,357
Government Bonds	–	2,710,419	–	2,710,419
Preferred Stock	459,420	–	–	459,420
Short Term Investments	263,967	–	–	263,967
Total	$723,387	$26,272,776	$–	$26,996,163

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Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Balanced Opportunity Fund
Collateralized Mortgage Obligations	$–	$1,294,393	$–	$1,294,393
Common Stocks(a)	7,353,418	–	–	7,353,418
Mortgage-Backed Securities	–	210,902	–	210,902
Corporate Bonds	–	2,280,922	–	2,280,922
Government Bonds	–	2,357,432	–	2,357,432
Short Term Investments	374,837	–	–	374,837
Total	$7,728,255	$6,143,649	$–	$13,871,904

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Red Rocks Global Opportunity Fund
Closed-End Funds	$6,219,202	$17,239,396	$–	$23,458,598
Common Stocks
Communications	9,534,913	–	–	9,534,913
Consumer, Non-cyclical	4,561,163	884,647	–	5,445,810
Diversified	–	1,476,126	–	1,476,126
Financials	14,232,283	15,412,831	–	29,645,114
Industrials	7,656,131	1,386,781	–	9,042,912
Technology	4,240,213	–	–	4,240,213
Utilities	2,380,843	–	–	2,380,843
Short-Term Investments	2,947,365	–	–	2,947,365
Total	$51,772,113	$36,399,781	$–	$88,171,894

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Clough China Fund
Common Stocks
Communications	$3,441,830	$5,921,438	$–	$9,363,268
Consumer Discretionary	9,490,798	4,550,721	–	14,041,519
Consumer Staples	–	347,336	–	347,336
Energy	–	474,980	–	474,980
Financials	–	3,865,356	–	3,865,356
Health Care	1,064,000	1,178,007	–	2,242,007
Materials	–	1,174,633	–	1,174,633
Real Estate	298,302	1,780,546	–	2,078,848
Technology	2,056,761	1,093,209	–	3,149,970
Short Term Investments	869,747	–	–	869,747
Total	$17,221,438	$20,386,226	$–	$37,607,664
Other Financial Instruments
Assets:
Total Return Swap Contracts	$–	$932,952	$–	$932,952
Liabilities:
Total Return Swap Contracts	–	(90,072)	–	(90,072)
Total	$–	$842,880	$–	$842,880

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Aggressive
Exchange Traded Funds	$22,390,412	$–	$–	$22,390,412
Short-Term Investments	253,098	–	–	253,098
Total	$22,643,510	$–	$–	$22,643,510

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Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Growth & Income
Exchange Traded Funds	$58,104,514	$–	$–	$58,104,514
Short-Term Investments	1,433,308	–	–	1,433,308
Total	$59,537,822	$–	$–	$59,537,822

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Moderate
Exchange Traded Funds	$45,764,830	$–	$–	$45,764,830
Short-Term Investments	1,223,124	–	–	1,223,124
Total	$46,987,954	$–	$–	$46,987,954

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Statement of Investments or Consolidated Statement of Investments.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund, except, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, ALPS | Smith Total Return Bond Fund, ALPS | Smith Short Duration Bond Fund, ALPS | Smith Balanced Opportunity Fund, and ALPS | Smith Credit Opportunities Fund, normally pays dividends and distributes capital gains, if any, on an annual basis. RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate normally pay dividends, if any, on a quarterly basis and distribute capital gains annually. ALPS | Smith Total Return Bond Fund, ALPS | Smith Short Duration Bond Fund, ALPS | Smith Balanced Opportunity Fund, and ALPS | Smith Credit Opportunities Fund declare and distribute dividends, if any, on a monthly basis and capital gains, if any, on at least an annual basis. Income dividend distributions are derived from interest, dividends, and other income a Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange Traded Funds (ETFs): Each Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust a Fund’s exposure to the general market or industry sectors and to manage a Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit a Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs

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represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts – to obtain exposure to the stock market or a particular segment of the stock market, or to hedge a Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

Treasury Inflation Protected-Securities (“TIPS”): The Funds may invest in TIPS, including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only

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from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Master Limited Partnerships: Certain Funds may invest in MLPs, which are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Interest Rate Risk: On July 27, 2017, the head of the U.K.'s Financial Conduct Authority announced desire to phase out the use of LIBOR by the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

COVID-19 Risks. A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

3.  DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the Funds are permitted to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral is being pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments.

183 | October 31, 2020

Notes to Financial Statements

October 31, 2020

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund and Clough China Fund primarily enter into swap transactions for the purpose of increasing total return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.

184 | October 31, 2020

Notes to Financial Statements

October 31, 2020

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at October 31, 2020 are disclosed after the Statement of Investments.

The average notional amount of the swap positions held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the fiscal year ended October 31, 2020 was $260,496,149. The average notional amount of the swap positions held in the Clough China Fund for the fiscal year ended October 31, 2020 was $4,641,508.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The average value of futures contracts held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the fiscal year Ended October 31, 2020 was $189,461,791 for long futures and $89,057,839 for short futures.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

185 | October 31, 2020

Notes to Financial Statements

October 31, 2020

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities for the Fiscal Year Ended October 31, 2020:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(b)	$6,387,106	Unrealized depreciation on futures contracts(b)	$(12,022,469)
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	8	Unrealized depreciation on total return swap contracts	(337)
Total		$6,387,114		$(12,022,806)

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
Clough China Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$932,952	Unrealized depreciation on total return swap contracts	$(90,072)
Total		$932,952		$(90,072)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of assets and liabilities.

(b)	Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the current day's net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The effect of derivatives instruments on the Statement of Operations for the Fiscal Year Ended October 31, 2020:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Equity and Commodity Contracts (Futures Contracts)	Net realized gain on futures contracts/ Net change in unrealized depreciation on futures contracts	$12,368,843	$(4,435,260)
Commodity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	(33,513,859)	(353)
Total		$(21,145,016)	$(4,435,613)
Clough China Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	$969,878	$510,137
Total		$969,878	$510,137

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of operations.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

186	| October 31, 2020

Notes to Financial Statements

October 31, 2020

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2020:

Offsetting of Derivatives Asset

October 31, 2020

				Gross Amounts Not Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$8	$–	$8	$–	$–	$8
Total	$8	$–	$8	$–	$–	$8

Clough China Fund
Total Return Swap Contracts	$932,952	$–	$932,952	$(90,072)	$–	$842,880
Total	$932,952	$–	$932,952	$(90,072)	$–	$842,880

Offsetting of Derivatives Liability

October 31, 2020

				Gross Amounts Not Offset in the Statement of Financial Position
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$337	$–	$337	$–	$(337)	$–
Total	$337	$–	$337	$–	$(337)	$–

Clough China Fund
Total Return Swap Contracts	$90,072	$–	$90,072	$(90,072)	$–	$–
Total	$90,072	$–	$90,072	$(90,072)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end.

187	| October 31, 2020

Notes to Financial Statements

October 31, 2020

The tax character of distributions paid by the Funds for the Fiscal Year Ended October 31, 2020 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$5,386,269	$–
ALPS | Kotak India Growth Fund	–	363,112
ALPS | Smith Short Duration Bond Fund	1,810,242	7,397
ALPS | Smith Total Return Bond Fund	22,579,307	8,170
ALPS | Smith Credit Opportunities Fund	41,361	–
ALPS | Smith Balanced Opportunity Fund	7,109	–
ALPS | Red Rocks Global Opportunity Fund	14,647,308	11,394,100
Clough China Fund	648,314	2,743,546
RiverFront Asset Allocation Moderate	719,194	–
RiverFront Asset Allocation Aggressive	668,531	–
RiverFront Asset Allocation Growth & Income	1,183,441	–

The tax character of distributions paid by the Funds for the Fiscal Year Ended October 31, 2019 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$19,456,298	$–
ALPS | Kotak India Growth Fund	–	1,429,380
ALPS | Smith Short Duration Bond Fund	835,570	–
ALPS | Smith Total Return Bond Fund	3,232,935	–
ALPS | Red Rocks Global Opportunity Fund	2,264,528	7,073,159
Clough China Fund	–	2,916,100
RiverFront Asset Allocation Moderate	1,521,039	9,462,099
RiverFront Asset Allocation Aggressive	552,519	9,151,423
RiverFront Asset Allocation Growth & Income	1,245,975	10,281,453

Components of Distributable Earnings on a Tax Basis: At October 31, 2020, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of commodity related controlled foreign corporations, the differing tax treatment of foreign currency, investments in partnerships, Passive Foreign Investment Companies (“PFICs”) and certain other investments.

For the fiscal year ended October 31, 2020, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Distributable earnings
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$(20,468,846)	$20,468,846
ALPS | Kotak India Growth Fund	(217,178)	217,178
ALPS | Smith Credit Opportunities Fund	(1,098)	1,098
ALPS | Smith Balanced Opportunity Fund	(601)	601
ALPS | Red Rocks Global Opportunity Fund	(517,454)	517,454
RiverFront Asset Allocation Moderate	9	(9)
RiverFront Asset Allocation Growth & Income	144	(144)

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital as follows:

Fund	Amount
ALPS | Kotak India Growth Fund	$217,175
ALPS | Red Rocks Global Opportunity Fund	517,417

188	| October 31, 2020

Notes to Financial Statements

October 31, 2020

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized gain/(loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$783,095	$(95,550,783)	$–	$(19,060,272)	$(113,827,960)
ALPS | Kotak India Growth Fund	–	(11,497,372)	–	2,784,774	(8,712,598)
ALPS | Smith Short Duration Bond Fund	1,540,445	35,295	–	2,066,463	3,642,203
ALPS | Smith Total Return Bond Fund	21,904,876	1,991,099	–	27,252,229	51,148,204
ALPS | Smith Credit Opportunities Fund	55,231	–	–	(124,080)	(68,849)
ALPS | Smith Balanced Opportunity Fund	1,817	(3,355)	–	(156,275)	(157,813)
ALPS | Red Rocks Global Opportunity Fund	–	4,029,571	–	4,533,259	8,562,830
Clough China Fund	1,139,685	649,416	–	11,783,015	13,572,116
RiverFront Asset Allocation Moderate	10,915	(1,116,975)	–	2,016,193	910,133
RiverFront Asset Allocation Aggressive	223,722	(3,061,797)	–	134,747	(2,703,328)
RiverFront Asset Allocation Growth & Income	15,521	(6,705,437)	–	2,621,953	(4,067,963)

Capital loss carryovers used during the year ended October 31, 2020 for Riverfront Asset Allocation Moderate Fund, were $37,685.

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of October 31, 2020 the following amounts are available as carry forwards to the next tax year:

Capital losses deferred to next tax year were as follows:

Fund	Short-Term	Long-Term
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$41,170,843	$54,379,940
ALPS | Kotak India Growth Fund	11,497,372	–
ALPS | Smith Balanced Opportunity Fund	3,355	–
RiverFront Asset Allocation Moderate*	951,597	165,378
RiverFront Asset Allocation Aggressive	1,248,412	1,813,385
RiverFront Asset Allocation Growth & Income*	2,970,828	3,734,609

*	May be subject to §382 limitation resulting from mergers.

Unrealized Appreciation and Depreciation on Investments: As of October 31, 2020, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$27,421,404	$(46,481,787)	$111	$(19,060,272)	$470,249,924
ALPS | Kotak India Growth Fund	12,707,783	(9,058,549)	(864,460)	2,784,774	156,972,729
ALPS | Smith Short Duration Bond Fund	2,199,986	(133,523)	–	2,066,463	176,984,827
ALPS | Smith Total Return Bond Fund	32,989,454	(5,737,225)	–	27,252,229	1,305,470,349
ALPS | Smith Credit Opportunities Fund	86,187	(210,267)	–	(124,080)	27,069,343
ALPS | Smith Balanced Opportunity Fund	117,189	(273,464)	–	(156,275)	14,028,179
ALPS | Red Rocks Global Opportunity Fund	7,874,626	(3,329,332)	(12,035)	4,533,259	83,626,600
Clough China Fund	16,959,627	(5,176,896)	284	11,783,015	26,667,813
RiverFront Asset Allocation Moderate	2,433,312	(95,040)	(322,079)	2,016,193	44,649,682
RiverFront Asset Allocation Aggressive	746,422	(611,677)	2	134,747	22,508,765
RiverFront Asset Allocation Growth & Income	2,784,508	(278,678)	116,123	2,621,953	57,031,992

189	| October 31, 2020

Notes to Financial Statements

October 31, 2020

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the Fiscal Year Ended October 31, 2020 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$101,214,954	$80,426,254
ALPS | Kotak India Growth Fund(b)	241,562,031	97,533,200
ALPS | Smith Short Duration Bond Fund	307,288,281	228,289,248
ALPS | Smith Total Return Bond Fund	1,667,667,826	997,109,762
ALPS | Smith Credit Opportunities Fund	31,739,817	9,786,982
ALPS | Smith Balanced Opportunity Fund	12,403,600	1,529,378
ALPS | Red Rocks Global Opportunity Fund	54,928,498	142,618,773
Clough China Fund	38,870,708	45,784,155
RiverFront Asset Allocation Moderate	10,496,459	27,485,671
RiverFront Asset Allocation Aggressive	5,969,607	17,619,637
RiverFront Asset Allocation Growth & Income	21,814,461	42,361,800

Purchases and sales of U.S. Government Obligations during the fiscal year ended October 31, 2020 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$321,768,019	$404,146,657
ALPS | Smith Short Duration Bond Fund	123,945,319	97,359,421
ALPS | Smith Total Return Bond Fund	1,730,105,926	1,659,101,595
ALPS | Smith Balanced Opportunity Fund	4,014,826	1,624,656
ALPS | Smith Credit Opportunities Fund	4,685,203	1,960,520

(a)	Purchases and sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).

(b)	Purchases and sales for ALPS | Kotak India Growth Fund are consolidated and include the balances of Kotak Mauritius Portfolio (wholly owned subsidiary).

6. BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 90 days of purchase for ALPS | Red Rocks Global Opportunity Fund, ALPS | Smith Balanced Opportunity Fund, ALPS | Smith Credit Opportunities Fund and 30 days of purchase for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, and Clough China Fund, may incur a 2% short-term redemption fee deducted from the redemption amount. RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate shares do not incur redemption fees. Effective December 20, 2019, the ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund do not incur redemption fees.

Effective December 1, 2017, Class A shares were renamed Investor Class shares for all Funds. Such shares will be offered without an initial sales charge or a contingent deferred sales charge. The RiverFront Asset Allocation Aggressive existing Investor shares were renamed Investor Class II shares.

190	| October 31, 2020

Notes to Financial Statements

October 31, 2020

For the fiscal year ended October 31, 2020, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

	Redemption Fee Retained
Fund	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Investor Class	$3,872	$2,604
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class A	38	–
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C	–	1,039
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I	6,370	6,458
ALPS | Kotak India Growth Fund - Investor Class	286,145	100
ALPS | Kotak India Growth Fund - Class C	–	21
ALPS | Kotak India Growth Fund - Class I	550	–
ALPS | Smith Short Duration Bond Fund - Class A	–	6
ALPS | Smith Short Duration Bond Fund - Class I	2,157	18,679
ALPS | Smith Total Return Bond Fund - Investor Class	20	51
ALPS | Smith Total Return Bond Fund - Class A	4,313	120
ALPS | Smith Total Return Bond Fund - Class I	29,289	34,809
ALPS | Red Rocks Global Opportunity Fund - Investor Class	12,646	1,691
ALPS | Red Rocks Global Opportunity Fund - Class A	1,933	–
ALPS | Red Rocks Global Opportunity Fund - Class C	367	73
ALPS | Red Rocks Global Opportunity Fund - Class I	16,589	10,842
Clough China Fund - Investor Class	133	–
Clough China Fund - Class C	1	–

191 | October 31, 2020

Notes to Financial Statements

October 31, 2020

Transactions in shares of capital stock were as follows:

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Investor Class
Shares sold	3,723,036	2,446,483
Dividends reinvested	52,689	192,619
Shares redeemed	(1,557,348)	(3,226,399)
Net increase/(decrease) in shares outstanding	2,218,377	(587,297)
Class A
Shares sold	141,752	86,944
Dividends reinvested	855	769
Shares redeemed	(48,458)	(488)
Net increase in shares outstanding	94,149	87,225
Class C
Shares sold	55,316	302,846
Dividends reinvested	4,410	27,483
Shares redeemed	(704,431)	(591,807)
Net decrease in shares outstanding	(644,705)	(261,478)
Class I
Shares sold	31,313,307	34,629,454
Dividends reinvested	575,900	2,060,834
Shares redeemed	(34,485,123)	(47,684,063)
Net decrease in shares outstanding	(2,595,916)	(10,993,775)

	ALPS | Kotak India Growth Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Investor Class
Shares sold	1,469,294	90,140
Dividends reinvested	3,593	28,015
Shares redeemed	(1,612,826)	(260,791)
Net decrease in shares outstanding	(139,939)	(142,636)
Class A
Shares sold	1,521	6,622
Dividends reinvested	88	49
Shares redeemed	(1,914)	–
Net increase/(decrease) in shares outstanding	(305)	6,671
Class C
Shares sold	7,894	6,702
Dividends reinvested	2,484	12,986
Shares redeemed	(30,928)	(21,708)
Net decrease in shares outstanding	(20,550)	(2,020)
Class I
Shares sold	547,548	820,197
Dividends reinvested	17,939	60,005
Shares redeemed	(527,423)	(383,177)
Net increase in shares outstanding	38,064	497,025
Class II(a)
Shares sold	13,368,943	–
Shares redeemed	(2,963,226)	–
Net increase in shares outstanding	10,405,717	–

(a)	Class II commenced operations on December 19, 2019.

192 | October 31, 2020

Notes to Financial Statements

October 31, 2020

	ALPS | Smith Short Duration Bond Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Investor Class
Shares sold	826,795	25,637
Dividends reinvested	1,587	988
Shares redeemed	(22,188)	(25,150)
Net increase in shares outstanding	806,194	1,475
Class A
Shares sold	315,200	36,264
Dividends reinvested	1,745	441
Shares redeemed	(14,094)	(1,808)
Net increase in shares outstanding	302,851	34,897
Class C
Shares sold	175,014	12,866
Dividends reinvested	806	555
Shares redeemed	(17,601)	(1,978)
Net increase in shares outstanding	158,219	11,433
Class I
Shares sold	15,201,725	4,134,450
Dividends reinvested	114,292	43,420
Shares redeemed	(3,995,650)	(1,159,658)
Net increase in shares outstanding	11,320,367	3,018,212

	ALPS | Smith Total Return Bond Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Investor Class
Shares sold	851,183	703,752
Dividends reinvested	10,771	5,233
Shares redeemed	(354,961)	(368,244)
Net increase in shares outstanding	506,993	340,741
Class A
Shares sold	680,483	823,752
Dividends reinvested	21,602	3,772
Shares redeemed	(114,005)	(119,436)
Net increase in shares outstanding	588,080	708,088
Class C
Shares sold	470,809	155,015
Dividends reinvested	4,985	517
Shares redeemed	(64,416)	(10,168)
Net increase in shares outstanding	411,378	145,364
Class I
Shares sold	98,260,437	33,518,918
Dividends reinvested	1,340,528	220,509
Shares redeemed	(16,682,072)	(1,476,356)
Net increase in shares outstanding	82,918,893	32,263,071

193 | October 31, 2020

Notes to Financial Statements

October 31, 2020

ALPS | Smith Credit Opportunities Fund
For the Period September 16, 2020 (Commencement) to October 31, 2020
Investor Class
Shares sold	70,203
Shares redeemed	(17)
Net increase in shares outstanding	70,186
Class A
Shares sold	100,000
Net increase in shares outstanding	100,000
Class C
Shares sold	50,000
Net increase in shares outstanding	50,000
Class I
Shares sold	2,545,943
Dividends reinvested	128
Shares redeemed	(32,551)
Net increase in shares outstanding	2,513,520

ALPS | Smith Balanced Opportunity Fund
For the Period September 16, 2020 (Commencement) to October 31, 2020
Investor Class
Shares sold	60,855
Net increase in shares outstanding	60,855
Class A
Shares sold	100,000
Net increase in shares outstanding	100,000
Class C
Shares sold	50,000
Net increase in shares outstanding	50,000
Class I
Shares sold	1,243,550
Dividends reinvested	70
Net increase in shares outstanding	1,243,620

194 | October 31, 2020

Notes to Financial Statements

October 31, 2020

	ALPS | Red Rocks Global Opportunity Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Investor Class
Shares sold	746,089	890,646
Dividends reinvested	396,106	178,286
Shares redeemed	(1,986,245)	(3,085,473)
Net decrease in shares outstanding	(844,050)	(2,016,541)
Class A
Shares sold	502,233	179,366
Dividends reinvested	11,532	186
Shares redeemed	(222,154)	(77,914)
Net increase in shares outstanding	291,611	101,638
Class C
Shares sold	100,932	125,206
Dividends reinvested	277,858	90,579
Shares redeemed	(1,107,493)	(914,084)
Net decrease in shares outstanding	(728,703)	(698,299)
Class I
Shares sold	3,948,906	6,594,931
Dividends reinvested	2,205,348	881,354
Shares redeemed	(15,717,303)	(14,608,996)
Net decrease in shares outstanding	(9,563,049)	(7,132,711)
Class R
Shares sold	172,726	210,457
Dividends reinvested	169,759	45,988
Shares redeemed	(240,276)	(174,673)
Net increase in shares outstanding	102,209	81,772

	Clough China Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Investor Class
Shares sold	26,030	20,658
Dividends reinvested	27,169	27,938
Shares redeemed	(136,999)	(97,477)
Net decrease in shares outstanding	(83,800)	(48,881)
Class A
Shares sold	28,884	72,214
Dividends reinvested	3,571	29
Shares redeemed	(17,923)	(5,585)
Net increase in shares outstanding	14,532	66,658
Class C
Shares sold	2,134	4,859
Dividends reinvested	5,599	10,101
Shares redeemed	(60,290)	(124,862)
Net decrease in shares outstanding	(52,557)	(109,902)
Class I
Shares sold	45,424	26,978
Dividends reinvested	91,364	78,396
Shares redeemed	(138,066)	(66,184)
Net increase/(decrease) in shares outstanding	(1,278)	39,190

195 | October 31, 2020

Notes to Financial Statements

October 31, 2020

	RiverFront Asset Allocation Aggressive
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Investor Class
Shares sold	2,440	125,608
Dividends reinvested	6,342	94,006
Shares redeemed	(182,440)	(189,124)
Net increase/(decrease) in shares outstanding	(173,658)	30,490
Class A
Shares sold	38,409	82,909
Dividends reinvested	1,412	200
Shares redeemed	(17,567)	(17,859)
Net increase in shares outstanding	22,254	65,250
Class C
Shares sold	10,908	40,125
Dividends reinvested	7,859	190,251
Shares redeemed	(157,814)	(407,276)
Net decrease in shares outstanding	(139,047)	(176,900)
Class I
Shares sold	42,140	149,895
Dividends reinvested	8,074	187,996
Shares redeemed	(389,251)	(603,425)
Net decrease in shares outstanding	(339,037)	(265,534)
Investor II
Shares sold	2,707	7,818
Dividends reinvested	1,484	36,176
Shares redeemed	(47,500)	(75,492)
Net decrease in shares outstanding	(43,309)	(31,498)
Class L
Shares sold	113,431	179,272
Dividends reinvested	29,157	415,449
Shares redeemed	(522,923)	(381,451)
Net increase/(decrease) in shares outstanding	(380,335)	213,270

196 | October 31, 2020

Notes to Financial Statements

October 31, 2020

	RiverFront Asset Allocation Growth & Income
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Investor Class
Shares sold	10,492	17,283
Dividends reinvested	11,414	120,109
Shares redeemed	(184,808)	(351,316)
Acquisition (Note 10)	–	273,339
Net increase/(decrease) in shares outstanding	(162,902)	59,415
Class A
Shares sold	159,284	313,306
Dividends reinvested	5,987	2,838
Shares redeemed	(105,466)	(73,986)
Acquisition (Note 10)	–	76,643
Net increase in shares outstanding	59,805	318,801
Class C
Shares sold	69,052	82,129
Dividends reinvested	19,111	292,273
Shares redeemed	(595,631)	(950,068)
Acquisition (Note 10)	–	500,915
Net decrease in shares outstanding	(507,468)	(74,751)
Class I
Shares sold	356,030	638,382
Dividends reinvested	66,670	625,708
Shares redeemed	(1,640,532)	(1,866,300)
Acquisition (Note 10)	–	861,187
Net increase/(decrease) in shares outstanding	(1,217,832)	258,977

197 | October 31, 2020

Notes to Financial Statements

October 31, 2020

	RiverFront Asset Allocation Moderate
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Investor Class
Shares sold	15,746	1,837
Dividends reinvested	6,563	119,729
Shares redeemed	(145,967)	(357,459)
Acquisition (Note 10)	–	14,598
Net decrease in shares outstanding	(123,658)	(221,295)
Class A
Shares sold	351,122	711,679
Dividends reinvested	9,942	6,082
Shares redeemed	(196,595)	(180,214)
Acquisition (Note 10)	–	29,193
Net increase in shares outstanding	164,469	566,740
Class C
Shares sold	44,622	116,728
Dividends reinvested	16,302	577,863
Shares redeemed	(1,083,506)	(2,143,904)
Acquisition (Note 10)	–	472,697
Net decrease in shares outstanding	(1,022,582)	(976,616)
Class I
Shares sold	254,684	256,077
Dividends reinvested	36,154	406,794
Shares redeemed	(920,184)	(951,196)
Acquisition (Note 10)	–	282,639
Net decrease in shares outstanding	(629,346)	(5,686)

198 | October 31, 2020

Notes to Financial Statements

October 31, 2020

7.  AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, realized gains or losses, change in unrealized gains or losses, shares and value of investments in affiliated companies for the year ended October 31, 2020 were as follows:

RiverFront Asset Allocation Aggressive	Market Value as of October 31, 2019	Purchases	Sales	Market Value as of October 31, 2020	Share Balance as of October 31, 2020	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
First Trust RiverFront Dynamic Asia Pacific ETF	$1,811,145	$134,205	$(1,029,341)	$783,725	15,772	$32.988	$191,029	$(323,313)
First Trust RiverFront Dynamic Developed International ETF	7,983,054	–	(3,947,474)	3,394,461	62,181	101,843	3,775	(644,894)
First Trust RiverFront Dynamic Emerging Markets ETF	3,061,672	1,042,382	(1,266,592)	2,753,585	45,089	103,882	55,691	(143,940)*
First Trust RiverFront Dynamic Europe ETF	2,155,285	607,444	(1,318,276)	1,451,594	26,092	33,568	172,104	(164,963)
RiverFront Dynamic US Dividend Advantage ETF	5,518,661	3,853,956	(2,620,594)	7,066,248	210,946	120,104	390,467	(76,242)
RiverFront Dynamic US Flex-Cap ETF	14,520,890	–	(7,106,189)	6,940,799	203,304	138,895	29,379	(503,281)
RiverFront Dynamic Core Income ETF	–	331,620	(331,171)	–	–	1,031	–	(449)
	35,050,707	5,969,607	(17,619,637)	22,390,412		532,311	842,445	(1,857,082)

RiverFront Asset Allocation Growth & Income	Market Value as of October 31, 2019	Purchases	Sales	Market Value as of October 31, 2020	Share Balance as of October 31, 2020	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
RiverFront Dynamic Core Income ETF	$15,798,220	$5,506,464	$(8,292,785)	$13,323,893	512,556	$301,203	$247,131	$64,863
RiverFront Dynamic Unconstrained Income ETF	1,571,631	92,896	(523,874)	1,120,785	44,608	67,656	(9,245)	(21,074)*
Riverfront Strategic Income Fund	3,468,620	1,257,064	(2,804,809)	1,752,818	71,427	76,777	(82,102)	(85,955)
First Trust RiverFront Dynamic Developed International ETF	11,891,781	4,298,877	(6,554,961)	9,191,264	168,369	192,901	643,106	(1,087,539)
First Trust RiverFront Dynamic Emerging Markets ETF	6,012,392	1,003,078	(1,843,657)	5,062,398	82,895	195,369	8,298	(117,713)
RiverFront Dynamic US Dividend Advantage ETF	18,147,419	6,907,143	(5,498,582)	20,058,777	598,807	351,138	597,940	(95,143)
RiverFront Dynamic US Flex-Cap ETF	19,189,665	2,748,939	(12,999,207)	7,594,579	222,454	180,811	128,065	(1,472,210)*
First Trust RiverFront Dynamic Asia Pacific ETF	827,482	–	(722,547)	–	–	10,654	109,629	(214,564)
First Trust RiverFront Dynamic Europe ETF	3,430,593	–	(3,121,377)	–	–	23,032	207,534	(516,750)
	80,337,803	21,814,461	(42,361,799)	58,104,514		1,399,541	1,850,356	(3,546,085)

199 | October 31, 2020

Notes to Financial Statements

October 31, 2020

RiverFront Asset Allocation Moderate	Market Value as of October 31, 2019	Purchases	Sales	Market Value as of October 31, 2020	Share Balance as of October 31, 2020	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
RiverFront Dynamic Core Income ETF	$25,091,122	$3,287,940	$(9,430,223)	$19,601,582	754,052	$469,382	$200,740	$452,003
RiverFront Dynamic Unconstrained Income ETF	1,207,998	41,617	(381,202)	858,377	34,164	45,943	(6,370)	(4,719)*
Riverfront Strategic Income Fund	2,552,574	1,068,435	(2,112,519)	1,394,780	56,837	58,870	(59,153)	(54,557)
First Trust RiverFront Dynamic Developed International ETF	3,128,156	931,870	(1,366,895)	2,499,730	45,791	55,529	(36,515)	(156,886)*
RiverFront Dynamic US Dividend Advantage ETF	19,202,692	5,166,597	(8,527,776)	16,246,515	485,001	320,868	335,870	69,132
RiverFront Dynamic US Flex-Cap ETF	11,218,993	–	(5,667,057)	5,163,846	151,255	106,815	19,320	(407,410)
	62,401,535	10,496,459	(27,485,672)	45,764,830		1,057,407	453,892	(102,437)

*	Differences due to book and tax differences

8.  MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (the “AAI”) acts as the Funds’ investment adviser. AAI is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor(s) listed in the table below. Each Sub-Advisor manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor(s)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India Growth Fund	Kotak Mahindra Asset Management (Singapore) Pte. Ltd
ALPS | Smith Short Duration Bond Fund	Smith Capital Investors, LLC
ALPS | Smith Total Return Bond Fund	Smith Capital Investors, LLC
ALPS | Smith Credit Opportunities Fund	Smith Capital Investors, LLC
ALPS | Smith Balanced Opportunity Bond Fund	Smith Capital Investors, LLC
ALPS | Red Rocks Global Opportunity Fund	Red Rocks Capital, LLC(a)
Clough China Fund	Clough Capital Partners, LP
RiverFront Asset Allocation Aggressive	RiverFront Investment Group, LLC
RiverFront Asset Allocation Growth & Income	RiverFront Investment Group, LLC
RiverFront Asset Allocation Moderate	RiverFront Investment Group, LLC

(a)	Red Rocks Capital, LLC is a subsidiary of ALPS Advisors, Inc.

200 | October 31, 2020

Notes to Financial Statements

October 31, 2020

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India Growth Fund	0.65%(a)
ALPS | Smith Short Duration Bond Fund	0.37%
ALPS | Smith Total Return Bond Fund	0.55%
ALPS | Smith Credit Opportunities Fund	0.75%
ALPS | Smith Balanced Opportunity Bond Fund	0.70%
ALPS | Red Rocks Global Opportunity Fund	0.85%
Clough China Fund	1.00%(b)

(a)	Effective December 2, 2019, the contractual management fee is 0.65% Prior to December 2, 20219, the contractual management fee was 1.25%.
(b)	Effective August 18, 2020, the contractual management fee is 1.00% Prior to August 18, 2020, the contractual management fee was 1.35%

Pursuant to the Administrative Services Agreement, the Riverfront Funds listed below pay an annual unitary administrative fee which is based on each Fund’s average daily net assets. The unitary administrative fee is paid on a monthly basis. The following table reflects the Funds’ contractual unitary administrative fee rates (expressed as an annual rate).

Fund	Contractual Unitary Fee
RiverFront Asset Allocation Aggressive	0.25%
RiverFront Asset Allocation Growth & Income	0.25%
RiverFront Asset Allocation Moderate	0.25%

Pursuant to an Investment Sub-advisory Agreement, AAI pays the Sub-Advisors of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India Growth Fund	All Asset Levels	0.56%(a)
ALPS | Smith Short Duration Bond Fund	All Asset Levels	0.29%
ALPS | Smith Total Return Bond Fund	All Asset Levels	0.42%
ALPS | Smith Credit Opportunities Fund	All Asset Levels	0.50%
ALPS | Smith Balanced Opportunity Bond Fund	All Asset Levels	0.37%
ALPS | Red Rocks Global Opportunity Fund	All Asset Levels	0.57%
Clough China Fund	All Asset Levels	0.67%(b)

(a)	Effective December 2, 2019, the contractual Sub-Advisory fee is 0.56%. Prior to December 2, 2019, the contractual Sub-Advisory fee was 1.15% for the first $50 million and 1.05% for over $50 million.
(b)	Effective August 18, 2020 the contractual Sub-Advisory fee is 0.67%. Prior to August 18, 2020, the contractual Sub-Advisory fee was 0.90%

201 | October 31, 2020

Notes to Financial Statements

October 31, 2020

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

AAI and CoreCommodity Management LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Kotak India Growth Fund

Prior to April 1, 2017, AAI and Kotak Mahindra (UK) Limited have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below. Effective April 1, 2017, Kotak entered into a Novation Agreement with the Fund, AAI and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (“KMAMS”), another wholly owned subsidiary of Kotak Mahindra Bank Limited, whereby KMAMS will assume all of Kotak’s rights and obligations under the current Sub-Advisory Agreement.

ALPS | Smith Short Duration Bond Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Smith Total Return Bond Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Smith Credit Opportunities Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Smith Balanced Opportunity Bond Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Red Rocks Global Opportunity Fund

AAI and Red Rocks Capital LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, shareholder service fees, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

Clough China Fund

AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles that exceed the following annual rates below.

202 | October 31, 2020

Notes to Financial Statements

October 31, 2020

These agreements are reevaluated on an annual basis. Expense limitation ratios from the current agreements are listed below. Fees waived or reimbursed for the Fiscal Year Ended October 31, 2020 are disclosed on the Statement of Operations or Consolidated Statement of Operations.

Fund*	Investor Class	Class A	Class C	Class I	Class II	Class R
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1.05%	1.05%	1.05%	1.15%	N/A	N/A
ALPS | Kotak India Growth Fund	1.00%(a)	1.00%(a)	1.00%(a)	1.00%(a)	0.75%	N/A
ALPS | Smith Short Duration Bond Fund	0.49%	0.49%	0.49%	0.49%	N/A	N/A
ALPS | Smith Total Return Bond Fund	0.67%	0.67%	0.67%	0.67%	N/A	N/A
ALPS | Smith Credit Opportunities Fund	0.90%	0.90%	0.90%	0.90%	N/A	N/A
ALPS | Smith Balanced Opportunity Bond Fund	0.85%	0.85%	0.85%	0.85%	N/A	N/A
ALPS | Red Rocks Global Opportunity Fund	1.25%	1.25%	1.25%	1.25%	N/A	1.25%
Clough China Fund(b)	1.60%	1.60%	2.35%	1.35%	N/A	N/A

*	See each Fund’s Performance Update section for Expense Limitation agreement expiration dates

(a)	Effective December 2, 2019, the expense limitation changed from 1.60% to 1.00%, ecluding, among other fees and expenses, 12b-1 fees and shareholder service fees.

(b)	Effecive August 18, 2020, the Clough China Fund changed their expense limitation ratios. Prior to August 18, 2020, Clough China’s expense limitation ratios for Investor Class, Class A, Class C, and Class I were 1.95%, 1.95%, 2.70%, and 1.70%, respectively.

The Advisor(s) and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Smith Short Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Smith Balanced Opportunity Fund, ALPS | Smith Credit Opportunities Fund, ALPS | Red Rocks Global Opportunity Fund, and Clough China Fund are not obligated to pay any deferred fees and expenses more than thirty-six months after the date on which the fees was waived or expenses were deferred, as calculated on a monthly basis. As of the Fiscal Year Ended October 31, 2020, the Advisor and Sub-Advisor(s) may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 10/31/21	Expires 10/31/22	Expires 10/31/23	Total
ALPS | CoreCommodity Mgmt CompleteCommoditiesSM Strategy Fund - Investor Class	N/A	N/A	N/A	N/A
ALPS | CoreCommodity Mgmt CompleteCommoditiesSM Strategy Fund - Class A	N/A	N/A	N/A	N/A
ALPS | CoreCommodity Mgmt CompleteCommoditiesSM Strategy Fund - Class C	N/A	N/A	112	112
ALPS | CoreCommodity Mgmt CompleteCommoditiesSM Strategy Fund - Class I	N/A	N/A	N/A	N/A
ALPS | Kotak India Growth Fund - Investor Class	75,758	74,543	12,699	163,000
ALPS | Kotak India Growth Fund - Class A	42	536	243	821
ALPS | Kotak India Growth Fund - Class C	20,620	29,613	5,802	56,035
ALPS | Kotak India Growth Fund - Class I	171,092	229,275	60,188	460,555
ALPS | Kotak India Growth Fund - Class II	N/A	N/A	411,967	411,967
ALPS | Smith Short Duration Bond Fund - Investor Class	2,130	1,603	2,510	6,243
ALPS | Smith Short Duration Bond Fund - Class A	1,214	752	2,600	4,566
ALPS | Smith Short Duration Bond Fund - Class C	1,236	1,398	1,915	4,549
ALPS | Smith Short Duration Bond Fund - Class I	33,418	105,940	184,309	323,667
ALPS | Smith Total Return Bond Fund - Investor Class	1,061	2,913	3,483	7,457
ALPS | Smith Total Return Bond Fund - Class A	1,197	1,933	4,094	7,224
ALPS | Smith Total Return Bond Fund - Class C	1,187	458	2,094	3,739
ALPS | Smith Total Return Bond Fund - Class I	37,658	128,360	461,477	627,495
ALPS | Smith Credit Opportunities Fund - Investor Class	N/A	N/A	972	972
ALPS | Smith Credit Opportunities Fund - Class A	N/A	N/A	1,487	1,487
ALPS | Smith Credit Opportunities Fund - Class C	N/A	N/A	743	743
ALPS | Smith Credit Opportunities Fund - Class I	N/A	N/A	21,266	21,266
ALPS | Smith Balanced Opportunity Fund - Investor Class	N/A	N/A	1,277	1,277
ALPS | Smith Balanced Opportunity Fund - Class A	N/A	N/A	2,362	2,362
ALPS | Smith Balanced Opportunity Fund - Class C	N/A	N/A	1,181	1,181
ALPS | Smith Balanced Opportunity Fund - Class I	N/A	N/A	26,090	26,090
Clough China Fund - Investor Class	22,462	31,929	28,455	82,846
Clough China Fund - Class A	9	1,835	3,601	5,445
Clough China Fund - Class C	8,014	8,760	4,818	21,592
Clough China Fund - Class I	42,718	66,102	73,774	182,594

203 | October 31, 2020

Notes to Financial Statements

October 31, 2020

The CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”) has each entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with CoreCommodity Management, LLC for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the CoreCommodity Management, LLC a management fee at the same rate that the Fund pays AAI for investment advisory services provided to the Funds. CoreCommodity Management, LLC has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This agreement may be terminated based on the terms of the Subsidiary Advisory Agreement. For the year ended October 31, 2020, this amount equaled $876,554 and is disclosed in the Consolidated Statements of Operations. These waivers are not subject to reimbursement/recoupment.

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund recovered $6 of reimbursed expense during the Fiscal Year Ended October 31, 2020.

The Riverfront Funds do not pay a management fee or contractually limit the amount of each Fund’s total annual expenses.

Kotak Mahindra Asset Management (Singapore) Pte. Ltd. executed purchase and sale trades in the ALPS | Kotak India Growth Fund with the sub-adviser’s affiliated broker-dealer, Kotak Securities, (the “affiliate broker”). Fund commissions paid to the affiliate broker were $30,120 during the year ended October 31, 2020.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission.

Distribution and Services (12b-1) Plans

Each Fund has adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class, Class A, Class C and Class R (ALPS | Red Rocks Global Opportunity Fund only) and Investor Class II (Asset Allocation Aggressive only) shares. The Plans allows a Fund to use Investor Class, Class A, Class C, Class R and Investor Class II assets to pay fees in connection with the distribution and marketing of Investor Class, Class A, Class C, Class R and Investor Class II shares and/or the provision of shareholder services to Investor Class, Class A, Class C, Class R and Investor Class II shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Investor Class, Class A, Class C, Class R and Investor Class II shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class, Class A and Investor Class II shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS | Red Rocks Global Opportunity Fund’s average daily net assets attributable to its Class R shares.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plans

Each Fund has adopted a shareholder services plan with respect to their Investor Class shares (the “Investor Class Shareholder Services Plan”). Under the Investor Class Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Investor Class shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Investor Class Shareholder Services Plan fees recaptured pursuant to the Services Plan for the year ended October 31, 2020 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Each Fund has adopted a shareholder services plan with respect to their Class A shares (the “Class A Shareholder Services Plan”). Under the Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates, an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Class A shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations. Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Class A Shareholder Services Plan fees recaptured pursuant to the Services Plan for the year ended October 31, 2020 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

204 | October 31, 2020

Notes to Financial Statements

October 31, 2020

Each Fund has adopted a shareholder services plan with respect to its Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Fund.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the Fiscal Year Ended October 31, 2020 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. FUND REORGANIZATIONS

At a regular meeting of the Board of Trustees held on June 11-12, 2019, the Trustees of the Riverfront Asset Allocation Growth Fund (the “Acquired Fund”), a former series of the Trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Acquired Fund into the Riverfront Asset Allocation Growth & Income Fund (“Acquiring Fund”). For accounting and financial reporting purposes, the Acquiring Fund is the accounting survivor.

At a regular meeting of the Board of Trustees held on June 11-12, 2019, the Trustees of the Riverfront Asset Allocation Income & Growth (the “Acquired Fund”), a former series of the Trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Acquired Fund into the Riverfront Asset Allocation Moderate (“Acquiring Fund”). For accounting and financial reporting purposes, the Acquiring Fund is the accounting survivor.

The purpose of the Reorganizations was to combine two funds with substantially identical investment objectives and similar principal investment strategies and policies.

Following the completion of the reorganization on September 13, 2019, and pursuant to the terms of the Plan, shareholders of the Acquired Fund became shareholders of the Acquiring Fund and received their respective class shares. The reorganizations qualified as tax-free “reorganizations” under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes.

As of the close of business on September 13, 2019, assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. On the Reorganization date, the Acquiring Fund and the Acquired Fund reported the following financial information:

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Moderate Fund	5,562,515	$57,347,121	Income & Growth	794,393	$8,215,791

205 | October 31, 2020

Notes to Financial Statements

October 31, 2020

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Growth & Income Fund	5,621,165	$66,383,356	Growth Fund	1,887,723	$20,193,762

The investment portfolio value and unrealized appreciation/ (depreciation) as of the Reorganization Date of the Acquired Funds were as follows:

Acquired Fund	Portfolio Value	Unrealized Appreciation of Acquired Fund
Income & Growth	$8,219,930	$322,079

Acquired Fund	Portfolio Value	Unrealized (Deprecation) of Acquired Fund
Growth Fund	$20,257,358	$(116,123)

Immediately following the Reorganizations the net assets of the Riverfront Asset Allocation Moderate and the Riverfront Asset Allocation Growth & Income were $65,562,912 and $86,577,118, respectively.

As a result of the Reorganizations, 799,127 Shares were issued in the Riverfront Asset Allocation Moderate Fund and 1,712,084 Shares were issued in the Riverfront Asset Allocation Growth & Income Fund.

Assuming the acquisition had been completed on November 1, 2019, the Acquiring Fund’s pro forma results of operations for the period November 1,  2018 to October 31, 2019, are as follows:

Moderate Fund Pro Forma (unaudited)
Net Investment Income	$1,260,193
Net Realized and Unrealized Gain on Investments	3,727,022
Net Increase in Net Assets Resulting from Operations	$4,987,215

Growth & Income Fund Pro Forma (unaudited)
Net Investment Income	$1,742,852
Net Realized and Unrealized Gain on Investments	3,374,876
Net Increase in Net Assets Resulting from Operations	$5,117,728

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables -Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the implication of the additional disclosure requirement and determined that there is no impact to the Funds’ financial statements.

12. SUBSEQUENT EVENTS

Subsequent events after the date of Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

206 | October 31, 2020

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Financial Investors Trust (the "Trust") comprising the funds listed in Appendix A, including the statements of investments as of October 31, 2020, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds constituting the Financial Investors Trust as of October 31, 2020, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
December 23, 2020

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

Appendix A
Fund	Statements of Assets and Liabilities, including the Statement of Investments	Statements of Operations, For the Year Ended	Statements of Changes in Net Assets for each of the Years in the Period Then Ended	Financial Highlights for each of the Years in the Period Then Ended
ALPS | Red Rocks Global Opportunity Fund[1]	10/31/2020	10/31/2020	10/31/2020, Two Years	10/31/2020, Five Years
Clough China Fund	10/31/2020	10/31/2020	10/31/2020, Two Years	10/31/2020, Five Years
RiverFront Asset Allocation Aggressive	10/31/2020	10/31/2020	10/31/2020, Two Years	10/31/2020, Five Years
RiverFront Asset Allocation Growth & Income	10/31/2020	10/31/2020	10/31/2020, Two Years	10/31/2020, Five Years
RiverFront Asset Allocation Moderate	10/31/2020	10/31/2020	10/31/2020, Two Years	10/31/2020, Five Years
ALPS | Smith Short Duration Bond Fund[2]	10/31/2020	10/31/2020	10/31/2020, Two Years	10/31/2020[2]
ALPS | Smith Total Return Bond Fund[2]	10/31/2020	10/31/2020	10/31/2020, Two Years	10/31/2020[2]
ALPS | Smith Balanced Opportunity Fund[3]	10/31/2020[3]	10/31/2020[3]	10/31/2020[3]	10/31/2020[3]
ALPS | Smith Credit Opportunities Fund[3]	10/31/2020[3]	10/31/2020[3]	10/31/2020[3]	10/31/2020[3]
ALPS | Kotak India Growth Fund[4]	10/31/2020	10/31/2020	10/31/2020, Two Years	10/31/2020, Five Years
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund[4]	10/31/2020	10/31/2020	10/31/2020, Two Years	10/31/2020, Five Years

[1]	Formerly ALPS | Red Rocks Listed Private Equity Fund.

[2]	Financial Highlights for each of the two years in the period ending October 31, 2020 and for the period July 2, 2018 (commencement of operations) to October 31, 2018.

[3]	Statement of Operations, Statements of Changes in Net Assets and Financial Highlights for the period September 16, 2020 (commencement of operations) to October 31, 2020.

[4]	Consolidated Statements of Assets and Liabilities, including the Consolidated Statements of Investments, related Consolidated Statements of Operations, the Consolidated Statements of Changes in Net Assets, and the Consolidated Financial Highlights.

207 | October 31, 2020

Additional Information

October 31, 2020 (Unaudited)

1.  FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2.  FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3.  TAX DESIGNATIONS

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2019, the following percentages met the requirements to be treated as qualifying for qualified dividend income and the corporate dividends received deduction:

	QDI	DRD
ALPS|Core Commodity Management Complete Commodities® Strategy Fund	70.67%	20.53%
ALPS|Kotak India Growth Fund	N/A	N/A
ALPS Smith Total Return Bond Fund	0.61%	0.61%
ALPS Smith Short Duration Bond Fund	N/A	N/A
ALPS|Red Rocks Global Opportunity Fund	15.50%	2.69%
Clough China Fund	59.68%	1.66%
RiverFront Asset Allocation Growth & Income Fund	80.40%	37.62%
RiverFront Asset Allocation Moderate Fund	61.52%	49.49%
RiverFront Asset Allocation Aggressive Fund	100%	47.03%

In early 2020, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2019 via Form 1099. The Funds will notify shareholders in early 2021 of amounts paid to them by the Funds, if any, during the calendar year 2020.

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Funds designate the following amounts as long-term capital gain dividends:

ALPS|Core Commodity Management Complete Commodities® Strategy Fund	$–
ALPS|Kotak India Growth Fund	$363,112
ALPS Smith Total Return Bond Fund	$8,170
ALPS Smith Short Duration Bond Fund	$7,397
ALPS|Red Rocks Global Opportunity Fund	$11,394,100
Clough China Fund	$2,743,546
RiverFront Asset Allocation Growth & Income Fund	$–
RiverFront Asset Allocation Moderate Fund	$–
RiverFront Asset Allocation Aggressive Fund	$–

The Funds below designate the following amounts for federal income tax purposes for the fiscal year ended October 31, 2020:

	Foreign Taxes Paid	Foreign Source Income
Clough China Fund	$–	$–

4.  DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AND SUB-ADVISORY AGREEMENTS

CoreCommodity Fund

On June 17, 2020, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to the ALPS/CoreCommodity Management CompleteCommodities Strategy Fund (the “CoreCommodity Fund”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the CoreCommodity Fund, CoreCommodity Management, LLC (“CoreCommodity”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement and other related materials. In renewing and approving the Investment Advisory Agreement and the

208 | October 31, 2020

Additional Information

October 31, 2020 (Unaudited)

Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the CoreCommodity Fund:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate paid by the Trust, on behalf of the CoreCommodity Fund, to AAI, of 0.85% of the CoreCommodity Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the CoreCommodity Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate paid by AAI to CoreCommodity of 0.75% of the CoreCommodity Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by CoreCommodity to the CoreCommodity Fund. The Trustees also considered information regarding compensation paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the CoreCommodity Fund’s contractual and gross advisory fee rates with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual and gross advisory fee rate for each class of the CoreCommodity Fund was above the respective Data Provider peer group median rate.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 1.40%, 2.05%, 1.14%, and 1.39% for the Class A, Class C, Class I, and Investor Class shares, respectively, of the CoreCommodity Fund. The Trustees noted that the total net expense ratio of each class of the CoreCommodity Fund was above the respective Data Provider peer group median ratio.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the CoreCommodity Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and CoreCommodity in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and CoreCommodity’s investment advisory personnel, their history as asset managers, and their performance and the amount of assets currently under management by AAI and CoreCommodity and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and CoreCommodity, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the CoreCommodity Fund.

The Trustees considered the background and experience of AAI’s and CoreCommodity’s management in connection with the CoreCommodity Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the CoreCommodity Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and CoreCommodity’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the CoreCommodity Fund, which included a comparison of the CoreCommodity Fund’s performance to the performance of a universe of comparable funds selected by the Data Provider. The Trustees noted that the performance of each class of the CoreCommodity Fund, for the period ended March 31, 2020, was generally below the respective Data Provider peer group median performance for the three month, one year, three year, and five year periods, as applicable, and generally above the respective Data Provider peer group median performance for the since inception period. The Trustees also considered CoreCommodity’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by CoreCommodity regarding fees charged to its other clients utilizing a strategy similar to that employed by the CoreCommodity Fund. The Trustees also noted that AAI indicated that it had no other clients utilizing a strategy similar to that employed by the CoreCommodity Fund.

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and CoreCommodity based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with CoreCommodity with respect to the CoreCommodity Fund, respectively. The Trustees considered the profits, if any, realized by AAI and CoreCommodity in connection with the operation of the CoreCommodity Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the CoreCommodity Fund will be passed along to the shareholders under the agreements.

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Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and CoreCommodity from their relationship with the CoreCommodity Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and gross advisory fee rate for each class of the CoreCommodity Fund was above the respective Data Provider peer group median rate;

●	CoreCommodity’s fees under its sub-advisory agreements are paid directly by AAI;

●	the total net expense ratio of each class of the CoreCommodity Fund was above the respective Data Provider peer group median ratio;

●	the nature, extent, and quality of services rendered by AAI and CoreCommodity under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the CoreCommodity Fund were adequate;

●	the performance of each class of the CoreCommodity Fund, for the period ended March 31, 2020, was generally below the respective Data Provider peer group median performance for the three month, one year, three year, and give year periods, as applicable, and generally above the respective Data Provider peer group median performance for the since inception period;

●	that (a) AAI had no other clients utilizing a strategy similar to that employed by the CoreCommodity Fund, and (b) bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to CoreCommodity’s other clients employing a comparable strategy to the CoreCommodity Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the CoreCommodity Fund;

●	the profit, if any, realized by AAI and CoreCommodity in connection with the operation of the CoreCommodity Fund is not unreasonable to the CoreCommodity Fund; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and CoreCommodity in connection with their relationship with the CoreCommodity Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and CoreCommodity’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the CoreCommodity Fund and its shareholders.

RiverFront Funds

On June 17, 2020, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, and RiverFront Asset Allocation Income & Growth (collectively, the “RiverFront Funds”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the RiverFront Funds, RiverFront Investment Group, LLC (“RiverFront”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement and other related materials. In renewing and approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the RiverFront Funds:

Investment Advisory and Sub-Advisory Fee Rates: There are no investment advisory or sub-advisory fees paid with respect to the RiverFront Funds. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

Total Net Expense Ratios: The Trustees reviewed and considered the total net expense ratios of the Class A, Class C, Class I, Investor Class, Investor Class II, and Class L shares of the RiverFront Funds. The Trustees noted that for RiverFront Asset Allocation Aggressive, the total net expense ratio was generally higher than the peer group median ratio for each class of shares, and for RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate, the total net expense ratio was generally lower than the peer group median ratio for each class of shares.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the RiverFront Funds under the Investment Advisory and

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Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and RiverFront in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and RiverFront’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and RiverFront and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and RiverFront, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the RiverFront Funds.

The Trustees considered the background and experience of AAI’s and RiverFront’s management in connection with the RiverFront Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the RiverFront Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and RiverFront’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the RiverFront Funds, which included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the performance of each class of each of the RiverFront Funds was generally below the respective Data Provider peer group median performance for the three month, one year, three year, five year, ten year, and since inception periods ended March 31, 2020, as applicable, except for Class C shares of RiverFront Asset Allocation Moderate. The Trustees also considered RiverFront’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by RiverFront and AAI regarding fees charged to their other clients utilizing a strategy similar to that employed by the RiverFront Funds.

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and RiverFront based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with RiverFront with respect to the RiverFront Funds, respectively. The Trustees considered the profits, if any, realized by AAI and RiverFront in connection with the operation of each RiverFront Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the RiverFront Funds will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and RiverFront from their relationship with the RiverFront Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	there are no investment advisory or sub-advisory fees paid with respect to the RiverFront Funds;

●	for RiverFront Asset Allocation Aggressive, the total net expense ratio was generally higher than the peer group median ratio for each class of shares, and for RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate, the total net expense ratios were generally lower than the peer group median ratios for each class of shares;

●	the nature, extent, and quality of services rendered by AAI and RiverFront under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the RiverFront Funds, as applicable, were adequate;

●	that the performance of each class of each of the RiverFront Funds was generally below the respective Data Provider peer group median performance for the three month, one year, three year, five year, ten year, and since inception periods ended March 31, 2020, as applicable, except for Class C shares of RiverFront Asset Allocation Moderate;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to AAI’s and RiverFront’s other clients employing a comparable strategy to one or more of the RiverFront Funds were not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the RiverFront Funds;

●	the profit, if any, realized by AAI and RiverFront in connection with the operation of the RiverFront Funds, as applicable, is not unreasonable to the RiverFront Funds; and

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●	there were no material economies of scale or other incidental benefits accruing to AAI and RiverFront in connection with their relationship with the RiverFront Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and RiverFront’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the RiverFront Funds and their shareholders.

Kotak Fund

On June 17, 2020, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to the ALPS/Kotak India Growth Fund (the “Kotak Fund”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the Kotak Fund, Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (“Kotak”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement and other related materials. In renewing and approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Kotak Fund:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate paid by the Trust, on behalf of the Kotak Fund, to AAI, of 0.65% of the Kotak Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the Kotak Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate paid by AAI to Kotak of 0.56% of the Kotak Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Kotak to the Kotak Fund. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the Kotak Fund’s contractual and gross advisory fee rates with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual and gross advisory fee rate for each class of the Kotak Fund was below the respective Data Provider peer group median rate.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 1.40%, 2.00%, 1.00%, 0.75%, and 1.40% for the Class A, Class C, Class I, Class II, and Investor Class shares, respectively, of the Kotak Fund. The Trustees noted that the total net expense ratio of each class of the Kotak Fund was below the respective Data Provider peer group median ratio.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Kotak Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Kotak in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Kotak’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and Kotak and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Kotak, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Kotak Fund.

The Trustees considered the background and experience of AAI’s and Kotak’s management in connection with the Kotak Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Kotak Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Kotak’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the Kotak Fund, which included a comparison of the Kotak Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the performance of each class of the Kotak Fund was generally below the respective Data Provider peer group median performance for the three month, one year, three year, and five year periods ended March 31, 2020, as applicable. The Trustees also considered Kotak’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Kotak regarding fees charged to its other clients utilizing a strategy similar to that employed by the Kotak Fund. The Trustees also noted that AAI indicated that it had no other clients utilizing a strategy similar to that employed by the Kotak Fund.

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Profitability: The Trustees received and considered the profitability analyses prepared by AAI and Kotak based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Kotak, with respect to the Kotak Fund, respectively. The Trustees considered the profits, if any, realized by AAI and Kotak in connection with the operation of the Kotak Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Kotak Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and Kotak from their relationship with the Kotak Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and gross advisory fee rate for each class of the Kotak Fund was below the respective Data Provider peer group median rate;

●	Kotak’s fees under its sub-advisory agreements are paid directly by AAI;

●	the total net expense ratio of each class of the Kotak Fund was below the respective Data Provider peer group median ratio;

●	the nature, extent, and quality of services rendered by AAI and Kotak under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Kotak Fund were adequate;

●	the performance of each class of the Kotak Fund was generally below the respective Data Provider peer group median performance for the three month, one year, three year, and five year periods ended March 31, 2020, as applicable;

●	that (a) AAI had no other clients utilizing a strategy similar to that employed by the Kotak Fund, and (b) bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Kotak’s other clients employing a comparable strategy to the Kotak Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the Kotak Fund;

●	the profit, if any, realized by AAI and Kotak in connection with the operation of the Kotak Fund is not unreasonable to the Kotak Fund; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and Kotak in connection with their relationship with the Kotak Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Kotak’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the Kotak Fund and its shareholders.

Red Rocks Fund

On June 17, 2020, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to the ALPS/Red Rocks Global Opportunity Fund (the “Red Rocks Fund”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the Red Rocks Fund, Red Rocks Capital LLC (“Red Rocks”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement and other related materials. In renewing and approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Red Rocks Fund:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate paid by the Trust, on behalf of the Red Rocks Fund, to AAI, of 0.85% of the Red Rocks Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the Red Rocks Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate paid by AAI to Red Rocks of 2/3 of the contractual annual advisory fee paid by the Trust to AAI, in light of the extent and quality of the advisory services provided by Red Rocks to the Red Rocks Fund. The Trustees also considered information regarding compensation paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the Red Rocks Fund’s contractual and gross advisory fee rates with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the

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contractual and gross advisory fee rates for the Red Rocks Fund were generally above the respective Data Provider peer group median rate for Class A and Class C and below the respective Data Provider peer group median rate for Class I, Investor Class, and Class R.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 1.48%, 2.16%, 1.19%, 1.44%, and 1.61% for the Class A, Class C, Class I, Investor Class, and Class R shares, respectively, of the Red Rocks Fund. The Trustees noted that the total net expense ratios for the Red Rocks Fund were above the respective Data Provider peer group median ratios for Class A and Class C and below the respective Data Provider peer group median ratios for Class I, Investor Class, and Class R.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Red Rocks Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Red Rocks in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Red Rocks’ investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and Red Rocks and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Red Rocks, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Red Rocks Fund.

The Trustees considered the background and experience of AAI’s and Red Rocks’ management in connection with the Red Rocks Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Red Rocks Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Red Rocks’ insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the Red Rocks Fund, which included a comparison of the Red Rocks Fund’s performance to the performance of a peer group selected by the Data Provider. The Trustees noted that the performance of each class of the Red Rocks Fund was below the respective Data Provider peer group median performance for the three month period ended March 31, 2020, and generally above the respective Data Provider peer group median performance for the one year, three year, five year, ten year, and since inception periods, as applicable, ended March 31, 2020, except for Class R, which generally had performance below the Data Provider peer group median performance for all applicable periods. The Trustees also considered Red Rocks’ investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Red Rocks and AAI regarding fees charged to their other clients utilizing a strategy similar to that employed by the Red Rocks Fund.

Profitability: The Trustees received and considered a combined profitability analysis prepared by AAI for AAI and Red Rocks based on the fees payable under the Investment Advisory Agreement with AAI and the Sub-Advisory Agreement with Red Rocks, with respect to the Red Rocks Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Red Rocks Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and Red Rocks from their relationship with the Red Rocks Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and gross advisory fee rates for the Red Rocks Fund were generally above the respective Data Provider peer group median rates for Class A and Class C and below the respective Data Provider peer group median rates for Class I, Investor Class, and Class R;

●	Red Rocks’ fees under its sub-advisory agreements are paid directly by AAI;

●	the total net expense ratios for the Red Rocks Fund were above the respective Data Provider peer group median ratios for Class A and Class C and below the respective Data Provider peer group median ratios for Class I, Investor Class, and Class R;

●	the nature, extent, and quality of services rendered by AAI and Red Rocks under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Red Rocks Fund were adequate;

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●	the performance of each class of the Red Rocks Fund was below the respective Data Provider peer group median performance for the three month period ended March 31, 2020, and generally above the respective Data Provider peer group median performance for the one year, three year, five year, ten year, and since inception periods, as applicable, ended March 31, 2020, except for Class R, which generally had performance below the Data Provider peer group median performance for all applicable periods;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to AAI’s and Red Rocks’ other clients employing a comparable strategy to the Red Rocks Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the Red Rocks Fund;

●	the profit, if any, realized by AAI and Red Rocks in connection with the operation of the Red Rocks Fund is not unreasonable to the Red Rocks Fund; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and Red Rocks in connection with their relationship with the Red Rocks Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Red Rocks’ compensation for investment advisory and sub-advisory services is consistent with the best interests of the Red Rocks Fund and its shareholders.

Clough Fund

On June 17, 2020, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to the Clough China Fund (the “Clough Fund”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the Clough Fund, Clough Capital Partners LP (“Clough Capital”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement and other related materials. In renewing and approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Clough Fund:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate paid by the Trust, on behalf of the Clough Fund, to AAI of 1.35% of the Clough Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the Clough Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate paid by AAI to Clough Capital of 0.90% of the Clough Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Clough Capital to the Clough Fund. The Trustees also considered information regarding compensation paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the Clough Fund’s contractual and gross advisory fee rates with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual and advisory fee rate for each class of the Clough Fund was above the respective Data Provider peer group median rate. In considering the advisory fee rates of the Clough Fund, the Trustees considered Clough Capital’s statements regarding potential proposed reductions in such fees.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 1.95%, 2.70%, 1.70%, and 1.95% for the Class A, Class C, Class I, and Investor Class shares, respectively, of the Clough Fund. The Trustees noted that the total net expense ratio of each class of the Clough Fund was above the respective Data Provider peer group median ratio.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Clough Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Clough Capital in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Clough Capital’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and Clough Capital and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Clough Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Clough Fund.

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The Trustees considered the background and experience of AAI’s and Clough Capital’s management in connection with the Clough Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Clough Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Clough Capital’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the Clough Fund, which included a comparison of the Clough Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the performance of each class of the Clough Fund was below the respective Data Provider peer group median performance for the three month, one year, three year, five year, ten year, and since inception periods ended March 31, 2020, as applicable. In considering the recent performance of the Clough Fund, the Trustees considered Clough Capital’s statements regarding its expectations for performance in the near term and regarding recent personnel changes at the firm. The Trustees also considered Clough Capital’s investment performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Clough Capital regarding fees charged to its other clients utilizing a strategy similar to that employed by the Clough Fund. The Trustees also noted that AAI indicated that it had no other clients utilizing a strategy similar to that employed by the Clough Fund.

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and Clough Capital based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Clough Capital with respect to the Clough Fund, respectively. The Trustees considered the profits, if any, realized by AAI and Clough Capital in connection with the operation of the Clough Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Clough Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and Clough Capital from their relationship with the Clough Fund, including whether soft dollar arrangements were used.

In renewing AAI as the Clough Fund’s investment adviser and Clough Capital as the Clough Fund’s sub-adviser and the fees charged under the Investment Advisory and Sub-Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory and Sub-Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and advisory fee rate for each class of the Clough Fund was above the respective Data Provider peer group median rate;

●	Clough Capital’s fees under its sub-advisory agreements are paid directly by AAI;

●	the total net expense ratio of each class of the Clough Fund was above the respective Data Provider peer group median ratio;

●	the nature, extent, and quality of services rendered by AAI and Clough Capital under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Clough Fund were adequate;

●	the performance of each class of the Clough Fund was below the respective Data Provider peer group median performance for the three month, one year, three year, five year, ten year, and since inception periods ended March 31, 2020, as applicable;

●	that (a) AAI had no other clients utilizing a strategy similar to that employed by the Clough Fund, and (b) bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Clough Capital’s other clients employing a comparable strategy to the Clough Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the Clough Fund;

●	the profit, if any, realized by AAI and Clough Capital in connection with the operation of the Clough Fund is not unreasonable to the Clough Fund; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and Clough Capital in connection with their relationship with the Clough Fund.

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Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Clough Capital’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the Clough Fund and its shareholders.

Smith Funds

On June 17, 20120, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to the ALPS/Smith Total Return Bond Fund and the ALPS/Smith Short Duration Bond Fund (collectively, the “Smith Funds”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the Smith Funds, Smith Capital Investors, LLC (“Smith Capital”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement and other related materials. In renewing and approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Smith Funds:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rates paid by the Trust, on behalf of the Smith Funds, to AAI, of 0.37% of the daily average net assets of the ALPS/Smith Short Duration Bond (the “Short Duration Bond Fund”) and 0.55% of the daily average net assets of the ALPS/Smith Total Return Bond Fund (the “Total Return Bond Fund,”) in light of the extent and quality of the advisory services provided by AAI to the Smith Funds. The Trustees also reviewed and considered the contractual annual sub-advisory fee rates paid by AAI to Smith Capital of 0.29% of the Short Duration Bond Fund’s daily average net assets and 0.42% of the Total Return Bond Fund’s daily average daily ne assets, in light of the extent and quality of the advisory services provided by Smith Capital to the Smith Funds. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of each Smith Fund’s contractual and gross advisory fee rates with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual and gross advisory fee rate for each class of each Smith Fund was generally above the respective Data Provider peer group median rate.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 0.95%, 1.67%, 0.67%, and 0.96% for the Class A, Class C, Class I, and Investor Class shares, respectively, of the Total Return Bond Fund and 0.74%, 1.49%, 0.49%, and 0.76% for the Class A, Class C, Class I, and Investor Class shares, respectively, of the Short Duration Bond Fund. The Trustees noted that the total net expense ratio of each class of each Smith Fund was generally above the respective Data Provider peer group median ratio.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Smith Funds under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Smith Capital in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Smith Capital’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and Smith Capital and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Smith Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Smith Funds.

The Trustees considered the background and experience of AAI’s and Smith Capital’s management in connection with the Smith Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Smith Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Smith Capital’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for each Smith Fund, which included a comparison of each Smith Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the performance of each class of each Smith Fund was above the respective Data Provider peer group median performance for the three month, one year, and since inception periods ended March 31, 2020. The Trustees also considered Smith Capital’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted that neither Smith Capital nor AAI currently manages any other accounts with similar strategies to the Smith Funds.

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Additional Information

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Profitability: The Trustees received and considered the profitability analyses prepared by AAI and Smith Capital based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Smith Capital, with respect to the Smith Funds, respectively. The Trustees considered the profits, if any, realized by AAI and Smith Capital in connection with the operation of the Smith Funds.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Smith Funds will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and Smith Capital from their relationship with the Smith Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and gross advisory fee rates for each class of each Smith Fund were generally above the respective Data Provider peer group median rates;

●	Smith Capital’s fees under its sub-advisory agreement are paid directly by AAI;

●	the total net expense ratio of each class of each Smith Fund was generally above the Data Provider peer group median ratio;

●	the nature, extent, and quality of services rendered by AAI and Smith Capital under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Smith Funds were adequate;

●	the performance of each class of each Smith Fund was above the respective Data Provider peer group median performance for the three month, one year, and since inception periods ended March 31, 2020;

●	that neither AAI nor Smith Capital currently manages any other accounts with similar investment strategies to the Smith Funds;

●	the profit, if any, realized by AAI and Smith Capital in connection with the operation of the Smith Funds is not unreasonable to the Smith Funds; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and Smith Capital in connection with their relationship with the Smith Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Smith Capital’s compensation for investment advisory and sub-advisory services is consistent with the best interests of each of the Smith Funds and its shareholders.

New Smith Funds

On June 17, 20120, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to the ALPS/Smith Balanced Opportunity Fund and the ALPS/Smith Credit Opportunities Fund (collectively, the “New Smith Funds”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the New Smith Funds, Smith Capital Investors, LLC (“Smith Capital”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement and other related materials. In approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the New Smith Funds:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate to be paid by the Trust, on behalf of the ALPS/Smith Balanced Opportunity Fund (the “Balanced Opportunity Fund”), of 0.70% of such Fund’s daily average net assets, and on behalf of the of the ALPS/Smith Credit Opportunities Fund (the “Credit Opportunities Fund”), of 0.75% of such Fund’s daily average net assets, to AAI, in light of the extent and quality of the advisory services to be provided by AAI to the New Smith Funds. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate to be paid by AAI to Smith Capital of 0.37% of the Balanced Opportunity Fund’s daily average net assets and of 0.50% of the Credit Opportunities Fund’s daily average net assets, in light of the extent and quality of the advisory services to be provided by Smith Capital to the New Smith Funds. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

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Additional Information

October 31, 2020 (Unaudited)

The Board received and considered information including a comparison of each New Smith Fund’s contractual advisory fee rate with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of the Balanced Opportunity Fund was below the Data Provider peer group median rate, and the contractual advisory fee rate of the Credit Opportunities Fund was above the Data Provider peer group median rate.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 0.85% and 0.90% for the Class I shares of the Balanced Opportunity Fund and Credit Opportunities Fund, respectively. The Trustees noted that the total net expense ratio of Class I of the Balanced Opportunity Fund was below the Data Provider peer group median ratio and the total net expense ratio of Class I of the Credit Opportunities Fund was above the Data Provider peer group median ratio.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the New Smith Funds under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Smith Capital in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Smith Capital’s investment advisory personnel, their history as asset managers and their performance, and the amount of assets currently under management by AAI and Smith Capital and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Smith Capital, including the proposed methods adopted to seek to achieve compliance with the proposed investment objectives, policies, and restrictions of the New Smith Funds.

The Trustees considered the background and experience of AAI’s and Smith Capital’s management in connection with the New Smith Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team that would be primarily responsible for the day-to-day portfolio management of the New Smith Funds and the extent of the resources that would be devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Smith Capital’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees noted that since the New Smith Funds have not yet begun operations, there is no performance to be reviewed or analyzed at this time. The Trustees further considered the reputation of Smith Capital’s personnel generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted that neither AAI nor Smith Capital currently manages any other accounts with similar investment strategies to the New Smith Funds.

Profitability: The Trustees received and considered the projected profitability analyses prepared by AAI and Smith Capital based on the fees to be paid under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Smith Capital, with respect to the New Smith Funds. The Trustees considered the profits, if any, anticipated to be realized by AAI and Smith Capital in connection with the operation of the New Smith Funds.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the New Smith Funds would be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits to be derived by Smith Capital or AAI from their relationship with the New Smith Funds, including whether soft dollar arrangements would be used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of the Balanced Opportunity Fund was below the Data Provider peer group median rate, and the contractual advisory fee rate of the Credit Opportunities Fund was above the Data Provider peer group median rate;

●	Smith Capital’s fees under its sub-advisory agreements are to be paid directly by AAI;

●	the total net expense ratio of Class I of the Balanced Opportunity Fund was below the Data Provider peer group median ratio and the total net expense ratio of Class I of the Credit Opportunities Fund was above the Data Provider peer group median ratio;

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Additional Information

October 31, 2020 (Unaudited)

●	the nature, extent, and quality of services to be rendered by AAI and Smith Capital under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the New Smith Funds were adequate;

●	since the New Smith Funds had not yet begun operations, there was no performance to be reviewed or analyzed at this time;

●	that neither AAI nor Smith Capital currently manages any other accounts with similar investment strategies to the New Smith Funds;

●	since the New Smith Funds were not yet in existence, no profit had been realized by AAI or Smith Capital in connection with the operation of the New Smith Funds; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and Smith Capital in connection with their relationship with the New Smith Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Smith Capital’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the New Smith Funds and its shareholders.

[1]	This meeting was intended to qualify as an "in-person" meeting of the Board pursuant to relief granted by the SEC in response to the COVID-19 outbreak for the purposes of fulfilling the in-person investment advisory agreement approval requirements under Section 15(c) of the 1940 Act (see Investment Company Act Release No. 33817 (Mar. 13, 2020), Investment Company Act Release No. 33824 (Mar. 25, 2020)).

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Trustees and Officers

October 31, 2020 (Unaudited)

Additional information regarding the Funds’ trustees is included in the Statement of Additional Information, which can be obtained without charge by calling (toll-free) (866) 759-5679.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	54	Ms. Anstine is a Trustee of ALPS ETF Trust (16 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	55	Mr. Deems is a Trustee of ALPS ETF Trust (16 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Clough Capital, RiverFront, Kotak or Smith Capital provides investment advisory services (currently 31 funds, 1 fund, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

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Trustees and Officers

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INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	35	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund), Clough Global Opportunities Fund (1 fund) and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Clough Capital, RiverFront, Kotak or Smith Capital provides investment advisory services (currently 31 funds, 1 fund, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

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Trustees and Officers

October 31, 2020 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke retired from ALPS in June 2019. Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.	53	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund); and Trustee of ALPS ETF Trust (16 funds).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Clough Capital, RiverFront, Kotak or Smith Capital provides investment advisory services (currently 31 funds, 1 fund, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

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Trustees and Officers

October 31, 2020 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Bradley J. Swenson, 1972	President	Mr. Swenson was elected President of the Trust at the June 11, 2019 meeting of the Board of Trustees.	Mr. Swenson joined ALPS in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015). Because of his position with ALPS, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of ALPS Variable Investment Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Principal Real Estate Income Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Clough Capital, RiverFront, Kotak or Smith Capital provides investment advisory services (currently 31 funds, 1 fund, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

224 | October 31, 2020

Privacy Policy

October 31, 2020 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions

● Account balances and transaction history

● Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

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Privacy Policy

October 31, 2020 (Unaudited)

WHO WE ARE
Who is providing this notice?	Financial Investors Trust
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.
OTHER IMPORTANT
INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

QUESTIONS?	Call 1-866-759-5679 or go to www.alpsfunds.com

226 | October 31, 2020

Intentionally Left Blank

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

APS001631

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended October 31, 2020 and October 31, 2019, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $218,625 and $208,300, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended October 31, 2020 and October 31, 2019, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,500 and $19,500, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended October 31, 2020 and October 31, 2019, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $59,015 and $58,880, respectively. The fiscal year 2020 and 2019 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended October 31, 2020 and October 31, 2019, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $50,895 in the fiscal year ended October 31, 2020 and $69,447 in the fiscal year ended October 31, 2019. These fees consisted of non-audit fees billed to (i) the Registrant of $50,895 in the fiscal year ended October 31, 2020 and $58,880 in the fiscal year ended October 31, 2019 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $0 in the fiscal year ended October 31, 2020 and $10,567 in the fiscal year ended October 31, 2019. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on January 9, 2017.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable to the Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	January 7, 2021

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	January 7, 2021